UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT	06082

(Address of principal executive offices)	(Zip code)

Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT	06082
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(860) 562-1000

Date of fiscal year end: 9/30/2018

Date of reporting period: 9/30/2018

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Premier Funds

September 30, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

Eric Wietsma

“MassMutual believes that, although the financial markets will go up and down over time, taking a long-term approach to investing gives retirement investors more time to ride out the downturns as they work toward achieving their long-term investment goals.”

September 30, 2018

Despite the return of volatility, markets remained strong overall

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended September 30, 2018 (the “fiscal year” or the “period”). During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017. Nevertheless, total returns for the period were solidly positive.

Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, all of which dominated headlines for the majority of the fiscal year. Foreign stocks in developed markets trailed their U.S.-based counterparts for the period, but generally outpaced their emerging-market competitors.

Bond investors in the United States struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the fiscal year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals.

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.*

*	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that your retirement savings could “run out” during your lifetime.

We’re people protecting people

MassMutual believes that your long-term financial security is crucial. Our ongoing commitment is to help people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually remind retirement investors of the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential to have more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Overview (Unaudited)

September 30, 2018

Market Highlights

•	During the first three quarters of 2018, U.S. stocks encountered more volatility than investors experienced in 2017, but total returns for the fiscal year (or the “period”) were solidly positive.

•	Global economic optimism faded during the fiscal year under the weight of geopolitical tensions, mixed results, and trade war rhetoric, which dominated year-to-date headlines in 2018.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, and central bank policy.

Market Environment

U.S. equity investors enjoyed positive returns for the fiscal year beginning October 1, 2017, though those gains occurred in a more volatile market than they encountered during the previous fiscal year. After a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (S&P 500) and the Dow Jones Industrial AverageSM (the Dow) declined for the first quarter of 2018. Both indexes hit record highs in January, dropped sharply in February, and climbed back to record highs near the end of the fiscal year.

During the second and third quarters of the fiscal year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering subsequent rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

As the first quarter of fiscal year began, strong corporate earnings reports and tempered rate hike expectations boosted investor confidence and the broad market S&P 500 delivered a strong 5.7% return for the quarter on the way to a 17.91% return for the fiscal year. The Dow followed a similar pattern to end at 20.76%. The technology-heavy NASDAQ Composite Index fared even better, advancing 25.17%, with prominent technology companies like Apple, Netflix, and Google leading the way. Small- and mid-cap stocks underperformed their larger peers and growth stocks widely outperformed their value counterparts during the period.

The information technology and consumer discretionary sectors led all others during the fiscal year, delivering double-digit returns and beating the S&P 500. Seven of the remaining sectors delivered positive returns, but lagged the S&P 500. Only two sectors – communication services and utilities – delivered negative returns for the fiscal year.

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and delivered a fiscal year return of 2.74%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared even worse, ending at -0.81% for the period.

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

The Federal Reserve Board (the Fed) reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the fiscal year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times during the period – in December (2017), March, June, and September 2018. All rate hikes during the period were in line with expectations and markets absorbed them with little reaction from investors. At the end of the fiscal year, the Fed raised its projection for the federal funds rate to 2.00%–2.25% as the market was pricing in the probability of an additional 0.25% hike following the December 2018 FOMC meeting. The Fed’s action follows signals that inflation may be rising faster than desired.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the fiscal year at 2.33%, yields rose 0.74% to end at 3.07%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index ended the period at -1.22%. Investment-grade corporate bonds fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the period at -1.18%. The Bloomberg Barclays U.S. Corporate High Yield Index fared better, ending with a gain of 3.05%.

Review and maintain your strategy

At MassMutual, we are people protecting people. That is why we are committed to helping people secure and protect their long-term financial future, so they can take care of the ones they love. Saving for retirement continues to be an important and urgent challenge for most. We remind you, as an investor in stock and bond funds, that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/18 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s subadviser is Barings LLC (Barings). The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 1.08%, underperforming the 1.57% return of the FTSE Treasury Bill 3 Month Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve Board (the Fed) increased the federal funds target rate four times over the last year. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Short-term interest rates responded in kind, moving off their low levels as monetary policy continued to tighten. LIBOR (London Interbank Offered Rate) rates increased, with 1-month LIBOR up 1.03% to 2.26% – and 3-month LIBOR up 1.07% to 2.40% over the year. (LIBOR is an interest rate used in the short-term international interbank market.) A large increase in LIBOR occurred at the beginning of 2018, when 3-month LIBOR jumped 0.61% due to rate hike expectations, in tandem with concerns about the impact of overseas corporate tax repatriation back to the U.S. (resulting from tax reform enacted in 2017). There was less demand for shorter-term money market instruments, as U.S. companies could use overseas cash for corporate activity. Short-term rates, such as 3-month LIBOR, rose slowly in the second and third quarters, as there was additional demand in the market after LIBOR’s sharp rise in the first quarter.

These rate moves benefited the Fund, as it purchased adjustable agency paper in order to maximize yield while keeping the weighted average maturity at a manageable level. (Agency paper is debt issued by the federal government for financing purposes.) These adjustable rate issues continued to provide an attractive yield advantage for the Fund over the period, particularly in light of the interest rate environment. At the end of the reporting period, the Fund held only a small allocation to longer-dated fixed maturity agency paper and U.S. Treasury Bills.

The Weighted Average Maturity (WAM) of the Fund has remained short, ending the period at 28 days – but the Weighted Average Life (WAL), which takes into account a bond’s final maturity date, ended the period at 79 days.

Subadviser outlook

Fund managers believe the U.S. economy, fueled by tax cuts and stimulus spending, appears to be a key factor in encouraging investors to look beyond negative contributing factors – like the trade sparring among the U.S., China and other nations – which could be a hindrance to global growth if escalated. For context, economic output is growing at its fastest rate since 2014, the unemployment rate is at its lowest level in almost two decades, and initial jobless claims have fallen to their lowest level since 1969. Corporate fundamentals also continue to improve, as both revenue and EBITDA growth are continuing to outpace debt growth as indicated by second-quarter data. (Earnings before interest, tax, depreciation and amortization [EBITDA] is a measure of a company’s operating performance.) Fund managers believe this is positive for securitized credit sectors, such as asset-backed securities (ABS) and corporate bonds.

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

In Fund managers’ view, the market is pricing in another interest rate hike from the Fed in December. Consequently, the Fund has been buying adjustable agency paper when it makes sense, and keeping most fixed rate purchases on the shorter side, as Fund managers believe there may be future interest rate hikes into 2019. Fund managers believe that net Treasury Bill issuance will increase significantly in the fourth quarter of 2018, but not as much as we saw in the first quarter of the year. They expect short rates to continue to rise throughout the fourth quarter and will bide their time waiting for attractive opportunities as they present themselves.

MassMutual Premier U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Discount Notes	82.5%
Repurchase Agreement	13.3%
U.S. Treasury Bonds & Notes	7.0%

Total Short-Term Investments	102.8%
Other Assets and Liabilities	(2.8)%

Net Assets	100.0%

MassMutual Premier U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier U.S. Government Money Market Fund Class R5 and the FTSE Treasury Bill 3 Month Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	1.08%	0.26%	0.19%
FTSE Treasury Bill 3 Month Index	1.57%	0.49%	0.32%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE Treasury Bill 3 Month Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

You could lose money by investing in the MassMutual Premier U.S. Government Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 1.63%, outperforming the -0.01% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), which measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, bond duration and maturity positioning benefited the Fund, as it shifted duration in accordance with its duration management process. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Duration of the Fund ended the period at 1.3 years.

The Fund’s allocation to corporate credit was the primary positive contributor to Fund performance for the year. Investment-grade and high-yield bonds rated BB contributed, and banking, leasing, and gas pipeline companies were the best-performing sub-sectors. Banks continued to demonstrate strong and improving fundamentals – less merger and acquisition risk, competitive spreads, and improved earnings after a one-time write-down resulting from tax reform. Gas pipelines have benefited from a required infrastructure buildout domestically, providing an avenue for growth and a reason for these companies to defend their investment-grade rating, as they need to access the capital markets to fund the buildout.

The securitized sector was the second primary contributor to performance, led by asset-backed securities (ABS). (Bond issuers create securitized bonds by pooling various types of contractual debt, such as mortgages, auto loans, and credit card debt.) Allocations to government-guaranteed Federal Family Education Loan Program (FFELP) student loans and subprime automobile ABS collateral were the largest contributing sub-sectors. The Fund increased its allocation to ABS over the period to 35% from 25% as the sector continued to have a natural liquidity profile (through monthly payments), and remained attractive, relative to other asset classes.

An underweight to U.S. agency debentures, which are unsecured loan certificates backed by general credit rather than specified assets, detracted from Fund performance. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) The sector offers little income and the Fund held an underweight allocation, relative to the benchmark, over the year.

The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management, and to gain exposures. Overall, derivatives detracted from performance over the last year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The U.S. economy, fueled by tax cuts and stimulus spending, appears, in Fund management’s view, to be a key factor in encouraging investors to look beyond negative contributing factors – like the trade sparring among the U.S., China and other nations – which could be a hindrance to global growth if escalated. For context, economic output is growing at its fastest rate since 2014, the unemployment rate is at its lowest level in almost two decades, and initial jobless claims have fallen to their lowest level since 1969. Corporate fundamentals also continue to improve, as both revenue and EBITDA growth are continuing to outpace debt growth as indicated by second-quarter data. (Earnings before interest, tax, depreciation and amortization [EBITDA] is a measure of a company’s operating performance.) Fund managers believe this is positive for securitized credit sectors such as ABS and corporate bonds.

At the close of the fiscal year, the Fund remained overweight in sectors such as corporates and securitized, relative to liquid products like governments and agencies – and Fund managers plan to continue focusing on bottom-up security selection.

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Non-U.S. Government Agency Obligations	47.1%
Corporate Debt	45.7%
U.S. Treasury Obligations	2.0%
U.S. Government Agency Obligations and Instrumentalities	1.2%
Purchased Options	1.1%
Municipal Obligations	0.0%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	1.63%	1.84%	3.31%
Service Class	1.50%	1.73%	3.23%
Administrative Class	1.35%	1.63%	3.13%
Class A	1.20%	1.38%	2.89%
Class A (sales load deducted)*	-1.33%	0.87%	2.63%
Class R3	0.97%	1.20%	2.64%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	-0.01%	0.57%	1.20%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class I and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 12/3/10 - 9/30/18
Class I	1.65%	1.93%	2.24%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	-0.01%	0.57%	0.67%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 2.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R4 and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	1.21%	1.53%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	-0.01%	0.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 0.63%, outperforming the 0.41% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (CPI-U) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up for the year in 2018, as unadjusted Headline CPI came in at 2.9% in the second quarter, up from 2.1% at year end. (The Consumer Price Index [CPI] measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices. Headline CPI includes food and energy.) While shelter costs continued to be a major driver of inflation, service prices primarily drove the Headline CPI year-to-date increase. Core CPI increased to 2.3% in the second quarter of 2018, up from 1.8% at year-end 2017. For the third quarter of 2018, Headline and Core CPI saw modest declines to 2.3% and 2.2%, respectively. Core CPI is running modestly above the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate contributed to the Fund’s performance during the period – notably, the Fund’s underweight positioning (relative to the benchmark) in short-maturity inflation securities was offset by allocations to high-quality, income-producing assets that earned higher yields than U.S. Treasuries.

In addition to TIPS, the Fund also invested in high-quality, income-producing securities, including asset-backed and money market securities. The income earned by these asset classes contributed positively over the reporting period. Asset-backed securities (ABS) were the main drivers of performance. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) Security selections in auto loans and student loans were the primary contributors within the ABS sector. An allocation to high-quality commercial paper also helped performance over the period. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

The Fund may use derivative instruments for yield curve and duration management – and for replicating cash bonds and gaining market exposure in order to implement manager views. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

hedging, speculation, or both.) During the period, repurchase agreements, Treasury futures, CPI swaps, credit default swaps to hedge whole business ABS exposure, CMBX as a proxy for commercial mortgage-backed securities, and interest rate swaptions were used to manage the Fund. (An interest rate swaption is an over-the-counter option that grants its owner the right but not the obligation to enter an underlying interest rate swap.) The Fund’s use of derivatives marginally contributed to its performance over the reporting period.

Subadviser outlook

Fund managers remain constructive on longer-term inflation market performance, as inflation measured by CPI and PCE continues to edge higher to meet central bank objectives. (The “core” PCE price index is defined as personal consumption expenditures [PCE] prices, excluding food and energy prices. The core PCE price index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends.) Nevertheless, they remain cautious on their shorter-term (fourth-quarter 2018) outlook, given recent softness in risk assets, seasonal pattern weakness in energy prices, weaker inflation sentiment, and tighter Federal Reserve policy.

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

U.S. Treasury Obligations	81.7%
Non-U.S. Government Agency Obligations	35.1%
Corporate Debt	2.6%
U.S. Government Agency Obligations and Instrumentalities	0.6%
Purchased Options	0.5%
Municipal Obligations	0.0%

Total Long-Term Investments	120.5%
Short-Term Investments and Other Assets and Liabilities	(20.5)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	0.63%	1.49%	3.32%
Service Class	0.51%	1.39%	3.20%
Administrative Class	0.31%	1.29%	3.07%
Class A	0.16%	1.05%	2.88%
Class A (sales load deducted)*	-4.09%	0.18%	2.43%
Class R3	0.03%	0.87%	2.64%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	0.41%	1.37%	3.32%

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class I and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 3/1/11 - 9/30/18
Class I	0.74%	1.61%	2.61%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	0.41%	1.37%	2.43%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R4 and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	0.31%	1.34%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	0.41%	1.54%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned -0.57%, outperforming the -1.22% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, ABS was the primary contributor to the Fund’s performance. (Bond issuers create securitized bonds by pooling various types of contractual debt, such as mortgages, auto loans, and credit card debt.) The Fund held an overweight allocation to the ABS sector, relative to the benchmark. The ABS asset class is generally shorter in duration and, consequently, less sensitive to increases in interest rates that can hurt a bond’s performance. Some sub-sectors, such as student loans, are floating rate bonds tied to the 3-month London Interbank Offered Rate (LIBOR), where their coupons reset on a quarterly basis. (LIBOR is an interest rate used in the short-term international interbank market.)

Within securitized asset classes, agency MBS also contributed to performance. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) The Fund had an underweight stake in the sector relative to the benchmark, although within MBS, an overweight of 30-year securities versus 15-year securities helped performance. Fund holdings in 30-year securities issued by Fannie Mae were a detractor from MBS performance. Residential MBS and CMBS also modestly helped to drive the Fund’s results.

Elsewhere, the Fund’s overweight to investment-grade corporate bonds contributed to performance. Corporate fundamentals continued to improve over the year, while new issuance slowed versus a year ago – which were both positives for the sector. However, demand from investors in Europe and Asia slowed, as hedging costs increased with an increase in LIBOR relative to other countries. In other words, it became more expensive for foreign investors to purchase U.S. dollar-denominated bonds. This factor, coupled with rising interest rates, resulted in the underperformance of corporate bonds, although security selection within the sector did benefit performance.

The beverage, banking and cable sectors all detracted from performance over the period. An allocation to short-weighted average life collateralized loan obligations rated AAA also hampered the Fund’s full-year results. The Fund has approximately a 4% to 5% allocation in the out-of-benchmark sector.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. In aggregate, these positions positively contributed to performance over the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

The U.S. economy, fueled by tax cuts and stimulus spending, appears, in Fund management’s view, to be a key factor in encouraging investors to look beyond negative contributing factors – like the trade sparring among the U.S., China and other

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

nations – which could be a hindrance to global growth if escalated. For context, economic output is growing at its fastest rate since 2014, the unemployment rate is at its lowest level in almost two decades, and initial jobless claims have fallen to their lowest level since 1969. Corporate fundamentals also continue to improve, as both revenue and EBITDA growth are continuing to outpace debt growth as indicated by second-quarter data. (Earnings before interest, tax, depreciation and amortization [EBITDA] is a measure of a company’s operating performance.) Fund management believes this is positive for securitized credit sectors such as ABS and corporate bonds.

At the close of the fiscal year, the Fund remained overweight in sectors such as corporates and securitized, relative to liquid products like governments and agencies – and Fund managers plan to continue focusing on bottom-up security selection.

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Corporate Debt	34.8%
Non-U.S. Government Agency Obligations	28.9%
U.S. Government Agency Obligations and Instrumentalities	25.9%
U.S. Treasury Obligations	7.7%
Purchased Options	0.8%
Sovereign Debt Obligations	0.7%
Municipal Obligations	0.5%
Preferred Stock	0.3%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	-0.57%	2.28%	4.37%
Service Class	-0.66%	2.19%	4.29%
Administrative Class	-0.70%	2.10%	4.20%
Class A	-1.00%	1.83%	3.94%
Class A (sales load deducted)*	-5.21%	0.95%	3.49%
Class R3	-1.13%	1.67%	3.69%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 12/3/10 - 9/30/18
Class I	-0.46%	2.39%	3.07%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	2.61%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R4 and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	-0.88%	1.70%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.02%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned -0.69%, outperforming the -1.22% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, ABS was the primary contributor to the Fund’s performance. (Bond issuers create securitized bonds by pooling various types of contractual debt, such as mortgages, auto loans, and credit card debt.) The Fund held an overweight allocation to the ABS sector, relative to the benchmark. The ABS asset class is generally shorter in duration and, consequently, less sensitive to increases in interest rates that can hurt a bond’s performance. Some sub-sectors, such as student loans, are floating rate bonds tied to the 3-month London Interbank Offered Rate (LIBOR), where their coupons reset on a quarterly basis. (LIBOR is an interest rate used in the short-term international interbank market.)

Within securitized asset classes, agency MBS also contributed to performance. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) The Fund had an underweight stake in the sector relative to the benchmark, although within MBS, an underweight to 15-year securities relative to 30-year securities helped performance. Fund holdings in 30-year securities issued by Fannie Mae were the largest detractor from MBS performance. Residential MBS and commercial MBS also modestly helped to drive the Fund’s results.

Elsewhere, the Fund’s overweight to investment-grade corporate bonds contributed to performance. Corporate fundamentals continued to improve over the year, while new issuance slowed versus a year ago – which were both positives for the sector. However, demand from investors in Europe and Asia slowed, as hedging costs increased with an increase in LIBOR relative to other countries. In other words, it became more expensive for foreign investors to purchase U.S. dollar-denominated bonds. This factor, coupled with rising interest rates, resulted in the underperformance of corporate bonds, although security selection within the sector did benefit performance.

The satellite, cable, and metals and mining sectors all detracted from performance over the period. An allocation to short-weighted average life collateralized loan obligations rated AAA also hampered the Fund’s full-year results. The Fund has approximately a 4% to 5% allocation in the out-of-benchmark sector.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. In aggregate, these positions positively contributed to performance over the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

The U.S. economy, fueled by tax cuts and stimulus spending, appears, in Fund management’s view, to be a key factor in encouraging investors to look beyond negative contributing factors – like the trade sparring among the U.S., China and other nations – which could be a hindrance to global growth if escalated. For context, economic output is growing at its fastest rate since 2014, the unemployment rate is at its lowest level in almost two decades, and initial jobless claims have fallen to their

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

lowest level since 1969. Corporate fundamentals also continue to improve, as both revenue and EBITDA growth are continuing to outpace debt growth as indicated by second-quarter data. (Earnings before interest, tax, depreciation and amortization [EBITDA] is a measure of a company’s operating performance.) Barings believes this is positive for securitized credit sectors such as ABS and corporate bonds.

At the close of the fiscal year, the Fund remained overweight in sectors such as corporates and securitized, relative to liquid products like governments and agencies – and Fund managers plan to continue focusing on bottom-up security selection.

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Corporate Debt	41.0%
Non-U.S. Government Agency Obligations	28.6%
U.S. Government Agency Obligations and Instrumentalities	21.7%
U.S. Treasury Obligations	2.3%
Purchased Options	1.2%
Sovereign Debt Obligations	0.8%
Municipal Obligations	0.3%
Preferred Stock	0.1%
Warrants	0.0%
Common Stock	0.0%

Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	-0.69%	2.59%	4.69%
Service Class	-0.69%	2.51%	4.63%
Administrative Class	-0.83%	2.39%	4.56%
Class A	-1.07%	2.14%	4.31%
Class A (sales load deducted)*	-5.28%	1.26%	3.85%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class I and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 12/3/10 - 9/30/18
Class I	-0.64%	2.72%	3.86%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	2.61%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R4, Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	-0.91%	1.93%
Class R3	-1.24%	1.66%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.02%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 2.65%, underperforming the 3.05% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, puttable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2018, the U.S. high-yield bond market finished the fiscal year with positive performance, driven by stable to improving corporate fundamentals, moderate global economic growth, and subdued inflationary pressures.

The energy sector, which represented 14.3% of the benchmark as of September 30, 2018 was the top-performing industry during the year, led by a sustained rally in crude oil prices. Issuers in the refining and oil field services subsectors were the largest contributors to sector performance within the benchmark. The consumer cyclicals sector and the financial sector were the notable laggards across the market, while still generating positive returns overall. The lower end of the ratings spectrum significantly outperformed the broader market during the period, with CCC-rated issues generating strong returns of 8.7%. While still producing positive returns, the B- and BB-rated portions of the benchmark experienced more modest gains of 3.8% and 1.4%, respectively.

The consumer cyclicals sector was the primary driver of the Fund’s relative performance, led by prudent credit selection as well as an underweight allocation, relative to the benchmark. Overall, the energy sector led overall performance during the year, due to an overweight allocation as well as strong credit selection. The Fund lagged the benchmark in the communications and basic industry sectors – with the latter being attributable to Fund holding Appvion Inc., which entered bankruptcy in October 2017.

From a ratings perspective, an overweight position in CCC-rated issues contributed to relative outperformance during the year, although this was offset by credit selection within the category. B- and BB-rated issues within the Fund outperformed the benchmark due to both credit selection and an underweight allocation to BB-rated issues.

With respect to Fund holdings, the top detractors were Appvion, which makes coated paper products, including carbonless, thermal and security papers; Jupiter Resources, a Western Canadian natural gas producer; and Jonah Energy, a private energy exploration and production company in the U.S. Fund holdings that were standout performers included Bausch Health Companies, a specialty pharmaceutical manufacturer focused on several therapeutic areas, with key focuses on gastrointestinal, dermatology, and eye care; Coveris Holdings, which designs, manufactures, and supplies paper flexible packaging, plastic flexible packaging and film products, and coated products in North America and Europe; and Caelus Energy, a privately held energy exploration and production company in the U.S.

Subadviser outlook

Fund management’s view is that corporate fundamentals for high-yield borrowers remain strong. Both within the Fund and in the market in general, they continue to see growth in earnings and healthy interest coverage levels. Additionally, defaults remain

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

below historical averages and they continue to expect a benign default environment in the near term. The U.S. economy remains stable to improving, and they do not expect to see significant volatility in the near term, although they will continue to monitor Federal Reserve movements and inflation.

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Corporate Debt	87.4%
Bank Loans	3.2%
Common Stock	0.5%
Preferred Stock	0.2%
Warrants	0.0%

Total Long-Term Investments	91.3%
Short-Term Investments and Other Assets and Liabilities	8.7%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	2.65%	6.03%	8.68%
Service Class	2.55%	5.92%	8.61%
Administrative Class	2.49%	5.81%	8.47%
Class A	2.21%	5.54%	8.20%
Class A (sales load deducted)*	-3.41%	4.36%	7.59%
Class R3	2.04%	5.39%	7.95%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	3.05%	5.54%	9.46%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class I and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 3/1/11 - 9/30/18
Class I	2.78%	6.15%	7.41%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	3.05%	5.54%	6.35%

Hypothetical Investments in MassMutual Premier High Yield Fund Class R4 and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	2.30%	4.55%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	3.05%	4.66%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 10.01%, underperforming, by a wide margin, the 17.91% return of the S&P 500® Index (“the stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market – but significantly outperforming the 2.74% return of the MSCI EAFE Index (“the international component’s benchmark”), which measures the performance of the large-and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Fund substantially outperformed the -1.22% return of the Bloomberg Barclays U.S. Aggregate Bond Index (“the bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Additionally, the Fund’s Class R5 shares outperformed the 6.91% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and outperformed the 8.48% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

The Fund held an overweight allocation of stocks relative to bonds during the year, which helped performance, as stocks significantly outperformed bonds. Profits generated by stocks relative to their prices have been unusually high relative to fixed income alternatives, which is why the Fund held an overweight stake in equities, relative to bonds.

The Fund experienced the most drag on relative performance over the reporting period due to its underweight position relative to the Fund’s benchmark in high-growth stocks like Amazon, the internet retailing giant. Barings believes that Amazon is an exceptional company with huge growth rates, but considers its shares to be expensive relative to the market. Since value is a critical part of the Fund’s framework, the Fund’s underweight position in Amazon hurt its full-year performance.

Earlier in the performance period, the Fund held an overweight stake in industrial companies, which helped drive performance. One Fund holding that specifically contributed was Waste Management, a waste collection company, which rose 18% over the year.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

In the fixed income component, the Fund’s allocation to ABS, particularly those with floating rate coupons, was the primary performance contributor. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) The Fund’s positions in investment-grade corporate bonds, including gas pipeline and property and casualty companies, was additive – while allocations to the beverage, banking and cable sectors detracted.

The Fund occasionally uses derivatives. This proved modestly additive to performance during the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Basic finance would have us believe that stock prices generally move in the opposite direction of interest rates. Yet nothing is ever easy in finance. Over the past 17 years, stocks generally went up when interest rates rose. This odd state of affairs was likely due to low interest rates and low inflation. As a result, funds like Premier Balanced that own stocks and bonds received a significant benefit from diversification. When bond prices fell (bond prices move in the opposite direction of rates), stocks prices generally rose. The Fund received more return per unit of risk due to its diversification. Should stock prices begin falling, this relationship may begin changing and revert to the “normal relationship” stocks and bonds had before the last 17 years. Given the massive tax cut, a cessation of purchasing of bonds by the Federal Reserve, and a tight labor market, it would not be too surprising if rates rose. Since the rise may be due to inflation, Fund managers suspect the old dynamic between stocks and bonds may reassert itself.

For now, Barings plans to remain overweight in equities into the remainder of this business cycle, but will continue to monitor financial markets closely to see if a new trend may be emerging.

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/18

Common Stock	64.0%
Corporate Debt	9.7%
Mutual Funds	9.2%
Non-U.S. Government Agency Obligations	7.7%
U.S. Government Agency Obligations and Instrumentalities	6.9%
U.S. Treasury Obligations	1.4%
Purchased Options	0.2%
Municipal Obligations	0.2%
Sovereign Debt Obligations	0.2%
Preferred Stock	0.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	10.01%	8.53%	8.59%
Service Class	9.94%	8.43%	8.43%
Administrative Class	9.88%	8.32%	8.30%
Class A	9.48%	8.04%	8.03%
Class A (sales load deducted)*	3.46%	6.83%	7.43%
S&P 500 Index#	17.91%	13.95%	11.97%
MSCI EAFE Index	2.74%	4.42%	5.38%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%
Lipper Balanced Fund Index	6.91%	7.29%	7.70%
Custom Balanced Index	8.48%	8.26%	8.39%

Hypothetical Investments in MassMutual Premier Balanced Fund Class I, Class R4, Class R3, the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	10.21%	7.78%
Class R4	9.58%	7.26%
Class R3	9.32%	7.00%
S&P 500 Index#	17.91%	12.62%
MSCI EAFE Index	2.74%	3.48%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.02%
Lipper Balanced Fund Index	6.91%	6.43%
Custom Balanced Index	8.48%	7.46%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

# Benchmark.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Value Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser considers to be undervalued. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 9.20%, underperforming the 9.45% return of the Russell 1000 Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Value stocks tend to be cyclical, asset-heavy, or in industries such as banking and energy, which are heavily dependent on factors that are outside of the company’s control, such as interest rates and oil prices. All of these characteristics also put these companies right in the middle of the current trade war. As the trade war heated up during the year, value stocks underperformed their growth counterparts.

For the year ended September 30, 2018, the Fund’s overweight position, relative to the benchmark, in the materials sector hampered performance. Fund holding Huntsman Corporation, a maker of specialty chemicals, was viewed as underpriced by Fund management. Unfortunately, the market focused more on Huntsman’s exposure to China ($1.1 billion in revenues), and shares of the company ultimately fell. Also detracting from Fund performance was its underweight stake in Chevron, the integrated oil company. Chevron’s fundamentals looked weak last year when oil prices were at $50. During the reporting period, however, oil prices rose and Chevron – along with energy stocks in general – did well. The Fund’s relative performance suffered due to its less-than-benchmark allocation to the energy sector.

Earlier in the reporting period, the Fund held an overweight allocation to industrial companies, which helped its full-year results. Fund holding Waste Management, a waste collection company, rose 18% over the year, which helped to drive the Fund’s absolute performance. Waste companies are domestic by the very nature of their business, and investors turned their eyes to these companies in the midst of the trade war. Another Fund holding, Caterpillar, is a company that designs and manufactures construction and mining equipment, selling to companies around the world. Caterpillar outperformed in the early part of the reporting period due to the expectation of better global growth, but then spent most of the rest of the period behind the market, as that optimism dissipated.

The Fund used derivatives to facilitate fund flows, which was modestly additive to performance over the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

Fund management believes there are cyclical and secular pressures on the growth versus value dynamic in the market. Secularly, they believe that automation and artificial intelligence companies will change the manufacturing process, and that such change will be a significant development. Cyclically, the tepid economic recovery and the Federal Reserve’s tight control over interest

*

The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Value Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

rates hurt value relative to growth, in their opinion. Widely viewed as the real wild card, though, in the investment world is the trade war. Free trade has been the hallmark of this bull market. If the trade war continues, Fund management believes that free trade and economic growth and profits will suffer. If there is a positive resolution to the trade war, they believe that value stocks have the potential to do well.

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/18

JP Morgan Chase & Co.	2.8%
Berkshire Hathaway, Inc. Class B	2.5%
Cisco Systems, Inc.	2.4%
Johnson & Johnson	2.3%
Pfizer, Inc.	2.3%
Bank of America Corp.	2.2%
Intel Corp.	2.2%
Verizon Communications, Inc.	2.0%
Exxon Mobil Corp.	1.8%
AT&T, Inc.	1.7%

22.2%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/18

Financial	28.9%
Consumer, Non-cyclical	17.4%
Energy	9.7%
Communications	9.6%
Technology	9.2%
Consumer, Cyclical	8.5%
Industrial	7.5%
Basic Materials	5.0%
Utilities	4.8%
Diversified	0.3%

Total Long-Term Investments	100.9%
Short-Term Investments and Other Assets and Liabilities	(0.9)%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	9.20%	10.32%	9.27%
Service Class	9.10%	10.20%	9.15%
Administrative Class	8.96%	10.08%	9.03%
Class A	8.74%	9.81%	8.74%
Class A (sales load deducted)*	2.76%	8.57%	8.13%
Class R3	8.53%	9.63%	8.49%
Russell 1000 Value Index	9.45%	10.72%	9.79%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	9.28%	8.45%
Class R4	8.84%	7.98%
Russell 1000 Value Index	9.45%	8.90%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 9.00%, substantially underperforming the 17.91% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, the Fund’s stock selection drove its underperformance versus the benchmark. The most significant underperformers were in the information technology, industrials, and utilities sectors. The Fund outperformed the benchmark in the financial sector due to stock selection.

Fund holdings that detracted from performance included Celgene and PG&E. Celgene is a biotechnology company that experienced significant weakness in the fourth quarter of 2017 – which continued into 2018 after lowering earnings guidance for the quarter and longer term (through 2020). This was primarily due to lower expected revenues from Otezla, a drug that treats certain types of arthritis, which accounts for approximately 10% of the company’s revenues. Secondarily, there was disappointment due to the withdrawal of a pipeline drug. These concerns were amplified by the fact that the company’s blockbuster drug, Revlimid (more than 60% of sales), faces patent expirations beginning in 2022. PG&E is one of the largest utility companies in California. The stock has been under pressure since the start of the Northern California wildfires, due to concerns that some of the company’s equipment may have played a role in some of the fires. The stock saw further pressure after the company announced they would be suspending the dividend to preserve cash for potential future claims. The Fund exited its position in PG&E during the period. Finally, not owning Amazon through the end of April detracted from the Fund’s performance because Amazon, which is one of the largest names in the benchmark, continued its run of impressive performance. Fund managers reinitiated a position in the company in April 2018.

Fund holdings that were top individual contributors for the year included O’Reilly Automotive (consumer discretionary), Motorola Solutions (information technology), and Exact Sciences (health care). Following a deceleration of revenue growth in 2017 in the auto parts retail industry, O’Reilly’s sales improved in the first and second quarters of 2018. Previous fears that Amazon would disrupt this relatively attractive segment of the retail industry have subsided over time, as O’Reilly and peer AutoZone have continued to post solid results. Motorola Solutions continued to display strong execution and to benefit from a favorable environment for public-safety spending. Exact Sciences focuses on the early detection and prevention of colorectal cancer through molecular diagnostics. The company saw initial strength after reporting strong first-quarter results, which saw strong adoption of Cologuard, the company’s non-invasive test for the early detection of colorectal cancer. The stock got an additional boost after the American Cancer Society updated its guidelines to recommend colorectal cancer screening at age 45 versus 50.

*

The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In the short term, Fund managers expect the U.S. economy to continue showing decent economic growth. In their view, this could be driven by favorable ongoing consumer confidence, tax benefits, falling regulatory hurdles, and technological innovation. They believe the biggest macroeconomic risks are trade tariffs and higher interest rates.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/18

Microsoft Corp.	5.7%
JP Morgan Chase & Co.	3.7%
Amazon.com, Inc.	3.6%
UnitedHealth Group, Inc.	3.6%
Apple, Inc.	3.5%
Merck & Co., Inc.	3.0%
Motorola Solutions, Inc.	2.7%
Lockheed Martin Corp.	2.5%
Facebook, Inc. Class A	2.4%
Suncor Energy, Inc.	2.4%

33.1%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	22.9%
Financial	20.0%
Technology	18.5%
Communications	11.5%
Consumer, Cyclical	9.0%
Industrial	7.7%
Energy	5.3%
Utilities	2.0%
Basic Materials	0.7%
Mutual Funds	0.6%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	9.00%	11.90%	11.00%
Service Class	8.94%	11.79%	10.92%
Administrative Class	8.79%	11.68%	10.77%
Class A	8.49%	11.39%	10.50%
Class A (sales load deducted)*	2.52%	10.14%	9.87%
Class R3	8.34%	11.22%	10.24%
S&P 500 Index	17.91%	13.95%	11.97%

Hypothetical Investments in MassMutual Premier Main Street Fund Class I, Class R4, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	9.11%	10.64%
Class R4	8.63%	10.16%
S&P 500 Index	17.91%	12.62%

GROWTH OF $10,000 INVESTMENT FOR PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to create a diversified portfolio of equity securities in order to outperform the total return performance of its benchmark, the Russell 1000® Growth Index*. Under normal circumstances, the Fund invests mainly in common stocks of companies that the Fund’s subadviser believes offer the potential for long-term growth. The Fund will normally invest in common stocks of companies with market capitalizations of at least $200 million at the time of purchase. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 23.72%, underperforming the 26.30% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, the primary driver of the Fund’s underperformance was its underweight allocation, relative to the benchmark, to high-growth stocks like Amazon, the internet retailing giant. These companies have exceptional growth rates, but are expensive relative to the market. Since value is a critical part of the Fund’s framework, its less-than-benchmark stake in these standouts hurt performance on a relative basis. Similarly, the Fund had an underweight allocation to Netflix, the video streaming company. Netflix, a top-rated service, is creating a new media delivery system. However, because each quarter the actual cash Netflix generated from operations after all expenses was actually negative, the Fund owned much less of Netflix than the benchmark over the period, and this dragged on the Fund’s relative returns.

The Fund’s valuation framework helped in other areas, though. Well-known Fund holding Apple, a company that designs and manufactures personal computing devices, has been rapidly growing earnings and cash after expenses. Investors were not paying a premium for this growth because they focused on their fears that the market was saturated with Apple devices. Nevertheless, Apple continued to innovate, and the stock was up almost 50% during the reporting period. The Fund’s overweight stake in this top performer helped to drive the Fund’s results. Additionally, the Fund had overweight allocations to technology companies that displayed strong growth, but were also selling at good values, like Zebra Technologies, a manufacturer of barcode scanners. Zebra was up 63% over the period, and this helped performance.

Subadviser outlook

Growth stocks have been the darlings of the market for the past few years. Perhaps rightfully so: They have high margins, strong top-line growth, and exciting prospects. In the last few months, however, growth stocks have received an added boost, due to investors’ desire to shield themselves from higher import prices and own companies that will still grow if the global economy slows. Many artificial intelligence (AI) and cloud companies in the U.S. fit that description. This recent push has lifted many growth stocks to values that Fund management believes are extreme.

The essence of growth stock investing is that there are a few tremendous long-term winners, but also many losers. Fund managers are confident that some of the AI stocks that are valued highly now are going to be winners, but are also of the opinion that many will not be. They believe their analysis will help identify which is which, but believe that to profit from this growth, the Fund needs to invest in companies, not trade them.

*

The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Growth Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/18

Apple, Inc.	9.2%
Microsoft Corp.	6.9%
Amazon.com, Inc.	5.8%
Alphabet, Inc. Class C	3.2%
Alphabet, Inc. Class A	3.2%
Facebook, Inc. Class A	2.2%
The Boeing Co.	2.0%
UnitedHealth Group, Inc.	1.7%
Amgen, Inc.	1.5%
AbbVie, Inc.	1.5%

37.2%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/18

Technology	27.4%
Communications	19.7%
Consumer, Non-cyclical	19.6%
Consumer, Cyclical	10.5%
Industrial	10.1%
Financial	8.9%
Basic Materials	2.2%
Energy	0.6%
Diversified	0.3%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	23.72%	15.41%	13.76%
Service Class	23.54%	15.27%	13.66%
Administrative Class	23.51%	15.18%	13.53%
Class A	23.22%	14.88%	13.24%
Class A (sales load deducted)*	16.44%	13.59%	12.60%
Russell 1000 Growth Index	26.30%	16.58%	14.31%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class I, Class R4, Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	23.95%	14.31%
Class R4	23.26%	13.77%
Class R3	23.01%	13.49%
Russell 1000 Growth Index	26.30%	15.71%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small-cap companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 13.82%, underperforming the 15.24% return of the Russell 2000® Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, underperforming sectors for the Fund included consumer discretionary, communication services, and materials, where stock selection detracted. Outperformers versus the benchmark included the health care, energy, and information technology sectors, due to stock selection.

Fund holdings that were detractors from performance included Prestige Brands (health care), Visteon Corporation (consumer discretionary), and Summit Materials, Inc. (materials). Prestige Brands markets, sells, and distributes various over-the-counter health care and consumer products. Organic sales trends for Prestige have slowed and cost pressures have increased, especially for transportation. The Fund exited the stock during the reporting period. Visteon designs, engineers, and manufactures cockpit electronics products and connected car solutions for most of the world’s major vehicle manufacturers. After a strong run over the past 2-3 years of meeting or beating analyst earnings estimates, the company reported disappointing second-quarter 2018 results in late July and lowered its previous 2018 guidance. Summit is one of the fastest-growing construction materials companies. In early August, the company reported softer-than-expected second-quarter 2018 results and lowered its full-year EBITDA guidance. (Earnings before interest, tax, depreciation and amortization [EBITDA] is a measure of a company’s operating performance.)

Fund holdings that were top individual contributors to full-year performance included Amedisys, Inc. (health care); Renewable Energy Group, Inc. (energy); and Etsy, Inc. (consumer discretionary). Home health provider Amedisys continued its strong 2018 run with better-than-expected second-quarter earnings due to operational improvements. Renewable Energy Group is North America’s largest producer of advanced biofuel. The company continued to lower input costs through internal development, which could lead to greater average profitability. Etsy is an e-commerce website focused on hand-made or vintage items and unique factory-manufactured items. Etsy’s stock moved substantially higher after instituting a significant price increase to narrow the “take rate” discount that was in place relative to other marketplaces.

Subadviser outlook

In the short term, Fund managers expect the U.S. economy to continue showing decent economic growth. In their view, this could be driven by favorable ongoing consumer confidence, tax benefits, falling regulatory hurdles, and technological innovation. They believe the biggest macroeconomic risks are trade tariffs and higher interest rates. Regarding trade tariffs, Fund managers believe that the market perceives bluster from D.C. as a negotiating tactic. So far, this has been borne out in trade negotiations between the U.S., Mexico, and Canada. Fund managers caution that a true escalation could severely hamper global growth and thereby stock prices. In addition, they are concerned that companies are addicted to low interest rates. In this regard, Fund managers believe that, if interest rates were to continue to rise materially, some companies’ historical decisions could look like a misallocation of capital and negatively impact their stock prices.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/18

CACI International, Inc. Class A	2.0%
ASGN, Inc.	1.9%
Korn/Ferry International	1.9%
Matador Resources Co.	1.7%
Zynga, Inc. Class A	1.7%
Yelp, Inc.	1.6%
Group 1 Automotive, Inc.	1.6%
Four Corners Property Trust, Inc.	1.6%
The Children’s Place, Inc.	1.5%
Amedisys, Inc.	1.5%

17.0%

MassMutual Premier Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	21.3%
Financial	20.7%
Industrial	14.5%
Consumer, Cyclical	14.3%
Technology	13.1%
Communications	4.7%
Energy	3.8%
Basic Materials	3.5%
Mutual Funds	3.1%
Utilities	2.7%

Total Long-Term Investments	101.7%
Short-Term Investments and Other Assets and Liabilities	(1.7)%

Net Assets	100.0%

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	13.82%	11.27%	12.48%
Service Class	13.68%	11.15%	12.37%
Administrative Class	13.59%	11.05%	12.26%
Class A	13.34%	10.76%	11.98%
Class A (sales load deducted)*	7.10%	9.52%	11.35%
Russell 2000 Index	15.24%	11.07%	11.11%

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class I, Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	13.93%	10.07%
Class R4	13.42%	9.56%
Class R3	13.14%	9.28%
Russell 2000 Index	15.24%	10.03%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts, and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States) and typically invests in a number of different countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 10.28%, outperforming the 9.77% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, the Fund outperformed the benchmark in eight out of 11 sectors, led by stock selection in the communication services, health care, and industrials sectors. The Fund underperformed the benchmark in consumer discretionary and energy, due to stock selection and an underweight position (relative to the benchmark), respectively. The Fund is perennially underweight in the energy and materials sectors, as Fund management does not believe that it can consistently predict either energy or materials prices. On a country basis, the Fund’s stock selection in France and the United States, along with its lack of exposure to Canada, were the strongest outperformers versus the benchmark. Stock selection in Spain and China detracted from relative performance, as did the Fund’s overweight position in Germany.

Fund holdings that were top individual contributors included Adobe Systems, Inc. (information technology); Alphabet Inc. (communication services); and Intuit, Inc. (information technology). Adobe Systems has seen accelerating revenues, and widening margins driven by exceptional products and its transition to the cloud. Cloud-based software is cheaper for the customer, and cannot be pirated. Fund management believes Alphabet Inc. has a wonderful core business in search. Alphabet Inc.’s lead in artificial intelligence (AI), for example, has the potential to give it an advantage in the move to voice-based search, especially as an alternative to Amazon. Intuit Inc.’s small business and tax platforms, QuickBooks and TurboTax, continued to gain share during the reporting period.

Fund holdings that were detractors from performance included JD.com, Inc. (consumer discretionary), Bayer AG (health care), and Acadia Pharmaceuticals, Inc. (health care). JD.com, the number-two player in Chinese e-commerce, saw its share price drop by 50% since mid-January. During the reporting period, news reports indicated that its CEO was the subject of a sexual assault investigation in Minneapolis this past summer – although there has, thus far, been no indication about whether a criminal charge will be handed down. Bayer AG has been on a downward trend since a California jury awarded a terminally ill cancer patient $289 million as compensation for his illness, an illness that he claimed was caused by long-term exposure to the herbicide known as Roundup (a product Bayer acquired when it bought Monsanto in June). Acadia Pharmaceuticals is a biopharmaceutical company that focuses on central nervous system disorders. A recent drug launch for NUPLAZID, a treatment for psychosis, was looked into by the FDA on safety concerns.

Subadviser outlook

At the end of the reporting period, the Fund had its largest overweight positions in the industrials, communication services, consumer discretionary, health care, and information technology sectors – and its largest underweight stakes in the energy, materials, consumer staples, utilities, and real estate sectors.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/18

Alphabet, Inc. Class A	6.6%
Airbus SE	3.6%
LVMH Moet Hennessy Louis Vuitton SE	3.2%
Adobe Systems, Inc.	2.9%
Intuit, Inc.	2.8%
S&P Global, Inc.	2.6%
Anthem, Inc.	2.5%
Nidec Corp.	2.4%
SAP SE	2.4%
Facebook, Inc. Class A	2.4%

31.4%

MassMutual Premier Global Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	22.6%
Industrial	18.5%
Financial	15.3%
Consumer, Cyclical	14.4%
Technology	12.9%
Communications	12.9%
Mutual Funds	2.0%
Basic Materials	1.0%
Energy	0.9%

Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	10.28%	9.85%	10.17%
Service Class	10.17%	9.71%	10.03%
Administrative Class	10.07%	9.61%	9.92%
Class A	9.74%	9.32%	9.62%
Class A (sales load deducted)*	3.71%	8.09%	9.00%
Class R3	9.64%	9.19%	9.50%
MSCI ACWI	9.77%	8.67%	8.19%

Hypothetical Investments in MassMutual Premier Global Fund Class I, Class R4, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	10.39%	9.14%
Class R4	9.90%	8.66%
MSCI ACWI	9.77%	7.71%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. The Fund invests primarily in the common stock of growth companies that are domiciled or that have their primary operations outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned -2.32%, underperforming the 1.76% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, the Fund’s underperformance versus the benchmark was due primarily to stock selection in the consumer discretionary and communication services sectors, and an underweight position, relative to the benchmark, in the energy sector. Outperformers for the Fund included an underweight position in the financial sector, as well as stock selection in the health care and consumer staples sectors.

With regard to countries, the Fund’s geographic exposure is purely the result of stock selection and does not reflect Fund management’s views regarding the general economy of any country. During the reporting period, the Fund underperformed the benchmark in Japan, the United Kingdom, and Germany as the result of stock selection. Stock selection in Switzerland, Sweden, and Australia contributed positively to relative performance.

Fund holdings that were top individual detractors during the reporting period included ams AG (information technology), Valeo SA (consumer discretionary), and Iliad S.A. (communication services). ams AG is an Austrian company in the 3D sensor market. Fund managers believe that demand for 3D sensors is growing, as they are increasingly required for facial recognition, factory process automation, and augmented reality applications. After rising to record highs earlier in the year, the stock price suffered from profit-taking and from concerns that a U.S.–Chinese trade war could disrupt the supply chains in which ams AG participates. Valeo SA is a French auto component supplier that is on the right side of the car evolution trend towards more complex componentry. Both demand for Valeo’s products and its pricing power over them are rising with this trend. In the short term, the tariff talk over the reporting period prompted profit-taking in Valeo’s shares, which reached record highs in 2017 and earlier this year. Iliad S.A., a French telecommunications and internet service provider, recently entered the Italian market as a fourth carrier and is incurring significant customer acquisition costs, which are weighing on the stock.

Fund holdings that contributed to performance during the reporting period included Temenos Group AG (information technology), CSL Limited (health care), and Amadeus IT Group SA (information technology). Temenos is a Swiss enterprise software company focused on the banking industry. Modern regulatory requirements and the sheer weight of antiquated IT systems, often a residual of decades of mergers and acquisitions, are providing a tailwind for the company. Temenos has been announcing strong earnings and new client wins, causing the share price to react favorably. CSL Limited is an Australian company that is a global leader in plasma products. The plasma products industry is highly concentrated due to the stringent safety requirements for blood collection. The industry is a beneficiary of the aging world population; with aging comes an increasing number of medical procedures, many of which require the ancillary use of blood products. CSL continued to earn good returns on the capital invested within it. Amadeus IT Group SA is a company that is benefiting from the increasing world digitization. Based in Spain, Amadeus processes transactions for the global travel industry. It connects travel agents with travel providers – such as airlines, railways, hotels, and cruise lines – and provides the passenger IT systems used by many airlines. During the reporting period, Amadeus announced strong earnings and an accretive acquisition, and the share price reacted favorably.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

At the end of the reporting period, the Fund’s managers positioned the Fund with its largest overweight positions in the information technology, consumer discretionary, industrials, and health care sectors – and its largest underweight positions in the financials, energy, materials, and real estate sectors.

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/18

SAP SE	2.5%
Temenos Group AG Registered	2.4%
Infineon Technologies AG	2.3%
Nippon Telegraph & Telephone Corp.	1.8%
LVMH Moet Hennessy Louis Vuitton SE	1.7%
Lonza Group AG Registered	1.7%
Hermes International	1.6%
Bunzl PLC	1.6%
ASML Holding NV	1.6%
ICICI Bank Ltd. Sponsored ADR	1.6%

18.8%

MassMutual Premier International Equity Fund Sector Table (% of Net Assets) on 9/30/18

Consumer, Non-cyclical	24.8%
Consumer, Cyclical	20.8%
Industrial	17.5%
Technology	16.6%
Communications	9.3%
Mutual Funds	5.8%
Financial	4.0%
Basic Materials	2.1%
Energy	1.1%

Total Long-Term Investments	102.0%
Short-Term Investments and Other Assets and Liabilities	(2.0)%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI ACWI ex USA.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Ten Year Average Annual 10/1/08 - 9/30/18
Class R5	-2.32%	3.45%	7.17%
Service Class	-2.33%	3.35%	7.12%
Administrative Class	-2.49%	3.24%	6.97%
Class A	-2.70%	2.99%	6.71%
Class A (sales load deducted)*	-8.05%	1.83%	6.11%
MSCI ACWI ex USA	1.76%	4.12%	5.18%

Hypothetical Investments in MassMutual Premier International Equity Fund Class I, Class R4, Class R3, and the MSCI ACWI ex USA.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class I	-2.14%	2.37%
Class R4	-2.63%	1.89%
Class R3	-2.88%	1.64%
MSCI ACWI ex USA	1.76%	3.40%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and, at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (MSCI) emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2018?

The Fund’s Class R5 shares returned 0.21%, outperforming the -0.81% return of the MSCI Emerging Markets (EM) Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2018, on a sector basis, the Fund outperformed the benchmark, primarily in the health care, information technology, and consumer discretionary sectors, due to stock selection. Underperforming sectors versus the benchmark included consumer staples, materials, and industrials, where stock selection hurt performance. With regard to country exposure, an overweight position in France, along with stock selection in China and South Korea, contributed positively to relative performance versus the benchmark. Stock selection in South Africa, Russia, and the United Arab Emirates detracted from performance versus the benchmark.

Fund holdings that contributed to performance during the reporting period included Novatek (energy); Taiwan Semiconductor Manufacturing Co., Ltd. (information technology); and Kering SA (consumer discretionary). Novatek is a Russian energy company that has always stood at the forefront of technological and business innovation, finding creative ways to add value to its constantly expanding natural gas and condensate resource base. Novatek is going through a transformation that will allow for forward repayment of financing and should facilitate a cash distribution to shareholders. Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) is the world’s largest semiconductor foundry. The company is expected to deliver solid revenue growth on the back of strong and broad demand for efficient data processing. Kering, domiciled in France, is the third-largest luxury group in the world. The company controls iconic brands such as Gucci, Yves Saint Laurent, and Bottega Veneta. Kering has been successful in targeting a new customer base, Chinese consumers and millennials, and adapting to their tastes.

Fund holdings that were detractors from performance included Magnit PJSC (consumer staples), Steinhoff International Holdings NV (consumer discretionary), and Ctrip.com International Ltd. (consumer discretionary). Magnit, a leading Russian food retailer, announced during the first quarter of 2018 that the founder and CEO of the company was departing. Steinhoff International, the world’s second-largest household products and furniture retailer, generated significant investor concerns due to unresolved legal and tax disputes, accounting irregularities that resulted in the resignation of the CEO and the Chairman of the Board, and delays in reporting fiscal year 2017 results. Ctrip.com, a Chinese provider of travel services, has been facing potentially disruptive competition. Based on concerns about the company’s response to this challenge, including its lack of focus on cost as the pricing environment becomes more aggressive, the Fund exited its position.

Subadviser outlook

Fund managers believe that interest rates will continue to rise, inflation will return, and consequently, they will continue to see a meaningful retreat in global liquidity conditions. In their view, geopolitical risks are also likely to persist – which they believe

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

implies that the volatility we have seen thus far in 2018 will continue. They continue to believe that emerging markets (EM) should be an increasingly core allocation for global investors. The EM sector now represents a meaningful portion of global gross domestic product (GDP) and is the largest contributor to global growth. Fund managers believe that most investors are still under-allocated to the asset class and, especially for those who invest through passive vehicles, to the areas of EM that exhibit the most attractive growth characteristics.

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/18

Taiwan Semiconductor Manufacturing Co. Ltd.	5.9%
Alibaba Group Holding Ltd. Sponsored ADR	5.9%
Tencent Holdings Ltd.	4.7%
Novatek PJSC Sponsored GDR Registered	4.6%
Glencore PLC	4.1%
Kering SA	3.6%
AIA Group Ltd.	2.8%
LVMH Moet Hennessy Louis Vuitton SE	2.8%
Housing Development Finance Corp. Ltd.	2.7%
Kotak Mahindra Bank Ltd.	2.4%

39.5%

MassMutual Premier Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/18

Financial	21.3%
Communications	18.4%
Consumer, Non-cyclical	16.1%
Consumer, Cyclical	14.5%
Technology	9.2%
Basic Materials	6.5%
Energy	5.6%
Industrial	3.7%
Mutual Funds	1.5%
Diversified	1.3%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 11/3/08 - 9/30/18
Class R5	0.21%	2.85%	7.36%
Service Class	0.10%	2.75%	7.26%
Administrative Class	0.02%	2.65%	7.14%
Class A	-0.23%	2.42%	6.87%
Class A (sales load deducted)*	-5.72%	1.27%	6.27%
MSCI Emerging Markets Index	-0.81%	3.61%	5.40%

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class I and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/17 - 9/30/18	Five Year Average Annual 10/1/13 - 9/30/18	Since Inception Average Annual 3/1/11 - 9/30/18
Class I	0.31%	2.98%	0.30%
MSCI Emerging Markets Index	-0.81%	3.61%	1.78%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R4, Class R3, and the MSCI Emerging Markets Index.

TOTL RETURN	One Year 10/1/17 - 9/30/18	Since Inception Average Annual 4/1/14 - 9/30/18
Class R4	-0.10%	2.59%
Class R3	-0.39%	2.32%
MSCI Emerging Markets Index	-0.81%	3.70%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier U.S. Government Money Market Fund – Portfolio of Investments

September 30, 2018

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 102.8%
Discount Notes — 82.5%
Federal Farm Credit Bank 1 mo. USD LIBOR - .080% 2.053% FRN 10/09/18, 11/09/18 (a)	$7,000,000	$7,000,542
1 mo. USD LIBOR + .045% 2.301% FRN 10/01/18, 11/01/18 (a)	1,075,000	1,075,166
Federal Home Loan Bank 1.938% 10/01/18, 10/01/18 (a)	5,000,000	5,000,000
1.980% 10/01/18, 10/01/18 (a)	4,700,000	4,700,000
1.996% FRN 10/09/18, 6/07/19 (a) (b)	14,000,000	13,999,994
1.999% FRN 10/12/18, 10/12/18 (a) (b)	15,000,000	15,000,000
2.000% 10/05/18, 10/05/18 (a)	5,000,000	4,998,906
2.016% FRN 10/11/18, 1/11/19 (a) (b)	25,000,000	25,000,000
2.028% FRN 10/15/18, 11/15/18 (a) (b)	11,000,000	11,000,169
2.029% 10/03/18, 10/03/18 (a)	7,144,000	7,143,206
2.039% 10/05/18, 10/05/18 (a)	3,915,000	3,914,126
2.057% 10/26/18, 10/26/18 (a)	1,890,000	1,887,362
2.068% FRN 10/17/18, 7/17/19 (a) (b)	18,000,000	18,000,054
2.070% 10/10/18, 10/10/18 (a)	3,000,000	2,998,470
2.082% FRN 10/21/18, 8/21/19 (a) (b)	6,000,000	6,000,000
2.090% 10/12/18, 10/12/18 (a)	3,960,000	3,957,507
2.092% 12/13/18, 12/13/18 (a)	6,000,000	5,975,180
2.098% FRN 10/19/18, 12/19/18 (a) (b)	12,000,000	12,001,002
2.101% FRN 10/25/18, 10/25/18 (a) (b)	10,000,000	9,998,505
2.102% FRN 10/22/18, 4/22/19 (a) (b)	2,000,000	2,000,280
2.106% 10/15/18, 10/15/18 (a)	440,000	439,645
2.111% FRN 10/01/18, 11/01/18 (a) (b)	8,000,000	8,000,000
2.112% 10/19/18, 10/19/18 (a)	4,600,000	4,595,216
3 mo. USD LIBOR - .220% 2.121% FRN 11/09/18, 11/09/18 (a)	2,000,000	2,000,375
2.122% 10/17/18, 10/17/18 (a)	15,000,000	14,986,067
3 mo. USD LIBOR - .220% 2.123% FRN 11/01/18, 2/01/19 (a)	7,000,000	7,003,035
1 mo. USD LIBOR - .090% 2.126% FRN 10/25/18, 1/25/19 (a)	10,000,000	10,000,508
2.143% 10/19/18, 10/19/18 (a)	1,982,000	1,979,908
3 mo. USD LIBOR - .160% 2.152% FRN 11/24/18, 5/24/19 (a)	11,000,000	11,009,682

	Principal Amount	Value
2.153% 12/13/18, 12/13/18 (a)	$2,816,000	$2,804,008
2.164% 11/02/18, 11/02/18 (a)	3,000,000	2,994,320
2.171% 10/26/18, 10/26/18 (a)	20,000,000	19,970,306
2.173% 10/26/18, 10/26/18 (a)	10,000,000	9,985,139
2.192% 11/23/18, 11/23/18 (a)	12,200,000	12,161,294
2.210% 12/12/18, 12/12/18 (a)	3,700,000	3,683,942
Federal National Mortgage Association 1.959% , 10/01/18, 10/01/18 (a)	7,000,000	7,000,000

TOTAL DISCOUNT NOTES (Cost $280,263,914)		280,263,914

Repurchase Agreement — 13.3%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 9/28/18, 2.220%, due 10/01/18 (c)	45,000,000	45,000,000

U.S. Treasury Bonds & Notes — 7.0%
U.S. Treasury Note 1.125% 1/31/19	12,000,000	11,957,206
1.500% 3/31/19	12,000,000	11,947,895

		23,905,101

TOTAL SHORT-TERM INVESTMENTS (Cost $349,169,015)		349,169,015

TOTAL INVESTMENTS — 102.8% (Cost $349,169,015) (d)		349,169,015

Other Assets/(Liabilities) — (2.8)%		(9,618,047)

NET ASSETS — 100.0%		$339,550,968

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect demand date and stated maturity date, respectively.
(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(c)

Maturity value of $45,008,325. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 5/15/41, and an aggregate market value, including accrued interest, of $45,900,076.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

September 30, 2018

	Principal Amount	Value
BONDS & NOTES — 96.0%

CORPORATE DEBT — 45.7%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 3.750% 10/01/21	$560,000	$561,110

Aerospace & Defense — 0.4%
Harris Corp. 2.700% 4/27/20	2,100,000	2,079,232

Agriculture — 1.0%
Bunge Ltd. Finance Corp. 3.500% 11/24/20	2,350,000	2,342,662
Imperial Brands Finance PLC 2.950% 7/21/20 (a)	2,328,000	2,305,261
Reynolds American, Inc. 4.000% 6/12/22	274,000	275,692

		4,923,615

Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	80,213	79,699
Delta Air Lines, Inc. 3.625% 3/15/22	1,660,000	1,639,232

		1,718,931

Auto Manufacturers — 1.6%
Ford Motor Credit Co. LLC 3.147% FRN 4/05/21 (b)	660,000	655,846
3.549% FRN 2/15/23 (b)	1,580,000	1,571,234
General Motors Financial Co., Inc. 3.250% 1/05/23	2,715,000	2,618,063
Hyundai Capital America 2.400% 10/30/18 (a)	2,350,000	2,349,857
Nissan Motor Acceptance Corp. 1.900% 9/14/21 (a)	735,000	700,117

		7,895,117

Auto Parts & Equipment — 0.4%
Lear Corp. 5.375% 3/15/24	1,960,000	2,015,107
5.250% 1/15/25	100,000	103,333

		2,118,440

Banks — 7.6%
Banco Santander SA 3.500% 4/11/22	2,600,000	2,544,746
Bancolombia SA 5.950% 6/03/21	415,000	434,505
Bank of America Corp. 3 mo. USD LIBOR + .930% 2.816% VRN 7/21/23	4,640,000	4,484,924
Barclays PLC 3.695% FRN 5/16/24 (b)	945,000	940,055

	Principal Amount	Value
Citigroup, Inc. 3.142% VRN 1/24/23 (b)	$2,225,000	$2,182,184
Compass Bank 5.500% 4/01/20	2,500,000	2,567,108
Discover Bank 3.350% 2/06/23	1,512,000	1,468,266
4.200% 8/08/23	1,000,000	1,003,561
First Horizon National Corp. 3.500% 12/15/20	2,420,000	2,423,568
The Goldman Sachs Group, Inc. 3.200% 2/23/23	4,610,000	4,509,022
JP Morgan Chase & Co. 4.500% 1/24/22	2,130,000	2,195,759
Macquarie Bank Ltd. 2.850% 1/15/21 (a)	380,000	373,790
Mitsubishi UFJ Financial Group, Inc. 2.665% 7/25/22	2,350,000	2,266,462
Morgan Stanley 3.750% 2/25/23	2,510,000	2,509,531
Regions Financial Corp. 3.200% 2/08/21	1,980,000	1,970,772
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	1,220,000	1,172,931
2.846% 1/11/22	260,000	253,630
SVB Financial Group 5.375% 9/15/20	225,000	233,104
Synchrony Bank 3.000% 6/15/22	1,970,000	1,888,426
Turkiye Garanti Bankasi AS 4.750% 10/17/19 (a)	1,290,000	1,259,350

		36,681,694

Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc. 3.500% 1/12/24	1,190,000	1,177,613
Keurig Dr Pepper, Inc. 4.057% 5/25/23 (a)	1,450,000	1,452,531
Molson Coors Brewing Co. 2.100% 7/15/21	660,000	634,635
3.500% 5/01/22	720,000	713,862

		3,978,641

Biotechnology — 0.4%
Celgene Corp. 3.250% 2/20/23	976,000	957,076
4.000% 8/15/23	924,000	932,517

		1,889,593

Building Materials — 1.1%
Holcim US Finance Sarl & Cie SCS 6.000% 12/30/19 (a)	2,029,000	2,092,729
Martin Marietta Materials, Inc. 3 mo. USD LIBOR + .650% 2.960% FRN 5/22/20	980,000	983,273

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Masco Corp. 3.500% 4/01/21	$490,000	$489,740
7.125% 3/15/20	225,000	236,316
Standard Industries, Inc. 5.500% 2/15/23 (a)	1,472,000	1,488,560

		5,290,618

Chemicals — 2.1%
CF Industries, Inc. 7.125% 5/01/20	94,000	99,170
Huntsman International LLC 5.125% 11/15/22	1,406,000	1,448,180
Incitec Pivot Finance LLC 6.000% 12/10/19 (a)	2,227,000	2,284,218
LyondellBasell Industries NV 5.000% 4/15/19	553,000	555,770
6.000% 11/15/21	1,410,000	1,497,151
RPM International, Inc. 3.450% 11/15/22	43,000	42,288
6.125% 10/15/19	1,722,000	1,767,212
The Sherwin-Williams Co. 2.750% 6/01/22	1,239,000	1,201,617
Syngenta Finance NV 3.698% 4/24/20 (a)	1,165,000	1,162,357

		10,057,963

Commercial Services — 0.2%
S&P Global, Inc. 3.300% 8/14/20	900,000	900,187

Computers — 0.8%
Dell International LLC/EMC Corp. 3.480% 6/01/19 (a)	505,000	506,276
4.420% 6/15/21 (a)	980,000	994,775
DXC Technology Co. 2.875% 3/27/20	565,000	560,288
Leidos Holdings, Inc. 4.450% 12/01/20	1,861,000	1,882,401

		3,943,740

Diversified Financial Services — 2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	250,000	253,880
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.950% 2/01/22	1,670,000	1,665,370
Aircastle Ltd. 5.000% 4/01/23	2,580,000	2,649,765
Antares Holdings LP 6.000% 8/15/23 (a)	1,830,000	1,837,203
Genpact Luxembourg Sarl 3.700% 4/01/22	2,640,000	2,577,833
Lazard Group LLC 4.250% 11/14/20	1,195,000	1,213,234

		10,197,285

	Principal Amount	Value
Electric — 1.4%
Ameren Corp. 2.700% 11/15/20	$815,000	$802,809
EDP Finance BV 4.125% 1/15/20 (a)	795,000	799,038
Enel Finance International NV 2.875% 5/25/22 (a)	755,000	718,107
Entergy Texas, Inc. 2.550% 6/01/21	605,000	589,031
7.125% 2/01/19	1,803,000	1,827,179
Israel Electric Corp. Ltd. 7.250% 1/15/19 (a)	728,000	734,821
Puget Energy, Inc. 6.000% 9/01/21	740,000	786,666
6.500% 12/15/20	334,000	353,869

		6,611,520

Electronics — 0.3%
FLIR Systems, Inc. 3.125% 6/15/21	650,000	639,562
Tech Data Corp. 3.700% 2/15/22	580,000	567,717

		1,207,279

Foods — 0.9%
Danone SA 2.077% 11/02/21 (a)	2,475,000	2,368,782
JBS Investments GmbH 7.750% 10/28/20 (a)	634,000	646,928
McCormick & Co., Inc. 2.700% 8/15/22	1,570,000	1,520,813

		4,536,523

Health Care – Products — 1.0%
Abbott Laboratories 2.900% 11/30/21	845,000	834,436
3.250% 4/15/23	1,050,000	1,041,669
Becton Dickinson & Co. 3.261% FRN 12/29/20 (b)	2,330,000	2,333,453
Boston Scientific Corp. 2.850% 5/15/20	385,000	382,233

		4,591,791

Health Care – Services — 0.5%
Cigna Corp. 4.000% 2/15/22	971,000	978,565
4.500% 3/15/21	1,305,000	1,331,634

		2,310,199

Home Builders — 0.5%
Lennar Corp. 4.500% 11/15/19	2,253,000	2,269,898

Household Products & Wares — 0.3%
Church & Dwight Co., Inc. 2.875% 10/01/22	1,550,000	1,507,122

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 3.7%
American International Group, Inc. 3.300% 3/01/21	$1,200,000	$1,197,520
AmTrust Financial Services, Inc. 6.125% 8/15/23	1,505,000	1,458,808
Athene Global Funding 4.000% 1/25/22 (a)	2,715,000	2,720,730
CNA Financial Corp. 5.750% 8/15/21	901,000	953,478
Enstar Group Ltd. 4.500% 3/10/22	1,435,000	1,441,291
Jackson National Life Global Funding 2.500% 6/27/22 (a)	1,940,000	1,867,248
Lincoln National Corp. 4.000% 9/01/23	310,000	313,501
6.250% 2/15/20	1,290,000	1,336,960
Nuveen Finance LLC 2.950% 11/01/19 (a)	2,325,000	2,321,810
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,365,000	1,416,177
Trinity Acquisition PLC 3.500% 9/15/21	980,000	971,802
Willis Towers Watson PLC 5.750% 3/15/21	840,000	880,547
XLIT Ltd. 5.750% 10/01/21	1,035,000	1,095,108

		17,974,980

Investment Companies — 0.8%
Ares Capital Corp. 3.875% 1/15/20	1,400,000	1,405,544
BlackRock TCP Capital Corp. 4.125% 8/11/22	1,805,000	1,713,829
FS Investment Corp. 4.000% 7/15/19	933,000	936,489

		4,055,862

Leisure Time — 0.6%
Brunswick Corp. 4.625% 5/15/21 (a)	3,130,000	3,106,698

Lodging — 0.4%
Marriott International, Inc. 2.300% 1/15/22	410,000	393,144
2.875% 3/01/21	1,315,000	1,295,165

		1,688,309

Machinery – Diversified — 1.0%
CNH Industrial Capital LLC 3.375% 7/15/19	729,000	729,948
3.875% 10/15/21	1,015,000	1,012,161
4.875% 4/01/21	590,000	604,646
Wabtec Corp. 4.150% 3/15/24	2,400,000	2,383,117

		4,729,872

	Principal Amount	Value
Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	$1,045,000	$1,045,590
Discovery Communications LLC 2.950% 3/20/23	905,000	865,587
Sirius XM Radio, Inc. 3.875% 8/01/22 (a)	2,275,000	2,237,758

		4,148,935

Mining — 1.5%
Anglo American Capital PLC 3.750% 4/10/22 (a)	1,375,000	1,357,359
Glencore Funding LLC 3.000% 10/27/22 (a)	680,000	651,712
4.125% 5/30/23 (a)	1,680,000	1,677,950
Kinross Gold Corp. 5.125% 9/01/21	550,000	565,125
5.950% 3/15/24	1,620,000	1,652,400
Newcrest Finance Pty Ltd. 4.200% 10/01/22 (a)	1,170,000	1,173,733

		7,078,279

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc. 3.875% STEP 10/01/21	2,715,000	2,589,431

Oil & Gas — 0.7%
Antero Resources Corp. 5.375% 11/01/21	629,000	637,051
Continental Resources, Inc. 5.000% 9/15/22	1,480,000	1,501,460
EQT Corp. 3.000% 10/01/22	1,210,000	1,172,758

		3,311,269

Packaging & Containers — 0.5%
Graphic Packaging International LLC 4.750% 4/15/21	2,230,000	2,252,300

Pharmaceuticals — 2.7%
Bayer US Finance II LLC 3.344% FRN 12/15/23 (a) (b)	1,995,000	1,998,402
Cardinal Health, Inc. 3 mo. USD LIBOR + .770% 3.104% FRN 6/15/22	2,345,000	2,348,914
CVS Health Corp. 2.125% 6/01/21	1,705,000	1,645,709
3.700% 3/09/23	835,000	830,630
Express Scripts Holding Co. 3.300% 2/25/21	2,595,000	2,581,717
Shire Acquisitions Investments Ireland DAC 2.400% 9/23/21	335,000	323,573
2.875% 9/23/23	900,000	857,103

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	$2,525,000	$2,372,742

		12,958,790

Pipelines — 1.4%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.500% 12/01/22	450,000	443,101
Energy Transfer Partners LP 4.200% 9/15/23	2,390,000	2,408,972
EQT Midstream Partners LP 4.750% 7/15/23	1,400,000	1,420,697
The Williams Cos., Inc. 3.700% 1/15/23	2,470,000	2,444,287

		6,717,057

Private Equity — 0.6%
Hercules Capital, Inc. 4.625% 10/23/22	2,895,000	2,786,039

Real Estate Investment Trusts (REITS) — 1.5%
American Tower Corp. 2.250% 1/15/22	465,000	443,875
3.000% 6/15/23	1,520,000	1,463,350
3.300% 2/15/21	505,000	501,927
Crown Castle International Corp. 3.400% 2/15/21	1,319,000	1,315,617
Digital Realty Trust LP 3.400% 10/01/20	425,000	425,404
Healthcare Trust of America Holdings LP 2.950% 7/01/22	690,000	667,356
SBA Tower Trust 3.168% 4/09/47 (a)	880,000	862,891
Simon Property Group LP 2.350% 1/30/22	960,000	927,624
Weyerhaeuser Co. 7.375% 10/01/19	510,000	531,280

		7,139,324

Retail — 1.0%
AutoNation, Inc. 3.350% 1/15/21	1,485,000	1,472,000
Dollar Tree, Inc. 3.700% 5/15/23	1,180,000	1,164,739
O’Reilly Automotive, Inc. 3.850% 6/15/23	501,000	501,854
QVC, Inc. 4.375% 3/15/23	1,550,000	1,530,983

		4,669,576

Semiconductors — 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000% 1/15/22	1,565,000	1,524,717

	Principal Amount	Value
Microchip Technology, Inc. 3.922% 6/01/21 (a)	$905,000	$899,698
NXP BV/NXP Funding LLC 4.125% 6/01/21 (a)	1,225,000	1,223,677

		3,648,092

Telecommunications — 1.5%
Ericsson LM 4.125% 5/15/22	3,320,000	3,298,994
Hughes Satellite Systems Corp. 6.500% 6/15/19	1,904,000	1,942,080
Sprint Communications, Inc. 9.250% 4/15/22	950,000	1,078,250
Verizon Communications, Inc. 2.946% 3/15/22	960,000	944,758

		7,264,082

Transportation — 0.4%
Ryder System, Inc. 2.250% 9/01/21	170,000	163,995
2.500% 9/01/22	40,000	38,288
3.400% 3/01/23	485,000	478,661
3.750% 6/09/23	1,300,000	1,297,030

		1,977,974

Trucking & Leasing — 1.3%
DAE Funding LLC 4.000% 8/01/20 (a)	522,000	516,127
GATX Corp. 2.600% 3/30/20	975,000	962,664
Park Aerospace Holdings Ltd. 5.250% 8/15/22 (a)	2,400,000	2,421,000
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500% 6/15/19 (a)	1,240,000	1,235,699
3.050% 1/09/20 (a)	850,000	846,037
3.375% 2/01/22 (a)	50,000	49,301
4.875% 7/11/22 (a)	170,000	175,222

		6,206,050

TOTAL CORPORATE DEBT (Cost $222,715,418)		219,573,417

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3 mo. USD LIBOR, 3.235% FRN 4/26/27	120,655	120,794

TOTAL MUNICIPAL OBLIGATIONS (Cost $120,655)		120,794

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 47.1%
Auto Floor Plan ABS — 0.2%
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class C, 3.218% FRN 9/25/23 (a) (b)	$280,000	$280,438
Series 2018-1, Class D, 3.718% FRN 9/25/23 (a) (b)	471,000	471,013

		751,451

Automobile ABS — 8.3%
American Credit Acceptance Receivables Trust, Series 2017-4, Class C 2.940% 1/10/24 (a)	2,700,000	2,687,428
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D 2.540% 6/08/20	647,807	647,784
CarFinance Capital Auto Trust, Series 2015-1A, Class A 1.750% 6/15/21 (a)	16,106	16,100
CPS Auto Trust Series 2017-D, Class A, 1.870% 3/15/21 (a)	316,632	315,195
Series 2018-A, Class A, 2.160% 5/17/21 (a)	144,391	143,887
Series 2016-C, Class B, 2.480% 9/15/20 (a)	564,196	563,622
Series 2017-A, Class B, 2.680% 5/17/21 (a)	1,870,000	1,864,803
Series 2018-C, Class B, 3.430% 7/15/22 (a)	240,000	239,489
Drive Auto Receivables Trust Series 2017-2, Class C, 2.750% 9/15/23	390,000	389,015
Series 2017-1, Class C, 2.840% 4/15/22	630,000	628,711
Series 2018-2, Class B, 3.220% 4/15/22	560,000	559,259
Series 2018-4, Class C, 3.660% 11/15/24	660,000	659,050
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830% 9/20/21 (a)	171,626	171,445
Exeter Automobile Receivables Trust Series 2018-1A, Class B, 2.750% 4/15/22 (a)	670,000	664,095
Series 2016-3A, Class B, 2.840% 8/16/21 (a)	520,000	519,300
Series 2018-2A, Class B, 3.270% 5/16/22 (a)	660,000	657,737
Series 2015-2A, Class C, 3.900% 3/15/21 (a)	1,295,000	1,298,013

	Principal Amount	Value
First Investors Auto Owner Trust, Series 2017-3A, Class B 2.720% 4/17/23 (a)	$890,000	$870,351
Flagship Credit Auto Trust Series 2015-2, Class A, 1.980% 10/15/20 (a)	15,961	15,957
Series 2015-3, Class A, 2.380% 10/15/20 (a)	208,336	208,178
Series 2016-3, Class B, 2.430% 6/15/21 (a)	1,150,000	1,144,478
Series 2016-4, Class C, 2.710% 11/15/22 (a)	890,000	863,444
Series 2016-1, Class A, 2.770% 12/15/20 (a)	183,329	183,337
Series 2017-1, Class B, 2.830% 3/15/23 (a)	1,515,000	1,508,500
Series 2017-4, Class C, 2.920% 11/15/23 (a)	1,800,000	1,755,687
Series 2018-1, Class B, 3.130% 1/17/23 (a)	3,250,000	3,218,114
Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.290% 2/25/24 (a)	4,120,000	4,006,870
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	500,000	495,829
Series 2018-1A, Class B, 3.600% 2/25/24 (a)	1,420,000	1,379,641
Hertz Vehicle Financing LLC, Series 2018-3A, Class B 4.370% 7/25/24 (a)	950,000	943,865
NextGear Floorplan Master Owner Trust Series 2015-2A, Class A, 2.380% 10/15/20 (a)	780,000	779,946
Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700% 3.858% FRN 4/15/21 (a)	1,250,000	1,259,051
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440% 6/15/22 (a)	982,056	979,508
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700% 3.858% FRN 7/15/20 (a)	31,529	31,598
Oscar US Funding Trust IX LLC, Series 2018-2A, Class A4 3.630% 9/10/25 (a)	720,000	718,261
Oscar US Funding Trust V, Series 2016-2A, Class A2A 2.310% 11/15/19 (a)	28,577	28,565
Oscar US Funding Trust VI Series 2017-1A, Class A3, 2.820% 6/10/21 (a)	550,000	547,877

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-1A, Class A4, 3.300% 5/10/24 (a)	$400,000	$398,032
Oscar US Funding Trust VIII LLC, Series 2018-1A, Class A2A 2.910% 4/12/21 (a)	1,938,755	1,936,632
Santander Drive Auto Receivables Trust Series 2016-1, Class B, 2.470% 12/15/20	171,236	171,212
Series 2014-4, Class D, 3.100% 11/16/20	537,355	538,037
Series 2016-1, Class D, 4.020% 4/15/22	1,740,000	1,753,880
Securitized Equipment Receivable 3.760% 10/11/24	890,000	885,045
4.200% 10/11/24	845,000	839,870
Tesla Auto Lease Trust, Series 2018-A, Class B 2.750% 2/20/20 (a)	390,000	388,331

		39,875,029

Commercial MBS — 1.6%
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, 5.513% VRN 1/12/45 (b)	217,648	217,110
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.658% FRN 7/15/35 (a) (b)	2,600,000	2,603,985
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.928% VRN 7/10/38 (b)	335,946	339,467
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 3.158% FRN 6/15/32 (a) (b)	2,300,000	2,302,859
RETL, Series 2018-RVP, Class A, 3.258% FRN 3/15/33 (a) (b)	1,368,040	1,373,189
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.481% VRN 8/15/39 (b)	25,960	26,081
TPG Real Estate Finance Issuer Ltd., Series 2018-FL1, Class A, 2.908% FRN 2/15/35 (a) (b)	500,000	499,851
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997% VRN 10/25/46 (b)	542,734	538,884

		7,901,426

Home Equity ABS — 0.1%
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735% 2.951% FRN 8/25/35	5,622	5,645

	Principal Amount	Value
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240% 2.456% FRN 10/25/34 (a)	$325,010	$324,382
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + ..720% 2.936% FRN 3/25/35	103,457	104,246

		434,273

Other ABS — 17.8%
321 Henderson Receivables I LLC Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 2.358% FRN 3/15/41 (a)	234,294	230,327
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 2.358% FRN 6/15/41 (a)	322,187	315,596
AIMCO CLO, Series 2014-AA, Class AR, 3 mo. USD LIBOR + 1.100% 3.448% FRN 7/20/26 (a)	420,000	420,036
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480% 3.819% FRN 10/15/28 (a)	1,290,000	1,296,667
American Tower Trust #1, Series 13, Class 2A 3.070% 3/15/48 (a)	1,400,000	1,358,377
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 3.308% FRN 6/15/28 (a) (b)	880,000	882,203
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (a)	826,625	829,319
Avant Loans Funding Trust, Series 2017-B, Class A 2.290% 6/15/20 (a)	147,369	147,289
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120% 3.453% FRN 1/18/25 (a)	884,881	884,973
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (a)	480,271	480,271
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A 2.940% 5/25/29 (a)	431,556	421,570
CAL Funding III Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (a)	790,000	789,911
Capital Automotive LLC, Series 2012-1A, Class A1 3.870% 4/15/47 (a)	611,217	606,632

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Castlelake Aircraft Structured Trust, Series 2018-1, Class A 4.125% 6/15/43 (a)	$864,248	$861,801
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (a)	115,016	114,728
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates, Series 2005-OPT3, Class M2, 1 mo. USD LIBOR + .675% 2.891% FRN 5/25/35	20,317	20,321
CLI Funding V LLC, Series 2014-1A, Class A 3.290% 6/18/29 (a)	1,185,165	1,161,664
CLI Funding VI LLC, Series 2017-1A, Class A 3.620% 5/18/42 (a)	938,986	917,952
Consumer Installment Loan Trust, Series 2016-LD1, Class A 3.960% 7/15/22 (a)	27,157	27,155
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.676% FRN 9/25/34	25,276	25,243
Denali Capital CLO X LLC, Series 2013-1A, Class A1, 3.385% FRN 10/26/27 (a) (b)	1,850,000	1,850,821
Diamond Resorts Owner Trust Series 2014-1, Class A, 2.540% 5/20/27 (a)	93,366	93,317
Series 2015-1, Class A, 2.730% 7/20/27 (a)	124,387	124,374
Series 2014-1, Class B, 2.980% 5/20/27 (a)	154,055	153,710
Series 2015-2, Class A, 2.990% 5/22/28 (a)	249,529	248,517
Series 2016-1, Class A, 3.080% 11/20/28 (a)	840,161	819,770
Series 2015-2, Class B, 3.540% 5/22/28 (a)	136,107	135,313
Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I 4.116% 7/25/48 (a)	967,575	961,759
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 1.950% 11/25/39 (a)	41,667	41,572
Drug Royalty Corp., Inc., Series 2012-1, Class A1, 3 mo. USD LIBOR + 5.250% 7.322% FRN 7/15/24 (a)	61,615	61,882
Drug Royalty II LP, Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850% 5.189% FRN 7/15/23 (a)	190,736	192,275

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A, 2.690% 3/25/30 (a)	$529,883	$515,869
Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (b)	229,585	222,323
Element Rail Leasing II LLC Series 2015-1A, Class A1, 2.707% 2/19/45 (a)	146,140	143,766
Series 2016-1A, Class A1, 3.968% 3/19/46 (a)	464,282	466,249
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	224,079	218,263
FRS I LLC, Series 2013-1A, Class A1 1.800% 4/15/43 (a)	42,772	42,571
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3.348% FRN 4/20/31 (a) (b)	1,500,000	1,493,757
Gallatin CLO IX Ltd., Series 2018-1A, Class A, 3.485% FRN 1/21/28 (a) (b)	2,200,000	2,199,925
Global SC Finance IV Ltd., Series 2017-1A, Class A 3.850% 4/15/37 (a)	752,164	742,065
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (a)	1,082,164	1,042,624
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (b)	1,718,156	1,710,353
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .645% 2.861% FRN 4/25/35	37,174	37,108
Hercules Capital Funding Trust, Series 2014-1A, Class A 3.524% 4/16/21 (a)	11,419	11,419
Hero Funding Trust Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	1,203,119	1,154,782
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	279,508	273,589
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	711,325	698,019
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	230,183	231,541
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	1,351,404	1,380,714
Hilton Grand Vacations Trust Series 2014-AA, Class A, 1.770% 11/25/26 (a)	266,208	261,353
Series 2013-A, Class A, 2.280% 1/25/26 (a)	191,574	190,463
Series 2017-AA, Class B, 2.960% VRN 12/26/28 (a) (b)	590,336	571,739

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lendmark Funding Trust Series 2017-2A, Class A, 2.800% 5/20/26 (a)	$819,957	$807,159
Series 2017-1A, Class A, 2.830% 12/22/25 (a)	630,000	626,387
Series 2018-1A, Class A, 3.810% 12/21/26 (a)	930,000	929,024
Magnetite XI Ltd., Series 2014-11A, Class A1R, 3 mo. USD LIBOR + 1.120% 3.453% FRN 1/18/27 (a)	1,780,000	1,780,144
Mariner Finance Issuance Trust, Series 2017-BA, Class A 2.920% 12/20/29 (a)	3,150,000	3,099,581
Marlette Funding Trust Series 2017-3A, Class A, 2.360% 12/15/24 (a)	381,662	380,272
Series 2017-2A, Class A, 2.390% 7/15/24 (a)	239,887	239,486
Series 2017-1A, Class A, 2.827% 3/15/24 (a)	276,260	276,172
Series 2018-2A, Class A, 3.060% 7/17/28 (a)	648,614	647,477
Mosaic Solar Loans LLC Series 2017-2A, Class D, 0.000% 6/22/43 (a)	640,000	587,779
Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	955,556	952,947
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	222,369	223,952
MVW Owner Trust, Series 2013-1A, Class A 2.150% 4/22/30 (a)	215,323	212,183
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BR, 3.589% FRN 1/15/28 (a) (b)	750,000	741,914
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 2.575% 10/15/49 (a)	2,100,000	2,082,052
NP SPE II LLC, Series 2017-1A, Class A1 3.372% 10/21/47 (a)	499,188	488,059
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 3.107% 12/15/50 (a)	1,500,000	1,485,900
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class AR, 3 mo. USD LIBOR + 1.130% 3.478% FRN 7/20/26 (a)	450,000	450,140
OCP CLO Ltd., Series 2015-8A, Class A2AR, 3.786% FRN 4/17/27 (a) (b)	2,150,000	2,143,954

	Principal Amount	Value
OHA Loan Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.410% 3.724% FRN 8/15/29 (a)	$1,350,000	$1,355,709
Orange Lake Timeshare Trust Series 2014-AA, Class A, 2.290% 7/09/29 (a)	75,131	73,597
Series 2016-A, Class B, 2.910% 3/08/29 (a)	830,342	809,323
Oxford Finance Funding Trust Series 2014-1A, Class A, 3.475% 12/15/22 (a)	75,491	75,522
Series 2016-1A, Class A, 3.968% 6/17/24 (a)	673,609	669,160
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, (Acquired 2/21/18, Cost $670,000), 5.066% FRN 2/25/23 (a) (b) (c) (d)	670,000	677,752
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + ..250% 2.466% FRN 2/25/37 (a)	32,360	32,340
RR 3 Ltd., Series 2018-3A, Class A1R2, 3.429% FRN 1/15/30 (a) (b)	1,250,000	1,248,231
Sierra Receivables Funding Co. LLC Series 2014-3A, Class A, 2.300% 10/20/31 (a)	465,869	463,430
Series 2015-3A, Class B, 3.080% 9/20/32 (a)	65,621	64,972
Sierra Timeshare Receivables Funding LLC Series 2015-3A, Class A, 2.580% 9/20/32 (a)	174,990	172,211
Series 2016-2A, Class B, 2.780% 7/20/33 (a)	1,697,975	1,672,566
Series 2015-1A, Class B, 3.050% 3/22/32 (a)	850,909	845,281
SoFi Consumer Loan Program LLC, Series 2016-3, Class A 3.050% 12/26/25 (a)	419,772	417,804
Sofi Consumer Loan Program Trust, Series 2018-3, Class A1 3.200% 8/25/27 (a)	824,171	824,044
Springleaf Funding Trust, Series 2016-AA, Class A 2.900% 11/15/29 (a)	2,560,000	2,553,064
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1 2.530% 11/16/48 (a)	1,960,000	1,961,427
Taco Bell Funding LLC, Series 2016-1A, Class A2I 3.832% 5/25/46 (a)	1,310,050	1,311,426

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TAL Advantage V LLC, Series 2014-2A, Class A2 3.330% 5/20/39 (a)	$961,278	$954,835
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42	1,084,367	1,094,183
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480% 3.817% FRN 10/13/29 (a)	1,060,000	1,063,056
TLF National Tax Lien Trust, Series 2017-1A, Class A 3.090% 12/15/29 (a)	1,126,051	1,123,083
Trafigura Securitisation Finance PLC Series 2018-1A, Class A1, 2.948% FRN 3/15/22 (a) (b)	1,340,000	1,340,000
Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700% 3.858% FRN 12/15/20 (a)	670,000	669,384
Series 2018-1A, Class B, 4.290% 3/15/22 (a)	1,870,000	1,869,876
Treman Park CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.370% 3.718% FRN 4/20/27 (a)	1,960,000	1,960,672
Trinity Rail Leasing LP, Series 2018-1A, Class A1 3.820% 6/17/48 (a)	1,462,500	1,465,391
Trip Rail Master Funding LLC Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	366,299	360,678
Series 2011-1A, Class A2, 6.024% 7/15/41 (a)	2,248,923	2,327,899
Triton Container Finance IV LLC, Series 2017-2A, Class A 3.620% 8/20/42 (a)	2,236,875	2,188,743
Triton Container Finance VI LLC, Series 2018-2A, Class A 4.190% 6/22/43 (a)	1,443,000	1,440,106
VSE VOI Mortgage LLC, Series 2016-A, Class B 2.740% 7/20/33 (a)	772,771	754,465
Series 2018-A, Class C 4.020% 2/20/36 (a)	823,457	818,229
Welk Resorts LLC Series 2015-AA, Class A, 2.790% 6/16/31 (a)	211,899	207,071
Series 2017-AA, Class B, 3.410% 6/15/33 (a)	1,281,249	1,245,708
Westgate Resorts LLC Series 2014-1A, Class A, 2.150% 12/20/26 (a)	202,291	201,445

	Principal Amount	Value
Series 2015-2A, Class A, 3.200% 7/20/28 (a)	$395,147	$394,681
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (a)	710,000	711,601

		85,657,384

Student Loans ABS — 13.7%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800% 3.016% FRN 12/26/44 (a)	218,099	217,406
Access Group, Inc. Series 2015-1, Class A, 1 mo. USD LIBOR + .700% 2.916% FRN 7/25/56 (a)	727,658	725,424
Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 7/25/58 (a)	430,000	386,547
AccessLex Institute, Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.190% FRN 7/01/38	235,321	230,142
College Ave Student Loans LLC, Series 2018-A, Class A1, 3.416% FRN 12/26/47 (a) (b)	1,622,251	1,622,249
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490% 2.829% FRN 1/15/37	648,481	608,557
Commonbond Student Loan Trust Series 2016-B, Class A1, 2.730% 10/25/40 (a)	479,616	464,987
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	490,000	485,984
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	625,000	623,152
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	618,319	614,946
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500% 1/25/30 (a)	269,804	249,452
DRB Prime Student Loan Trust Series 2015-A, Class A3, 2.320% 4/25/30	96,736	96,067
Series 2015-B, Class A3, 2.540% 4/27/26 (a)	122,141	120,556
Series 2015-A, Class A2, 3.060% 7/25/31 (a)	269,588	266,530
Series 2015-D, Class A2, 3.200% 1/25/40 (a)	1,266,127	1,262,339
Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700% 3.916% FRN 1/25/40 (a)	462,770	471,729

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 4.116% FRN 10/25/44 (a)	$1,304,010	$1,323,927
Earnest Student Loan Program LLC Series 2016-C, Class A2, 2.680% 7/25/35 (a)	1,075,521	1,030,365
Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 4.266% FRN 2/26/35 (a)	506,847	519,430
ECMC Group Student Loan Trust Series 2018-1A, Class A, 2.966% FRN 2/27/68 (a) (b)	2,276,227	2,276,569
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.416% FRN 12/27/66 (a)	2,236,347	2,266,538
Edlinc Student Loan Funding, Series 2017-A, Class A (Acquired 12/22/17, Cost $1,936,440), 3.350% FRN 12/01/47 (a) (b) (c) (d)	1,684,717	1,665,951
ELFI Graduate Loan Program LLC Series 2018-A, Class A1, 2.966% FRN 8/25/42 (a) (b)	1,524,673	1,524,672
Series 2018-A, Class B, 4.000% 8/25/42 (a)	630,000	608,452
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750% 2.854% FRN 12/01/31	502,742	503,506
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310% 2.691% FRN 9/27/35	96,727	96,504
Laurel Road Prime Student Loan Trust Series 2017-C, Class B, 2.950% 11/25/42 (a)	808,842	770,528
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	835,923	795,333
Navient Student Loan Trust Series 2018-2A, Class A3, 2.966% FRN 3/25/67 (a) (b)	1,830,000	1,832,449
Series 2018-3A, Class A3, 3.016% FRN 3/25/67 (a) (b)	2,500,000	2,523,493
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 3.366% FRN 7/26/66 (a)	1,800,000	1,841,749
Nelnet Private Education Loan Trust Series 2016-A, Class A1B, 3.600% 12/26/40 (a)	447,887	430,507
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.966% FRN 12/26/40 (a)	374,030	374,676

	Principal Amount	Value
Nelnet Student Loan Trust Series 2013-5A, Class A, 1 mo. USD LIBOR + .630% 2.846% FRN 1/25/37 (a)	$489,622	$489,775
Series 2007-2A, Class A4A2, 28 day ARS 2.856% FRN 6/25/35 (a)	2,800,000	2,761,689
Series 2018-3A, Class A3, 2.966% FRN 9/27/66 (a) (b)	1,950,000	1,950,078
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 6/25/54 (a)	395,000	369,973
North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3 mo. USD LIBOR + .800% 3.135% FRN 7/25/25	309,933	311,678
Pennsylvania Higher Education Assistance Agency, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 3.166% FRN 11/25/65 (a)	1,327,965	1,345,196
SLC Student Loan Trust, Series 2005-3, Class B, 3 mo. USD LIBOR + .250% 2.584% FRN 6/15/55	1,543,646	1,447,464
SLM Student Loan Trust Series 2007-5, Class A6, 3 mo. USD LIBOR + .110% 2.445% FRN 1/26/43	477,897	461,293
Series 2007-1, Class A6, 3 mo. USD LIBOR + .140% 2.475% FRN 1/27/42	250,000	241,600
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.485% FRN 3/25/44	3,700,000	3,561,256
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 2.535% FRN 1/27/42	3,251,990	3,100,797
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.555% FRN 3/25/44	2,462,216	2,329,229
Series 2005-6, Class B,, 3 mo. USD LIBOR + .290% 2.625% FRN 1/25/44	1,580,670	1,478,298
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 2.635% FRN 7/25/25	520,000	518,898
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 2.635% FRN 1/25/41	1,155,944	1,104,130
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.645% FRN 1/25/55	571,918	540,153

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550% 2.885% FRN 10/25/64 (a)	$2,300,000	$2,309,976
Series 2005-9, Class A7A, 3 mo. EURIBOR + .600% 2.935% FRN 1/25/41	1,820,000	1,824,101
Series 2004-8A, Class A6, 3 mo. USD LIBOR + .630% 2.965% FRN 1/25/40 (a)	450,000	451,244
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 2.984% FRN 12/15/38	448,062	428,855
Series 2005-7, Class A5, 3 mo. USD LIBOR + .750% 3.085% FRN 1/25/40	2,000,000	1,992,500
Series 2003-5, Class A7, 28 day ARS + 2.500% 4.490% FRN 6/17/30	100,000	100,000
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450% 3.608% FRN 2/17/32 (a)	415,661	424,667
Series 2015-C, Class A3, 1 mo. USD LIBOR + 1.950% 4.108% FRN 8/16/32 (a)	1,350,000	1,396,235
SoFi Professional Loan Program LLC Series 2015-A, Class RC, (Acquired 4/19/17, Cost $1,406,875), 0.000% 3/25/33 (a) (c) (d)	500	534,375
Series 2017-D, Class R1, (Acquired 7/19/17, Cost $1,320,697), 0.000% 9/25/40 (a) (c) (d)	2,333,800	1,470,294
Series 2018-A, Class R1, (Acquired 1/22/18, Cost $1,384,761), 0.000% 2/25/42 (a) (c) (d)	1,928,100	1,384,761
Series 2018-B, Class R1 (Acquired 3/15/18, Cost $932,839), 0.000% 8/26/47 (a) (c) (d)	1,727,800	971,389
Series 2018-D, Class R1 (Acquired 9/20/18, Cost $713,012) 0.000% 2/25/48 (a) (c) (d) (e)	2,069,700	713,012
Series 2016-C, Class A2B, 2.360% 12/27/32 (a)	280,000	273,320
Series 2014-A, Class A2, 3.020% 10/25/27 (a)	90,689	90,286
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750% 3.966% FRN 8/25/36 (a)	493,695	508,472

		65,715,710

	Principal Amount	Value
WL Collateral CMO — 5.4%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.628% VRN 8/25/34 (b)	$42,334	$42,775
Countrywide Home Loans, Inc. Series 2004-2, Class 1A1, 3.715% VRN 2/25/34 (b)	23,813	23,935
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (b)	5,134	4,677
Deephaven Residential Mortgage Trust Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	1,367,321	1,340,566
Series 2018-2A, Class A3, 3.684% VRN 4/25/58 (a) (b)	2,447,576	2,437,689
Series 2018-3A, Class A3, 3.963% VRN 8/25/58 (a) (b)	690,000	690,439
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.105% VRN 8/25/34 (b)	7,634	7,583
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.940% VRN 8/25/34 (b)	55,664	54,561
JP Morgan Mortgage Trust Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	1,008,416	994,678
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	1,634,210	1,606,837
Series 2018-4, Class A15, 3.500% VRN 10/25/48 (a) (b)	1,415,453	1,396,233
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	1,523,431	1,503,633
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.216% VRN 2/25/34 (b)	4,769	4,616
Series 2004-A1, Class IIA2, 3.908% VRN 2/25/34 (b)	128,566	129,293
Series 2003-A4, Class IA, 4.544% VRN 7/25/33 (b)	3,569	3,575
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, 4.375% VRN 2/25/34 (b)	278	298
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750% VRN 11/25/56 (a) (b)	813,895	810,181
PSMC Trust Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	1,563,458	1,540,067
Series 2018-2, Class A3, 3.500% VRN 6/25/48 (a) (b)	1,610,502	1,584,698
Sequoia Mortgage Trust Series 2015-1, Class A6, 2.500% VRN 1/25/45 (a) (b)	1,235,603	1,196,951

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	$1,879,095	$1,853,528
Series 2018-5, Class A4, 3.500% VRN 5/25/48 (a) (b)	1,443,378	1,423,743
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (b)	1,230,547	1,234,927
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (b)	2,422,548	2,431,152
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (b)	1,901,733	1,911,207
Series 2018-7, Class A4, 4.000% VRN 9/25/48 (a) (b)	851,559	862,158
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.324% VRN 3/25/34 (b)	28,702	28,847
Tiaa Bank Mortgage Loan Trust, Series 2018-2, Class A4, 3.500% VRN 7/25/48 (a) (b)	840,992	829,557
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.245% FRN 4/25/44	84,612	87,837

		26,036,241

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $227,745,764)		226,371,514

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.2%
Collateralized Mortgage Obligations — 1.0%
Federal Home Loan Mortgage Corp. Series 4491, Class B, 3.000% 8/15/40	1,175,015	1,152,147
Series 4720, Class A, 3.000% 3/15/41	972,369	954,550
Federal National Mortgage Association Series 2015-80, Class CA, 3.000% 4/25/40	1,568,711	1,538,896
Series 2015-63, Class KA, 3.000% 1/25/41	754,595	742,521
Government National Mortgage Association (b) Series 2014-131, Class BW 3.789% 5/20/41	394,592	418,820

		4,806,934

Pass-Through Securities — 0.2%
Federal Home Loan Mortgage Corp. Pool #1Q0239 1 year CMT + 2.235% 3.798% 3/01/37	255,010	268,994

	Principal Amount	Value
Federal National Mortgage Association Pool #888586 1 year CMT + 2.198% 3.976% FRN 10/01/34	$129,859	$134,686
Pool #725692 1 year CMT + 2.138% 4.019% FRN 10/01/33	66,452	69,669
Pool #775539 12 mo. USD LIBOR + 1.645% 4.179% FRN 5/01/34	54,853	57,077
Pool #725796 5.500% 9/01/19	57,993	58,451
Pool #844564 5.500% 12/01/20	26,445	26,970
Government National Mortgage Association Pool #507545 7.500% 8/15/29	27,942	31,660
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500% 3.375% FRN 1/20/40	156,918	162,500
Pool #82488 1 year CMT + 1.500% 3.375% FRN 3/20/40	184,865	191,378

		1,001,385

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $5,931,323)		5,808,319

U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Bonds & Notes — 2.0%
U.S. Treasury Note 8.000% 11/15/21 (f)	6,020,000	6,933,629
8.125% 8/15/19	2,800,000	2,931,622

		9,865,251

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,989,628)		9,865,251

TOTAL BONDS & NOTES (Cost $466,502,788)		461,739,295

TOTAL PURCHASED OPTIONS (#) — 1.1% (Cost $5,197,567)		5,211,414

TOTAL LONG-TERM INVESTMENTS (Cost $471,700,355)		466,950,709

SHORT-TERM INVESTMENTS — 5.4%
Commercial Paper — 5.4%
AT&T, Inc. 2.879% 12/06/18 (a)	1,000,000	995,045

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
2.880% 12/06/18 (a)	$1,500,000	$1,492,568
2.890% 12/06/18 (a)	900,000	895,541
Bell Canada, Citigroup Global Markets, Inc., 2.602% 12/10/18 (a)	2,500,000	2,487,200
Entergy Corp. 2.360% 10/18/18 (a)	2,000,000	1,997,142
Enterprise Products Operating LLC 2.434% 10/01/18 (a)	5,900,000	5,898,832
Northrop Grumman Corp. 2.404% 10/03/18	6,000,000	5,998,036
Suncor Energy, Inc. 2.546% 11/27/18 (a)	6,000,000	5,975,000

		25,739,364

TOTAL SHORT-TERM INVESTMENTS (Cost $25,743,403)		25,739,364

TOTAL INVESTMENTS — 102.5% (Cost $497,443,758) (g)		492,690,073

Other Assets/(Liabilities) — (2.5)%		(12,205,265)

NET ASSETS — 100.0%		$480,484,808

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $266,469,155 or 55.46% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(c)	Investment was valued using significant unobservable inputs.
(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2018, these securities amounted to a value of $7,417,534 or 1.54% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $713,012 or 0.15% of net assets.

(f)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

(#)	Purchased Swaptions contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	16,660,000	USD 16,660,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.44%	$832,872	$571,629	$(261,243)
Credit Suisse International*	18,600,000	USD 18,600,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 2.61%	892,800	713,103	(179,697)

						1,725,672	1,284,732	(440,940)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put
Barclays Bank PLC*	33,920,000	USD 33,920,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.94%	$1,695,763	$1,971,690	$275,927
Credit Suisse International*	37,080,000	USD 37,080,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 3.11%	1,776,132	1,954,992	178,860

						3,471,895	3,926,682	454,787

						$5,197,567	$5,211,414	$13,847

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	12/19/18	539	$64,896,473	$(873,379)
U.S. Treasury Note 2 Year	12/31/18	870	183,749,746	(410,839)

				$(1,284,218)

Short
U.S. Treasury Note Ultra 10 Year	12/19/18	244	$(31,167,677)	$423,677
U.S. Treasury Note 5 Year	12/31/18	1,548	(175,560,625)	1,446,905

				$1,870,582

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International*	USD	1,500,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(177,820)	$924	$(176,896)
Goldman Sachs International*	USD	400,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(15,125)	(32,048)	(47,173)
Goldman Sachs International*	USD	1,120,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(35,091)	(96,992)	(132,083)

							$(228,036)	$(128,116)	$(356,152)

Collateral for swap agreements held by Goldman Sachs International amounted to $287,061 in securities at September 30, 2018.

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	80.3%
Cayman Islands	5.8%
Netherlands	1.7%
Ireland	1.6%
Japan	1.3%
United Kingdom	1.2%
Bermuda	1.0%
Luxembourg	1.0%
Sweden	0.7%
Spain	0.5%
France	0.5%
Canada	0.5%
Australia	0.3%
Turkey	0.3%
Israel	0.2%
Austria	0.1%
Colombia	0.1%
United States Virgin Islands	0.0%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

September 30, 2018

	Principal Amount	Value
BONDS & NOTES — 120.0%

CORPORATE DEBT — 2.6%
Auto Manufacturers — 0.9%
Ford Motor Credit Co. LLC 3.549% FRN 2/15/23 (a)	$1,360,000	$1,352,455
General Motors Financial Co., Inc. 3 mo. USD LIBOR + 2.060% 4.399% FRN 1/15/19	1,280,000	1,286,374

		2,638,829

Computers — 0.7%
Dell International LLC/EMC Corp. 3.480% 6/01/19 (b)	800,000	802,021
Hewlett Packard Enterprise Co. 3 mo. USD LIBOR + 1.930% 4.267% FRN 10/05/18	1,300,000	1,300,206

		2,102,227

Health Care – Products — 0.5%
Becton Dickinson & Co. 3.261% FRN 12/29/20 (a)	1,360,000	1,362,016

Pharmaceuticals — 0.5%
Cardinal Health, Inc. 3 mo. USD LIBOR + .770% 3.104% FRN 6/15/22	1,360,000	1,362,270

TOTAL CORPORATE DEBT (Cost $5,342,961)		7,465,342

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3.235% FRN 4/26/27	82,045	82,139

TOTAL MUNICIPAL OBLIGATIONS (Cost $82,045)		82,139

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 35.1%
Auto Floor Plan ABS — 0.2%
NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 2.798% FRN 2/15/23 (a) (b)	530,000	531,110

Automobile ABS — 6.7%
American Credit Acceptance Receivables Trust Series 2017-4, Class A, 2.000% 7/10/20 (b)	222,366	222,071
Series 2017-1, Class B, 2.390% 2/16/21 (b)	156,952	156,885
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C 2.580% 9/08/20	214,888	212,157

	Principal Amount	Value
ARI Fleet Lease Trust, Series 2018-A, Class A1 1.950% 3/15/19 (b)	$448,566	$448,216
CarFinance Capital Auto Trust, Series 2015-1A, Class A 1.750% 6/15/21 (b)	11,291	11,287
Chesapeake Funding II LLC Series 2018-1A, Class A2, 2.608% FRN 4/15/30 (a) (b)	800,000	802,401
Series 2016-2A, Class A2, 1 mo. USD LIBOR + 1.000% 3.158% FRN 6/15/28 (b)	671,222	673,405
CPS Auto Trust Series 2017-D, Class A, 1.870% 3/15/21 (b)	119,311	118,769
Series 2018-A, Class A, 2.160% 5/17/21 (b)	132,359	131,896
Series 2018-C, Class B, 3.430% 7/15/22 (b)	220,000	219,532
Drive Auto Receivables Trust Series 2017-1, Class C, 2.840% 4/15/22	290,000	289,407
Series 2018-2, Class B, 3.220% 4/15/22	240,000	239,683
DT Auto Owner Trust Series 2017-4A, Class A, 1.850% 8/17/20 (b)	402,768	402,078
Series 2017-3A, Class B, 2.400% 5/17/21 (b)	420,000	418,780
Series 2018-1A, Class B, 3.040% 1/18/22 (b)	340,000	339,062
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830% 9/20/21 (b)	94,967	94,866
Exeter Automobile Receivables Trust Series 2018-1A, Class A, 2.210% 5/17/21 (b)	291,831	290,980
Series 2018-1A, Class B, 2.750% 4/15/22 (b)	280,000	277,532
Series 2016-3A, Class B, 2.840% 8/16/21 (b)	310,000	309,583
Series 2017-1A, Class B, 3.000% 12/15/21 (b)	320,000	319,345
First Investors Auto Owner Trust Series 2017-3A, Class A1, 2.000% 3/15/22 (b)	696,079	691,886
Series 2017-3A, Class B, 2.720% 4/17/23 (b)	370,000	361,831
Series 2018-1A, Class A1, 2.840% 5/16/22 (b)	773,909	772,785
Flagship Credit Auto Trust Series 2015-2, Class A, 1.980% 10/15/20 (b)	22,272	22,265

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-3, Class A, 2.380% 10/15/20 (b)	$149,373	$149,260
Series 2017-4, Class B, 2.660% 10/17/22 (b)	1,330,000	1,304,398
Series 2016-4, Class C, 2.710% 11/15/22 (b)	370,000	358,960
Series 2016-1, Class A, 2.770% 12/15/20 (b)	107,553	107,558
Series 2017-1, Class B, 2.830% 3/15/23 (b)	760,000	756,739
Hertz Fleet Lease Funding LP Series 2018-1, Class A1, 2.633% FRN 5/10/32 (a) (b)	1,660,000	1,663,263
Series 2016-1, Class A1, 1 mo. USD LIBOR + 1.100% 3.233% FRN 4/10/30 (b)	538,423	539,888
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700% 3.858% FRN 4/15/21 (b)	730,000	735,286
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440% 6/15/22 (b)	596,936	595,387
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700% 3.858% FRN 7/15/20 (b)	18,072	18,111
Oscar US Funding Trust IX LLC, Series 2018-2A, Class A2B, 2.603% FRN 8/10/21 (a) (b)	1,000,000	999,685
Oscar US Funding Trust VI Series 2017-1A, Class A3, 2.820% 6/10/21 (b)	340,000	338,688
Series 2017-1A, Class A4, 3.300% 5/10/24 (b)	280,000	278,622
Oscar US Funding Trust VII LLC, Series 2017-2A, Class A2A 2.130% 11/10/20 (b)	618,393	615,936
Oscar US Funding Trust VIII LLC, Series 2018-1A, Class A2A 2.910% 4/12/21 (b)	332,630	332,265
Prestige Auto Receivables Trust, Series 2018-1A, Class A1 2.528% 10/15/19 (b)	540,000	540,000
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	331,668	331,474
Securitized Equipment Receivable 3.760% 10/11/24	350,000	348,051
4.200% 10/11/24	370,000	367,754
Tesla Auto Lease Trust Series 2018-A, Class A, 2.320% 12/20/19 (b)	396,566	395,486

	Principal Amount	Value
Series 2018-A, Class B, 2.750% 2/20/20 (b)	$165,000	$164,294
Westlake Automobile Receivables Trust, Series 2018-2A, Class A1 2.500% 5/15/19 (b)	576,030	576,051

		19,343,858

Commercial MBS — 1.4%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.658% FRN 7/15/35 (a) (b)	1,150,000	1,151,763
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.928% VRN 7/10/38 (a)	204,609	206,754
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 3.158% FRN 6/15/32 (a) (b)	1,050,000	1,051,305
RETL, Series 2018-RVP, Class A, 3.258% FRN 3/15/33 (a) (b)	598,517	600,770
TPG Real Estate Finance Issuer Ltd., Series 2018-FL1, Class A, 2.908% FRN 2/15/35 (a) (b)	440,000	439,869
VMC Finance LLC, Series 2018-FL1, Class A, 2.978% FRN 4/15/35 (a) (b)	703,440	703,009

		4,153,470

Credit Card ABS — 0.3%
Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 1 mo. LIBOR + .770% 2.904% FRN 5/14/29	950,000	957,089

Home Equity ABS — 0.0%
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735% 2.951% FRN 8/25/35	3,428	3,442

Other ABS — 10.3%
321 Henderson Receivables I LLC Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 2.358% FRN 3/15/41 (b)	319,901	314,486
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 2.358% FRN 6/15/41 (b)	1,248,312	1,222,776
Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200% 2.358% FRN 12/15/41 (b)	252,767	247,587
Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 2.358% FRN 3/15/42 (b)	537,082	505,443

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
321 Henderson Receivables II LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 2.358% FRN 9/15/41 (b)	$135,843	$129,413
AIMCO CLO, Series 2015-AA, Class AR, 3.189% FRN 1/15/28 (a) (b)	1,450,000	1,444,480
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 3.308% FRN 6/15/28 (a) (b)	920,000	922,304
Avant Loans Funding Trust, Series 2017-B, Class A 2.290% 6/15/20 (b)	73,248	73,209
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.100% 3.435% FRN 4/25/26 (b)	1,254,032	1,254,192
BCC Funding XIV LLC, Series 2018-1A, Class A2 2.960% 6/20/23 (b)	610,000	606,609
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (b)	300,170	300,170
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (b)	122,418	122,111
CCG Receivables Trust, Series 2018-2, Class A2 3.090% 12/15/25 (b)	1,120,000	1,116,961
CIFC Funding II Ltd., Series 2015-2A, Class AR, 3.119% FRN 4/15/27 (a) (b)	1,450,000	1,444,299
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates, Series 2005-OPT3, Class M2, 1 mo. USD LIBOR + .675% 2.891% FRN 5/25/35	12,063	12,066
Consumer Installment Loan Trust, Series 2016-LD1, Class A 3.960% 7/15/22 (b)	14,777	14,776
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.676% FRN 9/25/34	15,539	15,518
Diamond Resorts Owner Trust Series 2015-1, Class A, 2.730% 7/20/27 (b)	42,473	42,469
Series 2015-2, Class B, 3.540% 5/22/28 (b)	81,664	81,188
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 1.950% 11/25/39 (b)	20,833	20,786

	Principal Amount	Value
Drug Royalty II LP, Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850% 5.189% FRN 7/15/23 (b)	$162,823	$164,137
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (b)	129,403	125,309
Element Rail Leasing II LLC, Series 2016-1A, Class A1 3.968% 3/19/46 (b)	271,936	273,089
Hilton Grand Vacations Trust, Series 2014-AA, Class A 1.770% 11/25/26 (b)	163,461	160,480
Lendmark Funding Trust, Series 2018-1A, Class A 3.810% 12/21/26 (b)	410,000	409,570
Mariner Finance Issuance Trust Series 2017-BA, Class A, 2.920% 12/20/29 (b)	1,000,000	983,994
Series 2017-AA, Class A, 3.620% 2/20/29 (b)	510,000	509,913
Marlette Funding Trust Series 2017-3A, Class A, 2.360% 12/15/24 (b)	119,557	119,121
Series 2017-2A, Class A, 2.390% 7/15/24 (b)	135,382	135,155
Series 2018-1A, Class A, 2.610% 3/15/28 (b)	849,650	847,025
Series 2017-1A, Class A, 2.827% 3/15/24 (b)	285,002	284,912
Series 2018-2A, Class A, 3.060% 7/17/28 (b)	656,429	655,278
Series 2018-3A, Class A, 3.200% 9/15/28 (b)	772,208	772,094
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, 3.139% FRN 1/15/28 (a) (b)	1,500,000	1,497,571
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 2.575% 10/15/49 (b)	1,300,000	1,288,889
OCP CLO Ltd., Series 2015-10A, Class A1R, 3.155% FRN 10/26/27 (a) (b)	1,450,000	1,445,087
Orange Lake Timeshare Trust, Series 2016-A, Class A 2.610% 3/08/29 (b)	251,154	243,957
Oxford Finance Funding Trust Series 2014-1A, Class A, 3.475% 12/15/22 (b)	42,464	42,481
Series 2016-1A, Class A, 3.968% 6/17/24 (b)	384,919	382,377

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A (Acquired 2/21/18, Cost $270,000), 5.066% FRN 2/25/23 (a) (b) (c) (d)	$270,000	$273,124
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + ..250% 2.466% FRN 2/25/37 (b)	16,585	16,574
Sierra Receivables Funding Co. LLC, Series 2014-3A, Class A 2.300% 10/20/31 (b)	155,290	154,477
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A, 2.050% VRN 6/20/31 (a) (b)	98,380	98,204
Series 2015-2A, Class A, 2.430% 6/20/32 (b)	289,879	286,288
Series 2014-3A, Class B, 2.800% 10/20/31 (b)	317,638	316,298
Series 2015-2A, Class B, 3.020% 6/20/32 (b)	826,156	818,576
Series 2015-1A, Class B, 3.050% 3/22/32 (b)	349,907	347,592
Series 2015-3A, Class B, 3.080% 9/20/32 (b)	37,185	36,817
SoFi Consumer Loan Program LLC Series 2016-3, Class A, 3.050% 12/26/25 (b)	229,962	228,884
Series 2016-5, Class A, 3.060% 9/25/28 (b)	1,118,047	1,113,625
Series 2016-2A, Class A, 3.090% 10/27/25 (b)	362,111	360,971
Series 2016-1A, Class A, 3.260% 8/25/25 (b)	483,586	482,849
Series 2017-2, Class A, 3.280% 2/25/26 (b)	473,893	472,697
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050% 4/25/29 (b)	604,679	602,025
Taco Bell Funding LLC, Series 2016-1A, Class A2I 3.832% 5/25/46 (b)	1,329,750	1,331,146
TLF National Tax Lien Trust, Series 2017-1A, Class A 3.090% 12/15/29 (b)	657,917	656,183
Trafigura Securitisation Finance PLC Series 2017-1A, Class A1, 1 mo. USD LIBOR + .850% 3.008% FRN 12/15/20 (b)	600,000	599,623
Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700% 3.858% FRN 12/15/20 (b)	300,000	299,724
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 2.709% 8/15/47 (b)	135,372	133,294

	Principal Amount	Value
Westgate Resorts LLC Series 2014-1A, Class A, 2.150% 12/20/26 (b)	$110,340	$109,879
Series 2017-1A, Class A, 3.050% 12/20/30 (b)	239,884	237,018
Series 2015-2A, Class A, 3.200% 7/20/28 (b)	239,911	239,628
Series 2018-1A, Class A, 3.380% 12/20/31 (b)	473,420	470,967

		29,917,745

Student Loans ABS — 13.4%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800% 3.016% FRN 12/26/44 (b)	1,563,046	1,558,080
AccessLex Institute Series 2005-2, Class A3, 3 mo. USD LIBOR + .180% 2.490% FRN 11/22/24	44,056	44,056
Series 2005-1, Class B, 3 mo. USD LIBOR + .570% 2.936% FRN 9/22/37	456,391	438,320
Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.190% FRN 7/01/38	67,234	65,755
Brazos Higher Education Authority, Inc., Series 2006-2, Class A10, 3 mo. USD LIBOR + .120% 2.493% FRN 6/25/26	777,375	765,781
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490% 2.829% FRN 1/15/37	415,028	389,476
Commonbond Student Loan Trust, Series 2017-AGS, Class A2, 1 mo. USD LIBOR + .850% 3.066% FRN 5/25/41 (b)	309,165	311,716
DRB Prime Student Loan Trust Series 2015-A, Class A3, 2.320% 4/25/30	27,533	27,342
Series 2015-B, Class A3, 2.540% 4/27/26 (b)	70,231	69,319
Series 2016-B, Class A2, 2.890% 6/25/40 (b)	335,129	331,296
Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700% 3.916% FRN 1/25/40 (b)	403,271	411,078
Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 4.116% FRN 10/25/44 (b)	713,130	724,022

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000% 4.216% FRN 4/25/40 (b)	$110,440	$113,499
Earnest Student Loan Program LLC Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850% 4.066% FRN 10/27/36 (b)	375,467	384,295
Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 4.266% FRN 2/26/35 (b)	290,409	297,619
ECMC Group Student Loan Trust Series 2018-1A, Class A, 2.966% FRN 2/27/68 (a) (b)	2,608,177	2,608,569
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.416% FRN 12/27/66 (b)	1,118,174	1,133,269
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.566% FRN 7/26/66 (b)	839,748	856,088
Edlinc Student Loan Funding, Series 2017-A, Class A (Acquired 12/22/17, Cost $800,000), 3.350% FRN 12/01/47 (a) (b) (c) (d)	691,166	683,467
Edsouth Indenture No. 10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 12/25/58 (b)	750,000	761,206
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 2.966% FRN 8/25/42 (a) (b)	662,901	662,901
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700% 3.011% FRN 8/25/48 (b)	302,704	302,558
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350% 2.689% FRN 6/28/39 (b)	375,111	358,288
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750% 2.854% FRN 12/01/31	302,180	302,639
KeyCorp Student Loan Trust Series 2000-A, Class A2, 3 mo. USD LIBOR + .320% 2.631% FRN 5/25/29	112,735	111,902
Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310% 2.691% FRN 9/27/35	211,810	211,322
Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2A 1.870% 11/25/42 (b)	249,643	248,893

	Principal Amount	Value
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200% 3.358% FRN 12/15/28 (b)	$486,973	$493,681
Navient Student Loan Trust Series 2018-1A, Class A1, 2.406% FRN 3/25/67 (a) (b)	501,618	501,618
Series 2018-1A, Class A3, 2.936% FRN 3/25/67 (a) (b)	680,000	683,083
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.466% FRN 6/25/65 (b)	1,872,798	1,920,200
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.516% FRN 3/25/66 (b)	1,520,000	1,576,521
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.966% FRN 12/26/40 (b)	329,737	330,307
Nelnet Student Loan Trust Series 2005-1, Class A5, 3 mo. USD LIBOR + .110% 2.445% FRN 10/25/33	710,706	706,450
Series 2005-2, Class A5, 3 mo. USD LIBOR + .100% 2.466% FRN 3/23/37	935,847	929,169
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 2.535% FRN 1/25/38	551,244	524,253
Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 2.536% FRN 3/23/37	627,245	593,266
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 2.623% FRN 6/25/41	346,331	317,788
Series 2018-3A, Class A2, 2.656% FRN 9/27/66 (a) (b)	900,000	900,036
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 2.685% FRN 10/25/40	875,827	840,545
Series 2018-1A, Class A2, 2.976% FRN 5/25/66 (a) (b)	1,040,000	1,045,347
Series 2010-4A, Class A, 1 mo. USD LIBOR + .800% 3.016% FRN 4/25/46 (b)	46,522	46,936
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 6/25/41 (b)	295,000	278,014
SLC Student Loan Trust Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 2.564% FRN 12/15/39	399,431	375,924

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 2.614% FRN 3/15/40	$1,320,066	$1,235,516
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500% 4.658% FRN 1/15/43 (b)	320,000	326,329
SLM Student Loan Trust Series 2007-5, Class A6, 3 mo. USD LIBOR + .110% 2.445% FRN 1/26/43	457,984	442,072
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 2.475% FRN 10/25/28	485,874	484,669
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.485% FRN 3/25/44	1,220,000	1,174,252
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 2.535% FRN 1/25/70	264,748	251,511
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.545% FRN 10/25/40	321,032	304,368
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 2.555% FRN 1/25/41	352,026	329,748
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.555% FRN 3/25/44	651,850	616,643
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 2.635% FRN 7/25/25	300,000	299,364
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.645% FRN 1/25/55	343,151	324,092
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 2.805% FRN 10/25/64	263,767	250,666
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.935% FRN 10/25/65 (b)	400,000	400,058
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 2.984% FRN 12/15/38	305,497	292,401
Series 2002-7, Class A11, 28 day ARS 4.080% FRN 3/15/28	250,000	250,000
Series 2003-5, Class A9, 28 day ARS + 2.500% 4.480% FRN 6/17/30	600,000	600,000
Series 2003-5, Class A7, 28 day ARS + 2.500% 4.490% FRN 6/17/30	500,000	500,000
Series 2003-2, Class A7, 28 day ARS 5.083% FRN 9/15/28	900,000	900,000

	Principal Amount	Value
SMB Private Education Loan Trust Series 2017-B, Class A1, 2.428% FRN 6/17/24 (a) (b)	$236,916	$236,892
Series 2018-B, Class A2B, 2.878% FRN 1/15/37 (a) (b)	1,300,000	1,301,293
Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100% 3.258% FRN 9/15/34 (b)	260,000	263,296
SoFi Professional Loan Program LLC Series 2016-C, Class A2A, 1.480% 5/26/31 (b)	100,417	100,216
Series 2017-F, Class A1FX, 2.050% 1/25/41 (b)	522,169	516,835
Series 2017-A, Class A1, 1 mo. USD LIBOR + .700% 2.916% FRN 3/26/40 (b)	430,490	431,730
Series 2015-A, Class A1, 1 mo. USD LIBOR + 1.200% 3.416% FRN 3/25/33 (b)	102,961	103,711
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750% 3.966% FRN 8/25/36 (b)	606,229	624,374

		38,795,930

WL Collateral CMO — 2.8%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1, 1 mo. USD LIBOR + .700% 2.916% FRN 3/25/45 (b)	13,759	13,929
Deephaven Residential Mortgage Trust Series 2018-1A, Class A1, 2.976% VRN 12/25/57 (a) (b)	559,015	547,556
Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	566,569	555,483
Series 2018-2A, Class A1, 3.479% VRN 4/25/58 (a) (b)	1,539,490	1,533,225
JP Morgan Mortgage Trust Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	458,371	452,126
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	663,158	652,050
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	643,831	635,464
PSMC Trust, Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	595,603	586,692
Sequoia Mortgage Trust Series 2015-1, Class A6, 2.500% VRN 1/25/45 (a) (b)	551,012	533,775
Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	563,729	556,058
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (b)	463,562	465,212
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (b)	857,209	860,254

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (b)	$808,237	$812,263

		8,204,087

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $101,407,056)		101,906,731

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.6%
Pass-Through Securities — 0.0%
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500% 3.375% 1/20/40	104,612	108,334

Whole Loans — 0.6%
Federal National Mortgage Association Connecticut Avenue Securities Series 2018-C03, Class 1M1, 2.896% FRN 10/25/30 (a)	762,619	762,536
Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300% 3.516% FRN 4/25/29	414,665	417,702
Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350% 3.566% FRN 1/25/29	152,583	152,993
Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450% 3.666% FRN 1/25/29	303,281	305,152

		1,638,383

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,744,200)		1,746,717

U.S. TREASURY OBLIGATIONS — 81.7%
U.S. Treasury Bonds & Notes — 81.7%
U.S. Treasury Inflation Index 0.125% 4/15/21 (e)	3,083,526	3,019,808
0.125% 1/15/22	7,793,940	7,600,957
0.125% 4/15/22 (e)	12,196,427	11,849,274
0.125% 7/15/22 (e)	12,766,653	12,457,212
0.125% 1/15/23 (e)	12,686,367	12,281,249
0.125% 7/15/24 (e)	17,596,686	16,903,100
0.125% 7/15/26 (e)	9,430,430	8,889,777
0.250% 1/15/25 (e)	17,874,696	17,150,131
0.375% 7/15/23	3,660,134	3,588,296
0.375% 7/15/25 (e) (f)	19,340,594	18,720,083
0.375% 1/15/27	4,642,463	4,431,557

	Principal Amount	Value
0.375% 7/15/27 (e)	$9,786,900	$9,349,548
0.500% 1/15/28 (e)	12,821,708	12,302,996
0.625% 4/15/23 (e)	14,883,449	14,690,235
0.625% 2/15/43 (e)	6,138,160	5,576,694
0.750% 7/15/28	10,210,070	10,045,220
0.750% 2/15/45 (e)	8,764,692	8,145,343
0.875% 2/15/47 (e)	4,802,262	4,591,538
1.000% 2/15/48 (e)	7,480,528	7,386,924
1.125% 1/15/21 (g)	463,108	465,873
1.375% 2/15/44 (e)	5,655,147	6,057,634
1.750% 1/15/28 (e)	4,210,185	4,505,665
2.000% 1/15/26 (e)	5,294,607	5,694,658
2.125% 2/15/41 (e)	4,775,654	5,808,949
2.375% 1/15/25 (e)	7,165,891	7,806,714
2.375% 1/15/27 (e)	4,373,705	4,871,818
3.375% 4/15/32 (e)	1,774,688	2,304,067
3.625% 4/15/28 (e)	3,895,225	4,832,412
3.875% 4/15/29 (e)	4,644,808	5,978,437

		237,306,169

TOTAL U.S. TREASURY OBLIGATIONS (Cost $243,480,315)		237,306,169

TOTAL BONDS & NOTES (Cost $352,056,577)		348,507,098

TOTAL PURCHASED OPTIONS (#) — 0.5% (Cost $1,610,040)		1,615,977

TOTAL LONG-TERM INVESTMENTS (Cost $353,666,617)		350,123,075

SHORT-TERM INVESTMENTS — 5.7%
Commercial Paper — 5.6%
Avangrid, Inc. 2.323% 10/02/18 (b)	3,500,000	3,499,074
Comcast Corp. 2.436% 10/09/18 (b)	3,250,000	3,247,592
Fedex Corp. 2.438% 10/26/18 (b)	3,000,000	2,994,286
Magna International, Inc. 2.519% 10/24/18 (b)	3,000,000	2,994,741
Mohawk Industries, Inc. 2.282% 10/02/18 (b)	3,500,000	3,499,074

		16,234,767

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (h)	$198,522	$198,522

TOTAL SHORT-TERM INVESTMENTS (Cost $16,436,594)		16,433,289

TOTAL INVESTMENTS — 126.2% (Cost $370,103,211) (i)		366,556,364

Other Assets/(Liabilities) — (26.2)%		(76,098,005)

NET ASSETS — 100.0%		$290,458,359

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $101,060,834 or 34.79% of net assets.

(c)	Investment was valued using significant unobservable inputs.
(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2018, these securities amounted to a value of $956,591 or 0.33% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(h)

Maturity value of $198,540. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/42, and an aggregate market value, including accrued interest, of $206,243.

(i)	See Note 6 for aggregate cost for federal tax purposes.

(#)	Purchased Swaptions contracts at September 30, 2018:

OTC Counterparty	Units		Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	6,970,000	USD	6,970,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.44%	$348,446	$239,151	$(109,295)

Credit Suisse International*	3,850,000	USD	3,850,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/2/43, Exercise Rate 2.61%	184,800	147,605	(37,195)

							533,246	386,756	(146,490)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

OTC Counterparty	Units		Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put
Barclays Bank PLC*	14,190,000	USD	14,190,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.94%	$709,401	$824,831	$115,430

Credit Suisse International*	7,670,000	USD	7,670,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/2/43, Exercise Rate 3.11%	367,393	404,390	36,997

							1,076,794	1,229,221	152,427

							$1,610,040	$1,615,977	$5,937

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/19/18	1	$139,878	$622

Short
U.S. Treasury Note 10 Year	12/19/18	8	$(947,477)	$(2,773)
U.S. Treasury Ultra Long Bond	12/19/18	4	(634,604)	17,479
U.S. Treasury Note 2 Year	12/31/18	40	(8,458,263)	28,888
U.S. Treasury Note 5 Year	12/31/18	1	(112,497)	20

				$43,614

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International*	USD	730,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(22,872)	$(63,218)	$(86,090)
Goldman Sachs International*	USD	260,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(9,831)	(20,832)	(30,663)
JP Morgan Chase Bank N.A.*	USD	520,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(61,965)	641	(61,324)

							$(94,668)	$(83,409)	$(178,077)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	USD	12,300,000	7/02/20	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	2.775%	$(37,159)	$-	$(37,159)

OTC Swaps
Bank of America N.A.*	USD	5,300,000	11/20/19	Maturity	2.013%	U.S. Consumer Price Index	$44,311	$-	$44,311
Bank of America N.A.*	USD	5,300,000	1/11/20	Maturity	2.057%	U.S. Consumer Price Index	33,794	-	33,794
Bank of America N.A.*	USD	8,600,000	1/19/20	Maturity	2.095%	U.S. Consumer Price Index	46,571	-	46,571
Bank of America N.A.*	USD	20,500,000	10/01/20	Maturity	2.314%	U.S. Consumer Price Index	554	-	554
Bank of America N.A.*	USD	14,700,000	10/02/21	Maturity	2.325%	U.S. Consumer Price Index	-	-	-
JP Morgan Chase Bank N.A.*	USD	10,600,000	12/20/19	Maturity	1.910%	U.S. Consumer Price Index	100,079	-	100,079

							$225,309	$-	$225,309

Collateral for swap agreements held by Goldman Sachs International and Credit Suisse Securities amounted to $258,241 and $88,534 in securities, respectively, at September 30, 2018.

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Reverse Repurchase agreements at September 30, 2018:

Description	Value	Value Including Accrued Interest
Agreement with BNP Paribas SA, dated 8/03/18, 2.240%, to be repurchased on demand until 11/02/18 at value plus accrued interest.	$28,273,750	$28,377,546
Agreement with Daiwa Securities, dated 7/10/18, 2.200%, to be repurchased on demand until 10/10/18 at value plus accrued interest.	35,448,750	35,628,554
Agreement with HSBC Bank USA Inc., dated 7/17/18, 2.200%, to be repurchased on demand until 10/17/18 at value plus accrued interest.	8,775,000	8,815,755

	$72,497,500	$72,821,855

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 0.3%

PREFERRED STOCK — 0.3%
Financial — 0.3%
Insurance — 0.3%
Allstate Corp., The, 3 mo. USD LIBOR + 3.165% 5.100% VRN	130,000	$3,250,000

TOTAL PREFERRED STOCK (Cost $3,250,000)		3,250,000

TOTAL EQUITIES (Cost $3,250,000)		3,250,000

	Principal Amount
BONDS & NOTES — 98.5%

CORPORATE DEBT — 34.8%
Advertising — 0.1%
WPP Finance 2010 5.625% 11/15/43	$1,338,000	1,368,418

Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	465,000	548,548

Agriculture — 0.4%
Bunge Ltd. Finance Corp. 3.250% 8/15/26	2,093,000	1,893,931
4.350% 3/15/24	2,120,000	2,098,897
Reynolds American, Inc. 5.850% 8/15/45	1,025,000	1,114,663

		5,107,491

Airlines — 0.9%
American Airlines Group, Inc. 5.500% 10/01/19 (a)	7,774,000	7,880,892
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	219,713	218,307
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.100% 10/01/29	1,490,265	1,484,676
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	545,000	543,928
WestJet Airlines Ltd. 3.500% 6/16/21 (a)	807,000	793,869

		10,921,672

Auto Manufacturers — 0.8%
Ford Motor Co. 5.291% 12/08/46	500,000	445,329

	Principal Amount	Value
Ford Motor Credit Co. LLC 4.140% 2/15/23	$3,005,000	$2,955,905
4.375% 8/06/23	336,000	332,187
General Motors Co. 4.200% 10/01/27	1,290,000	1,216,846
5.150% 4/01/38	785,000	730,113
General Motors Financial Co., Inc. 3.500% 11/07/24	3,340,000	3,148,733
4.150% 6/19/23	1,375,000	1,369,501

		10,198,614

Auto Parts & Equipment — 0.0%
Lear Corp. 5.375% 3/15/24	560,000	575,745

Banks — 4.9%
Associated Banc-Corp. 4.250% 1/15/25	2,580,000	2,566,887
Banco Santander SA 4.250% 4/11/27	2,200,000	2,077,806
Bank of America Corp. 4.183% 11/25/27	2,705,000	2,640,166
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,125,000	1,098,273
6.110% 1/29/37	1,275,000	1,466,313
7.750% 5/14/38	555,000	749,122
Bank of Montreal 3.803% VRN 12/15/32 (b)	1,460,000	1,364,136
The Bank of Nova Scotia 4.500% 12/16/25	1,235,000	1,235,596
4.650% VRN 12/31/99 (b) (c)	2,675,000	2,509,484
Barclays PLC 3.695% FRN 5/16/24 (b)	2,290,000	2,278,018
4.337% 1/10/28	1,600,000	1,514,138
BPCE SA 4.625% 7/11/24 (a)	1,600,000	1,584,423
CIT Group, Inc. 4.750% 2/16/24	2,095,000	2,100,133
Citigroup, Inc. 3.875% 3/26/25	3,796,000	3,691,239
8.125% 7/15/39	225,000	324,780
Credit Suisse AG 6.500% 8/08/23 (a)	2,325,000	2,482,170
Credit Suisse Group AG 3.869% VRN 1/12/29 (a) (b)	850,000	799,278
4.282% 1/09/28 (a)	1,250,000	1,215,728
Deutsche Bank AG 3.150% 1/22/21	2,050,000	2,003,268
Discover Bank 4.682% VRN 8/09/28 (b)	3,275,000	3,241,333
First Republic Bank 4.375% 8/01/46	4,140,000	3,844,861

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fulton Financial Corp. 3.600% 3/16/22	$1,485,000	$1,453,010
The Goldman Sachs Group, Inc. 3.814% VRN 4/23/29 (b)	1,450,000	1,383,170
5.950% 1/15/27	1,333,000	1,457,683
6.250% 2/01/41	440,000	528,851
6.750% 10/01/37	1,065,000	1,281,147
HSBC Holdings PLC 4.250% 3/14/24	1,150,000	1,143,895
4.583% VRN 6/19/29 (b)	1,495,000	1,495,024
ING Groep NV 4.100% 10/02/23	2,370,000	2,371,766
JP Morgan Chase & Co. 3.625% 12/01/27	1,135,000	1,070,432
Morgan Stanley 4.350% 9/08/26	3,925,000	3,894,721
Turkiye Garanti Bankasi AS 4.750% 10/17/19 (a)	2,955,000	2,884,789
Valley National Bancorp 5.125% 9/27/23	1,710,000	1,760,414
Wells Fargo & Co. 5.375% 11/02/43	851,000	914,258
5.606% 1/15/44	620,000	684,870

		63,111,182

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	4,925,000	4,980,755
Molson Coors Brewing Co. 4.200% 7/15/46	1,689,000	1,496,533
5.000% 5/01/42	350,000	347,033

		6,824,321

Biotechnology — 0.3%
Amgen, Inc. 5.150% 11/15/41	500,000	529,907
Celgene Corp. 3.450% 11/15/27	2,875,000	2,683,917
4.350% 11/15/47	1,150,000	1,029,468

		4,243,292

Building Materials — 0.6%
CRH America Finance, Inc. 3.950% 4/04/28 (a)	2,105,000	2,039,564
Standard Industries, Inc. 5.000% 2/15/27 (a)	3,366,000	3,168,248
5.375% 11/15/24 (a)	1,612,000	1,609,985
5.500% 2/15/23 (a)	1,207,000	1,220,579

		8,038,376

Chemicals — 0.9%
Ashland, Inc. 6.875% 5/15/43	406,000	416,150
Incitec Pivot Finance LLC 6.000% 12/10/19 (a)	1,130,000	1,159,033

	Principal Amount	Value
The Mosaic Co. 4.050% 11/15/27	$2,003,000	$1,937,736
RPM International, Inc. 3.750% 3/15/27	705,000	669,947
The Sherwin-Williams Co. 4.500% 6/01/47	685,000	658,825
Syngenta Finance NV 3.698% 4/24/20 (a)	2,040,000	2,035,371
4.441% 4/24/23 (a)	2,400,000	2,385,368
Yara International ASA 4.750% 6/01/28 (a)	2,310,000	2,325,560

		11,587,990

Commercial Services — 0.4%
The ADT Security Corp. 6.250% 10/15/21	4,903,000	5,143,296
ERAC USA Finance LLC 6.700% 6/01/34 (a)	355,000	425,065

		5,568,361

Computers — 0.5%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (a)	535,000	571,825
Leidos Holdings, Inc. 4.450% 12/01/20	6,280,000	6,352,220

		6,924,045

Diversified Financial Services — 2.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.300% 1/23/23	2,550,000	2,456,833
3.875% 1/23/28	4,925,000	4,571,961
4.500% 5/15/21	1,975,000	2,005,650
Affiliated Managers Group, Inc. 3.500% 8/01/25	2,320,000	2,217,679
Aircastle Ltd. 4.400% 9/25/23	960,000	960,128
5.000% 4/01/23	1,950,000	2,002,730
Ally Financial, Inc. 3.250% 11/05/18	2,985,000	2,983,806
Antares Holdings LP 6.000% 8/15/23 (a)	3,260,000	3,272,831
Ares Finance Co. LLC 4.000% 10/08/24 (a)	2,380,000	2,250,562
Discover Financial Services 4.100% 2/09/27	1,710,000	1,634,575
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	2,790,000	2,625,821
Genpact Luxembourg Sarl 3.700% 4/01/22	2,295,000	2,240,957
High Street Funding Trust I 4.111% 2/15/28 (a)	3,290,000	3,208,737

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lazard Group LLC 3.625% 3/01/27	$1,209,000	$1,127,488
4.500% 9/19/28	755,000	742,592
Legg Mason, Inc. 5.625% 1/15/44	1,161,000	1,174,399
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 4.500% 3/15/27 (a)	1,080,000	1,073,086

		36,549,835

Electric — 1.7%
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (a)	925,000	872,455
CMS Energy Corp. 4.700% 3/31/43	655,000	662,574
Duke Energy Corp. 3.750% 9/01/46	1,340,000	1,177,532
Duke Energy Progress, Inc. 6.125% 9/15/33	37,000	43,320
EDP Finance BV 3.625% 7/15/24 (a)	2,960,000	2,825,732
Infraestructura Energetica Nova SAB de CV 3.750% 1/14/28 (a)	795,000	711,525
IPALCO Enterprises, Inc. 3.450% 7/15/20	4,085,000	4,065,637
3.700% 9/01/24	1,040,000	1,008,735
Israel Electric Corp. Ltd. 4.250% 8/14/28 (a)	2,425,000	2,300,743
7.250% 1/15/19 (a)	457,000	461,282
Nevada Power Co., Series N, 6.650% 4/01/36	1,000,000	1,264,054
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	182,685
Pacific Gas & Electric Co. 5.800% 3/01/37	800,000	892,393
Pennsylvania Electric Co. 4.150% 4/15/25 (a)	2,090,000	2,084,710
Progress Energy, Inc. 7.000% 10/30/31	505,000	629,802
Xcel Energy, Inc. 6.500% 7/01/36	1,550,000	1,964,451

		21,147,630

Electronics — 0.3%
Arrow Electronics, Inc. 3.250% 9/08/24	945,000	893,180
3.875% 1/12/28	970,000	903,527
4.500% 3/01/23	135,000	136,501
5.125% 3/01/21	750,000	770,497
Ingram Micro, Inc. 5.450% STEP 12/15/24	1,381,000	1,360,453

		4,064,158

	Principal Amount	Value
Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd. 4.000% 1/14/25	$1,225,000	$1,135,116

Gas — 0.2%
Spire, Inc. 4.700% 8/15/44	2,000,000	1,989,624

Health Care – Products — 0.2%
Becton Dickinson & Co. 4.685% 12/15/44	800,000	788,803
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	1,450,000	1,361,068

		2,149,871

Health Care – Services — 0.3%
Advocate Health & Hospitals Corp. 3.829% 8/15/28	960,000	968,388
Humana, Inc. 3.950% 3/15/27	1,565,000	1,538,240
4.800% 3/15/47	780,000	795,542

		3,302,170

Home Builders — 0.4%
Lennar Corp. 4.500% 11/15/19	3,767,000	3,795,252
4.750% 5/30/25	1,200,000	1,170,000

		4,965,252

Household Products & Wares — 0.0%
Church & Dwight Co., Inc. 3.150% 8/01/27	515,000	476,855

Insurance — 3.3%
The Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	3,845,000	3,960,350
American International Group, Inc. 4.200% 4/01/28	1,425,000	1,410,005
4.500% 7/16/44	1,200,000	1,132,539
4.750% 4/01/48	450,000	442,379
5.750% VRN 4/01/48 (b)	2,595,000	2,520,394
AmTrust Financial Services, Inc. 6.125% 8/15/23	2,965,000	2,873,998
Arch Capital Group US, Inc. 5.144% 11/01/43	1,150,000	1,218,584
The Athene Holding Ltd. 4.125% 1/12/28	5,590,000	5,222,728
AXIS Specialty Finance PLC 4.000% 12/06/27	2,760,000	2,610,727
CNA Financial Corp. 3.450% 8/15/27	1,095,000	1,013,883
CNO Financial Group, Inc. 4.500% 5/30/20	1,763,000	1,780,630
5.250% 5/30/25	2,164,000	2,212,690
Enstar Group Ltd. 4.500% 3/10/22	890,000	893,902

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Progressive Corp. 5.375% VRN 12/31/99 (b) (c)	$1,150,000	$1,147,125
Prudential Financial, Inc. 5.700% VRN 9/15/48 (b)	2,730,000	2,720,663
Trinity Acquisition PLC 4.400% 3/15/26	500,000	497,478
USF&G Capital I 8.500% 12/15/45 (a)	1,015,000	1,397,265
Voya Financial, Inc. 4.700% VRN 1/23/48 (a) (b)	1,010,000	898,900
Willis North America, Inc. 4.500% 9/15/28	2,785,000	2,784,212
7.000% 9/29/19	706,000	730,143
XLIT Ltd. 4.450% 3/31/25	4,114,000	4,075,672

		41,544,267

Internet — 0.3%
Amazon.com, Inc. 4.050% 8/22/47	2,055,000	2,024,315
Tencent Holdings Ltd. 3.595% 1/19/28 (a)	1,290,000	1,221,002

		3,245,317

Investment Companies — 0.9%
Ares Capital Corp. 3.500% 2/10/23	3,465,000	3,311,049
3.875% 1/15/20	2,750,000	2,760,889
BlackRock TCP Capital Corp. 4.125% 8/11/22	2,810,000	2,668,066
FS Investment Corp. 4.000% 7/15/19	3,270,000	3,282,229

		12,022,233

Iron & Steel — 0.7%
ArcelorMittal 5.125% 6/01/20	2,375,000	2,432,282
5.250% STEP 8/05/20	2,241,000	2,307,046
6.250% STEP 2/25/22	755,000	809,738
Vale Overseas Ltd. 5.875% 6/10/21	2,775,000	2,920,188
6.875% 11/21/36	600,000	696,720

		9,165,974

Lodging — 0.1%
MGM Resorts International 6.625% 12/15/21	1,079,000	1,143,740

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.875% 10/15/21	2,870,000	2,861,973

Media — 0.7%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (a)	1,200,000	1,137,000

	Principal Amount	Value
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	$1,905,000	$2,047,843
Comcast Corp. 3.400% 7/15/46	1,450,000	1,173,201
Discovery Communications LLC 3.950% 3/20/28	1,325,000	1,258,685
5.000% 9/20/37	975,000	950,703
Grupo Televisa SAB 6.625% 3/18/25	1,025,000	1,156,354
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	714,340
8.250% 4/01/19	235,000	241,007
8.750% 2/14/19	365,000	372,541
Warner Media LLC 6.250% 3/29/41	15,000	16,220

		9,067,894

Mining — 0.7%
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (a)	857,000	845,439
Glencore Funding LLC 3.875% 10/27/27 (a)	950,000	880,675
4.625% 4/29/24 (a)	2,635,000	2,651,153
Kinross Gold Corp. 4.500% 7/15/27	996,000	890,225
5.125% 9/01/21	3,325,000	3,416,437

		8,683,929

Miscellaneous - Manufacturing — 0.0%
General Electric Co. 6.875% 1/10/39	429,000	535,828

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc. 3.875% STEP 9/15/20	830,000	818,588
3.875% STEP 10/01/21	3,475,000	3,314,281

		4,132,869

Oil & Gas — 2.4%
Anadarko Petroleum Corp. 6.600% 3/15/46	1,228,000	1,444,120
Andeavor 4.500% 4/01/48	495,000	461,388
Antero Resources Corp. 5.375% 11/01/21	3,265,000	3,306,792
Cenovus Energy, Inc. 3.000% 8/15/22	1,225,000	1,173,476
4.250% 4/15/27	2,075,000	2,005,799
6.750% 11/15/39	500,000	563,865
Continental Resources, Inc. 4.375% 1/15/28	1,556,000	1,544,369
Diamondback Energy, Inc. 4.750% 11/01/24 (a)	2,174,000	2,176,718

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Encana Corp. 6.500% 2/01/38	$530,000	$621,178
EQT Corp. 3.900% 10/01/27	4,345,000	4,071,317
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	1,415,000	1,447,032
Marathon Petroleum Corp. 4.750% 9/15/44	625,000	604,206
6.500% 3/01/41	1,060,000	1,240,378
Nabors Industries, Inc. 5.500% 1/15/23	1,335,000	1,311,382
Newfield Exploration Co. 5.750% 1/30/22	1,175,000	1,229,344
Patterson-UTI Energy, Inc. 3.950% 2/01/28	910,000	841,929
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	1,150,000	1,196,000
Petroleos Mexicanos 3.500% 1/30/23	650,000	616,200
4.625% 9/21/23	550,000	545,050
5.350% 2/12/28 (a)	1,075,000	1,013,188
5.500% 1/21/21	1,690,000	1,743,928
6.375% 1/23/45	640,000	592,640
6.500% 3/13/27	295,000	301,343
6.625% 6/15/38	202,000	193,920

		30,245,562

Oil & Gas Services — 0.1%
National Oilwell Varco, Inc. 3.950% 12/01/42	1,423,000	1,234,386

Packaging & Containers — 0.3%
Amcor Finance USA, Inc. 3.625% 4/28/26 (a)	3,960,000	3,746,887

Pharmaceuticals — 1.4%
AbbVie, Inc. 4.700% 5/14/45	1,115,000	1,071,273
Allergan Funding SCS 4.750% 3/15/45	1,395,000	1,356,281
Bayer US Finance II LLC 4.400% 7/15/44 (a)	625,000	556,014
4.625% 6/25/38 (a)	1,145,000	1,096,212
CVS Health Corp. 4.300% 3/25/28	959,000	951,480
5.050% 3/25/48	1,370,000	1,401,296
6.125% 9/15/39	895,000	1,015,716
CVS Pass-Through Trust 5.926% 1/10/34 (a)	1,965,601	2,106,394
Express Scripts Holding Co. 4.500% 2/25/26	1,150,000	1,160,301
4.800% 7/15/46	1,105,000	1,078,469

	Principal Amount	Value
Mylan, Inc. 3.125% 1/15/23 (a)	$711,000	$678,038
Teva Pharmaceutical Finance IV LLC 2.250% 3/18/20	1,225,000	1,188,747
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	315,000	309,878
2.200% 7/21/21	4,269,000	4,011,579
4.100% 10/01/46	510,000	371,814

		18,353,492

Pipelines — 2.3%
Alliance Pipeline LP 6.996% 12/31/19 (a)	191,445	193,838
Andeavor Logistics LP 6.875% VRN 12/31/99 (b) (c)	1,975,000	1,983,887
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.250% 10/15/22	624,000	641,160
Energy Transfer Equity LP 5.875% 1/15/24	1,125,000	1,184,063
7.500% 10/15/20	1,075,000	1,150,250
Energy Transfer Partners LP 4.200% 4/15/27	1,025,000	990,052
6.125% 12/15/45	885,000	943,986
6.250% VRN 12/31/99 (b) (c)	2,635,000	2,536,187
EnLink Midstream Partners LP 4.150% 6/01/25	1,875,000	1,777,900
4.850% 7/15/26	996,000	965,636
Enterprise Products Operating LLC 5.375% VRN 2/15/78 (b)	1,120,000	1,037,301
EQT Midstream Partners LP 4.750% 7/15/23	2,870,000	2,912,428
Kinder Morgan Energy Partners LP 6.375% 3/01/41	400,000	456,027
6.500% 2/01/37	571,000	640,477
6.550% 9/15/40	535,000	612,637
6.950% 1/15/38	65,000	78,792
MPLX LP 4.500% 4/15/38	1,115,000	1,050,882
5.200% 3/01/47	240,000	240,482
5.500% 2/15/23	890,000	908,069
Phillips 66 Partners LP 4.680% 2/15/45	172,000	163,001
Plains All American Pipeline LP 6.125% VRN 12/31/99 (b) (c)	2,590,000	2,522,012
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	1,300,000	1,298,677
4.700% 6/15/44	650,000	585,433
Sabine Pass Liquefaction LLC 4.200% 3/15/28	1,545,000	1,498,763

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	$1,370,000	$1,300,715
5.300% 4/01/44	500,000	479,278
Western Gas Partners LP 4.500% 3/01/28	615,000	589,935

		28,741,868

Private Equity — 0.3%
Hercules Capital, Inc. 4.625% 10/23/22	3,220,000	3,098,807
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250% 2/01/22	1,100,000	1,127,500

		4,226,307

Real Estate Investment Trusts (REITS) — 1.1%
American Tower Corp. 4.400% 2/15/26	1,000,000	1,001,156
American Tower Trust #1 3.652% 3/23/48 (a)	1,810,000	1,775,291
Crown Castle International Corp. 4.000% 3/01/27	775,000	750,898
Healthcare Trust of America Holdings LP 3.500% 8/01/26	1,385,000	1,291,876
Host Hotels & Resorts LP 3.875% 4/01/24	1,560,000	1,523,578
Kimco Realty Corp. 3.300% 2/01/25	945,000	896,633
Mid-America Apartments LP 3.600% 6/01/27	1,090,000	1,038,532
National Retail Properties, Inc. 4.300% 10/15/28	800,000	793,964
SBA Tower Trust 2.877% 7/10/46 (a)	1,350,000	1,327,355
3.156% 10/10/45 (a)	1,500,000	1,488,750
3.168% 4/09/47 (a)	1,840,000	1,804,226
Weingarten Realty Investors 3.250% 8/15/26	580,000	532,804

		14,225,063

Retail — 0.7%
Dollar Tree, Inc. 4.200% 5/15/28	2,080,000	2,020,259
El Puerto de Liverpool SAB de CV 3.950% 10/02/24 (a)	3,375,000	3,235,815
The Home Depot, Inc. 4.250% 4/01/46	1,484,000	1,515,658
QVC, Inc. 4.375% 3/15/23	1,140,000	1,126,014
5.125% 7/02/22	750,000	759,790

		8,657,536

	Principal Amount	Value
Semiconductors — 0.1%
Microchip Technology, Inc. 3.922% 6/01/21 (a)	$955,000	$949,405

Software — 0.2%
Microsoft Corp. 4.450% 11/03/45	2,560,000	2,741,420

Telecommunications — 1.5%
AT&T, Inc. 3.400% 5/15/25	1,075,000	1,023,474
4.750% 5/15/46	2,800,000	2,558,181
5.250% 3/01/37	638,000	635,863
CenturyLink, Inc. 6.150% 9/15/19	760,000	774,250
Crown Castle Towers LLC 4.241% 7/15/48 (a)	1,750,000	1,766,048
Embarq Corp. 7.995% 6/01/36	200,000	200,000
Ericsson LM 4.125% 5/15/22	3,025,000	3,005,861
Hughes Satellite Systems Corp. 6.500% 6/15/19	1,100,000	1,122,000
Sprint Communications, Inc. 9.250% 4/15/22	2,500,000	2,837,500
Telecom Italia SpA 5.303% 5/30/24 (a)	600,000	584,250
Telefonica Emisiones SAU 4.665% 3/06/38	1,040,000	977,077
Turk Telekomunikasyon AS 3.750% 6/19/19 (a)	1,510,000	1,465,207
Verizon Communications, Inc. 4.862% 8/21/46	1,106,000	1,103,251
6.550% 9/15/43	996,000	1,211,528

		19,264,490

Transportation — 0.2%
Autoridad del Canal de Panama 4.950% 7/29/35 (a)	1,340,000	1,383,550
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (a)	845,000	854,485

		2,238,035

Trucking & Leasing — 0.6%
DAE Funding LLC 4.000% 8/01/20 (a)	1,037,000	1,025,334
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (a)	1,550,000	1,513,187
5.250% 8/15/22 (a)	4,820,000	4,862,175

		7,400,696

TOTAL CORPORATE DEBT (Cost $452,583,525)		445,227,737

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.5%
JobsOhio Beverage System Series B 4.532% 1/01/35	$3,050,000	$3,225,924
New York City Water & Sewer System 5.882% 6/15/44	390,000	494,738
State of California BAB 7.550% 4/01/39	505,000	737,088
7.600% 11/01/40	1,510,000	2,244,223

		6,701,973

TOTAL MUNICIPAL OBLIGATIONS (Cost $6,516,974)		6,701,973

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.9%
Automobile ABS — 1.4%
Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.290% 2/25/24 (a)	7,330,000	7,128,727
Series 2018-1A, Class B, 3.600% 2/25/24 (a)	3,610,000	3,507,396
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440% 6/15/22 (a)	2,407,000	2,400,754
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700% 3.858% FRN 7/15/20 (a)	76,131	76,298
Oscar US Funding Trust V, Series 2016-2A, Class A4 2.990% 12/15/23 (a)	4,000,000	3,963,100
Oscar US Funding Trust VI, Series 2017-1A, Class A4 3.300% 5/10/24 (a)	830,000	825,917

		17,902,192

Commercial MBS — 2.1%
Aventura Mall Trust, Series 2018-AVM, Class C, 4.112% VRN 7/05/40 (a) (b)	4,140,000	4,095,550
BBCMS 2018-CHRS Mortgage Trust, Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (a) (b)	2,200,000	2,195,020
BBCMS Mortgage Trust Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (a) (b)	1,590,000	1,560,471
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (a) (b)	1,220,000	1,175,082
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.658% FRN 7/15/35 (a) (b)	4,800,000	4,807,358

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates Series 2014-UBS2, Class A5, 3.961% 3/10/47	$2,176,000	$2,211,903
Series 2015-CR23, Class B, 4.183% VRN 5/10/48 (b)	1,200,000	1,212,650
Series 2015-CR23, Class C, 4.394% VRN 5/10/48 (b)	1,050,000	1,030,885
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A 4.238% 1/10/34 (a)	1,100,000	1,127,981
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, 5.471% VRN 11/10/46 (a) (b)	860,000	901,561
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.928% VRN 7/10/38 (b)	995,396	1,005,828
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS 4.948% 1/10/45 (a)	800,000	834,149
Morgan Stanley Capital I Trust Series 2018-H3, Class B, 4.620% 7/15/51	740,000	752,635
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (a) (b)	825,000	852,897
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.481% VRN 8/15/39 (b)	87,974	88,385
VNO Mortgage Trust, Series 2013-PENN, Class A 3.808% 12/13/29 (a)	1,610,000	1,624,431
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class A1, 3.349% 11/15/43 (a)	91,107	91,401
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (b)	1,400,000	1,419,097
Series 2018-C45, Class B, 4.556% 6/15/51	390,000	398,129

		27,385,413

Home Equity ABS — 0.1%
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900% 3.116% FRN 2/25/35	773,329	773,446
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + ..720% 2.936% FRN 3/25/35	244,750	246,616

		1,020,062

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Other ABS — 12.5%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 2.358% FRN 3/15/42 (a)	$588,233	$553,580
321 Henderson Receivables LLC, Series 2015-1A, Class A 3.260% 9/15/72 (a)	522,814	499,614
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725% 3.941% FRN 1/25/35	506,650	502,971
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480% 3.819% FRN 10/15/28 (a)	2,850,000	2,864,729
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (a)	2,139,500	2,146,472
ASSURANT CLO III Ltd., Series 2018-2A, Class C, 4.409% FRN 10/20/31 (a) (b)	1,400,000	1,397,159
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120% 3.453% FRN 1/18/25 (a)	955,671	955,770
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250% 3.598% FRN 7/20/30 (a)	2,660,000	2,662,753
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, 3.207% FRN 4/20/31 (a) (b)	1,920,000	1,916,899
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (a)	740,990	740,990
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A 2.940% 5/25/29 (a)	896,828	876,076
CAL Funding III Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (a)	1,480,000	1,479,834
Capital Automotive REIT Series 2014-1A, Class A, 3.660% 10/15/44 (a)	1,100,000	1,058,489
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	946,400	934,497
Carlyle Global Market Strategies CLO Ltd. Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220% 3.539% FRN 8/14/30 (a)	3,900,000	3,905,698

	Principal Amount	Value
Series 2015-3A, Class CR, 5.189% FRN 7/28/28 (a) (b)	$310,000	$309,988
Castlelake Aircraft Structured Trust, Series 2018-1, Class A 4.125% 6/15/43 (a)	1,571,360	1,566,911
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (a)	113,877	113,592
CBAM Ltd., Series 2017-3A, Class A, 3.566% FRN 10/17/29 (a) (b)	2,480,000	2,482,031
CIFC Funding V Ltd., Series 2017-5A, Class A1, 3.516% FRN 11/16/30 (a) (b)	2,100,000	2,100,643
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3.548% FRN 10/20/30 (a) (b)	2,120,000	2,123,534
CLI Funding V LLC, Series 2014-1A, Class A 3.290% 6/18/29 (a)	1,086,401	1,064,858
Consumer Installment Loan Trust, Series 2016-LD1, Class A 3.960% 7/15/22 (a)	60,704	60,699
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.676% FRN 9/25/34	77,331	77,229
Cronos Containers Program I Ltd., Series 2014-2A, Class A 3.270% 11/18/29 (a)	631,481	620,593
Diamond Resorts Owner Trust Series 2014-1, Class A, 2.540% 5/20/27 (a)	202,294	202,187
Series 2015-2, Class A, 2.990% 5/22/28 (a)	471,836	469,922
Series 2016-1, Class A, 3.080% 11/20/28 (a)	1,622,381	1,583,003
Series 2018-1, Class A, 3.700% 1/21/31 (a)	1,865,498	1,856,102
Domino’s Pizza Master Issuer LLC Series 2018-1A, Class A2I, 4.116% 7/25/48 (a)	1,506,225	1,497,171
Series 2017-1A, Class A23, 4.118% 7/25/47 (a)	663,300	653,412
Series 2015-1A, Class A2II, 4.474% 10/25/45 (a)	3,665,625	3,688,264
Drug Royalty Corp., Inc. Series 2014-1, Class A2, 3.484% 7/15/23 (a)	186,084	185,366
Series 2012-1, Class A2, 5.800% 7/15/24 (a)	48,462	48,411
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 1.000% FRN 10/15/30 (a) (b) (d)	1,700,000	1,700,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Element Rail Leasing II LLC Series 2015-1A, Class A1, 2.707% 2/19/45 (a)	$409,192	$402,544
Series 2016-1A, Class A1, 3.968% 3/19/46 (a)	1,160,704	1,165,622
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	625,252	609,025
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 4.212% 10/15/42 (a)	2,805,723	2,803,920
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3.348% FRN 4/20/31 (a) (b)	1,100,000	1,095,422
Global Container Assets Ltd., Series 2015-1A, Class A2 3.450% 2/05/30 (a)	1,211,746	1,184,152
Global SC Finance II SRL, Series 2014-1A, Class A1 3.190% 7/17/29 (a)	291,667	285,586
Goldentree Loan Management US CLO Ltd., Series 2017-2A, Class A, 3.498% FRN 11/28/30 (a) (b)	2,250,000	2,252,878
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (a)	2,309,126	2,224,754
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	1,088,775	1,079,182
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (b)	2,527,758	2,516,278
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645% 2.861% FRN 4/25/35	92,935	92,770
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (a)	1,576,660	1,608,193
Hercules Capital Funding Trust, Series 2014-1A, Class A 3.524% 4/16/21 (a)	27,188	27,188
Hero Funding Trust Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	1,421,924	1,372,299
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	1,373,711	1,318,519
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	419,263	410,383
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	1,381,214	1,355,378
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	337,054	339,042
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	2,432,528	2,485,286

	Principal Amount	Value
Highbridge Loan Management Ltd. Series 12A-18, Class B, 4.222% FRN 7/18/31 (a) (b)	$1,700,000	$1,687,757
Series 13A-18, Class C, 4.590% FRN 10/15/30 (a) (b) (d)	1,000,000	1,000,000
Hilton Grand Vacations Trust Series 2013-A, Class A, 2.280% 1/25/26 (a)	210,579	209,358
Series 2018-AA, Class C, 4.000% VRN 2/25/32 (a) (b)	710,000	709,759
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A 3.870% 3/15/58 (a)	722,951	713,991
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 4.300% 1/15/42 (a)	2,436,667	2,438,240
Lendmark Funding Trust Series 2017-1A, Class A, 2.830% 12/22/25 (a)	1,250,000	1,242,831
Series 2018-1A, Class A, 3.810% 12/21/26 (a)	1,650,000	1,648,269
Madiason Park Funding Ltd. 1.000% 10/18/30 (d)	680,000	680,000
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 3.937% FRN 7/15/30 (a) (b)	2,090,000	2,089,887
Magnetite XV Ltd., Series 2015-15A, Class CR, 4.135% FRN 7/25/31 (a) (b)	2,830,000	2,807,790
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 3.513% FRN 12/18/30 (a) (b)	2,000,000	1,999,226
Marlette Funding Trust, Series 2017-2A, Class B 3.190% 7/15/24 (a)	970,000	968,014
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A 2.510% 5/20/30 (a)	300,438	299,389
Milos CLO Ltd., Series 2017-1A, Class A, 3.598% FRN 10/20/30 (a) (b)	940,000	941,518
Mosaic Solar Loans LLC Series 2017-2A, Class A, 3.820% 6/22/43 (a)	874,910	861,203
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	400,111	396,639
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	432,718	435,799
MP CLO III Ltd., Series 2013-1A, Class AR, 3.598% FRN 10/20/30 (a) (b)	1,850,000	1,850,940

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MVW Owner Trust Series 2014-2, Class A, 2.250% 9/22/31 (a)	$833,766	$814,727
Series 2017-1A, Class A, 2.420% 12/20/34 (a)	472,631	456,960
Series 2015-1A, Class A, 2.520% 12/20/32 (a)	612,392	597,256
NP SPE II LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (a)	2,190,000	2,173,084
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 2.833% 10/16/51 (a)	10,300,000	10,016,140
Orange Lake Timeshare Trust Series 2014-AA, Class A, 2.290% 7/09/29 (a)	199,567	195,492
Series 2016-A, Class B, 2.910% 3/08/29 (a)	830,342	809,323
Oxford Finance Funding Trust Series 2014-1A, Class A, 3.475% 12/15/22 (a)	188,727	188,805
Series 2016-1A, Class A, 3.968% 6/17/24 (a)	1,443,447	1,433,914
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A (Acquired 2/21/18, Cost $1,180,000), 5.066% FRN 2/25/23 (a) (b) (e) (f)	1,180,000	1,193,653
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340% 3.662% FRN 2/20/30 (a)	700,000	703,256
Regatta XIV Funding Ltd., Series 2018-3A, Class B, FRN10/25/31 (a) (b)	1,030,000	1,028,735
Sierra Timeshare Receivables Funding LLC Series 2015-3A, Class B, 3.080% 9/20/32 (a)	185,926	184,087
Series 2018-2A, Class C, 3.940% 6/20/35 (a)	1,538,278	1,530,491
SoFi Consumer Loan Program LLC, Series 2017-2, Class A 3.280% 2/25/26 (a)	1,805,308	1,800,750
Spirit Master Funding LLC, Series 2014-4A, Class A1 3.501% 1/20/45 (a)	1,096,218	1,094,643
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050% 4/25/29 (a)	930,276	926,192
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 2.750% 11/15/49 (a)	4,200,000	4,174,036

	Principal Amount	Value
Steele Creek CLO Ltd., Series 2018-2A, Class C, 4.573% FRN 8/18/31 (a) (b)	$1,660,000	$1,659,879
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730% 8/15/36 (a)	316,327	306,243
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A 4.190% 1/15/71 (a)	1,936,556	1,824,001
Symphony CLO XV Ltd., Series 2014-15A, Class AR, 3 mo. USD LIBOR + 1.180% 3.516% FRN 10/17/26 (a)	2,808,000	2,808,915
Taco Bell Funding LLC, Series 2016-1A, Class A2I 3.832% 5/25/46 (a)	2,610,250	2,612,991
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42	2,177,340	2,197,050
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480% 3.817% FRN 10/13/29 (a)	2,340,000	2,346,746
Trinity Rail Leasing L.P., Series 2018-1A, Class A2 4.620% 6/17/48 (a)	2,370,000	2,389,222
Trip Rail Master Funding LLC Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	493,708	486,132
Series 2017-1A, Class A2, 3.736% 8/15/47 (a)	820,000	808,045
Triton Container Finance IV LLC, Series 2017-2A, Class A 3.620% 8/20/42 (a)	3,048,644	2,983,044
Triton Container Finance VI LLC, Series 2017-1A, Class A 3.520% 6/20/42 (a)	825,314	803,085
Vivint Solar Financing V LLC, Series 2018-1A, Class B 7.370% 4/30/48 (a)	3,025,000	3,087,424
WAVE Trust Series 2017-1A, Class A, 3.844% 11/15/42 (a)	3,696,805	3,643,685
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	2,343,460	2,356,767
Wendy’s Funding LLC Series 2015-1A, Class A2II, 4.080% 6/15/45 (a)	2,264,950	2,260,494
Series 2015-1A, Class A23, 4.497% 6/15/45 (a)	3,104,000	3,113,777
Westgate Resorts LLC, Series 2017-1A, Class A 3.050% 12/20/30 (a)	1,126,124	1,112,669

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (a)	$1,350,000	$1,353,045

		159,983,236

Student Loans ABS — 11.7%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100% 3.316% FRN 12/27/44 (a)	1,235,896	1,245,119
AccessLex Institute Series 2005-2, Class A3, 3 mo. USD LIBOR + .180% 2.490% FRN 11/22/24	102,416	102,416
Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.190% FRN 7/01/38	260,534	254,800
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS FRN1/25/47	875,000	688,134
DRB Prime Student Loan Trust Series 2016-R, Class A2, 3.070% 10/25/44 (a)	3,005,335	2,998,487
Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900% 4.116% FRN 10/27/31 (a)	171,006	175,952
Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000% 4.216% FRN 4/25/40 (a)	451,224	463,726
Earnest Student Loan Program LLC Series 2016-D, Class A2, 2.720% 1/25/41 (a)	1,188,917	1,165,166
Series 2016-B, Class A2, 3.020% 5/25/34 (a)	1,006,383	996,168
Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850% 4.066% FRN 10/27/36 (a)	1,534,998	1,571,088
ECMC Group Student Loan Trust Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.416% FRN 12/27/66 (a)	2,467,694	2,501,008
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.566% FRN 7/26/66 (a)	3,466,478	3,533,931
Edlinc Student Loan Funding, Series 2017-A, Class A (Acquired 12/22/17, Cost $3,624,618), 3.350% FRN 12/01/47 (a) (b) (e) (f)	3,153,444	3,118,319
Education Loan Asset-Backed Trust I Series 2003-1, Class A2, 28 day ARS 0.000%FRN 2/01/43 (a)	1,300,000	1,220,488

	Principal Amount	Value
Series 2003-2, Class 2A1, 28 day ARS 0.000%FRN 8/01/43 (a)	$1,950,000	$1,813,689
Higher Education Funding I Series 2004-1, Class B1, 28 day ARS 0.000%FRN 1/01/44 (a)	600,000	527,902
Series 2004-1, Class B2, 28 day ARS 0.000%FRN 1/01/44 (a)	600,000	511,894
Laurel Road Prime Student Loan Trust Series 2017-B, Class BFX, 3.020% 8/25/42 (a)	994,431	963,067
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	800,000	795,352
Navient Private Education Loan Trust, Series 2018-BA, Class A2B, 2.878% FRN 12/15/59 (a) (b)	850,000	852,510
Navient Private Education Refi Loan Trust, Series 2018-CA, Class B 4.220% 6/16/42 (a)	1,480,000	1,479,180
Navient Student Loan Trust Series 2016-1A, Class A, 1 mo. USD LIBOR + .700% 2.916% FRN 2/25/70 (a)	3,253,632	3,270,606
Series 2018-1A, Class A3, 2.936% FRN 3/25/67 (a) (b)	3,810,000	3,827,272
Series 2014-1, Class A4, 1 mo. USD LIBOR + .750% 2.966% FRN 2/25/39	3,300,000	3,263,174
Series 2018-2A, Class A3, 2.966% FRN 3/25/67 (a) (b)	3,320,000	3,324,442
Series 2017-5A, Class A, 3.016% FRN 7/26/66 (a) (b)	1,774,059	1,791,042
Series 2018-3A, Class A3, 3.016% FRN 3/25/67 (a) (b)	4,650,000	4,693,697
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.466% FRN 6/25/65 (a)	2,831,852	2,903,528
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.516% FRN 3/25/66 (a)	6,800,000	7,052,858
Series 2014-8, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 7/26/49	2,500,000	2,537,524
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 10/25/58	1,200,000	1,217,445
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B 3.600% 12/26/40 (a)	856,400	823,168
Nelnet Student Loan Trust Series 2005-1, Class A5, 3 mo. USD LIBOR + .110% 2.445% FRN 10/25/33	1,077,281	1,070,829

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2005-2, Class A5, 3 mo. USD LIBOR + .100% 2.466% FRN 3/23/37	$1,169,809	$1,161,461
Series 2013-5A, Class A, 1 mo. USD LIBOR + .630% 2.846% FRN 1/25/37 (a)	1,958,489	1,959,099
Series 2018-3A, Class A3, 2.966% FRN 9/27/66 (a) (b)	3,500,000	3,500,139
Series 2018-1A, Class A2, 2.976% FRN 5/25/66 (a) (b)	3,680,000	3,698,921
Series 2014-3A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 10/25/50 (a)	850,000	787,283
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 5/26/54 (a)	1,200,000	1,162,034
Series 2015-2A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 5/26/54 (a)	1,130,000	1,100,596
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 6/25/54 (a)	1,100,000	1,030,304
Pennsylvania Higher Education Assistance Agency, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 3.166% FRN 11/25/65 (a)	2,543,054	2,576,050
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200% 2.514% FRN 2/15/45	1,929,969	1,789,566
SLM Student Loan Trust Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 2.475% FRN 10/25/28	2,235,020	2,229,476
Series 2007-1, Class A6, 3 mo. USD LIBOR + .140% 2.475% FRN 1/27/42	600,000	579,840
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.485% FRN 3/25/44	9,980,000	9,605,766
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.545% FRN 10/25/40	2,252,858	2,135,913
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.645% FRN 1/25/55	1,663,762	1,571,354
Series 2005-9, Class A7A, 3 mo. EURIBOR + .600% 2.935% FRN 1/25/41	3,280,000	3,287,391
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.935% FRN 10/25/65 (a)	14,500,000	14,502,087

	Principal Amount	Value
Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 6/25/43	$1,970,000	$1,942,516
Series 2002-7, Class A11, 28 day ARS 4.080% FRN 3/15/28	650,000	650,000
Series 2003-5, Class A7, 28 day ARS + 2.500% 4.490% FRN 6/17/30	450,000	450,000
Series 2002-7, Class B, 28 day ARS 5.073% FRN 12/15/39	3,800,000	3,745,620
Series 2003-2, Class A7, 28 day ARS 5.083% FRN 9/15/28	600,000	600,000
SMB Private Education Loan Trust Series 2016-B, Class A2A, 2.430% 2/17/32 (a)	1,515,429	1,460,452
Series 2018-B, Class A2B, 2.878% FRN 1/15/37 (a) (b)	2,850,000	2,852,835
Series 2017-A, Class B, 3.500% 6/17/41 (a)	1,800,000	1,652,027
SoFi Professional Loan Program LLC Series 2015-A, Class RC, (Acquired 4/19/17, Cost $3,376,500), 0.000%3/25/33 (a) (e) (f)	1,200	1,282,500
Series 2017-D, Class R1, (Acquired 7/19/17, Cost $2,630,190), 0.000%9/25/40 (a) (e) (f)	4,647,800	2,928,114
Series 2018-A, Class R1 (Acquired 1/22/18, Cost $2,492,585), 0.000%2/25/42 (a) (e) (f)	3,470,600	2,492,585
Series 2018-B, Class R1 (Acquired 3/15/18, Cost $1,695,232), 0.000%8/26/47 (a) (e) (f)	3,139,900	1,765,287
Series 2018-D, Class R1 (Acquired 9/20/18, Cost $1,956,347) 2/25/48 (a) (e) (f) (g)	5,678,800	1,956,347
Series 2016-C, Class A2B, 2.360% 12/27/32 (a)	630,000	614,970
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 3.416% FRN 6/25/33 (a)	1,133,046	1,150,680
Series 2017-A, Class B, 3.440% VRN 3/26/40 (a) (b)	1,180,000	1,132,200
South Carolina Student Loan Corp. Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000% 3.104% FRN 1/03/33	2,030,000	2,042,545
Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 3.604% FRN 8/01/35	3,025,000	2,953,032

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
South Texas Higher Education Authority, Inc., Series 2012-1, Class A3, 3 mo. USD LIBOR + .850% 3.187% FRN 10/01/46	$2,000,000	$2,022,823

		149,125,794

WL Collateral CMO — 1.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.628% VRN 8/25/34 (b)	146,783	148,313
Countrywide Home Loans, Inc. Series 2004-2, Class 1A1, 3.715% VRN 2/25/34 (b)	83,853	84,285
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (b)	18,613	16,958
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A3, 3.202% VRN 12/25/57 (a) (b)	906,511	891,672
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.105% VRN 8/25/34 (b)	26,068	25,893
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.940% VRN 8/25/34 (b)	171,619	168,220
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (a) (b)	3,017,314	2,896,233
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.216% VRN 2/25/34 (b)	18,101	17,520
Series 2003-A4, Class IA, 4.544% VRN 7/25/33 (b)	8,898	8,914
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, 4.375% VRN 2/25/34 (b)	925	993
PSMC Trust, Series 2018-2, Class A1, 3.500% VRN 6/25/48 (a) (b)	3,633,572	3,532,790
Sequoia Mortgage Trust Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (a) (b)	3,384,530	3,379,489
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (a) (b)	2,150,000	2,154,080
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.324% VRN 3/25/34 (b)	102,916	103,438
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.245% FRN 4/25/44	291,065	302,159

		13,730,957

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $370,649,444)		369,147,654

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 6.125% 1/18/41	$2,980,000	$3,374,850
Mexico Government International Bond 4.750% 3/08/44	4,328,000	4,135,404
6.750% 9/27/34	950,000	1,135,250

		8,645,504

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,551,708)		8,645,504

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.9%
Collateralized Mortgage Obligations — 0.8%
Federal Home Loan Mortgage Corp. Series 4303, Class AP, 3.000% 8/15/43	2,494,009	2,461,324
Series 2617, Class Z, 5.500% 5/15/33	1,394,716	1,496,838
Series 2693, Class Z, 5.500% 10/15/33	2,494,405	2,666,507
Series 3423, Class PB, 5.500% 3/15/38	460,323	496,796
Series 2178, Class PB, 7.000% 8/15/29	209,950	228,701
Federal National Mortgage Association Series 2014-7, Class VA, 3.500% 5/25/25	1,359,196	1,372,701
Series 2007-32, Class Z, 5.500% 4/25/37	733,796	791,318
Series 2010-60, Class HJ, 5.500% 5/25/40	532,157	561,713
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	657,827	694,117

		10,770,015

Pass-Through Securities — 25.0%
Federal Home Loan Mortgage Corp. Pool #U90432 3.500% 11/01/42	536,262	531,277
Pool #Q42045 3.500% 7/01/46	672,748	666,704
Pool #Q41916 3.500% 7/01/46	1,580,296	1,566,098
Pool #Q44277 3.500% 11/01/46	402,561	398,064
Pool #Q44275 3.500% 11/01/46	1,329,925	1,317,560
Pool #Q52216 3.500% 11/01/47	5,132,483	5,055,896
Pool #V83763 3.500% 12/01/47	12,576,782	12,389,112
Pool #V83655 3.500% 12/01/47	10,682,880	10,523,471
Pool #V83886 3.500% 1/01/48	1,744,296	1,718,268
Pool #Z40047 4.000% 10/01/41	269,736	274,688

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #Q52834 4.000% 12/01/47	$1,468,786	$1,485,195
Pool #V83796 4.000% 12/01/47	15,911,516	16,089,278
Pool #V83764 4.000% 12/01/47	8,514,722	8,613,838
Pool #V83962 4.000% 2/01/48	2,605,908	2,633,393
Pool #Q57232 4.000% 7/01/48	2,285,357	2,308,835
Pool #C03537 4.500% 8/01/40	989,792	1,032,631
Pool #G06057 4.500% 10/01/40	1,150,081	1,198,420
Pool #G60485 4.500% 10/01/41	1,258,257	1,311,143
Pool #G60172 4.500% 9/01/43	1,402,271	1,462,963
Pool #Q48208 4.500% 5/01/47	1,193,298	1,233,386
Pool #Q48869 4.500% 6/01/47	7,830,046	8,093,087
Pool #C00836 7.000% 7/01/29	8,707	9,704
Pool #C49314 7.000% 4/01/31	4,654	5,251
Pool #C51422 7.000% 5/01/31	1,762	1,989
Pool #C53034 7.000% 6/01/31	12,272	13,772
Pool #G01311 7.000% 9/01/31	46,485	52,108
Pool #G01317 7.000% 10/01/31	28,193	31,576
Pool #G00143 7.500% 6/01/23	329	353
Pool #C55867 7.500% 2/01/30	21,147	23,278
Pool #C41497 7.500% 9/01/30	112	127
Pool #C44830 7.500% 11/01/30	22	25
Pool #C46038 7.500% 12/01/30	907	1,023
Pool #C45235 7.500% 12/01/30	15,161	17,054
Pool #C46309 7.500% 1/01/31	485	550
Pool #C01116 7.500% 1/01/31	878	996
Pool #C47060 7.500% 1/01/31	670	761
Pool #C47063 7.500% 1/01/31	2,680	3,025
Pool #C46810 7.500% 1/01/31	120	136
Pool #C46560 7.500% 1/01/31	497	549
Pool #G00653 8.500% 11/01/25	13,936	15,354
Federal Home Loan Mortgage Corp. TBA (d) Pool # 3376 3.500% 3/01/48	8,140,000	8,011,541
Federal National Mortgage Association Pool #MA2806 3.000% 11/01/46	27,918,503	26,745,054
Pool #BM3564 3.000% 7/01/47	7,294,109	6,987,529
Pool #AS1304 3.500% 12/01/28	1,722,409	1,736,202
Pool #AV1897 3.500% 12/01/28	316,245	318,777
Pool #AV2325 3.500% 12/01/28	834,860	841,546
Pool #BF0196 3.500% 2/01/41	1,860,671	1,847,661
Pool #MA1356 3.500% 2/01/43	10,351,277	10,253,020
Pool #BM3994 3.500% 1/01/44	1,619,580	1,604,207
Pool #CA1073 3.500% 1/01/48	19,348,521	19,056,025
Pool #MA3287 3.500% 2/01/48	9,368,204	9,150,467
Pool #888586 1 year CMT + 2.198% 3.976% FRN 10/01/34	396,254	410,984
Pool #CA0181 4.000% 8/01/47	3,164,234	3,199,213
Pool #BH9008 4.000% 8/01/47	343,882	347,683
Pool #BH9011 4.000% 9/01/47	359,435	363,408
Pool #CA0620 4.000% 10/01/47	4,150,128	4,196,007
Pool #BJ0686 4.000% 4/01/48	5,840,860	5,900,410

	Principal Amount	Value
Pool #CA2039 4.000% 7/01/48	$5,052,891	$5,108,749
Pool #CA1951 4.000% 7/01/48	4,323,341	4,367,418
Pool #BF0105 4.000% 6/01/56	3,740,441	3,787,635
Pool #725692 1 year CMT + 2.138% 4.019% FRN 10/01/33	225,558	236,475
Pool #775539 12 mo. USD LIBOR + 1.645% 4.179% FRN 5/01/34	164,772	171,453
Pool #AH6787 4.500% 3/01/41	1,070,735	1,116,618
Pool #CA1952 4.500% 6/01/48	3,206,082	3,310,405
Pool #AD6437 5.000% 6/01/40	601,957	640,261
Pool #AD6996 5.000% 7/01/40	4,001,167	4,242,019
Pool #AL8173 5.000% 2/01/44	1,514,407	1,605,094
Pool #254379 7.000% 7/01/32	31,124	34,926
Pool #252717 7.500% 9/01/29	1,812	2,037
Pool #535996 7.500% 6/01/31	6,846	7,735
Pool #254009 7.500% 10/01/31	19,027	21,454
Pool #253394 8.000% 7/01/20	2,500	2,568
Pool #323992 8.000% 11/01/29	1,360	1,538
Pool #525725 8.000% 2/01/30	3,171	3,637
Pool #537433 8.000% 5/01/30	2,309	2,645
Pool #253266 8.000% 5/01/30	3,774	4,311
Pool #253347 8.000% 6/01/30	3,812	4,358
Pool #544976 8.000% 7/01/30	399	453
Pool #535428 8.000% 8/01/30	4,846	5,513
Pool #553061 8.000% 9/01/30	10,904	12,274
Pool #550767 8.000% 9/01/30	1,909	2,192
Pool #547786 8.000% 9/01/30	1,815	2,041
Pool #543290 8.000% 9/01/30	54	61
Pool #535533 8.000% 10/01/30	3,980	4,537
Pool #253481 8.000% 10/01/30	4,476	5,114
Pool #253644 8.000% 2/01/31	2,186	2,498
Pool #581170 8.000% 5/01/31	1,308	1,473
Pool #593848 8.000% 7/01/31	883	1,014
Pool #190317 8.000% 8/01/31	25,164	28,643
Pool #545240 8.000% 9/01/31	2,336	2,663
Pool #541202 8.500% 8/01/26	6,548	7,047
Federal National Mortgage Association TBA Pool #9768 3.000% 5/01/47 (d)	14,730,000	14,093,618
Pool #17115 3.500% 2/01/48 (d)	6,620,000	6,514,494
Pool #18388 4.000% 4/01/48 (d)	11,275,000	11,384,227
Pool #21133 4.500% 5/01/48 (d)	9,000,000	9,284,063
Government National Mortgage Association Pool #783896 3.500% 5/15/44	5,365,112	5,360,712
Pool #BF1053 3.500% 12/15/47	1,689,049	1,678,690
Pool #BF1120 3.500% 1/15/48	2,024,936	2,012,517
Pool #AV1854 3.500% 1/15/48	2,198,306	2,184,824
Pool #BF1214 3.500% 2/15/48	1,681,537	1,671,224
Pool #BF1245 3.500% 2/15/48	1,705,983	1,695,521
Pool #404246 6.500% 8/15/28	201	221
Pool #781038 6.500% 5/15/29	53,446	58,722
Pool #781468 6.500% 7/15/32	3,461	3,855

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #781496 6.500% 9/15/32	$17,285	$19,163
Pool #363066 7.000% 8/15/23	2,167	2,307
Pool #354674 7.000% 10/15/23	2,104	2,238
Pool #352049 7.000% 10/15/23	1,789	1,909
Pool #345964 7.000% 11/15/23	804	858
Pool #380866 7.000% 3/15/24	683	730
Pool #781124 7.000% 12/15/29	6,437	7,178
Pool #781319 7.000% 7/15/31	120,815	135,626
Pool #565982 7.000% 7/15/32	14,024	15,927
Pool #581417 7.000% 7/15/32	30,964	34,852
Pool #357262 7.500% 9/15/23	1,007	1,082
Pool #441009 8.000% 11/15/26	806	904
Pool #522777 8.000% 12/15/29	5,120	5,841
Pool #529134 8.000% 3/15/30	1,625	1,885
Pool #523043 8.000% 3/15/30	271	311
Pool #528714 8.000% 4/15/30	1,718	1,995
Pool #503157 8.000% 4/15/30	14,027	16,283
Pool #477036 8.000% 4/15/30	652	757
Pool #544640 8.000% 11/15/30	10,803	12,592
Pool #531298 8.500% 8/15/30	1,029	1,176
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500% 3.375% FRN 1/20/40	665,032	688,691
Pool #82488 1 year CMT + 1.500% 3.375% FRN 3/20/40	790,430	818,276
Pool #784314 3.500% 5/20/43	904,697	903,319
Pool #784026 3.500% 12/20/44	3,094,509	3,085,927
Pool #BC4641 3.500% 9/20/47	2,846,137	2,827,570
Pool #MA4778 3.500% 10/20/47	1,837,228	1,828,688
Pool #BC4885 3.500% 11/20/47	4,359,158	4,338,214
Pool #BD6940 3.500% 12/20/47	2,478,909	2,462,738
Pool #BE4328 3.500% 12/20/47	1,813,257	1,803,978
Pool #BD6461 3.500% 1/20/48	2,123,435	2,109,583
Pool #BF1119 3.500% 1/20/48	3,205,173	3,184,264
Pool #BE6487 3.500% 1/20/48	1,111,302	1,104,053
Pool #BD3899 3.500% 1/20/48	4,784,572	4,760,088
Pool #BF1269 3.500% 2/20/48	1,706,317	1,695,186
Pool #AC2985 4.000% 10/20/47	751,359	765,565
Pool #BF1270 4.000% 2/20/48	1,649,381	1,679,148
Government National Mortgage Association II TBA Pool #1635 3.500% 12/01/47 (d)	7,125,000	7,082,695
Pool #1367 4.000% 4/01/48 (d)	16,315,000	16,587,767

		319,729,583

Whole Loans — 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M1, 1 mo. USD LIBOR + .800% 3.016% FRN 3/25/29	180,250	180,393

	Principal Amount	Value
Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350% 3.566% FRN 3/25/29	$790,000	$800,168

		980,561

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $339,248,005)		331,480,159

U.S. TREASURY OBLIGATIONS — 7.7%
U.S. Treasury Bonds & Notes — 7.7%
U.S. Treasury Bond 2.500% 5/15/46	28,700,000	25,026,400
3.500% 2/15/39 (h)	7,500,000	7,899,609
U.S. Treasury Note 1.625% 10/31/23	31,000,000	29,065,163
1.875% 11/30/21	38,000,000	36,838,921

		98,830,093

TOTAL U.S. TREASURY OBLIGATIONS (Cost $99,182,574)		98,830,093

TOTAL BONDS & NOTES (Cost $1,276,732,229)		1,260,033,120

TOTAL PURCHASED OPTIONS (#) — 0.8% (Cost $9,652,703)		9,679,113

TOTAL LONG-TERM INVESTMENTS (Cost $1,289,634,932)		1,272,962,233

SHORT-TERM INVESTMENTS — 7.8%
Commercial Paper — 7.8%
Amphenol Corp. 2.314% 10/02/18 (a)	8,000,000	7,997,907
AT&T, Inc. 2.890% 12/06/18 (a)	4,500,000	4,477,704
Avangrid, Inc. 2.323% 00187, 10/02/18 (a)	11,500,000	11,496,958
2.353% 02396, 10/01/18 (a)	3,500,000	3,499,307
Comcast Corp. 2.406% 10/16/18 (a)	7,000,000	6,991,435
Enterprise Products Operating LLC 2.415% 10/10/18 (a)	12,475,000	12,464,891
Fedex Corp. 2.438% 10/26/18 (a)	9,000,000	8,982,857
Fortive Corp. 2.336% 10/15/18 (a)	5,000,000	4,994,220

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Glencore Funding LLC 2.415% 10/05/18 (a)	$10,500,000	$10,495,080
Leggett & Platt, Inc. 2.363% 10/01/18 (a)	9,500,000	9,498,120
Mohawk Industries, Inc. 2.282% 10/02/18 (a)	11,500,000	11,496,958
Suncor Energy, Inc. 2.510% 10/29/18 (a)	7,500,000	7,484,171

		99,879,608

TOTAL SHORT-TERM INVESTMENTS (Cost $99,898,868)		99,879,608

TOTAL INVESTMENTS — 107.4% (Cost $1,389,533,800) (i)		1,372,841,841

Other Assets/(Liabilities) — (7.4)%		(94,001,998)

NET ASSETS — 100.0%		$1,278,839,843

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $507,227,536 or 39.66% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(c)	Security is perpetual and has no stated maturity date.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Investment was valued using significant unobservable inputs.
(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2018, these securities amounted to a value of $14,736,805 or 1.15% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $1,956,347 or 0.15% of net assets.

(h)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

(#)	Purchased Swaptions contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	31,720,000	USD	31,720,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.44%	$1,585,755	$1,088,360	$(497,395)

Credit Suisse International*	33,720,000	USD	33,720,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 2.61%	1,618,560	1,292,787	(325,773)

							3,204,315	2,381,147	(823,168)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put
Barclays Bank PLC*	64,580,000	USD	64,580,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.94%	$3,228,549	$3,753,884	$525,335

Credit Suisse International*	67,220,000	USD	67,220,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 3.11%	3,219,839	3,544,082	324,243

							6,448,388	7,297,966	849,578

							$9,652,703	$9,679,113	$26,410

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/18	354	$56,577,827	$(1,962,264)
U.S. Treasury Note 2 Year	12/31/18	499	105,520,712	(364,258)
U.S. Treasury Note 5 Year	12/31/18	704	79,839,767	(656,267)

				$(2,982,789)

Short
U.S. Treasury Long Bond	12/19/18	135	$(19,498,262)	$530,762
U.S. Treasury Note Ultra 10 Year	12/19/18	34	(4,292,095)	8,095

				$538,857

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International*	USD	3,000,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(355,642)	$1,848	$(353,794)
Goldman Sachs International*	USD	970,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(36,677)	(77,716)	(114,393)
Goldman Sachs International*	USD	2,660,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(83,341)	(230,356)	(313,697)

							$(475,660)	$(306,224)	$(781,884)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

Collateral for swap agreements held by Goldman Sachs International amounted to $763,546 in securities at September 30, 2018.

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	85.0%
Cayman Islands	5.3%
Canada	1.2%
Mexico	1.2%
Netherlands	1.1%
Bermuda	1.0%
Ireland	0.9%
United Kingdom	0.9%
Luxembourg	0.7%
Switzerland	0.4%
Turkey	0.3%
Colombia	0.3%
Spain	0.2%
Sweden	0.2%
Norway	0.2%
Israel	0.2%
Germany	0.2%
France	0.1%
Panama	0.1%
Australia	0.1%
Italy	0.0%
Barbados	0.0%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 0.1%

COMMON STOCK — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b) (i)	26,904	$807

TOTAL COMMON STOCK (Cost $2,032)		807

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 3 mo. USD LIBOR + 3.165%, 5.100% VRN 1/15/53	10,000	250,000

TOTAL PREFERRED STOCK (Cost $250,000)		250,000

TOTAL EQUITIES (Cost $252,032)		250,807

	Principal Amount
BONDS & NOTES — 94.7%

CORPORATE DEBT — 41.0%
Advertising — 0.1%
WPP Finance 2010 5.625% 11/15/43	$225,000	230,115

Aerospace & Defense — 0.3%
Moog, Inc. 5.250% 12/01/22 (c)	173,000	174,297
TransDigm, Inc. 6.375% 6/15/26	225,000	227,250
United Technologies Corp. 6.125% 7/15/38	105,000	123,866

		525,413

Agriculture — 0.5%
Bunge Ltd. Finance Corp. 3.250% 8/15/26	325,000	294,089
4.350% 3/15/24	360,000	356,417
Reynolds American, Inc. 4.450% 6/12/25	200,000	201,474
5.850% 8/15/45	150,000	163,121

		1,015,101

Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	17,438	17,326

	Principal Amount	Value
Guanay Finance Ltd. 6.000% 12/15/20 (c)	$122,297	$122,603
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	100,000	99,803
WestJet Airlines Ltd. 3.500% 6/16/21 (c)	98,000	96,405

		336,137

Auto Manufacturers — 1.0%
Ford Motor Co. 7.450% 7/16/31	270,000	299,898
Ford Motor Credit Co. LLC 4.140% 2/15/23	485,000	477,076
General Motors Co. 4.200% 10/01/27	215,000	202,808
5.150% 4/01/38	130,000	120,911
5.200% 4/01/45	225,000	204,402
General Motors Financial Co., Inc. 3.500% 11/07/24	315,000	296,961
4.150% 6/19/23	255,000	253,980
4.300% 7/13/25	200,000	194,532

		2,050,568

Auto Parts & Equipment — 0.1%
The Goodyear Tire & Rubber Co. 4.875% 3/15/27	212,000	194,775

Banks — 6.0%
Associated Banc-Corp. 4.250% 1/15/25	495,000	492,484
Banco General SA 4.125% 8/07/27 (c)	260,000	245,863
Banco Santander SA 3.848% 4/12/23	600,000	586,199
Bank of America Corp. 4.183% 11/25/27	425,000	414,814
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	210,000	205,011
6.110% 1/29/37	190,000	218,509
7.750% 5/14/38	125,000	168,721
Bank of Montreal 3.803% VRN 12/15/32 (d)	250,000	233,585
The Bank of Nova Scotia 4.500% 12/16/25	300,000	300,145
4.650% VRN 12/31/99 (d) (e)	490,000	459,681
Barclays Bank PLC 10.179% 6/12/21 (c)	175,000	199,364
Barclays PLC 3.695% FRN 5/16/24 (d)	365,000	363,090
4.337% 1/10/28	230,000	217,657
BPCE SA 3.500% 10/23/27 (c)	415,000	378,195

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CIT Group, Inc. 5.250% 3/07/25	$500,000	$510,000
6.125% 3/09/28	484,000	505,780
Citigroup, Inc. 3.875% 3/26/25	440,000	427,857
4.600% 3/09/26	345,000	347,282
5.875% 1/30/42	275,000	319,599
Credit Suisse AG 6.500% 8/08/23 (c)	375,000	400,350
Credit Suisse Group AG 3.869% VRN 1/12/29 (c) (d)	305,000	286,800
Deutsche Bank AG 3.150% 1/22/21	330,000	322,477
First Republic Bank 4.375% 8/01/46	560,000	520,078
Fulton Financial Corp. 3.600% 3/16/22	240,000	234,830
The Goldman Sachs Group, Inc. 3.814% VRN 4/23/29 (d)	255,000	243,247
5.150% 5/22/45	290,000	295,968
5.950% 1/15/27	220,000	240,578
6.250% 2/01/41	35,000	42,068
6.750% 10/01/37	165,000	198,488
HSBC Holdings PLC 4.250% 3/14/24	200,000	198,938
4.583% VRN 6/19/29 (d)	275,000	275,004
6.500% 9/15/37	125,000	148,240
Huntington Bancshares, Inc. 5.700% VRN 12/31/99 (d) (e)	510,000	505,537
ING Groep NV 4.100% 10/02/23	380,000	380,283
JP Morgan Chase & Co. 3.625% 12/01/27	200,000	188,622
4.950% 6/01/45	270,000	283,136
Morgan Stanley 4.350% 9/08/26	650,000	644,986
Valley National Bancorp 5.125% 9/27/23	110,000	113,243
Wells Fargo & Co. 5.375% 11/02/43	144,000	154,704
5.606% 1/15/44	105,000	115,986

		12,387,399

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.600% 4/15/48	255,000	247,014
8.200% 1/15/39	250,000	350,943
Becle SAB de CV 3.750% 5/13/25 (c)	350,000	336,220
Molson Coors Brewing Co. 4.200% 7/15/46	291,000	257,840
5.000% 5/01/42	60,000	59,491

		1,251,508

	Principal Amount	Value
Biotechnology — 0.4%
Amgen, Inc. 5.150% 11/15/41	$85,000	$90,084
Celgene Corp. 3.450% 11/15/27	490,000	457,433
4.350% 11/15/47	205,000	183,514

		731,031

Building Materials — 0.4%
CRH America Finance, Inc. 3.950% 4/04/28 (c)	135,000	130,803
Standard Industries, Inc. 4.750% 1/15/28 (c)	282,000	260,483
5.000% 2/15/27 (c)	490,000	461,213

		852,499

Chemicals — 1.0%
Incitec Pivot Finance LLC 6.000% 12/10/19 (c)	190,000	194,882
LYB International Finance BV 5.250% 7/15/43	250,000	255,163
Methanex Corp. 5.250% 3/01/22	40,000	40,948
The Mosaic Co. 4.050% 11/15/27	303,000	293,127
RPM International, Inc. 3.750% 3/15/27	115,000	109,282
The Sherwin-Williams Co. 4.500% 6/01/47	115,000	110,606
Syngenta Finance NV 3.698% 4/24/20 (c)	325,000	324,263
4.441% 4/24/23 (c)	425,000	422,409
Yara International ASA 4.750% 6/01/28 (c)	370,000	372,492

		2,123,172

Commercial Services — 0.4%
The ADT Security Corp. 6.250% 10/15/21	393,000	412,261
ERAC USA Finance LLC 4.200% 11/01/46 (c)	505,000	452,287
7.000% 10/15/37 (c)	50,000	62,617

		927,165

Computers — 0.4%
Dell International LLC/EMC Corp. 8.350% 7/15/46 (c)	275,000	342,308
Leidos Holdings, Inc. 4.450% 12/01/20	550,000	556,325

		898,633

Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500% 1/15/25	1,015,000	956,472

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Affiliated Managers Group, Inc. 3.500% 8/01/25	$265,000	$253,313
4.250% 2/15/24	245,000	247,821
Aircastle Ltd. 4.125% 5/01/24	200,000	196,717
4.400% 9/25/23	175,000	175,023
5.000% 4/01/23	350,000	359,464
Ally Financial, Inc. 5.125% 9/30/24	495,000	509,850
8.000% 11/01/31	651,000	788,524
Antares Holdings LP 6.000% 8/15/23 (c)	540,000	542,125
Ares Finance Co. LLC 4.000% 10/08/24 (c)	225,000	212,763
Brookfield Finance, Inc. 4.250% 6/02/26	430,000	424,533
Discover Financial Services 4.100% 2/09/27	275,000	262,870
5.500% VRN 12/31/99 (d) (e)	1,015,000	1,002,312
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	230,000	216,466
Genpact Luxembourg Sarl 3.700% 4/01/22	435,000	424,757
High Street Funding Trust I 4.111% 2/15/28 (c)	1,020,000	994,806
Lazard Group LLC 3.625% 3/01/27	196,000	182,785
4.500% 9/19/28	150,000	147,535
Legg Mason, Inc. 5.625% 1/15/44	235,000	237,712
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 4.500% 3/15/27 (c)	180,000	178,848

		8,314,696

Electric — 1.3%
Berkshire Hathaway Energy Co. 5.950% 5/15/37	120,000	141,964
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (c)	155,000	146,195
CMS Energy Corp. 4.700% 3/31/43	115,000	116,330
Duke Energy Corp. 3.750% 9/01/46	175,000	153,782
Elwood Energy LLC 8.159% 7/05/26	223,917	249,108
Entergy Louisiana LLC 4.950% 1/15/45	110,000	110,698
Indianapolis Power & Light Co. 4.050% 5/01/46 (c)	110,000	104,936
IPALCO Enterprises, Inc. 3.450% 7/15/20	290,000	288,625
3.700% 9/01/24	175,000	169,739

	Principal Amount	Value
Israel Electric Corp. Ltd. 4.250% 8/14/28 (c)	$425,000	$403,223
Pennsylvania Electric Co. 4.150% 4/15/25 (c)	150,000	149,620
Puget Energy, Inc. 3.650% 5/15/25	100,000	96,474
Tri-State Pass-Through Trust, Series 2003, Class B, 7.144% 7/31/33 (c)	185,000	209,729
Xcel Energy, Inc. 6.500% 7/01/36	270,000	342,195

		2,682,618

Electronics — 0.3%
Arrow Electronics, Inc. 3.250% 9/08/24	160,000	151,226
3.875% 1/12/28	160,000	149,036
4.500% 3/01/23	45,000	45,500
Ingram Micro, Inc. 5.450% STEP 12/15/24	335,000	330,016

		675,778

Engineering & Construction — 0.0%
Zachry Holdings, Inc. 7.500% 2/01/20 (c)	56,000	56,140

Foods — 0.2%
Post Holdings, Inc. 5.625% 1/15/28 (c)	500,000	481,250

Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd. 4.000% 1/14/25	225,000	208,491

Gas — 0.3%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	220,000	252,173
NiSource, Inc. 4.800% 2/15/44	340,000	344,144

		596,317

Health Care – Products — 0.4%
Becton Dickinson & Co. 4.685% 12/15/44	125,000	123,250
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625% 5/15/22 (c)	702,000	685,854

		809,104

Health Care – Services — 1.1%
HCA, Inc. 4.500% 2/15/27	493,000	482,524
5.250% 4/15/25	800,000	825,000
5.375% 2/01/25	350,000	357,000
Humana, Inc. 3.950% 3/15/27	260,000	255,554
4.800% 3/15/47	130,000	132,591

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
IHC Health Services, Inc. 4.131% 5/15/48	$275,000	$264,358

		2,317,027

Home Builders — 0.6%
Lennar Corp. 4.750% 11/29/27	592,000	568,320
PulteGroup, Inc. 5.000% 1/15/27	198,000	187,605
5.500% 3/01/26	441,000	438,795

		1,194,720

Household Products & Wares — 0.0%
Church & Dwight Co., Inc. 3.150% 8/01/27	85,000	78,704

Housewares — 0.1%
The Toro Co. 7.800% 6/15/27	170,000	199,859

Insurance — 3.6%
The Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	790,000	813,700
American International Group, Inc. 3.900% 4/01/26	135,000	131,979
4.200% 4/01/28	220,000	217,685
4.750% 4/01/48	195,000	191,698
5.750% VRN 4/01/48 (d)	530,000	514,762
AmTrust Financial Services, Inc. 6.125% 8/15/23	490,000	474,961
Arch Capital Finance LLC 5.031% 12/15/46	75,000	78,369
Arch Capital Group US, Inc. 5.144% 11/01/43	80,000	84,771
The Athene Holding Ltd. 4.125% 1/12/28	925,000	864,226
AXIS Specialty Finance PLC 4.000% 12/06/27	420,000	397,285
CNA Financial Corp. 3.450% 8/15/27	185,000	171,295
CNO Financial Group, Inc. 5.250% 5/30/25	535,000	547,037
Enstar Group Ltd. 4.500% 3/10/22	145,000	145,636
The Progressive Corp. 5.375% VRN 12/31/99 (d) (e)	510,000	508,725
Prudential Financial, Inc. 5.700% VRN 9/15/48 (d)	450,000	448,461
6.200% 11/15/40	125,000	144,737
Trinity Acquisition PLC 4.400% 3/15/26	390,000	388,033
USF&G Capital I 8.500% 12/15/45 (c)	95,000	130,778

	Principal Amount	Value
Willis North America, Inc. 4.500% 9/15/28	$450,000	$449,873
7.000% 9/29/19	43,000	44,470
XLIT Ltd. 4.450% 3/31/25	510,000	505,249
5.500% 3/31/45	200,000	210,481

		7,464,211

Internet — 0.4%
Amazon.com, Inc. 4.050% 8/22/47	400,000	394,027
Expedia Group, Inc. 5.000% 2/15/26	280,000	285,219
Tencent Holdings Ltd. 3.595% 1/19/28 (c)	225,000	212,966

		892,212

Investment Companies — 1.0%
Ares Capital Corp. 3.500% 2/10/23	510,000	487,341
3.875% 1/15/20	520,000	522,059
BlackRock TCP Capital Corp. 4.125% 8/11/22	470,000	446,260
FS Investment Corp. 4.000% 7/15/19	605,000	607,262

		2,062,922

Iron & Steel — 0.5%
Vale Overseas Ltd. 5.875% 6/10/21	825,000	868,164
6.875% 11/21/36	100,000	116,120

		984,284

Lodging — 0.2%
MGM Resorts International 4.625% 9/01/26	534,000	497,955

Media — 1.9%
Altice Financing SA 6.625% 2/15/23 (c)	200,000	201,500
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000% 2/01/28 (c)	250,000	234,975
5.750% 1/15/24	600,000	609,750
Comcast Corp. 3.400% 7/15/46	140,000	113,275
Discovery Communications LLC 4.875% 4/01/43	200,000	187,406
5.000% 9/20/37	165,000	160,888
DISH DBS Corp. 5.875% 11/15/24	545,000	488,456
Grupo Televisa SAB 6.625% 3/18/25	175,000	197,426
Sirius XM Radio, Inc. 5.375% 4/15/25 (c)	1,000,000	1,003,750

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TEGNA, Inc. 5.125% 7/15/20	$500,000	$503,750
Time Warner Cable, Inc. 4.500% 9/15/42	400,000	341,357

		4,042,533

Mining — 1.4%
First Quantum Minerals Ltd. 6.875% 3/01/26 (c)	1,000,000	908,750
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (c)	149,000	146,990
Glencore Funding LLC 3.875% 10/27/27 (c)	260,000	241,027
4.000% 4/16/25 (c)	280,000	268,929
4.625% 4/29/24 (c)	200,000	201,226
Kinross Gold Corp. 4.500% 7/15/27	225,000	201,105
5.125% 9/01/21	625,000	642,187
Teck Resources Ltd. 5.200% 3/01/42	97,000	89,483
6.250% 7/15/41	143,000	150,150

		2,849,847

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 6.875% 1/10/39	72,000	89,929

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc. 3.875% STEP 9/15/20	140,000	138,075
3.875% STEP 10/01/21	675,000	643,781

		781,856

Oil & Gas — 2.6%
Anadarko Petroleum Corp. 6.600% 3/15/46	235,000	276,359
Andeavor 4.500% 4/01/48	85,000	79,228
Cenovus Energy, Inc. 3.000% 8/15/22	200,000	191,588
4.250% 4/15/27	300,000	289,995
6.750% 11/15/39	175,000	197,353
Citgo Holding, Inc. 10.750% 2/15/20 (c)	500,000	530,000
Encana Corp. 6.500% 2/01/38	160,000	187,525
EP Energy LLC/Everest Acquisition Finance, Inc. 8.000% 2/15/25 (c)	220,000	168,300
9.375% 5/01/24 (c)	47,000	38,775
EQT Corp. 3.900% 10/01/27	685,000	641,853
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	150,000	153,396

	Principal Amount	Value
Jupiter Resources, Inc. 8.500% 10/01/22 (c)	$225,000	$106,875
Marathon Petroleum Corp. 6.500% 3/01/41	175,000	204,779
Murphy Oil USA, Inc. 6.000% 8/15/23	175,000	179,813
Newfield Exploration Co. 5.375% 1/01/26	152,000	157,510
Patterson-UTI Energy, Inc. 3.950% 2/01/28	175,000	161,909
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	200,000	208,000
Petroleos Mexicanos 3.500% 1/30/23	350,000	331,800
4.625% 9/21/23	100,000	99,100
5.350% 2/12/28 (c)	190,000	179,075
5.500% 1/21/21	375,000	386,966
6.375% 1/23/45	35,000	32,410
6.500% 3/13/27	65,000	66,398
6.625% 6/15/38	51,000	48,960
Transocean Guardian Ltd. 5.875% 1/15/24 (c)	115,000	116,006
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750% 4/15/23 (c)	200,000	195,500
WPX Energy, Inc. 5.750% 6/01/26	262,000	265,275

		5,494,748

Oil & Gas Services — 0.1%
National Oilwell Varco, Inc. 3.950% 12/01/42	239,000	207,321

Packaging & Containers — 0.1%
BWAY Holding Co. 5.500% 4/15/24 (c)	200,000	196,750

Pharmaceuticals — 1.6%
AbbVie, Inc. 4.700% 5/14/45	200,000	192,157
Bausch Health Cos., Inc. 6.125% 4/15/25 (c)	113,000	107,350
7.000% 3/15/24 (c)	115,000	121,498
9.250% 4/01/26 (c)	400,000	431,500
Bayer US Finance II LLC 4.400% 7/15/44 (c)	100,000	88,962
4.625% 6/25/38 (c)	215,000	205,839
CVS Health Corp. 4.300% 3/25/28	169,000	167,675
5.050% 3/25/48	240,000	245,482
6.125% 9/15/39	25,000	28,372
CVS Pass-Through Trust 5.926% 1/10/34 (c)	204,750	219,416
7.507% 1/10/32 (c)	15,577	18,096

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Express Scripts Holding Co. 4.500% 2/25/26	$185,000	$186,657
4.800% 7/15/46	185,000	180,558
McKesson Corp. 4.883% 3/15/44	70,000	69,839
Mylan NV 5.250% 6/15/46	350,000	327,373
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	63,000	61,976
2.200% 7/21/21	669,000	628,659
4.100% 10/01/46	85,000	61,969

		3,343,378

Pipelines — 2.6%
Andeavor Logistics LP 6.875% VRN 12/31/99 (d) (e)	325,000	326,462
Energy Transfer Partners LP 4.150% 10/01/20	60,000	60,773
4.200% 4/15/27	170,000	164,204
4.750% 1/15/26	200,000	202,067
6.125% 12/15/45	180,000	191,997
6.250% VRN 12/31/99 (d) (e)	390,000	375,375
EnLink Midstream Partners LP 2.700% 4/01/19	200,000	199,347
4.150% 6/01/25	125,000	118,527
4.850% 7/15/26	154,000	149,305
6.000% VRN 12/31/99 (d) (e)	375,000	339,024
Enterprise Products Operating LLC 5.375% VRN 2/15/78 (d)	200,000	185,232
EQT Midstream Partners LP 4.750% 7/15/23	535,000	542,909
Kinder Morgan Energy Partners LP 6.375% 3/01/41	65,000	74,104
6.500% 2/01/37	85,000	95,343
6.550% 9/15/40	80,000	91,609
6.950% 1/15/38	15,000	18,183
MPLX LP 4.500% 4/15/38	195,000	183,787
5.200% 3/01/47	40,000	40,080
5.500% 2/15/23	142,000	144,883
Phillips 66 Partners LP 4.680% 2/15/45	18,000	17,058
4.900% 10/01/46	90,000	88,345
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	515,000	514,476
4.700% 6/15/44	230,000	207,153
Sabine Pass Liquefaction LLC 5.625% 3/01/25	638,000	680,456
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	120,000	113,931
5.300% 4/01/44	75,000	71,892

	Principal Amount	Value
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500% 9/15/24 (c)	$102,000	$103,913
Western Gas Partners LP 4.500% 3/01/28	110,000	105,517

		5,405,952

Private Equity — 0.5%
Hercules Capital, Inc. 4.625% 10/23/22	945,000	909,433
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.750% 2/01/24	200,000	204,750

		1,114,183

Real Estate Investment Trusts (REITS) — 0.9%
Crown Castle International Corp. 4.000% 3/01/27	125,000	121,113
4.750% 5/15/47	70,000	66,363
CubeSmart LP 3.125% 9/01/26	305,000	278,300
Healthcare Trust of America Holdings LP 3.750% 7/01/27	240,000	226,006
Host Hotels & Resorts LP 3.875% 4/01/24	255,000	249,046
Kimco Realty Corp. 3.300% 2/01/25	160,000	151,811
Mid-America Apartments LP 3.600% 6/01/27	185,000	176,264
National Retail Properties, Inc. 4.300% 10/15/28	150,000	148,868
SBA Tower Trust 2.877% 7/10/46 (c)	180,000	176,981
3.156% 10/10/45 (c)	180,000	178,650
Weingarten Realty Investors 3.250% 8/15/26	75,000	68,897

		1,842,299

Retail — 0.7%
Dollar Tree, Inc. 4.200% 5/15/28	330,000	320,522
El Puerto de Liverpool SAB de CV 3.950% 10/02/24 (c)	280,000	268,453
The Home Depot, Inc. 5.950% 4/01/41	100,000	124,494
Penske Automotive Group, Inc. 5.500% 5/15/26	500,000	486,100
QVC, Inc. 4.375% 3/15/23	225,000	222,240

		1,421,809

Semiconductors — 0.7%
Microchip Technology, Inc. 3.922% 6/01/21 (c)	350,000	347,949

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NXP BV/NXP Funding LLC 4.625% 6/01/23 (c)	$1,000,000	$1,013,750

		1,361,699

Telecommunications — 1.5%
AT&T, Inc. 3.400% 5/15/25	200,000	190,414
4.750% 5/15/46	465,000	424,841
5.250% 3/01/37	108,000	107,638
Embarq Corp. 7.995% 6/01/36	45,000	45,000
Ericsson LM 4.125% 5/15/22	325,000	322,944
Hughes Satellite Systems Corp. 6.625% 8/01/26	444,000	429,570
Sprint Capital Corp. 6.875% 11/15/28	500,000	502,500
Sprint Corp. 7.125% 6/15/24	400,000	415,000
T-Mobile USA, Inc. 5.375% 4/15/27	165,000	164,381
Telefonica Emisiones SAU 4.665% 3/06/38	185,000	173,807
Verizon Communications, Inc. 6.550% 9/15/43	357,000	434,252

		3,210,347

Transportation — 0.4%
The Kenan Advantage Group, Inc. 7.875% 7/31/23 (c)	720,000	744,750
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (c)	45,000	45,505

		790,255

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500% 6/15/19 (c)	145,000	144,497

TOTAL CORPORATE DEBT (Cost $86,831,426)		85,337,207

MUNICIPAL OBLIGATIONS — 0.3%
State of California BAB 7.550% 4/01/39	275,000	401,384
7.600% 11/01/40	150,000	222,936

		624,320

TOTAL MUNICIPAL OBLIGATIONS (Cost $574,223)		624,320

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.6%
Automobile ABS — 1.4%
Flagship Credit Auto Trust Series 2016-4, Class C, 2.710% 11/15/22 (c)	$300,000	$291,049
Series 2016-2, Class A2, 3.050% 8/16/21 (c)	347,942	348,186
Hertz Vehicle Financing II LP Series 2018-1A, Class B, 3.600% 2/25/24 (c)	650,000	631,526
Series 2018-1A, Class C, 4.390% 2/25/24 (c)	330,000	322,317
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440% 6/15/22 (c)	308,096	307,296
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700% 3.858% FRN 7/15/20 (c)	9,997	10,019
Oscar US Funding Trust V, Series 2016-2A, Class A4 2.990% 12/15/23 (c)	600,000	594,465
Oscar US Funding Trust VI, Series 2017-1A, Class A4 3.300% 5/10/24 (c)	150,000	149,262
Santander Drive Auto Receivables Trust, Series 2014-4, Class D 3.100% 11/16/20	250,766	251,084

		2,905,204

Commercial MBS — 1.9%
Aventura Mall Trust, Series 2018-AVM, Class D, 4.112% VRN 7/05/40 (c) (d)	530,000	514,133
BBCMS 2018-CHRS Mortgage Trust, Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (c) (d)	400,000	399,094
BBCMS Mortgage Trust Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (c) (d)	280,000	274,800
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (c) (d)	270,000	260,059
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.658% FRN 7/15/35 (c) (d)	900,000	901,380
Commercial Mortgage Pass-Through Certificates Series 2014-UBS2, Class A5, 3.961% 3/10/47	152,000	154,508
Series 2014-UBS2, Class AM, 4.199% 3/10/47	100,000	101,082
Series 2014-CR14, Class A4, 4.236% VRN 2/10/47 (d)	110,000	113,794

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-CR23, Class C, 4.394% VRN 5/10/48 (d)	$110,000	$107,997
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A 4.238% 1/10/34 (c)	100,000	102,544
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.928% VRN 7/10/38 (d)	100,922	101,980
GS Mortgage Securities Corp. II, Series 2018-GS10, Class D 3.000% 7/10/51 (c)	109,000	88,736
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.481% VRN 8/15/39 (d)	5,769	5,796
VNO Mortgage Trust, Series 2013-PENN, Class A 3.808% 12/13/29 (c)	110,000	110,986
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class C, 3.848% VRN 5/15/48 (d)	140,000	134,997
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class B, 4.311% 8/15/45	110,000	111,966
Series 2012-C8, Class C, 5.055% VRN 8/15/45 (d)	100,000	102,089
Series 2011-C5, Class C, 5.862% VRN 11/15/44 (c) (d)	170,000	177,504
Series 2011-C5, Class D, 5.862% VRN 11/15/44 (c) (d)	115,000	117,877

		3,881,322

Home Equity ABS — 0.2%
Accredited Mortgage Loan Trust, Series 2005-3, Class M1, 1 mo. USD LIBOR + .450% 2.960% FRN 9/25/35	5,358	5,361
ACE Securities Corp., Series 2005-HE5, Class M2, 1 mo. USD LIBOR + .735% 2.951% FRN 8/25/35	2,742	2,754
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900% 3.116% FRN 2/25/35	193,391	193,420
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240% 2.456% FRN 10/25/34 (c)	100,598	100,404
Mastr Asset-Backed Securities Trust Series 2005, Class NC1 M1, 1 mo. USD LIBOR + ..720% 2.936% FRN 12/25/34	99,504	97,944
Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720% 2.936% FRN 3/25/35	14,188	14,297

	Principal Amount	Value
Option One Mortgage Loan Trust, Series 2005-3, Class M1, 1 mo. USD LIBOR + .705% 2.921% FRN 8/25/35	$5,568	$5,573

		419,753

Other ABS — 14.0%
321 Henderson Receivables LLC, Series 2015-1A, Class A 3.260% 9/15/72 (c)	80,433	76,864
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725% 3.941% FRN 1/25/35	32,374	32,139
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480% 3.819% FRN 10/15/28 (c)	390,000	392,016
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460% 3.808% FRN 10/20/28 (c)	250,000	250,047
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (c)	262,575	263,431
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD LIBOR + .900% 3.116% FRN 10/25/34	340,436	336,884
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120% 3.453% FRN 1/18/25 (c)	147,480	147,495
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250% 3.598% FRN 7/20/30 (c)	330,000	330,342
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, 3.207% FRN 4/20/31 (c) (d)	380,000	379,386
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213% STEP 12/16/41 (c)	447,917	450,007
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (c)	87,478	87,478
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.940% 5/25/29 (c)	155,091	151,502
Series 2017-1A, Class B, 3.240% 5/25/29 (c)	128,118	123,884
Capital Automotive REIT Series 2014-1A, Class A, 3.660% 10/15/44 (c)	100,000	96,226
Series 2017-1A, Class A2, 4.180% 4/15/47 (c)	157,733	155,750

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220% 3.539% FRN 8/14/30 (c)	$250,000	$250,365
CIFC Funding V Ltd., Series 2017-5A, Class A1, 3.516% FRN 11/16/30 (c) (d)	250,000	250,076
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 1 mo. USD LIBOR + ..150% 2.366% FRN 8/25/36	6,143	6,138
CLI Funding V LLC, Series 2014-2A, Class A 3.380% 10/18/29 (c)	58,676	57,490
CLI Funding VI LLC Series 2017-1A, Class A, 3.620% 5/18/42 (c)	324,377	317,111
Series 2016-1A, Class A, 4.210% 2/18/41 (c)	374,376	365,911
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.676% FRN 9/25/34	16,575	16,553
CWABS Asset-Backed Certificates Trust, Series 2005-4, Class MV5, 1 mo. USD LIBOR + 1.005% 3.221% FRN 10/25/35	440,000	435,700
DB Master Finance LLC, Series 2015-1A, Class A2II 3.980% 2/20/45 (c)	386,000	386,288
Diamond Resorts Owner Trust Series 2016-1, Class B, 3.370% 11/20/28 (c)	318,682	309,728
Series 2015-2, Class B, 3.540% 5/22/28 (c)	41,739	41,496
Domino’s Pizza Master Issuer LLC Series 2018-1A, Class A2I, 4.116% 7/25/48 (c)	269,325	267,706
Series 2017-1A, Class A23, 4.118% 7/25/47 (c)	168,300	165,791
Series 2015-1A, Class A2II, 4.474% 10/25/45 (c)	606,050	609,793
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A2 3.550% 11/25/39 (c)	169,572	160,916
Drug Royalty Corp., Inc., Series 2012-1, Class A2 5.800% 7/15/24 (c)	6,923	6,916
Elara HGV Timeshare Issuer LLC Series 2016-A, Class A, 2.730% 4/25/28 (c)	204,426	200,033
Series 2016-A, Class B, 3.220% 4/25/28 (c)	124,650	121,106

	Principal Amount	Value
Element Rail Leasing II LLC Series 2015-1A, Class A1, 2.707% 2/19/45 (c)	$48,713	$47,922
Series 2015-1A, Class A2, 3.585% 2/19/45 (c)	160,000	157,835
Series 2016-1A, Class A1, 3.968% 3/19/46 (c)	145,917	146,535
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 4.212% 10/15/42 (c)	195,361	195,236
Fremont Home Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .720% 2.936% FRN 6/25/35	40,402	40,407
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3.348% FRN 4/20/31 (c) (d)	250,000	248,960
Global SC Finance IV Ltd., Series 2017-1A, Class A 3.850% 4/15/37 (c)	250,721	247,355
Goldentree Loan Management US CLO Ltd., Series 2017-2A, Class A, 3.498% FRN 11/28/30 (c) (d)	750,000	750,959
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (c)	373,423	359,779
Series 2017-1A, Class A, 3.740% 10/15/52 (c)	201,005	199,234
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (c)	278,234	283,799
Hercules Capital Funding Trust, Series 2014-1A, Class A 3.524% 4/16/21 (c)	6,797	6,797
Hero Funding Trust Series 2016-3A, Class A1, 3.080% 9/20/42 (c)	193,332	186,585
Series 2017-3A, Class A1, 3.190% 9/20/48 (c)	233,441	224,062
Series 2017-2A, Class A1, 3.280% 9/20/48 (c)	90,429	88,514
Series 2016-4A, Class A2, 4.290% 9/20/47 (c)	186,464	187,728
Hilton Grand Vacations Trust Series 2014-AA, Class A, 1.770% 11/25/26 (c)	32,692	32,096
Series 2013-A, Class A, 2.280% 1/25/26 (c)	37,251	37,034
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A 3.870% 3/15/58 (c)	81,332	80,324
JP Morgan Mortgage Acquisition Trust, Series 2006-CH1, Class A5, 1 mo. USD LIBOR + .230% 2.446% FRN 7/25/36	37,037	36,997

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
KDAC Aircraft Finance Ltd., Series 2017-1A, Class A 4.212% 12/15/42 (c)	$397,019	$391,814
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 4.300% 1/15/42 (c)	421,042	421,313
LCM XXIII Ltd., Series 23A, Class A1, 3 mo. USD LIBOR + 1.400% 3.748% FRN 10/20/29 (c)	480,000	481,855
Madison Park Funding XIV Ltd., Series 2014-14A, Class A1R, 3 mo. USD LIBOR + 1.120% 3.468% FRN 7/20/26 (c)	500,000	500,049
Madison Park Funding XXII Ltd., Series 2016-22A, Class A, 3 mo. USD LIBOR + 1.480% 3.815% FRN 10/25/29 (c)	250,000	250,871
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 3.937% FRN 7/15/30 (c) (d)	950,000	949,949
Magnetite XV Ltd., Series 2015-15A, Class CR, 4.135% FRN 7/25/31 (c) (d)	490,000	486,154
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 3.513% FRN 12/18/30 (c) (d)	250,000	249,903
Mariner Finance Issuance Trust, Series 2017-AA, Class A 3.620% 2/20/29 (c)	320,000	319,945
Marlette Funding Trust, Series 2017-2A, Class B 3.190% 7/15/24 (c)	140,000	139,713
Mosaic Solar Loans LLC, Series 2017-1A, Class A 4.450% 6/20/42 (c)	72,120	72,633
MP CLO III Ltd., Series 2013-1A, Class AR, 3.598% FRN 10/20/30 (c) (d)	250,000	250,127
MVW Owner Trust, Series 2013-1A, Class A 2.150% 4/22/30 (c)	35,299	34,784
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 2.575% 10/15/49 (c)	900,000	892,308
NP SPE II LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (c)	380,000	377,065
NRZ Advance Receivables Trust Series 2016-T3, Class AT3, 2.833% 10/16/51 (c)	1,700,000	1,653,149
Series 2016-T4, Class AT4, 3.107% 12/15/50 (c)	470,000	465,582

	Principal Amount	Value
OHA Loan Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.410% 3.724% FRN 8/15/29 (c)	$480,000	$482,030
Orange Lake Timeshare Trust Series 2014-AA, Class A, 2.290% 7/09/29 (c)	23,478	22,999
Series 2016-A, Class B, 2.910% 3/08/29 (c)	133,265	129,891
Oxford Finance Funding Trust, Series 2014-1A, Class A 3.475% 12/15/22 (c)	66,054	66,082
Park Place Securities, Inc. Series 2005-WCW3, Class M1, 1 mo. USD LIBOR + .480% 2.696% FRN 8/25/35	68,748	69,150
Series 2005-WCW2, Class M1, ABS, 1 mo. USD LIBOR + .750% 2.966% FRN 7/25/35	32,074	32,100
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II 4.666% 9/05/48 (c)	750,000	740,333
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A (Acquired 2/21/18, Cost $210,000), 5.066% FRN 2/25/23 (a) (c) (d) (f)	210,000	212,430
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + .280% 2.496% FRN 5/25/36	48,090	48,056
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + ..250% 2.466% FRN 2/25/37 (c)	6,472	6,468
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340% 3.662% FRN 2/20/30 (c)	250,000	251,163
RR 3 Ltd., Series 2018-3A, Class A1R2, 3.429% FRN 1/15/30 (c) (d)	500,000	499,292
Seneca Park CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.120% 3.456% FRN 7/17/26 (c)	250,000	250,006
Sierra Timeshare Receivables Funding LLC Series 2015-3A, Class A, 2.580% 9/20/32 (c)	54,684	53,816
Series 2015-2A, Class B, 3.020% 6/20/32 (c)	32,611	32,312
Series 2015-3A, Class B, 3.080% 9/20/32 (c)	24,061	23,823
Series 2016-1A, Class B, 3.670% 3/21/33 (c)	62,609	62,393
SoFi Consumer Loan Program LLC, Series 2017-2, Class A 3.280% 2/25/26 (c)	293,363	292,622

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Spirit Master Funding LLC, Series 2014-4A, Class A1 3.501% 1/20/45 (c)	$109,622	$109,464
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050% 4/25/29 (c)	222,233	221,257
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 2.750% 11/15/49 (c)	710,000	705,611
Steele Creek CLO Ltd., Series 2018-2A, Class C, 4.573% FRN 8/18/31 (c) (d)	490,000	489,964
Store Master Funding LLC, Series 2013-3A, Class A1 4.240% 11/20/43 (c)	110,562	110,675
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A 4.190% 1/15/71 (c)	306,292	288,490
Symphony CLO XV Ltd., Series 2014-15A, Class AR, 3 mo. USD LIBOR + 1.180% 3.516% FRN 10/17/26 (c)	300,000	300,098
Taco Bell Funding LLC Series 2016-1A, Class A2I, 3.832% 5/25/46 (c)	472,800	473,296
Series 2016-1A, Class A23, 4.970% 5/25/46 (c)	433,400	447,351
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480% 3.817% FRN 10/13/29 (c)	320,000	320,923
Textainer Marine Containers V Ltd. Series 2017-2A, Class A, 3.520% 6/20/42 (c)	207,089	201,687
Series 2017-1A, Class A, 3.720% 5/20/42 (c)	266,132	263,269
Textainer Marine Containers VII Ltd., Series 2018-1A, Class A 4.110% 7/20/43 (c)	395,200	391,892
Trafigura Securitisation Finance PLC, Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700% 3.858% FRN 12/15/20 (c)	230,000	229,789
Trinity Rail Leasing L.P., Series 2018-1A, Class A2 4.620% 6/17/48 (c)	430,000	433,487
Trip Rail Master Funding LLC, Series 2017-1A, Class A2 3.736% 8/15/47 (c)	140,000	137,959
Triton Container Finance IV LLC, Series 2017-2A, Class A 3.620% 8/20/42 (c)	532,160	520,709
Triton Container Finance VI LLC, Series 2017-1A, Class A 3.520% 6/20/42 (c)	166,819	162,326

	Principal Amount	Value
VSE VOI Mortgage LLC, Series 2016-A, Class B 2.740% 7/20/33 (c)	$67,618	$66,016
Welk Resorts LLC, Series 2017-AA, Class B 3.410% 6/15/33 (c)	207,148	201,402
Wendy’s Funding LLC Series 2015-1A, Class A2II, 4.080% 6/15/45 (c)	320,100	319,470
Series 2015-1A, Class A23, 4.497% 6/15/45 (c)	339,500	340,569
Westgate Resorts LLC Series 2014-1A, Class A, 2.150% 12/20/26 (c)	49,653	49,446
Series 2017-1A, Class A, 3.050% 12/20/30 (c)	179,913	177,764
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (c)	260,000	260,586

		29,236,406

Student Loans ABS — 10.8%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100% 3.316% FRN 12/27/44 (c)	430,275	433,486
Access Group, Inc. Series 2006-1, Class B, 3 mo. USD LIBOR + .450% 2.761% FRN 8/25/37	538,906	524,293
Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 7/25/58 (c)	130,000	116,863
AccessLex Institute Series 2004-A, Class A3, 28 day ARS 1.699% FRN 7/01/39	800,000	789,174
Series 2005-1, Class B, 3 mo. USD LIBOR + .570% 2.936% FRN 9/22/37	342,293	328,740
Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.190% FRN 7/01/38	16,809	16,439
Commonbond Student Loan Trust, Series 2017-AGS, Class C 5.280% 5/25/41 (c)	210,791	209,641
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500% 1/25/30 (c)	134,448	124,306
DRB Prime Student Loan Trust Series 2015-A, Class A2, 3.060% 7/25/31 (c)	83,171	82,227
Series 2016-R, Class A2, 3.070% 10/25/44 (c)	458,441	457,396

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-B, Class A1, 1 mo. USD LIBOR + 1.900% 4.116% FRN 10/27/31 (c)	$65,552	$67,448
Earnest Student Loan Program LLC Series 2016-D, Class A2, 2.720% 1/25/41 (c)	186,216	182,496
Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 4.266% FRN 2/26/35 (c)	150,684	154,425
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.566% FRN 7/26/66 (c)	463,541	472,561
EdLinc Student Loan Funding Trust, Series 2017-A, Class A (Acquired 12/22/17, Cost $595,828), 3.350% FRN 12/01/47 (a) (c) (d) (f)	518,374	512,600
KeyCorp Student Loan Trust Series 2004-A, Class 2B, 3 mo. USD LIBOR + .530% 2.867% FRN 1/27/42	14,763	14,765
Series 1999-B, Class CTFS, 3 mo. USD LIBOR + .900% 3.211% FRN 11/25/36	33,558	33,599
Navient Private Education Refi Loan Trust, Series 2018-CA, Class B 4.220% 6/16/42 (c)	280,000	279,845
Navient Student Loan Trust Series 2018-1A, Class A3, 2.936% FRN 3/25/67 (c) (d)	650,000	652,947
Series 2017-5A, Class A, 3.016% FRN 7/26/66 (c) (d)	331,044	334,214
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 3.366% FRN 7/26/66 (c)	400,000	409,278
Series 2018-1A, Class B, 3.416% FRN 3/25/67 (c) (d)	250,000	250,000
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.516% FRN 3/25/66 (c)	1,030,000	1,068,301
Nelnet Private Education Loan Trust Series 2016-A, Class A1B, 3.600% 12/26/40 (c)	137,812	132,464
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.966% FRN 12/26/40 (c)	123,036	123,249
Nelnet Student Loan Trust Series 2005-4, Class A4R2, 28 day ARS 2.594% FRN 3/22/32	150,000	146,351
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 2.623% FRN 6/25/41	165,173	151,561

	Principal Amount	Value
Series 2012-2A, Class B, 1 mo. USD LIBOR + 1.000% 3.216% FRN 11/25/36 (c)	$200,000	$188,743
Series 2012-1A, Class B, 1 mo. USD LIBOR + 1.000% 3.216% FRN 6/25/42 (c)	150,000	141,599
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 6/25/41 (c)	100,000	94,242
Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 10/25/47 (c)	440,000	422,295
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 5/26/54 (c)	100,000	96,836
Pennsylvania Higher Education Assistance Agency Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 3.166% FRN 11/25/65 (c)	424,949	430,463
Series 2015-1A, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 4/25/45 (c)	130,000	121,740
SLM Student Loan Trust Series 2007-1, Class A6, 3 mo. USD LIBOR + .140% 2.475% FRN 1/27/42	100,000	96,640
Series 2005-3, Class B, 3 mo. USD LIBOR + .150% 2.485% FRN 4/25/40	144,289	132,196
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.485% FRN 3/25/44	1,280,000	1,232,002
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 2.535% FRN 1/27/42	397,276	378,806
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 2.535% FRN 1/25/70	205,915	195,619
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.545% FRN 10/25/40	168,964	160,193
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.555% FRN 3/25/44	414,814	392,409
Series 2005-6, Class B,, 3 mo. USD LIBOR + .290% 2.625% FRN 1/25/44	407,915	381,496
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 2.635% FRN 1/25/41	501,425	478,949
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 2.805% FRN 10/25/64	136,280	129,511

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550% 2.885% FRN 10/25/64 (c)	$700,000	$703,036
Series 2005-9, Class A7A, 3 mo. EURIBOR + .600% 2.935% FRN 1/25/41	570,000	571,284
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.935% FRN 10/25/65 (c)	2,610,000	2,610,376
Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 6/25/43	310,000	305,675
Series 2013-1, Class B,, 1 mo. USD LIBOR + 1.800% 4.016% FRN 11/25/70	381,000	393,779
Series 2002-7, Class A11, 28 day ARS 4.080% FRN 3/15/28	100,000	100,000
Series 2003-5, Class A7, 28 day ARS + 2.500% 4.490% FRN 6/17/30	50,000	50,000
Series 2002-7, Class B, 28 day ARS 5.073% FRN 12/15/39	600,000	591,414
SMB Private Education Loan Trust, Series 2016-B, Class A2A 2.430% 2/17/32 (c)	197,439	190,276
SoFi Professional Loan Program LLC Series 2015-A, Class RC, (Acquired 4/19/17, Cost $562,750), 0.000% 3/25/33 (a) (c) (f)	200	213,750
Series 2017-D, Class R1 (Acquired 7/19/17, Cost $565,900), 0.000% 9/25/40 (a) (c) (f)	1,000,000	630,000
Series 2018-A, Class R1 (Acquired 1/22/18, Cost $718,200), 0.000% 2/25/42 (a) (c) (f)	1,000,000	718,200
Series 2018-D, Class R1 (Acquired 9/20/18, Cost $314,012), 0.000% 2/25/48 (a) (b) (c) (f)	911,500	314,012
Series 2016-B, Class A2B, 2.740% 10/25/32 (c)	272,891	270,472
Series 2014-A, Class A2, 3.020% 10/25/27 (c)	24,866	24,756
Series 2017-D, Class BFX, 3.610% 9/25/40 (c)	500,000	482,144
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750% 3.966% FRN 8/25/36 (c)	61,712	63,559
Series 2017-C, Class C, 4.210% VRN 7/25/40 (c) (d)	180,000	169,682
Series 2017-A, Class C, 4.430% VRN 3/26/40 (c) (d)	170,000	164,545

	Principal Amount	Value
South Carolina Student Loan Corp. Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 3.604% FRN 8/01/35	$550,000	$536,915
Series 2015-A, Class A, 1 mo. USD LIBOR + 1.500% 3.716% FRN 1/25/36	130,476	131,511

		22,377,794

WL Collateral CMO — 0.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.628% VRN 8/25/34 (d)	23,476	23,721
Countrywide Home Loans, Inc. Series 2004-2, Class 1A1, 3.715% VRN 2/25/34 (d)	10,494	10,548
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (d)	2,423	2,207
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.105% VRN 8/25/34 (d)	3,817	3,791
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.940% VRN 8/25/34 (d)	26,788	26,258
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (c) (d)	481,021	461,718
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.216% VRN 2/25/34 (d)	2,018	1,953
Series 2003-A4, Class IA, 4.544% VRN 7/25/33 (d)	1,561	1,564
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, 4.375% VRN 2/25/34 (d)	114	123
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.324% VRN 3/25/34 (d)	11,583	11,642
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.245% FRN 4/25/44	37,443	38,869

		582,394

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $59,518,669)		59,402,873

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Brazilian Government International Bond 4.875% 1/22/21	100,000	101,401

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Colombia Government International Bond 6.125% 1/18/41	$440,000	$498,300
Mexico Government International Bond 4.750% 3/08/44	554,000	529,347
6.750% 9/27/34	375,000	448,125

		1,577,173

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,656,955)		1,577,173

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 21.7%
Collateralized Mortgage Obligations — 0.4%
Federal Home Loan Mortgage Corp. Series 4303, Class AP, 3.000% 8/15/43	182,070	179,684
Series 2617, Class Z, 5.500% 5/15/33	101,531	108,965
Series 2693, Class Z, 5.500% 10/15/33	184,265	196,979
Series 3423, Class PB, 5.500% 3/15/38	50,217	54,196
Series 2178, Class PB, 7.000% 8/15/29	11,410	12,429
Federal National Mortgage Association Series 2014-7, Class VA, 3.500% 5/25/25	97,663	98,633
Series 2007-32, Class Z, 5.500% 4/25/37	78,191	84,321
Series 2010-60, Class HJ, 5.500% 5/25/40	39,129	41,302
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	47,669	50,298

		826,807

Pass-Through Securities — 21.3%
Federal Home Loan Mortgage Corp. Pool #U90432 3.500% 11/01/42	104,273	103,304
Pool #Q41916 3.500% 7/01/46	255,857	253,559
Pool #Q42045 3.500% 7/01/46	102,375	101,455
Pool #Q44275 3.500% 11/01/46	212,135	210,163
Pool #Q44277 3.500% 11/01/46	48,307	47,768
Pool #Q52216 3.500% 11/01/47	337,346	332,312
Pool #V83655 3.500% 12/01/47	1,780,480	1,753,912
Pool #V83763 3.500% 12/01/47	2,171,702	2,139,296
Pool #V83764 4.000% 12/01/47	1,154,539	1,167,978
Pool #V83796 4.000% 12/01/47	2,715,438	2,745,775
Pool #Q52834 4.000% 12/01/47	251,240	254,046
Pool #V83962 4.000% 2/01/48	482,576	487,665

	Principal Amount	Value
Pool #Q57232 4.000% 7/01/48	$427,262	$431,652
Pool #C03537 4.500% 8/01/40	169,304	176,631
Pool #G06057 4.500% 10/01/40	153,344	159,789
Pool #G60485 4.500% 10/01/41	164,120	171,019
Pool #G60172 4.500% 9/01/43	179,778	187,559
Pool #Q48208 4.500% 5/01/47	137,688	142,314
Pool #Q48869 4.500% 6/01/47	1,254,538	1,296,682
Pool #G11476 5.000% 11/01/18	30	30
Pool #B16010 5.000% 8/01/19	78	79
Pool #B17058 5.000% 9/01/19	291	294
Pool #B18677 5.000% 1/01/20	101	102
Pool #G01311 7.000% 9/01/31	980	1,099
Pool #C80207 7.500% 9/01/24	728	790
Pool #C00530 7.500% 7/01/27	770	859
Pool #C00563 7.500% 11/01/27	2,797	3,123
Pool #C00612 7.500% 4/01/28	143	158
Pool #C55867 7.500% 2/01/30	3,193	3,514
Federal National Mortgage Association Pool #AR3007 3.000% 2/01/43	207,207	199,793
Pool #BC9003 3.000% 11/01/46	352,745	337,918
Pool #MA2806 3.000% 11/01/46	4,003,816	3,835,531
Pool #BM3564 3.000% 7/01/47	933,189	893,966
Pool #AS1304 3.500% 12/01/28	235,806	237,694
Pool #AV1897 3.500% 12/01/28	39,531	39,847
Pool #AV2325 3.500% 12/01/28	115,153	116,075
Pool #BF0196 3.500% 2/01/41	291,430	289,393
Pool #MA1356 3.500% 2/01/43	1,371,130	1,358,115
Pool #BM3994 3.500% 1/01/44	305,138	302,242
Pool #CA1073 3.500% 1/01/48	2,049,228	2,018,249
Pool #MA3287 3.500% 2/01/48	989,939	966,931
Pool #888586 1 year CMT + 2.198% 3.976% FRN 10/01/34	119,972	124,432
Pool #AX0120 4.000% 9/01/39	94,434	95,743
Pool #CA0181 4.000% 8/01/47	2,027,784	2,050,200
Pool #BH9008 4.000% 8/01/47	49,126	49,669
Pool #BH9011 4.000% 9/01/47	190,289	192,393
Pool #CA0620 4.000% 10/01/47	186,523	188,585
Pool #BJ0686 4.000% 4/01/48	1,265,520	1,278,422
Pool #CA1951 4.000% 7/01/48	642,325	648,874
Pool #CA2039 4.000% 7/01/48	1,213,685	1,227,101
Pool #BF0105 4.000% 6/01/56	506,518	512,909
Pool #725692 1 year CMT + 2.138% 4.019% FRN 10/01/33	58,685	61,526
Pool #AH6787 4.500% 3/01/41	137,666	143,565
Pool #CA1952 4.500% 6/01/48	841,102	868,470
Pool #BK7877 4.500% 7/01/48	491,107	507,087
Pool #735010 5.000% 11/01/19	10,365	10,414
Pool #AD6437 5.000% 6/01/40	78,350	83,336
Pool #AD6996 5.000% 7/01/40	522,819	554,290
Pool #AL8173 5.000% 2/01/44	200,118	212,102
Pool #575579 7.500% 4/01/31	6,710	7,557
Pool #535996 7.500% 6/01/31	947	1,070

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association TBA Pool #9768 3.000% 5/01/47 (g)	$870,000	$832,413
Pool #21133 4.500% 5/01/48 (g)	995,000	1,026,405
Government National Mortgage Association Pool #783896 3.500% 5/15/44	381,335	381,022
Pool #BF1053 3.500% 12/15/47	342,706	340,604
Pool #BF1120 3.500% 1/15/48	345,721	343,600
Pool #AV1854 3.500% 1/15/48	370,501	368,229
Pool #BF1214 3.500% 2/15/48	296,742	294,922
Pool #BF1245 3.500% 2/15/48	296,693	294,873
Pool #579140 6.500% 1/15/32	755	833
Pool #587280 6.500% 9/15/32	1,090	1,200
Pool #550659 6.500% 9/15/35	70,998	79,276
Pool #538689 6.500% 12/15/35	16,099	18,008
Pool #780651 7.000% 10/15/27	1,119	1,229
Pool #462384 7.000% 11/15/27	544	595
Pool #482668 7.000% 8/15/28	924	1,025
Pool #506804 7.000% 5/15/29	5,722	6,233
Pool #506914 7.000% 5/15/29	1,196	1,206
Pool #581417 7.000% 7/15/32	1,884	2,120
Pool #423836 8.000% 8/15/26	789	881
Pool #444619 8.000% 3/15/27	6,757	7,506
Government National Mortgage Association II Pool #82462 1 year CMT + 1.500% 3.375% FRN 1/20/40	37,361	38,691
Pool #82488 1 year CMT + 1.500% 3.375% FRN 3/20/40	46,648	48,292
Pool #784314 3.500% 5/20/43	173,240	172,976
Pool #784026 3.500% 12/20/44	416,713	415,557
Pool #BC4641 3.500% 9/20/47	441,642	438,761
Pool #MA4778 3.500% 10/20/47	211,988	211,002
Pool #BC4885 3.500% 11/20/47	678,091	674,833
Pool #BD6940 3.500% 12/20/47	413,152	410,456
Pool #BE4328 3.500% 12/20/47	314,298	312,690
Pool #BD3899 3.500% 1/20/48	825,764	821,538
Pool #BE6487 3.500% 1/20/48	197,565	196,276
Pool #BD6461 3.500% 1/20/48	375,305	372,857
Pool #BF1119 3.500% 1/20/48	558,477	554,834
Pool #BF1269 3.500% 2/20/48	296,751	294,815
Pool #AC2985 4.000% 10/20/47	113,842	115,995
Pool #BF1270 4.000% 2/20/48	315,323	321,014
Government National Mortgage Association II TBA Pool #1635 3.500% 12/01/47 (g)	1,150,000	1,143,172
Pool #1367 4.000% 4/01/48 (g)	2,025,000	2,058,856

		44,191,221

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $46,201,131)		45,018,028

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds & Notes — 2.3%
U.S. Treasury Bond 2.500% 5/15/46	$1,780,000	$1,552,160
3.500% 2/15/39 (h)	765,000	805,760
U.S. Treasury Note 1.875% 11/30/21	2,500,000	2,423,612

		4,781,532

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,858,061)		4,781,532

TOTAL BONDS & NOTES (Cost $199,640,465)		196,741,133

TOTAL PURCHASED OPTIONS (#) — 1.2% (Cost $2,504,186)		2,511,011

	Number of Shares

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Chemicals — 0.0%
Hercules LLC, Expires 3/31/29, Strike 0.09 (a) (b) (i)	150	3,965

TOTAL WARRANTS (Cost $0)		3,965

TOTAL LONG-TERM INVESTMENTS (Cost $202,396,683)		199,506,916

	Principal Amount
SHORT-TERM INVESTMENTS — 8.3%
Commercial Paper — 8.3%
Avangrid, Inc. 2.353% 10/01/18 (c)	$2,500,000	2,499,506
Comcast Corp. 2.406% 10/16/18 (c)	2,500,000	2,496,941
Ei Dupont 2.508% 12/10/18 (c)	1,000,000	994,941
Entergy Corp. 2.499% 12/07/18 (c)	1,675,000	1,666,216
Mondelez International, Inc. 2.541% 12/12/18 (c)	2,250,000	2,238,023
Nutrien Ltd. 2.705% 12/26/18 (c)	700,000	695,056
Sempra Energy Holdings 2.466% 10/23/18 (c)	2,250,000	2,246,177

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Suncor Energy, Inc. 2.510% 10/29/18 (c)	$2,500,000	$2,494,723
Transcanada Pipelines Ltd. 2.334% 10/05/18 (c)	2,000,000	1,999,067

		17,330,650

TOTAL SHORT-TERM INVESTMENTS (Cost $17,335,833)		17,330,650

TOTAL INVESTMENTS — 104.3% (Cost $219,732,516) (j)		216,837,566

Other Assets/(Liabilities) — (4.3)%		(8,986,614)

NET ASSETS — 100.0%		$207,850,952

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $318,783 or 0.15% of net assets.

(c)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $84,519,384 or 40.66% of net assets.

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(e)	Security is perpetual and has no stated maturity date.
(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2018, these securities amounted to a value of $2,600,992 or 1.25% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(i)	Non-income producing security.
(j)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Swaptions contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	8,070,000	USD	8,070,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.44%	$403,438	$276,894	$(126,544)

Credit Suisse International*	8,910,000	USD	8,910,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 2.61%	427,679	341,599	(86,080)

							831,117	618,493	(212,624)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put
Barclays Bank PLC*	16,440,000	USD	16,440,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.94%	$821,886	$955,619	$133,733

Credit Suisse International*	17,770,000	USD	17,770,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 3.11%	851,183	936,899	85,716

							1,673,069	1,892,518	219,449

							$2,504,186	$2,511,011	$6,825

*	Contracts are subject to a Master Netting Agreement.

Forward contracts at September 30, 2018:

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
ARS	3,082,240	Bank of America N.A.*	2/12/19	$128,000	$(63,605)
EUR	24,678	Bank of America N.A.*	10/17/18	29,155	(469)
PEN	660,100	Bank of America N.A.*	2/01/19	202,846	(3,928)
RUB	24,054,980	Bank of America N.A.*	10/17/18	385,858	(19,245)

				745,859	(87,247)

EUR	120,171	Barclays Bank PLC*	10/17/18	141,211	(1,523)
MYR	1,053,403	Barclays Bank PLC*	10/24/18	260,389	(5,976)

				401,600	(7,499)

BRL	59,191	BNP Paribas SA*	10/10/18	15,000	(353)

BRL	165,752	Citibank N.A.*	10/10/18	40,000	1,015
CNH	1,635,181	Citibank N.A.*	10/24/18	239,412	(1,831)
EUR	231,438	Citibank N.A.*	10/17/18	264,336	4,691
MXN	19,465,709	Citibank N.A.*	10/10/18	1,009,781	29,094
SEK	841,069	Citibank N.A.*	10/17/18	96,883	(2,131)

				1,650,412	30,838

BRL	1,860,969	Goldman Sachs International*	10/10/18	471,275	(10,777)

ARS	4,051,716	JP Morgan Chase Bank N.A.*	12/11/18	99,200	(9,262)
ARS	3,023,760	JP Morgan Chase Bank N.A.*	2/12/19	129,000	(65,827)
COP	723,071,100	JP Morgan Chase Bank N.A.*	10/10/18	250,198	(6,137)
GHS	452,880	JP Morgan Chase Bank N.A.*	10/17/18	91,399	628
TRY	679,000	JP Morgan Chase Bank N.A.*	10/17/18	100,000	11,359

				669,797	(69,239)

				$3,953,943	$(144,277)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
Contracts to Deliver
ARS	3,053,000	Bank of America N.A.*	2/12/19		$89,048	$25,264
CLP	64,896,500	Bank of America N.A.*	10/10/18		99,148	471
EUR	437,201	Bank of America N.A.*	10/17/18		502,000	(6,209)

					690,196	19,526

BRL	26,376	Barclays Bank PLC*	10/10/18		7,000	473
CNH	1,635,181	Barclays Bank PLC*	10/24/18		242,926	5,345
INR	17,152,470	Barclays Bank PLC*	10/24/18		247,818	11,823
MYR	37,274	Barclays Bank PLC*	10/24/18		9,000	(2)
PEN	326,799	Barclays Bank PLC*	10/10/18		99,000	119
PEN	660,100	Barclays Bank PLC*	2/01/19		202,082	3,164

					807,826	20,922

COP	723,071,100	Citibank N.A.*	10/10/18		246,597	2,536
IDR	1,473,000,000	Citibank N.A.*	10/24/18		100,000	1,405
MXN	10,098,635	Citibank N.A.*	10/10/18		537,668	(1,291)
THB	16,274,640	Citibank N.A.*	10/24/18		489,130	(14,443)
TRY	679,000	Citibank N.A.*	10/17/18		102,259	(9,100)

					1,475,654	(20,893)

ARS	3,053,000	JP Morgan Chase Bank N.A.*	2/12/19		122,660	58,876
EUR	30,024	JP Morgan Chase Bank N.A.*	10/17/18		35,265	365
RUB	15,806,720	JP Morgan Chase Bank N.A.*	10/17/18		233,000	(7,905)

					390,925	51,336

					$3,364,601	$70,891

Cross Currency Forwards
HUF	41,364,446	Bank of America N.A.*	10/17/18	EUR	127,000	$1,084

EUR	213,741	Citibank N.A.*	10/17/18	CZK	5,552,825	$(1,893)
EUR	111,000	Citibank N.A.*	10/17/18	PLN	477,249	(461)

						(2,354)

EUR	230,000	Goldman Sachs International*	10/17/18	PLN	985,780	$(111)
PLN	2,814,875	Goldman Sachs International*	10/17/18	EUR	647,626	10,934

						10,823

						$9,553

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/18	81	$12,962,951	$(466,170)
U.S. Treasury Note 2 Year	12/31/18	132	27,898,644	(81,706)
U.S. Treasury Note 5 Year	12/31/18	85	9,639,067	(78,559)

				$(626,435)

Short
U.S. Treasury Long Bond	12/19/18	35	$(5,071,878)	$154,378
U.S. Treasury Note Ultra 10 Year	12/19/18	21	(2,660,355)	14,355

				$168,733

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International*	USD	450,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(53,346)	$277	$(53,069)
Goldman Sachs International*	USD	380,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(11,906)	(32,908)	(44,814)
Goldman Sachs International*	USD	140,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(5,294)	(11,217)	(16,511)

							$(70,546)	$(43,848)	$(114,394)

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

ARS	Argentinean Peso
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GHS	Ghanaian Cedis
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PLN	Polish Zloty

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Currency Legend (Continued)

RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	New Turkish Lira
USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	79.8%
Cayman Islands	5.6%
Canada	2.4%
Netherlands	1.7%
Mexico	1.4%
United Kingdom	1.2%
Bermuda	0.8%
Ireland	0.7%
Spain	0.4%
Switzerland	0.3%
Luxembourg	0.3%
Colombia	0.2%
Israel	0.2%
France	0.2%
Norway	0.2%
Sweden	0.2%
Germany	0.2%
Panama	0.1%
United States Virgin Islands	0.1%
Brazil	0.0%
Australia	0.0%

Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 0.7%

COMMON STOCK — 0.5%
Basic Materials — 0.5%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b) (c)	329,969	$9,899

Oil & Gas — 0.5%
Fieldwood Energy LLC (c)	44,668	2,278,069
Fieldwood Energy LLC (c)	10,960	558,960

		2,837,029

		2,846,928

TOTAL COMMON STOCK (Cost $1,384,293)		2,846,928

PREFERRED STOCK — 0.2%
Consumer, Non-cyclical — 0.2%
Agriculture — 0.2%
Pinnacle Agriculture Holdings LLC (c)	2,011,244	1,246,971

TOTAL PREFERRED STOCK (Cost $1,282,342)		1,246,971

TOTAL EQUITIES (Cost $2,666,635)		4,093,899

	Principal Amount
BONDS & NOTES — 90.6%

BANK LOANS — 3.2%
Advertising — 0.5%
Getty Images, Inc., Term Loan B, 1 mo. LIBOR + 3.500% 5.742% VRN 10/18/19	$3,265,843	3,239,880

Oil & Gas — 1.7%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan, 3 mo. LIBOR + 7.500% 9.839% VRN 4/15/20	5,254,429	4,807,802
Fieldwood Energy LLC Exit 1st Lien TL, 1 mo. LIBOR + 5.250% 7.492% VRN 4/11/22	2,255,879	2,265,466
Exit 2nd Lien TL, 1 mo. LIBOR + 7.250% 9.492% VRN 4/11/23	1,911,561	1,851,022
Gulf Finance LLC, Term Loan B, 3 mo. LIBOR + 5.250% 7.640% VRN 8/25/23	1,509,059	1,261,679

		10,185,969

	Principal Amount	Value
Telecommunications — 1.0%
CenturyLink, Inc., 2017 Term Loan B, 2.750% 1/31/25	$5,984,925	$5,941,534

TOTAL BANK LOANS (Cost $18,923,250)		19,367,383

CORPORATE DEBT — 87.4%
Aerospace & Defense — 3.1%
Enterprise Merger 8.750% 10/15/26 (d)	6,000,000	6,000,000
Moog, Inc. 5.250% 12/01/22 (e)	948,000	955,110
TransDigm UK Holdings PLC 6.875% 5/15/26 (e)	1,407,000	1,443,934
TransDigm, Inc. 6.375% 6/15/26	4,092,000	4,132,920
Triumph Group, Inc. 4.875% 4/01/21	1,501,000	1,448,465
5.250% 6/01/22	1,180,000	1,112,150
7.750% 8/15/25	4,034,000	3,918,022

		19,010,601

Agriculture — 0.4%
Pinnacle Operating Corp. 9.000% 5/15/23 (e)	2,930,270	2,607,940

Airlines — 2.9%
Allegiant Travel Co. 5.500% 7/15/19	4,000,000	4,040,000
American Airlines Group, Inc. 5.500% 10/01/19 (e)	6,758,000	6,850,923
4.625% 3/01/20 (e)	3,440,000	3,452,900
VistaJet Malta Finance PLC / VistaJet Co. Finance LLC 7.750% 6/01/20 (e)	3,291,000	3,321,606

		17,665,429

Auto Manufacturers — 1.3%
Deck Chassis Acquisition, Inc. 10.000% 6/15/23 (e)	6,676,000	7,076,560
JB Poindexter & Co., Inc. 7.125% 4/15/26 (e)	1,046,000	1,085,225

		8,161,785

Auto Parts & Equipment — 0.2%
The Goodyear Tire & Rubber Co. 5.000% 5/31/26	1,505,000	1,415,076

Building Materials — 1.3%
Griffon Corp. 5.250% 3/01/22	616,000	609,070
James Hardie International Finance DAC 5.000% 1/15/28 (e)	1,808,000	1,706,300

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PGT Escrow Issuer, Inc. 6.750% 8/01/26 (e)	$1,551,000	$1,609,162
Standard Industries, Inc. 4.750% 1/15/28 (e)	4,491,000	4,148,337

		8,072,869

Chemicals — 2.9%
The Chemours Co. 7.000% 5/15/25	1,424,000	1,510,138
Consolidated Energy Finance SA 6.875% 6/15/25 (e)	3,011,000	3,127,676
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA 8.375% 12/01/22 (e)	3,800,000	3,885,500
Platform Specialty Products Corp. 5.875% 12/01/25 (e)	2,033,000	2,006,103
6.500% 2/01/22 (e)	864,000	879,120
Starfruit Finco BV/Starfruit US Holdco LLC 8.000% 10/01/26 (d) (e)	6,008,000	6,098,120

		17,506,657

Coal — 2.3%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500% 5/01/25 (e)	3,803,000	4,050,195
Peabody Energy Corp. 6.000% 3/31/22 (e)	5,104,000	5,193,320
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.500% 6/15/25 (e)	3,410,000	3,512,300
Warrior Met Coal, Inc. 8.000% 11/01/24 (e)	1,257,000	1,288,425

		14,044,240

Commercial Services — 4.2%
Cardtronics, Inc./Cardtronics USA, Inc. 5.500% 5/01/25 (e)	1,939,000	1,851,745
Financial & Risk US Holdings, Inc. 6.250% 5/15/26 (d) (e)	1,722,000	1,728,354
8.250% 11/15/26 (d) (e)	2,228,000	2,214,498
The Hertz Corp. 7.625% 6/01/22 (e)	4,157,000	4,105,037
Nielsen Finance LLC/Nielsen Finance Co. 5.000% 4/15/22 (e)	4,200,000	4,095,000
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250% 5/15/23 (e)	6,084,000	6,506,838
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary 7.875% 6/01/21	2,120,000	1,950,400

	Principal Amount	Value
TMS International Corp. 7.250% 8/15/25 (e)	$1,046,000	$1,053,845
United Rentals North America, Inc. 4.625% 10/15/25	887,000	860,390
4.875% 1/15/28	1,303,000	1,221,563

		25,587,670

Computers — 1.0%
Dell International LLC/EMC Corp. 7.125% 6/15/24 (e)	1,319,000	1,414,892
Dell, Inc. 6.500% 4/15/38	1,807,000	1,777,636
GCI LLC 6.875% 4/15/25	3,000,000	3,102,120

		6,294,648

Diversified Financial Services — 3.1%
Alliance Data Systems Corp. 5.875% 11/01/21 (e)	7,000,000	7,140,000
LPL Holdings, Inc. 5.750% 9/15/25 (e)	4,350,000	4,246,688
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750% 6/01/25 (e)	2,168,000	2,108,380
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750% 6/15/22 (e)	5,291,000	5,462,957

		18,958,025

Electric — 0.8%
NRG Energy, Inc. 7.250% 5/15/26	4,738,000	5,140,730

Engineering & Construction — 0.8%
Zachry Holdings, Inc. 7.500% 2/01/20 (e)	5,009,000	5,021,523

Entertainment — 0.4%
Boyne USA, Inc. 7.250% 5/01/25 (e)	632,000	668,340
Delta Merger Sub, Inc. 6.000% 9/15/26 (e)	1,162,000	1,176,525
WMG Acquisition Corp. 5.000% 8/01/23 (e)	634,000	634,000

		2,478,865

Environmental Controls — 0.1%
Waste Pro USA, Inc. 5.500% 2/15/26 (e)	370,000	361,675

Foods — 3.6%
C&S Group Enterprises LLC 5.375% 7/15/22 (e)	4,365,000	4,321,350
JBS USA LUX SA/JBS USA Finance, Inc. 5.875% 7/15/24 (e)	2,234,000	2,200,490
6.750% 2/15/28 (e)	3,053,000	3,033,919

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
KeHE Distributors LLC/KeHE Finance Corp. 7.625% 8/15/21 (e)	$3,250,000	$3,128,125
Pilgrim’s Pride Corp. 5.750% 3/15/25 (e)	884,000	850,850
5.875% 9/30/27 (e)	4,140,000	3,912,300
Post Holdings, Inc. 5.500% 3/01/25 (e)	1,088,000	1,079,840
5.625% 1/15/28 (e)	1,641,000	1,579,462
5.750% 3/01/27 (e)	1,346,000	1,319,080
Simmons Foods, Inc. 7.750% 1/15/24 (e)	639,000	661,365

		22,086,781

Forest Products & Paper — 0.0%
Appvion Inc. Escrow Shares 9.000% 6/01/20 (b) (e)	5,428,000	-

Gas — 0.5%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (e)	3,188,000	3,164,090

Hand & Machine Tools — 0.8%
Apex Tool Group LLC/BC Mountain Finance, Inc. 9.000% 2/15/23 (e)	5,236,000	5,092,010

Health Care – Products — 4.1%
Avanos Medical, Inc. 6.250% 10/15/22	3,824,000	3,905,757
Avantor, Inc. 6.000% 10/01/24 (e)	2,323,000	2,357,845
9.000% 10/01/25 (e)	4,981,000	5,142,882
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.500% 4/15/25 (e)	1,411,000	1,181,713
5.625% 10/15/23 (e)	718,000	635,430
5.750% 8/01/22 (e)	1,417,000	1,307,183
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625% 5/15/22 (e)	10,522,000	10,279,994

		24,810,804

Health Care – Services — 1.8%
Catalent Pharma Solutions, Inc. 4.875% 1/15/26 (e)	918,000	883,575
HCA, Inc. 4.500% 2/15/27	1,500,000	1,468,125
5.250% 4/15/25	1,159,000	1,195,219
5.875% 2/15/26	2,241,000	2,333,441
RegionalCare Hospital Partners Holdings, Inc. 8.250% 5/01/23 (e)	2,618,000	2,748,900

	Principal Amount	Value
Tenet Healthcare Corp. 4.625% 7/15/24	$1,125,000	$1,094,062
8.125% 4/01/22	1,050,000	1,106,490

		10,829,812

Home Builders — 1.7%
Brookfield Residential Properties, Inc. 6.375% 5/15/25 (e)	897,000	879,060
6.500% 12/15/20 (e)	2,230,000	2,238,362
M/I Homes, Inc. 5.625% 8/01/25	1,629,000	1,531,260
6.750% 1/15/21	1,262,000	1,287,177
William Lyon Homes, Inc. 5.875% 1/31/25	4,000,000	3,715,000
6.000% 9/01/23	676,000	652,340

		10,303,199

Insurance — 2.6%
Acrisure LLC/Acrisure Finance, Inc. 7.000% 11/15/25 (e)	4,126,000	3,847,289
AssuredPartners, Inc. 7.000% 8/15/25 (e)	1,871,000	1,852,290
USIS Merger Sub, Inc. 6.875% 5/01/25 (e)	7,456,000	7,437,360
York Risk Services Holding Corp. 8.500% 10/01/22 (e)	2,879,000	2,526,322

		15,663,261

Internet — 0.4%
Netflix, Inc. 5.875% 11/15/28 (e)	2,126,000	2,118,028

Iron & Steel — 0.7%
Allegheny Technologies, Inc. 5.950% 1/15/21	4,169,000	4,236,746

Leisure Time — 1.6%
Brunswick Corp. 7.375% 9/01/23	650,000	727,682
7.125% 8/01/27	4,693,000	5,339,626
Carlson Travel, Inc. 6.750% 12/15/23 (e)	1,299,000	1,303,871
9.500% 12/15/24 (e)	2,423,000	2,338,195

		9,709,374

Lodging — 0.8%
Marriott Ownership Resorts, Inc. 5.625% 4/15/23 (e)	2,917,000	2,946,170
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250% 5/15/27 (e)	1,655,000	1,537,081
5.500% 3/01/25 (e)	500,000	483,125

		4,966,376

Machinery – Diversified — 0.2%
Stevens Holding Co., Inc. 6.125% 10/01/26 (e)	1,195,000	1,214,419

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 7.6%
Altice Financing SA 6.625% 2/15/23 (e)	$2,100,000	$2,115,750
Altice Finco SA 8.125% 1/15/24 (e)	1,094,000	1,104,940
Altice Luxembourg SA 7.625% 2/15/25 (e)	3,960,000	3,609,144
Block Communications, Inc. 6.875% 2/15/25 (e)	2,096,000	2,148,400
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000% 2/01/28 (e)	3,656,000	3,436,274
5.750% 1/15/24	879,000	893,284
5.750% 2/15/26 (e)	1,833,000	1,837,583
5.875% 4/01/24 (e)	2,700,000	2,743,875
5.875% 5/01/27 (e)	6,941,000	6,880,266
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.500% 4/01/28 (e)	2,001,000	2,098,549
Clear Channel Worldwide Holdings, Inc. 7.625% 3/15/20	2,000,000	2,005,000
7.625% 3/15/20	2,706,000	2,712,765
DISH DBS Corp. 7.750% 7/01/26	3,301,000	3,113,833
LIN Television Corp. 5.875% 11/15/22	3,000,000	3,045,000
Midcontinent Communications/Midcontinent Finance Corp. 6.875% 8/15/23 (e)	1,624,000	1,699,597
Sirius XM Radio, Inc. 5.375% 4/15/25 (e)	1,951,000	1,958,316
5.375% 7/15/26 (e)	2,893,000	2,871,302
Virgin Media Secured Finance PLC 5.500% 8/15/26 (e)	701,000	692,238
Ziggo BV 5.500% 1/15/27 (e)	1,747,000	1,639,123

		46,605,239

Mining — 3.5%
Compass Minerals International, Inc. 4.875% 7/15/24 (e)	1,040,000	963,300
First Quantum Minerals Ltd. 6.500% 3/01/24 (e)	2,288,000	2,093,520
6.875% 3/01/26 (e)	1,191,000	1,082,321
7.500% 4/01/25 (e)	6,341,000	6,016,024
Hecla Mining Co. 6.875% 5/01/21	2,433,000	2,439,083
Kinross Gold Corp. 4.500% 7/15/27	2,214,000	1,978,873
5.950% 3/15/24	1,879,000	1,916,580
6.875% 9/01/41	1,276,000	1,301,520

	Principal Amount	Value
New Gold, Inc. 6.250% 11/15/22 (e)	$2,889,000	$2,520,652
Northwest Acquisitions ULC/Dominion Finco, Inc. 7.125% 11/01/22 (e)	996,000	1,018,410

		21,330,283

Miscellaneous – Manufacturing — 1.1%
Amsted Industries, Inc. 5.375% 9/15/24 (e)	2,454,000	2,429,460
EnPro Industries, Inc. 5.875% 9/15/22	4,059,000	4,135,106

		6,564,566

Oil & Gas — 9.3%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.625% 1/15/22	3,276,000	3,284,190
7.750% 4/15/23	716,000	716,000
Chesapeake Energy Corp. 7.000% 10/01/24	3,090,000	3,090,000
8.000% 1/15/25	2,946,000	3,038,062
8.000% 6/15/27	75,000	76,500
Citgo Holding, Inc. 10.750% 2/15/20 (e)	9,414,000	9,978,840
Ensco PLC 7.750% 2/01/26	834,000	827,745
EP Energy LLC/Everest Acquisition Finance, Inc. 8.000% 2/15/25 (e)	6,214,000	4,753,710
9.375% 5/01/24 (e)	1,266,000	1,044,450
Jonah Energy LLC/Jonah Energy Finance Corp. 7.250% 10/15/25 (e)	3,495,000	2,673,675
Jupiter Resources, Inc. 8.500% 10/01/22 (e)	7,357,000	3,494,575
Kosmos Energy Ltd. 7.875% 8/01/21 (e)	7,535,000	7,666,862
7.875% 8/01/21 (e)	1,499,000	1,525,233
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	2,436,000	2,533,440
7.250% 6/15/25	2,368,000	2,486,400
SM Energy Co. 6.625% 1/15/27	667,000	689,511
Transocean Guardian Ltd. 5.875% 1/15/24 (e)	909,000	916,954
Transocean Pontus Ltd. 6.125% 8/01/25 (e)	1,000,000	1,016,240
Transocean, Inc. 6.800% 3/15/38	1,715,000	1,483,475
9.350% STEP 12/15/41	520,000	523,250

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tullow Oil PLC 6.250% 4/15/22 (e)	$5,203,000	$5,204,041

		57,023,153

Oil & Gas Services — 1.1%
KCA Deutag UK Finance PLC 9.625% 4/01/23 (e)	1,209,000	1,184,820
Weatherford International Ltd. 9.875% 2/15/24	2,132,000	2,089,360
Welltec A/S 9.500% 12/01/22 (e)	3,500,000	3,631,250

		6,905,430

Packaging & Containers — 0.1%
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750% 2/01/26 (e)	722,000	689,510

Pharmaceuticals — 3.7%
Bausch Health Cos., Inc. 5.500% 3/01/23 (e)	1,402,000	1,349,425
6.500% 3/15/22 (e)	595,000	618,800
9.000% 12/15/25 (e)	943,000	1,014,904
Bausch Health Cos., Inc. 5.500% 11/01/25 (e)	92,000	92,000
5.875% 5/15/23 (e)	676,000	659,100
6.125% 4/15/25 (e)	5,735,000	5,448,250
7.000% 3/15/24 (e)	1,021,000	1,078,686
9.250% 4/01/26 (e)	5,000,000	5,393,750
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000% STEP 2/01/25 (e)	3,890,000	3,353,180
Endo Finance LLC/Endo Finco, Inc. 5.375% STEP 1/15/23 (e)	495,000	435,600
7.250% STEP 1/15/22 (e)	562,000	547,950
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6.000% 7/15/23 (e)	1,000,000	887,500
Teva Pharmaceutical Finance Netherlands III BV 6.000% 4/15/24	1,091,000	1,107,849
6.750% 3/01/28	621,000	655,072

		22,642,066

Pipelines — 1.7%
Cheniere Energy Partners LP 5.625% 10/01/26 (e)	2,599,000	2,617,713
Energy Transfer Equity LP 4.250% 3/15/23	4,862,000	4,831,613
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	689,000	679,526
6.500% 10/01/25	2,432,000	2,352,960

		10,481,812

	Principal Amount	Value
Private Equity — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.375% 12/15/25	$4,754,000	$4,771,828

Real Estate Investment Trusts (REITS) — 0.8%
The GEO Group, Inc. 6.000% 4/15/26	1,887,000	1,806,803
MPT Operating Partnership LP/MPT Finance Corp. 5.000% 10/15/27	1,928,000	1,858,110
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	1,426,000	1,422,435

		5,087,348

Retail — 2.5%
Ferrellgas LP/Ferrellgas Finance Corp. 6.750% 1/15/22	3,000,000	2,617,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625% 6/15/20	3,484,000	3,309,800
Golden Nugget, Inc. 8.750% 10/01/25 (e)	3,897,000	4,085,147
KGA Escrow LLC 7.500% 8/15/23 (e)	1,481,000	1,536,538
Penske Automotive Group, Inc. 5.500% 5/15/26	4,000,000	3,888,800

		15,437,785

Software — 2.5%
RP Crown Parent LLC 7.375% 10/15/24 (e)	1,073,000	1,113,238
TIBCO Software, Inc. 11.375% 12/01/21 (e)	8,653,000	9,237,077
Veritas US, Inc./Veritas Bermuda Ltd. 10.500% 2/01/24 (e)	5,035,000	4,607,025

		14,957,340

Telecommunications — 7.5%
CenturyLink, Inc. 6.750% 12/01/23	500,000	519,375
Citizens Communications Co. 7.125% 3/15/19	5,632,000	5,667,481
Hughes Satellite Systems Corp. 5.250% 8/01/26	1,961,000	1,911,975
6.625% 8/01/26	5,954,000	5,760,495
Intelsat Connect Finance SA 9.500% 2/15/23 (e)	547,000	544,265
Intelsat Jackson Holdings SA 7.500% 4/01/21	3,066,000	3,104,325
8.500% 10/15/24 (e)	2,521,000	2,548,731
9.750% 7/15/25 (e)	2,468,000	2,612,995
Sprint Capital Corp. 8.750% 3/15/32	2,000,000	2,250,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sprint Corp. 7.250% 9/15/21	$1,460,000	$1,543,950
7.625% 3/01/26	6,508,000	6,890,345
7.875% 9/15/23	5,037,000	5,433,664
T-Mobile USA, Inc. 4.500% 2/01/26	529,000	504,862
4.750% 2/01/28	815,000	767,119
5.375% 4/15/27	1,125,000	1,120,781
6.000% 4/15/24	951,000	985,474
6.500% 1/15/26	1,318,000	1,380,868
Telecom Italia SpA 5.303% 5/30/24 (e)	2,109,000	2,053,639

		45,600,344

Textiles — 0.1%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC 7.500% 5/01/25 (e)	464,000	454,720

Toys, Games & Hobbies — 0.1%
Mattel, Inc. 6.750% 12/31/25 (e)	464,000	454,720

Transportation — 1.2%
The Kenan Advantage Group, Inc. 7.875% 7/31/23 (e)	6,839,000	7,074,091

Trucking & Leasing — 0.2%
Park Aerospace Holdings Ltd. 5.250% 8/15/22 (e)	894,000	901,823

TOTAL CORPORATE DEBT (Cost $542,440,502)		533,504,691

TOTAL BONDS & NOTES (Cost $561,363,752)		552,872,074

	Number of Shares

WARRANTS — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
Appvion Holding Corp. (a) (b) (c)	5,301	-
Appvion Holding Corp. (a) (b) (c)	5,301	56,447

		56,447

TOTAL WARRANTS (Cost $0)		56,447

TOTAL LONG-TERM INVESTMENTS (Cost $564,030,387)		557,022,420

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 4.8%
Commercial Paper — 4.8%
Avangrid, Inc. 2.353% 10/01/18 (e)	$1,000,000	$999,802
2.353% 10/01/18 (e)	6,000,000	5,998,813
BAT International Finance 2.485% 10/01/18 (e)	7,000,000	6,998,615
Enterprise Products Operating LLC 2.415% 10/10/18 (e)	5,000,000	4,995,948
Leggett & Platt, Inc. 2.363% 10/01/18 (e)	5,500,000	5,498,911
Reckitt Benckiser Treasury Services PLC 2.414% 10/04/18 (e)	5,000,000	4,998,186

		29,490,275

TOTAL SHORT-TERM INVESTMENTS (Cost $29,496,034)		29,490,275

TOTAL INVESTMENTS — 96.1% (Cost $593,526,421) (f)		586,512,695

Other Assets/(Liabilities) — 3.9%		23,920,585

NET ASSETS — 100.0%		$610,433,280

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $66,346 or 0.01% of net assets.

(c)	Non-income producing security.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $384,641,374 or 63.01% of net assets.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	73.3%
Canada	6.3%
Luxembourg	3.6%
Bermuda	1.9%
United Kingdom	1.5%
Netherlands	1.1%
Free Of Tax	1.1%
Cayman Islands	0.8%
Denmark	0.6%
Malta	0.5%
Italy	0.3%
Ireland	0.3%

Total Long-Term Investments	91.3%
Short-Term Investments and Other Assets and Liabilities	8.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 64.1%

COMMON STOCK — 64.0%
Basic Materials — 1.5%
Chemicals — 1.2%
Air Products & Chemicals, Inc.	550	$91,877
Albemarle Corp.	760	75,833
CF Industries Holdings, Inc.	2,425	132,017
DowDuPont, Inc.	4,760	306,116
Eastman Chemical Co.	894	85,574
International Flavors & Fragrances, Inc.	3	417
LyondellBasell Industries NV Class A	2,580	264,476
The Mosaic Co.	9,000	292,320
PPG Industries, Inc.	8	873
Praxair, Inc.	974	156,551
The Sherwin-Williams Co.	7	3,186

		1,409,240

Forest Products & Paper — 0.0%
International Paper Co.	607	29,834

Iron & Steel — 0.1%
Nucor Corp.	1,761	111,736

Mining — 0.2%
Freeport-McMoRan, Inc.	10,448	145,436
Newmont Mining Corp.	884	26,697

		172,133

		1,722,943

Communications — 9.5%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	933	21,338
Omnicom Group, Inc.	798	54,280

		75,618

Internet — 6.0%
Alphabet, Inc. Class A (a)	1,004	1,211,908
Alphabet, Inc. Class C (a)	1,136	1,355,782
Amazon.com, Inc. (a)	1,156	2,315,468
Booking Holdings, Inc. (a)	134	265,856
eBay, Inc. (a)	3,165	104,508
Expedia Group, Inc.	743	96,947
F5 Networks, Inc. (a)	950	189,449
Facebook, Inc. Class A (a)	5,070	833,812
Netflix, Inc. (a)	1,262	472,152
Symantec Corp.	79	1,681
TripAdvisor, Inc. (a)	43	2,196
VeriSign, Inc. (a)	439	70,293

		6,920,052

Media — 1.2%
CBS Corp. Class B	70	4,022
Charter Communications, Inc. Class A (a)	466	151,860
Comcast Corp. Class A	15,762	558,132

	Number of Shares	Value
Discovery, Inc. Class A (a)	100	$3,200
Discovery, Inc. Class C (a)	2,395	70,844
DISH Network Corp. Class A (a)	7,700	275,352
News Corp. Class A	1,130	14,905
Twenty-First Century Fox, Inc. Class A	2,921	135,330
Twenty-First Century Fox, Inc. Class B	1,300	59,566
Viacom, Inc. Class B	1,890	63,806
The Walt Disney Co.	2	234

		1,337,251

Telecommunications — 2.2%
AT&T, Inc.	21,235	713,071
CenturyLink, Inc.	54	1,145
Cisco Systems, Inc.	23,524	1,144,443
Juniper Networks, Inc.	3,848	115,324
Motorola Solutions, Inc.	534	69,495
Verizon Communications, Inc.	9,132	487,557

		2,531,035

		10,863,956

Consumer, Cyclical — 5.6%
Airlines — 0.6%
Alaska Air Group, Inc.	100	6,886
American Airlines Group, Inc.	4,300	177,719
Delta Air Lines, Inc.	2,000	115,660
Southwest Airlines Co.	1,566	97,797
United Continental Holdings, Inc. (a)	3,300	293,898

		691,960

Apparel — 0.8%
Hanesbrands, Inc.	5,800	106,894
Michael Kors Holdings Ltd. (a)	2,700	185,112
NIKE, Inc. Class B	1,784	151,140
PVH Corp.	240	34,656
Ralph Lauren Corp.	2,700	371,385
VF Corp.	400	37,380

		886,567

Auto Manufacturers — 0.4%
Ford Motor Co.	18,462	170,774
General Motors Co.	4,600	154,882
PACCAR, Inc.	1,934	131,879

		457,535

Auto Parts & Equipment — 0.1%
Aptiv PLC	200	16,780
BorgWarner, Inc.	3,300	141,174
The Goodyear Tire & Rubber Co.	1,061	24,817

		182,771

Distribution & Wholesale — 0.1%
Fastenal Co.	70	4,062
W.W. Grainger, Inc.	164	58,615

		62,677

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 0.2%
D.R. Horton, Inc.	759	$32,015
PulteGroup, Inc.	8,374	207,424

		239,439

Home Furnishing — 0.0%
Leggett & Platt, Inc.	95	4,160
Whirlpool Corp.	184	21,850

		26,010

Housewares — 0.0%
Newell Brands, Inc.	83	1,685

Leisure Time — 0.1%
Harley-Davidson, Inc.	1,508	68,312

Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	1,800	145,404
Marriott International, Inc. Class A	141	18,616
MGM Resorts International	5,900	164,669
Wynn Resorts Ltd.	449	57,050

		385,739

Retail — 2.9%
AutoZone, Inc. (a)	96	74,467
Best Buy Co., Inc.	3,308	262,523
Costco Wholesale Corp.	1,098	257,898
Darden Restaurants, Inc.	373	41,474
Dollar Tree, Inc. (a)	71	5,790
Foot Locker, Inc.	6,100	310,978
The Gap, Inc.	1,705	49,189
Genuine Parts Co.	36	3,578
The Home Depot, Inc.	1,140	236,151
Kohl’s Corp.	3,761	280,383
L Brands, Inc.	600	18,180
Lowe’s Cos., Inc.	29	3,330
Macy’s, Inc.	8,140	282,702
McDonald’s Corp.	305	51,023
Nordstrom, Inc.	411	24,582
O’Reilly Automotive, Inc. (a)	534	185,469
Ross Stores, Inc.	1,392	137,947
Starbucks Corp.	90	5,116
Tapestry, Inc.	84	4,223
Target Corp.	2,567	226,435
Tiffany & Co.	111	14,316
The TJX Cos., Inc.	1,140	127,703
Walgreens Boots Alliance, Inc.	2,406	175,397
Walmart, Inc.	5,853	549,655
Yum! Brands, Inc.	36	3,273

		3,331,782

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	747	78,524
Mattel, Inc.	61	958

		79,482

		6,413,959

	Number of Shares	Value
Consumer, Non-cyclical — 13.0%
Agriculture — 0.5%
Altria Group, Inc.	1,541	$92,937
Archer-Daniels-Midland Co.	26	1,307
Philip Morris International, Inc.	6,146	501,145

		595,389

Beverages — 0.8%
Brown-Forman Corp. Class B	2	101
The Coca-Cola Co.	3,324	153,535
Constellation Brands, Inc. Class A	82	17,681
Molson Coors Brewing Co. Class B	4,336	266,664
Monster Beverage Corp. (a)	750	43,710
PepsiCo, Inc.	3,652	408,294

		889,985

Biotechnology — 1.6%
Amgen, Inc.	3,325	689,239
Biogen, Inc. (a)	1,094	386,521
Celgene Corp. (a)	2,398	214,597
Gilead Sciences, Inc.	7,252	559,927

		1,850,284

Commercial Services — 1.3%
Automatic Data Processing, Inc.	1,561	235,180
Cintas Corp.	449	88,817
Ecolab, Inc.	4	627
Equifax, Inc.	216	28,203
H&R Block, Inc.	10,142	261,157
Moody’s Corp.	325	54,340
PayPal Holdings, Inc. (a)	65	5,710
Quanta Services, Inc. (a)	4,224	140,997
Robert Half International, Inc.	1,835	129,147
S&P Global, Inc.	149	29,113
Total System Services, Inc.	1,221	120,562
United Rentals, Inc. (a)	1,060	173,416
The Western Union Co.	11,307	215,511

		1,482,780

Cosmetics & Personal Care — 0.8%
Colgate-Palmolive Co.	906	60,657
The Estee Lauder Cos., Inc. Class A	726	105,502
The Procter & Gamble Co.	7,933	660,264

		826,423

Foods — 0.5%
Campbell Soup Co.	1,265	46,337
Conagra Brands, Inc.	1,184	40,220
General Mills, Inc.	294	12,618
The Hershey Co.	419	42,738
Hormel Foods Corp.	2,288	90,147
The J.M. Smucker Co.	724	74,290
Kellogg Co.	135	9,453
The Kraft Heinz Co.	173	9,534
The Kroger Co.	5,068	147,529

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
McCormick & Co., Inc.	73	$9,618
Mondelez International, Inc. Class A	21	902
Sysco Corp.	866	63,435
Tyson Foods, Inc. Class A	720	42,862

		589,683

Health Care – Products — 1.1%
Abbott Laboratories	2,889	211,937
Baxter International, Inc.	1,422	109,622
Becton, Dickinson & Co.	38	9,918
Boston Scientific Corp. (a)	121	4,659
The Cooper Cos., Inc.	190	52,658
Danaher Corp.	1,072	116,484
DENTSPLY SIRONA, Inc.	61	2,302
Edwards Lifesciences Corp. (a)	540	94,014
Hologic, Inc. (a)	200	8,196
Intuitive Surgical, Inc. (a)	42	24,108
Medtronic PLC	4,116	404,891
Stryker Corp.	49	8,706
Thermo Fisher Scientific, Inc.	578	141,078
Varian Medical Systems, Inc. (a)	4	448
Zimmer Biomet Holdings, Inc.	364	47,855

		1,236,876

Health Care – Services — 1.7%
Aetna, Inc.	902	182,971
Anthem, Inc.	878	240,616
Centene Corp. (a)	440	63,703
Cigna Corp.	969	201,794
DaVita, Inc. (a)	446	31,947
HCA Healthcare, Inc.	400	55,648
Humana, Inc.	635	214,960
IQVIA Holdings, Inc. (a)	1,030	133,632
Laboratory Corp. of America Holdings (a)	1	174
Quest Diagnostics, Inc.	635	68,523
UnitedHealth Group, Inc.	2,891	769,122
Universal Health Services, Inc. Class B	10	1,278

		1,964,368

Household Products & Wares — 0.2%
Avery Dennison Corp.	382	41,390
The Clorox Co.	547	82,274
Kimberly-Clark Corp.	1,120	127,277

		250,941

Pharmaceuticals — 4.5%
AbbVie, Inc.	7,204	681,354
Allergan PLC	1,189	226,481
AmerisourceBergen Corp.	230	21,211
Bristol-Myers Squibb Co.	3,112	193,193
Cardinal Health, Inc.	2,255	121,770
CVS Health Corp.	2,703	212,780
Eli Lilly & Co.	2,407	258,295

	Number of Shares	Value
Express Scripts Holding Co. (a)	3,445	$327,310
Johnson & Johnson	8,449	1,167,398
McKesson Corp.	1,091	144,721
Merck & Co., Inc.	7,829	555,389
Mylan NV (a)	1,859	68,039
Perrigo Co. PLC	400	28,320
Pfizer, Inc.	24,422	1,076,278
Zoetis, Inc.	610	55,852

		5,138,391

		14,825,120

Energy — 3.2%
Oil & Gas — 3.1%
Anadarko Petroleum Corp.	2,897	195,287
Andeavor	376	57,716
Apache Corp.	98	4,672
Cabot Oil & Gas Corp.	92	2,072
Chevron Corp.	4,660	569,825
ConocoPhillips	6,210	480,654
Devon Energy Corp.	17	679
EOG Resources, Inc.	2	255
EQT Corp.	29	1,283
Exxon Mobil Corp.	5,249	446,270
Helmerich & Payne, Inc.	40	2,751
Hess Corp.	47	3,364
HollyFrontier Corp.	1,700	118,830
Marathon Oil Corp.	15,685	365,147
Marathon Petroleum Corp.	3,564	285,013
Newfield Exploration Co. (a)	9,000	259,470
Noble Energy, Inc.	66	2,058
Occidental Petroleum Corp.	1,930	158,588
Phillips 66	1,805	203,459
Pioneer Natural Resources Co.	793	138,133
Valero Energy Corp.	1,530	174,037

		3,469,563

Oil & Gas Services — 0.1%
Baker Hughes a GE Co.	74	2,503
Halliburton Co.	171	6,931
National Oilwell Varco, Inc.	1,009	43,468
Schlumberger Ltd.	687	41,852
TechnipFMC PLC	1,272	39,750

		134,504

Pipelines — 0.0%
Kinder Morgan, Inc.	60	1,064
The Williams Cos., Inc.	33	897

		1,961

		3,606,028

Financial — 11.9%
Banks — 5.3%
Bank of America Corp.	27,942	823,171
The Bank of New York Mellon Corp.	2,495	127,220

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
BB&T Corp.	512	$24,852
Capital One Financial Corp.	2,075	196,980
Citigroup, Inc.	12,584	902,776
Citizens Financial Group, Inc.	3,900	150,423
Comerica, Inc.	2,424	218,645
Fifth Third Bancorp	6,321	176,482
The Goldman Sachs Group, Inc.	1,898	425,608
Huntington Bancshares, Inc.	1,110	16,561
JP Morgan Chase & Co.	10,055	1,134,606
KeyCorp	4,872	96,904
M&T Bank Corp.	281	46,236
Morgan Stanley	6,596	307,176
Northern Trust Corp.	2,011	205,383
The PNC Financial Services Group, Inc.	1,945	264,890
Regions Financial Corp.	11,643	213,649
State Street Corp.	1,785	149,547
SunTrust Banks, Inc.	2,500	166,975
SVB Financial Group (a)	560	174,065
US Bancorp	1,129	59,623
Wells Fargo & Co.	2,664	140,020
Zions Bancorporation	649	32,547

		6,054,339

Diversified Financial Services — 2.6%
Alliance Data Systems Corp.	1,200	283,392
American Express Co.	368	39,188
Ameriprise Financial, Inc.	1,065	157,258
BlackRock, Inc.	470	221,525
The Charles Schwab Corp.	3,022	148,531
CME Group, Inc.	5	851
Discover Financial Services	295	22,553
E*TRADE Financial Corp. (a)	1,893	99,174
Franklin Resources, Inc.	948	28,829
Intercontinental Exchange, Inc.	10	749
Invesco Ltd.	323	7,390
Jefferies Financial Group, Inc.	36	791
Mastercard, Inc. Class A	3,330	741,291
Nasdaq, Inc.	22	1,888
Raymond James Financial, Inc.	800	73,640
Synchrony Financial	1,900	59,052
T. Rowe Price Group, Inc.	1,886	205,913
Visa, Inc. Class A	5,580	837,502

		2,929,517

Insurance — 2.9%
Aflac, Inc.	4,490	211,344
The Allstate Corp.	1,786	176,278
American International Group, Inc.	11	586
Aon PLC	706	108,569
Assurant, Inc.	790	85,281
Berkshire Hathaway, Inc. Class B (a)	5,633	1,206,082
Brighthouse Financial, Inc. (a)	29	1,283
Chubb Ltd.	1,114	148,875

	Number of Shares	Value
Cincinnati Financial Corp.	724	$55,610
Everest Re Group Ltd.	450	102,812
The Hartford Financial Services Group, Inc.	890	44,464
Lincoln National Corp.	1,558	105,414
Loews Corp.	3,034	152,398
Marsh & McLennan Cos., Inc.	1,230	101,746
MetLife, Inc.	4,729	220,939
Principal Financial Group, Inc.	1,235	72,359
The Progressive Corp.	1,634	116,079
Prudential Financial, Inc.	2,295	232,529
Torchmark Corp.	480	41,611
The Travelers Cos., Inc.	797	103,379
Unum Group	435	16,995

		3,304,633

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	3,598	158,672

Real Estate Investment Trusts (REITS) — 0.9%
American Tower Corp.	18	2,615
Apartment Investment & Management Co. Class A	64	2,824
AvalonBay Communities, Inc.	424	76,808
Boston Properties, Inc.	7	862
Crown Castle International Corp.	400	44,532
Digital Realty Trust, Inc.	50	5,624
Duke Realty Corp.	1,400	39,718
Equinix, Inc.	20	8,658
Equity Residential	1	66
Essex Property Trust, Inc.	300	74,013
Extra Space Storage, Inc.	800	69,312
Federal Realty Investment Trust	510	64,500
HCP, Inc.	676	17,792
Host Hotels & Resorts, Inc.	4,130	87,143
Iron Mountain, Inc.	73	2,520
Kimco Realty Corp.	510	8,537
Mid-America Apartment Communities, Inc.	10	1,002
Prologis, Inc.	1,816	123,107
Public Storage	27	5,444
Simon Property Group, Inc.	94	16,614
SL Green Realty Corp.	2,710	264,306
Ventas, Inc.	236	12,834
Vornado Realty Trust	265	19,345
Welltower, Inc.	374	24,056
Weyerhaeuser Co.	2,993	96,584

		1,068,816

Savings & Loans — 0.1%
People’s United Financial, Inc.	3,659	62,642

		13,578,619

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 5.3%
Aerospace & Defense — 1.3%
Arconic, Inc.	15	$330
The Boeing Co.	2,426	902,230
General Dynamics Corp.	88	18,015
Harris Corp.	154	26,058
L3 Technologies, Inc.	44	9,355
Lockheed Martin Corp.	241	83,376
Northrop Grumman Corp.	53	16,821
Raytheon Co.	706	145,902
Rockwell Collins, Inc.	7	983
United Technologies Corp.	2,132	298,075

		1,501,145

Building Materials — 0.1%
Johnson Controls International PLC	2,826	98,910
Masco Corp.	94	3,440
Vulcan Materials Co.	8	890

		103,240

Electrical Components & Equipment — 0.1%
AMETEK, Inc.	1,200	94,944
Emerson Electric Co.	943	72,215

		167,159

Electronics — 0.8%
Agilent Technologies, Inc.	773	54,527
Allegion PLC	300	27,171
Amphenol Corp. Class A	672	63,181
Corning, Inc.	5,974	210,882
FLIR Systems, Inc.	435	26,740
Fortive Corp.	836	70,391
Garmin Ltd.	400	28,020
Honeywell International, Inc.	2,215	368,576
PerkinElmer, Inc.	24	2,335
Waters Corp. (a)	300	58,404

		910,227

Engineering & Construction — 0.3%
Fluor Corp.	2,447	142,171
Jacobs Engineering Group, Inc.	2,624	200,736

		342,907

Environmental Controls — 0.1%
Pentair PLC	2,600	112,710
Republic Services, Inc.	87	6,322
Stericycle, Inc. (a)	87	5,105
Waste Management, Inc.	345	31,174

		155,311

Hand & Machine Tools — 0.2%
Snap-on, Inc.	1,165	213,894
Stanley Black & Decker, Inc.	2	293

		214,187

	Number of Shares	Value
Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	1,650	$251,608

Machinery – Diversified — 0.3%
Cummins, Inc.	493	72,012
Deere & Co.	1	150
Dover Corp.	803	71,090
Flowserve Corp.	91	4,977
Rockwell Automation, Inc.	76	14,252
Roper Technologies, Inc.	434	128,555
Xylem, Inc.	701	55,989

		347,025

Miscellaneous – Manufacturing — 0.4%
3M Co.	5	1,053
Eaton Corp. PLC	1,982	171,899
General Electric Co.	86	971
Illinois Tool Works, Inc.	50	7,056
Ingersoll-Rand PLC	1,500	153,450
Parker-Hannifin Corp.	420	77,251
Textron, Inc.	685	48,957

		460,637

Packaging & Containers — 0.3%
Ball Corp.	40	1,760
Packaging Corp. of America	110	12,066
Sealed Air Corp.	47	1,887
WestRock Co.	5,305	283,499

		299,212

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	1,010	258,641

Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	254	24,872
CSX Corp.	4,373	323,821
Expeditors International of Washington, Inc.	84	6,176
FedEx Corp.	6	1,445
Norfolk Southern Corp.	983	177,431
Union Pacific Corp.	2,470	402,190
United Parcel Service, Inc. Class B	1,435	167,536

		1,103,471

		6,114,770

Technology — 12.5%
Computers — 5.2%
Accenture PLC Class A	330	56,166
Apple, Inc.	17,056	3,850,221
Cognizant Technology Solutions Corp. Class A	1,518	117,114
DXC Technology Co.	4,145	387,640
Hewlett Packard Enterprise Co.	16,063	261,988
HP, Inc.	10,463	269,632
International Business Machines Corp.	2,230	337,198
NetApp, Inc.	3,609	309,977

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Seagate Technology PLC	4,700	$222,545
Western Digital Corp.	1,120	65,565

		5,878,046

Office & Business Equipment — 0.0%
Xerox Corp.	143	3,858

Semiconductors — 2.3%
Analog Devices, Inc.	217	20,064
Applied Materials, Inc.	367	14,184
Broadcom, Inc.	1,024	252,651
Intel Corp.	22,111	1,045,629
KLA-Tencor Corp.	1,508	153,379
Lam Research Corp.	183	27,761
Microchip Technology, Inc.	24	1,894
Micron Technology, Inc. (a)	4,433	200,505
NVIDIA Corp.	85	23,887
QUALCOMM, Inc.	5,088	366,489
Skyworks Solutions, Inc.	890	80,732
Texas Instruments, Inc.	3,345	358,885
Xilinx, Inc.	561	44,975

		2,591,035

Software — 5.0%
Activision Blizzard, Inc.	100	8,319
Adobe Systems, Inc. (a)	1,845	498,058
Akamai Technologies, Inc. (a)	2,910	212,867
ANSYS, Inc. (a)	350	65,338
Autodesk, Inc. (a)	47	7,337
Broadridge Financial Solutions, Inc.	890	117,436
CA, Inc.	2,285	100,883
Cadence Design Systems, Inc. (a)	600	27,192
Citrix Systems, Inc. (a)	2,615	290,683
Electronic Arts, Inc. (a)	136	16,387
Fidelity National Information Services, Inc.	860	93,800
Fiserv, Inc. (a)	588	48,439
Intuit, Inc.	819	186,241
Microsoft Corp.	29,291	3,350,012
Oracle Corp.	7,988	411,861
Paychex, Inc.	13	957
Red Hat, Inc. (a)	4	545
salesforce.com, Inc. (a)	1,980	314,879
Synopsys, Inc. (a)	100	9,861

		5,761,095

		14,234,034

Utilities — 1.5%
Electric — 1.5%
AES Corp.	8,277	115,878
Ameren Corp.	1,072	67,772
American Electric Power Co., Inc.	296	20,981
CenterPoint Energy, Inc.	3,535	97,743
CMS Energy Corp.	1,110	54,390
Consolidated Edison, Inc.	909	69,257

	Number of Shares	Value
Dominion Energy, Inc.	362	$25,441
DTE Energy Co.	452	49,327
Duke Energy Corp.	2,186	174,924
Edison International	134	9,069
Entergy Corp.	811	65,796
Eversource Energy	622	38,216
Exelon Corp.	2,923	127,618
FirstEnergy Corp.	166	6,170
NextEra Energy, Inc.	456	76,426
NRG Energy, Inc.	220	8,228
PG&E Corp.	6,923	318,527
Pinnacle West Capital Corp.	250	19,795
PPL Corp.	784	22,940
Public Service Enterprise Group, Inc.	1,209	63,823
SCANA Corp.	1,072	41,690
Sempra Energy	332	37,765
The Southern Co.	3,934	171,522
WEC Energy Group, Inc.	364	24,301
Xcel Energy, Inc.	1,145	54,055

		1,761,654

Gas — 0.0%
NiSource, Inc.	172	4,286

		1,765,940

TOTAL COMMON STOCK (Cost $61,300,515)		73,125,369

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp., 5.100%, 3 mo. USD LIBOR + 3.165%, VRN	5,000	125,000

TOTAL PREFERRED STOCK (Cost $125,000)		125,000

TOTAL EQUITIES (Cost $61,425,515)		73,250,369

	Principal Amount
BONDS & NOTES — 26.1%

CORPORATE DEBT — 9.7%
Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	$15,000	17,694

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.250% 8/15/26	31,000	28,052
4.350% 3/15/24	55,000	54,452

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reynolds American, Inc. 5.850% 8/15/45	$30,000	$32,624

		115,128

Airlines — 0.3%
American Airlines Group, Inc. 5.500% 10/01/19 (b)	202,000	204,777
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	10,463	10,396
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.100% 10/01/29	73,433	73,158
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	15,000	14,971
WestJet Airlines Ltd. 3.500% 6/16/21 (b)	22,000	21,642

		324,944

Auto Manufacturers — 0.3%
Ford Motor Co. 5.291% 12/08/46	15,000	13,360
Ford Motor Credit Co. LLC 3.810% 1/09/24	200,000	190,676
General Motors Co. 4.200% 10/01/27	30,000	28,299
5.150% 4/01/38	20,000	18,601
General Motors Financial Co., Inc. 3.500% 11/07/24	75,000	70,705
3.550% 4/09/21	25,000	24,983
4.150% 6/19/23	35,000	34,860

		381,484

Auto Parts & Equipment — 0.0%
Lear Corp. 5.375% 3/15/24	20,000	20,562

Banks — 1.3%
Associated Banc-Corp. 2.750% 11/15/19	110,000	109,564
Bank of America Corp. 4.183% 11/25/27	60,000	58,562
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	25,000	24,406
4.750% 4/21/45	45,000	45,255
7.750% 5/14/38	20,000	26,995
Bank of Montreal 3.803% VRN 12/15/32 (c)	35,000	32,702
The Bank of Nova Scotia 4.500% 12/16/25	40,000	40,019
4.650% VRN 12/31/99 (c) (g)	60,000	56,287
Barclays Bank PLC 10.179% 6/12/21 (b)	80,000	91,138

	Principal Amount	Value
CIT Group, Inc. 4.750% 2/16/24	$50,000	$50,123
Citigroup, Inc. 5.500% 9/13/25	75,000	79,900
5.875% 1/30/42	20,000	23,244
8.125% 7/15/39	15,000	21,652
Credit Suisse Group AG 4.282% 1/09/28 (b)	250,000	243,146
Fulton Financial Corp. 3.600% 3/16/22	45,000	44,031
The Goldman Sachs Group, Inc. 3.814% VRN 4/23/29 (c)	40,000	38,156
5.950% 1/15/27	80,000	87,483
6.750% 10/01/37	35,000	42,103
JP Morgan Chase & Co. 3.375% 5/01/23	10,000	9,816
3.625% 12/01/27	30,000	28,293
5.600% 7/15/41	45,000	51,943
Morgan Stanley 4.350% 9/08/26	85,000	84,344
SVB Financial Group 3.500% 1/29/25	85,000	82,187
Valley National Bancorp 5.125% 9/27/23	50,000	51,474
Wells Fargo & Co. 5.375% 11/02/43	14,000	15,041
5.606% 1/15/44	15,000	16,569

		1,454,433

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	95,000	96,075
Molson Coors Brewing Co. 4.200% 7/15/46	39,000	34,556
5.000% 5/01/42	5,000	4,958

		135,589

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	15,000	15,897
Celgene Corp. 3.450% 11/15/27	85,000	79,351
4.350% 11/15/47	30,000	26,856

		122,104

Building Materials — 0.3%
CRH America Finance, Inc. 3.950% 4/04/28 (b)	200,000	193,783
Standard Industries, Inc. 5.000% 2/15/27 (b)	81,000	76,241
5.375% 11/15/24 (b)	38,000	37,953
5.500% 2/15/23 (b)	32,000	32,360

		340,337

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 0.2%
Ashland, Inc. 6.875% 5/15/43	$11,000	$11,275
Incitec Pivot Finance LLC 6.000% 12/10/19 (b)	30,000	30,771
The Mosaic Co. 4.050% 11/15/27	44,000	42,566
RPM International, Inc. 3.750% 3/15/27	20,000	19,006
The Sherwin-Williams Co. 4.500% 6/01/47	20,000	19,236
Yara International ASA 4.750% 6/01/28 (b)	75,000	75,505

		198,359

Commercial Services — 0.1%
The ADT Security Corp. 6.250% 10/15/21	140,000	146,861

Computers — 0.0%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (b)	15,000	16,033

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.875% 1/23/28	150,000	139,248
4.500% 5/15/21	105,000	106,629
Affiliated Managers Group, Inc. 3.500% 8/01/25	70,000	66,913
Aircastle Ltd. 4.400% 9/25/23	25,000	25,003
5.000% 4/01/23	50,000	51,352
Ares Finance Co. LLC 4.000% 10/08/24 (b)	85,000	80,377
Discover Financial Services 4.100% 2/09/27	90,000	86,030
Genpact Luxembourg Sarl 3.700% 4/01/22	65,000	63,469
High Street Funding Trust I 4.111% 2/15/28 (b)	145,000	141,419
Lazard Group LLC 3.625% 3/01/27	34,000	31,708
4.500% 9/19/28	20,000	19,671
Legg Mason, Inc. 5.625% 1/15/44	35,000	35,404
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 4.500% 3/15/27 (b)	30,000	29,808

		877,031

Electric — 0.4%
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (b)	25,000	23,580
CMS Energy Corp. 4.700% 3/31/43	25,000	25,289

	Principal Amount	Value
Duke Energy Corp. 3.750% 9/01/46	$35,000	$30,756
Entergy Louisiana LLC 4.950% 1/15/45	40,000	40,254
IPALCO Enterprises, Inc. 3.450% 7/15/20	115,000	114,455
3.700% 9/01/24	25,000	24,248
Nevada Power Co., Series N, 6.650% 4/01/36	20,000	25,281
Pennsylvania Electric Co. 4.150% 4/15/25 (b)	70,000	69,823
Progress Energy, Inc. 7.000% 10/30/31	5,000	6,236
Puget Energy, Inc. 3.650% 5/15/25	5,000	4,824
Xcel Energy, Inc. 6.500% 7/01/36	60,000	76,043

		440,789

Electronics — 0.1%
Arrow Electronics, Inc. 3.250% 9/08/24	25,000	23,629
3.875% 1/12/28	25,000	23,287
4.500% 3/01/23	10,000	10,111

		57,027

Forest Products & Paper — 0.0%
Fibria Overseas Finance Ltd. 4.000% 1/14/25	35,000	32,432

Gas — 0.0%
CenterPoint Energy Resources Corp. 6.250% 2/01/37	35,000	40,118

Health Care – Products — 0.1%
Becton Dickinson & Co. 4.685% 12/15/44	25,000	24,650
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	35,000	32,853

		57,503

Health Care – Services — 0.1%
Advocate Health & Hospitals Corp. 3.829% 8/15/28	25,000	25,218
Humana, Inc. 3.950% 3/15/27	45,000	44,231
4.800% 3/15/47	25,000	25,498

		94,947

Home Builders — 0.0%
Lennar Corp. 4.750% 5/30/25	30,000	29,250

Household Products & Wares — 0.0%
Church & Dwight Co., Inc. 3.150% 8/01/27	10,000	9,259

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Insurance — 0.9%
The Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	$100,000	$103,000
American International Group, Inc. 4.200% 4/01/28	40,000	39,579
4.500% 7/16/44	25,000	23,595
4.750% 4/01/48	15,000	14,746
5.750% VRN 4/01/48 (c)	60,000	58,275
AmTrust Financial Services, Inc. 6.125% 8/15/23	75,000	72,698
Arch Capital Finance LLC 5.031% 12/15/46	30,000	31,347
The Athene Holding Ltd. 4.125% 1/12/28	115,000	107,444
AXIS Specialty Finance PLC 4.000% 12/06/27	60,000	56,755
CNA Financial Corp. 3.450% 8/15/27	25,000	23,148
CNO Financial Group, Inc. 4.500% 5/30/20	60,000	60,600
5.250% 5/30/25	72,000	73,620
Enstar Group Ltd. 4.500% 3/10/22	25,000	25,110
The Progressive Corp. 5.375% VRN 12/31/99 (c) (g)	25,000	24,937
Prudential Financial, Inc. 5.700% VRN 9/15/48 (c)	65,000	64,778
Trinity Acquisition PLC 4.400% 3/15/26	10,000	9,950
USF&G Capital I 8.500% 12/15/45 (b)	35,000	48,181
Voya Financial, Inc. 4.700% VRN 1/23/48 (b) (c)	25,000	22,250
Willis North America, Inc. 4.500% 9/15/28	65,000	64,982
7.000% 9/29/19	21,000	21,718
XLIT Ltd. 4.450% 3/31/25	94,000	93,124

		1,039,837

Internet — 0.0%
Amazon.com, Inc. 4.050% 8/22/47	45,000	44,328

Investment Companies — 0.3%
Ares Capital Corp. 3.500% 2/10/23	75,000	71,668
3.875% 1/15/20	75,000	75,297
BlackRock TCP Capital Corp. 4.125% 8/11/22	70,000	66,464
FS Investment Corp. 4.000% 7/15/19	90,000	90,337

		303,766

	Principal Amount	Value
Iron & Steel — 0.2%
ArcelorMittal 5.125% 6/01/20	$80,000	$81,930
5.250% STEP 8/05/20	60,000	61,768
Vale Overseas Ltd. 5.875% 6/10/21	75,000	78,924
6.875% 11/21/36	35,000	40,642

		263,264

Lodging — 0.1%
MGM Resorts International 6.625% 12/15/21	54,000	57,240

Machinery – Diversified — 0.1%
CNH Industrial Capital LLC 3.875% 10/15/21	95,000	94,734

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (b)	30,000	28,425
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	35,000	37,624
Comcast Corp. 3.400% 7/15/46	45,000	36,410
Discovery Communications LLC 3.950% 3/20/28	35,000	33,248
5.000% 9/20/37	25,000	24,377
Time Warner Cable, Inc. 6.750% 6/15/39	30,000	32,718
8.250% 4/01/19	10,000	10,256
8.750% 2/14/19	10,000	10,207
Warner Media LLC 6.250% 3/29/41	5,000	5,406

		218,671

Mining — 0.2%
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (b)	23,000	22,690
Glencore Funding LLC 3.875% 10/27/27 (b)	25,000	23,176
4.625% 4/29/24 (b)	85,000	85,521
Kinross Gold Corp. 4.500% 7/15/27	31,000	27,708
5.125% 9/01/21	85,000	87,337

		246,432

Miscellaneous – Manufacturing — 0.0%
General Electric Co. 4.125% 10/09/42	60,000	53,516

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 3.875% STEP 9/15/20	20,000	19,725
3.875% STEP 10/01/21	80,000	76,300

		96,025

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas — 0.7%
Anadarko Petroleum Corp. 6.600% 3/15/46	$31,000	$36,456
Andeavor 4.500% 4/01/48	10,000	9,321
Antero Resources Corp. 5.375% 11/01/21	83,000	84,062
Cenovus Energy, Inc. 3.000% 8/15/22	30,000	28,738
4.250% 4/15/27	50,000	48,333
6.750% 11/15/39	15,000	16,916
Continental Resources, Inc. 4.375% 1/15/28	38,000	37,716
Diamondback Energy, Inc. 4.750% 11/01/24 (b)	58,000	58,072
Encana Corp. 6.500% 2/01/38	15,000	17,581
EQT Corp. 3.900% 10/01/27	115,000	107,756
Helmerich & Payne International Drilling Co. 4.650% 3/15/25	45,000	46,019
Marathon Petroleum Corp. 6.500% 3/01/41	35,000	40,956
Nabors Industries, Inc. 5.500% 1/15/23	35,000	34,381
Newfield Exploration Co. 5.750% 1/30/22	25,000	26,156
Patterson-UTI Energy, Inc. 3.950% 2/01/28	22,000	20,354
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	25,000	26,000
Petroleos Mexicanos 3.500% 1/30/23	20,000	18,960
4.625% 9/21/23	10,000	9,910
5.350% 2/12/28 (b)	30,000	28,275
5.500% 1/21/21	60,000	61,915
6.375% 1/23/45	15,000	13,890
6.500% 3/13/27	10,000	10,215
6.625% 6/15/38	5,000	4,800

		786,782

Oil & Gas Services — 0.0%
National Oilwell Varco, Inc. 3.950% 12/01/42	40,000	34,698

Packaging & Containers — 0.1%
Amcor Finance USA, Inc. 3.625% 4/28/26 (b)	95,000	89,887

Pharmaceuticals — 0.4%
AbbVie, Inc. 4.700% 5/14/45	25,000	24,019
Allergan Funding SCS 4.750% 3/15/45	45,000	43,751

	Principal Amount	Value
Bayer US Finance II LLC 4.400% 7/15/44 (b)	$55,000	$48,929
CVS Health Corp. 4.300% 3/25/28	24,000	23,812
5.050% 3/25/48	35,000	35,799
6.125% 9/15/39	10,000	11,349
CVS Pass-Through Trust 5.926% 1/10/34 (b)	49,140	52,660
Express Scripts Holding Co. 4.500% 2/25/26	30,000	30,269
4.800% 7/15/46	30,000	29,280
McKesson Corp. 4.883% 3/15/44	10,000	9,977
6.000% 3/01/41	30,000	33,049
Mylan, Inc. 3.125% 1/15/23 (b)	16,000	15,258
Teva Pharmaceutical Finance IV LLC 2.250% 3/18/20	30,000	29,112
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	13,000	12,789
2.200% 7/21/21	99,000	93,030
4.100% 10/01/46	15,000	10,936

		504,019

Pipelines — 0.8%
Andeavor Logistics LP 6.875% VRN 12/31/99 (c) (g)	40,000	40,180
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.250% 10/15/22	19,000	19,522
Energy Transfer Equity LP 5.875% 1/15/24	30,000	31,575
7.500% 10/15/20	25,000	26,750
Energy Transfer Partners LP 4.200% 4/15/27	30,000	28,977
6.125% 12/15/45	25,000	26,666
6.250% VRN 12/31/99 (c) (g)	60,000	57,750
EnLink Midstream Partners LP 4.150% 6/01/25	50,000	47,411
4.850% 7/15/26	24,000	23,268
Enterprise Products Operating LLC 5.375% VRN 2/15/78 (c)	30,000	27,785
EQT Midstream Partners LP 4.750% 7/15/23	70,000	71,035
Kinder Morgan Energy Partners LP 6.375% 3/01/41	10,000	11,401
6.500% 2/01/37	25,000	28,042
6.550% 9/15/40	15,000	17,177
6.950% 1/15/38	5,000	6,061
Magellan Midstream Partners LP 5.150% 10/15/43	30,000	31,116

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MPLX LP 4.500% 4/15/38	$30,000	$28,275
5.200% 3/01/47	5,000	5,010
5.500% 2/15/23	24,000	24,487
Phillips 66 Partners LP 3.750% 3/01/28	20,000	19,041
4.680% 2/15/45	4,000	3,791
Plains All American Pipeline LP 6.125% VRN 12/31/99 (c) (g)	55,000	53,556
Plains All American Pipeline LP/PAA Finance Corp. 3.650% 6/01/22	32,000	31,608
4.500% 12/15/26	40,000	39,959
4.700% 6/15/44	25,000	22,517
Sabine Pass Liquefaction LLC 4.200% 3/15/28	45,000	43,653
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	30,000	28,483
5.300% 4/01/44	25,000	23,964
Western Gas Partners LP 4.000% 7/01/22	85,000	84,629
4.500% 3/01/28	15,000	14,389

		918,078

Private Equity — 0.1%
Hercules Capital, Inc. 4.625% 10/23/22	70,000	67,365
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250% 2/01/22	30,000	30,750

		98,115

Real Estate Investment Trusts (REITS) — 0.4%
American Tower Corp. 4.400% 2/15/26	25,000	25,029
American Tower Trust #1 3.652% 3/23/48 (b)	50,000	49,041
Crown Castle International Corp. 4.000% 3/01/27	20,000	19,378
Healthcare Trust of America Holdings LP 3.500% 8/01/26	40,000	37,311
Host Hotels & Resorts LP 3.875% 4/01/24	45,000	43,949
Kimco Realty Corp. 3.300% 2/01/25	25,000	23,720
Mid-America Apartments LP 3.600% 6/01/27	25,000	23,820
National Retail Properties, Inc. 4.300% 10/15/28	20,000	19,849
SBA Tower Trust 2.877% 7/10/46 (b)	40,000	39,329
3.168% 4/09/47 (b)	90,000	88,250
UDR, Inc. 3.500% 7/01/27	35,000	33,100

	Principal Amount	Value
Weingarten Realty Investors 3.250% 8/15/26	$15,000	$13,779

		416,555

Retail — 0.1%
Dollar Tree, Inc. 4.200% 5/15/28	45,000	43,708
The Home Depot, Inc. 5.950% 4/01/41	30,000	37,348
QVC, Inc. 4.375% 3/15/23	25,000	24,693
5.125% 7/02/22	10,000	10,131

		115,880

Semiconductors — 0.1%
Marvell Technology Group Ltd. 4.200% 6/22/23	40,000	39,804
Microchip Technology, Inc. 3.922% 6/01/21 (b)	25,000	24,853

		64,657

Software — 0.1%
Microsoft Corp. 4.450% 11/03/45	64,000	68,536

Telecommunications — 0.3%
AT&T, Inc. 3.400% 5/15/25	30,000	28,562
4.750% 5/15/46	30,000	27,409
5.250% 3/01/37	35,000	34,883
CenturyLink, Inc. 6.150% 9/15/19	30,000	30,563
Crown Castle Towers LLC 4.241% 7/15/48 (b)	40,000	40,367
Ericsson LM 4.125% 5/15/22	75,000	74,525
Hughes Satellite Systems Corp. 6.500% 6/15/19	25,000	25,500
Sprint Communications, Inc. 9.250% 4/15/22	65,000	73,775
Verizon Communications, Inc. 4.862% 8/21/46	15,000	14,963
6.550% 9/15/43	34,000	41,357

		391,904

Transportation — 0.0%
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (b)	20,000	20,225

Trucking & Leasing — 0.2%
DAE Funding LLC 4.000% 8/01/20 (b)	25,000	24,719
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (b)	50,000	48,813
5.250% 8/15/22 (b)	90,000	90,787

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.900% 2/01/24 (b)	$70,000	$69,049

		233,368

TOTAL CORPORATE DEBT (Cost $11,255,209)		11,072,401

MUNICIPAL OBLIGATIONS — 0.2%
JobsOhio Beverage System Series B 4.532% 1/01/35	150,000	158,652
State of California BAB 7.550% 4/01/39	45,000	65,681
7.600% 11/01/40	10,000	14,863

		239,196

TOTAL MUNICIPAL OBLIGATIONS (Cost $229,673)		239,196

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.7%
Automobile ABS — 0.4%
First Investors Auto Owner Trust, Series 2016-2A, Class B 2.210% 7/15/22 (b)	80,000	78,859
Hertz Vehicle Financing II LP, Series 2018-1A, Class A 3.290% 2/25/24 (b)	150,000	145,881
Hertz Vehicle Financing LLC 4.030% 7/25/24 (b)	100,000	100,050
Oscar US Funding Trust IV, Series 2016-1A, Class A2B, 1 mo. USD LIBOR + 1.700% 3.858% FRN 7/15/20 (b)	1,923	1,927
Oscar US Funding Trust V, Series 2016-2A, Class A4 2.990% 12/15/23 (b)	110,000	108,985
Oscar US Funding Trust VI, Series 2017-1A, Class A4 3.300% 5/10/24 (b)	30,000	29,853

		465,555

Commercial MBS — 0.7%
Aventura Mall Trust, Series 2018-AVM, Class C, 4.112% VRN 7/05/40 (b) (c)	100,000	98,926
BBCMS 2018-CHRS Mortgage Trust, Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (b) (c)	100,000	99,774
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.658% FRN 7/15/35 (b) (c)	100,000	100,153

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates Series 2013-GAM, Class A1, 1.705% 2/10/28 (b)	$46,859	$46,000
Series 2012-CR4, Class B, 3.703% 10/15/45 (b)	35,000	34,479
Series 2015-CR23, Class C, 4.394% VRN 5/10/48 (c)	35,000	34,363
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A 4.238% 1/10/34 (b)	100,000	102,544
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.928% VRN 7/10/38 (c)	27,650	27,940
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, 5.466% VRN 6/12/47 (c)	18,273	18,283
Morgan Stanley Capital I Trust Series 2018-H3, Class B, 4.620% 7/15/51	20,000	20,341
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (b) (c)	100,000	103,382
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.481% VRN 8/15/39 (c)	2,884	2,898
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class A1, 3.349% 11/15/43 (b)	14,017	14,062
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (c)	30,000	30,409
Series 2018-C45, Class B, 4.556% 6/15/51	10,000	10,208
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class B, 4.311% 8/15/45	40,000	40,715
Series 2011-C3, Class B, 4.740% 3/15/44 (b)	50,000	50,976

		835,453

Home Equity ABS — 0.0%
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + ..720% 2.936% FRN 3/25/35	8,868	8,935

Other ABS — 3.0%
321 Henderson Receivables LLC, Series 2015-1A, Class A 3.260% 9/15/72 (b)	40,217	38,432
American Tower Trust #1, Series 13, Class 2A 3.070% 3/15/48 (b)	50,000	48,513

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Apidos CLO XXV, Series 2016-25A, Class A1, 3 mo. USD LIBOR + 1.460% 3.808% FRN 10/20/28 (b)	$250,000	$250,047
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (b)	68,075	68,297
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (b)	20,583	20,583
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220% 3.539% FRN 8/14/30 (b)	250,000	250,365
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (b)	5,694	5,680
CLI Funding V LLC, Series 2014-1A, Class A 3.290% 6/18/29 (b)	56,436	55,317
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.676% FRN 9/25/34	2,693	2,690
Diamond Resorts Owner Trust Series 2014-1, Class A, 2.540% 5/20/27 (b)	15,561	15,553
Series 2015-1, Class A, 2.730% 7/20/27 (b)	15,169	15,167
Series 2016-1, Class A, 3.080% 11/20/28 (b)	57,942	56,536
Domino’s Pizza Master Issuer LLC, Series 2015-1A, Class A2II 4.474% 10/25/45 (b)	107,525	108,189
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 1.000% FRN 10/15/30 (b) (c) (d)	250,000	250,000
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A 2.730% 4/25/28 (b)	49,860	48,789
Element Rail Leasing II LLC, Series 2015-1A, Class A1 2.707% 2/19/45 (b)	48,713	47,922
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 4.212% 10/15/42 (b)	83,133	83,079
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M6, 1 mo. USD LIBOR + 1.725% 3.941% FRN 1/25/35	80,000	82,885
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645% 2.861% FRN 4/25/35	3,717	3,711

	Principal Amount	Value
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (b)	$92,745	$94,600
Hero Funding Trust, Series 2016-4A, Class A1 3.570% 9/20/47 (b)	89,779	88,100
Hilton Grand Vacations Trust, Series 2013-A, Class A 2.280% 1/25/26 (b)	15,204	15,116
Highbridge Loan Management Ltd., Series 13A-18, Class C, 4.590% FRN 10/15/30 (b) (c) (d)	250,000	250,000
Mariner Finance Issuance Trust, Series 2017-BA, Class A 2.920% 12/20/29 (b)	100,000	98,399
MP CLO III Ltd., Series 2013-1A, Class AR, 3.598% FRN 10/20/30 (b) (c)	250,000	250,127
NRZ Advance Receivables Trust Series 2016-T3, Class AT3, 2.833% 10/16/51 (b)	320,000	311,181
Series 2016-T4, Class AT4, 3.107% 12/15/50 (b)	150,000	148,590
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.610% 3/08/29 (b)	30,754	29,872
Series 2016-A, Class B, 2.910% 3/08/29 (b)	25,628	24,979
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (b)	48,115	47,797
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class B 3.080% 9/20/32 (b)	21,874	21,657
SoFi Consumer Loan Program LLC Series 2015-2, Class A, 3.280% 9/15/23 (b)	31,998	32,027
Series 2017-2, Class A, 3.280% 2/25/26 (b)	54,159	54,022
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 2.750% 11/15/49 (b)	110,000	109,320
Taco Bell Funding LLC, Series 2016-1A, Class A2I 3.832% 5/25/46 (b)	78,800	78,883
Textainer Marine Containers V Ltd., Series 2017-1A, Class A 3.720% 5/20/42 (b)	87,256	86,318
Textainer Marine Containers VII Ltd., Series 2018-1A, Class A 4.110% 7/20/43 (b)	98,800	97,973
Welk Resorts LLC, Series 2015-AA, Class A 2.790% 6/16/31 (b)	19,620	19,173

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wendy’s Funding LLC Series 2015-1A, Class A2II, 4.080% 6/15/45 (b)	$48,500	$48,405
Series 2015-1A, Class A23, 4.497% 6/15/45 (b)	72,750	72,979

		3,431,273

Student Loans ABS — 3.4%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 7/25/58 (b)	100,000	89,895
AccessLex Institute Series 2004-A, Class A3, 28 day ARS 1.699% FRN 7/01/39	100,000	98,647
Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.190% FRN 7/01/38	8,404	8,219
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS FRN1/25/47	35,000	27,525
DRB Prime Student Loan Trust Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 4.116% FRN 10/25/44 (b)	76,407	77,574
Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000% 4.216% FRN 4/25/40 (b)	31,554	32,428
Earnest Student Loan Program LLC Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850% 4.066% FRN 10/27/36 (b)	44,173	45,211
Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 4.266% FRN 2/26/35 (b)	30,137	30,885
ECMC Group Student Loan Trust Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.416% FRN 12/27/66 (b)	77,115	78,156
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.566% FRN 7/26/66 (b)	94,052	95,882
Edlinc Student Loan Funding, Series 2017-A, Class A (Acquired 12/22/17, Cost $99,305), 3.350% FRN 12/01/47 (b) (c) (e) (f)	86,396	85,433
EdLinc Student Loan Funding Trust, Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240% 6.456% FRN 11/26/40 (b)	65,000	77,071
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1, 28 day ARS FRN8/01/43 (b)	50,000	46,505

	Principal Amount	Value
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750% 2.854% FRN 12/01/31	$53,483	$53,565
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950% 3.261% FRN 2/25/42	31,654	31,745
Navient Student Loan Trust Series 2016-1A, Class A, 1 mo. USD LIBOR + .700% 2.916% FRN 2/25/70 (b)	72,303	72,680
Series 2018-1A, Class A3, 2.936% FRN 3/25/67 (b) (c)	100,000	100,453
Series 2014-1, Class A4, 1 mo. USD LIBOR + .750% 2.966% FRN 2/25/39	100,000	98,884
Series 2018-3A, Class A3, 3.016% FRN 3/25/67 (b) (c)	100,000	100,940
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.466% FRN 6/25/65 (b)	83,068	85,170
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.516% FRN 3/25/66 (b)	210,000	217,809
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 3.716% FRN 10/25/58	40,000	40,582
Navient Student Loan Trust 2018-4, Series 2018-4A, Class B, 3.439% FRN 6/27/67 (b) (c)	100,000	99,998
Nelnet Private Education Loan Trust Series 2016-A, Class A1B, 3.600% 12/26/40 (b)	49,218	47,309
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 3.966% FRN 12/26/40 (b)	49,214	49,300
Nelnet Student Loan Trust Series 2005-2, Class A5, 3 mo. USD LIBOR + .100% 2.466% FRN 3/23/37	77,987	77,431
Series 2013-5A, Class A, 1 mo. USD LIBOR + .630% 2.846% FRN 1/25/37 (b)	40,802	40,815
Series 2018-3A, Class A3, 2.966% FRN 9/27/66 (b) (c)	100,000	100,004
Series 2018-1A, Class A2, 2.976% FRN 5/25/66 (b) (c)	100,000	100,514
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 3.166% FRN 11/25/65 (b)	79,678	80,712

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200% 2.514% FRN 2/15/45	$47,072	$43,648
SLM Student Loan Trust Series 2007-1, Class A6, 3 mo. USD LIBOR + .140% 2.475% FRN 1/27/42	200,000	193,280
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.485% FRN 3/25/44	200,000	192,500
Series 2005-4, Class B, 3 mo. USD LIBOR + .180% 2.515% FRN 7/25/55	106,842	101,756
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.545% FRN 10/25/40	157,137	148,980
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.555% FRN 3/25/44	59,259	56,058
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.645% FRN 1/25/55	51,993	49,105
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 2.935% FRN 10/25/65 (b)	250,000	250,036
Series 2005-7, Class A5, 3 mo. USD LIBOR + .750% 3.085% FRN 1/25/40	100,000	99,625
Series 2006-5, Class A6B, 3 mo. USD LIBOR + .750% 3.085% FRN 10/25/40	100,000	99,875
Series 2003-5, Class A9, 28 day ARS + 2.500% 4.480% FRN 6/17/30	50,000	50,000
Series 2003-5, Class A7, 28 day ARS + 2.500% 4.490% FRN 6/17/30	50,000	50,000
SMB Private Education Loan Trust, Series 2017-A, Class B 3.500% 6/17/41 (b)	100,000	91,779
SoFi Professional Loan Program LLC Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 3.416% FRN 6/25/33 (b)	35,743	36,299
Series 2017-A, Class B, 3.440% VRN 3/26/40 (b) (c)	100,000	95,949
South Carolina Student Loan Corp., Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050% 3.385% FRN 10/27/36	100,000	102,009

		3,852,241

	Principal Amount	Value
WL Collateral CMO — 0.2%
Countrywide Home Loans, Inc. Series 2004-2, Class 1A1, 3.715% VRN 2/25/34 (c)	$5,247	$5,274
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (c)	1,123	1,023
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.105% VRN 8/25/34 (c)	1,618	1,607
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.940% VRN 8/25/34 (c)	12,176	11,935
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (b) (c)	87,458	83,949
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.216% VRN 2/25/34 (c)	1,101	1,065
Series 2003-A4, Class IA, 4.544% VRN 7/25/33 (c)	892	894
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, 4.375% VRN 2/25/34 (c)	65	70
PSMC Trust, Series 2018-2, Class A1, 3.500% VRN 6/25/48 (b) (c)	98,205	95,481
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.324% VRN 3/25/34 (c)	6,407	6,439
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.245% FRN 4/25/44	17,988	18,674

		226,411

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,792,184)		8,819,868

SOVEREIGN DEBT OBLIGATIONS — 0.2%
Colombia Government International Bond 6.125% 1/18/41	100,000	113,250
Mexico Government International Bond 4.750% 3/08/44	123,000	117,527

		230,777

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $230,862)		230,777

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 6.9%
Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp. Series 4303, Class AP, 3.000% 8/15/43	$84,164	$83,061
Series 2617, Class Z, 5.500% 5/15/33	46,312	49,703
Series 2693, Class Z, 5.500% 10/15/33	85,308	91,194
Series 3423, Class PB, 5.500% 3/15/38	16,739	18,065
Federal National Mortgage Association Series 2014-7, Class VA, 3.500% 5/25/25	44,106	44,544
Series 2007-32, Class Z, 5.500% 4/25/37	27,066	29,188
Series 2010-60, Class HJ, 5.500% 5/25/40	15,652	16,521
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	22,245	23,473

		355,749

Pass-Through Securities — 6.6%
Federal Home Loan Mortgage Corp.
Pool #U90432 3.500% 11/01/42	14,896	14,758
Pool #Q41916 3.500% 7/01/46	60,202	59,661
Pool #Q44277 3.500% 11/01/46	20,128	19,903
Pool #Q44275 3.500% 11/01/46	40,795	40,416
Pool #V83655 3.500% 12/01/47	261,137	257,240
Pool #V83763 3.500% 12/01/47	310,243	305,614
Pool #V83764 4.000% 12/01/47	240,529	243,329
Pool #V83796 4.000% 12/01/47	404,934	409,458
Pool #Q52834 4.000% 12/01/47	144,946	146,565
Pool #V83962 4.000% 2/01/48	48,258	48,767
Pool #Q57232 4.000% 7/01/48	59,618	60,230
Pool #C03537 4.500% 8/01/40	38,202	39,855
Pool #G06057 4.500% 10/01/40	28,113	29,295
Pool #G60485 4.500% 10/01/41	32,824	34,204
Pool #G60172 4.500% 9/01/43	33,387	34,832
Pool #Q48208 4.500% 5/01/47	22,948	23,719
Pool #Q48869 4.500% 6/01/47	216,300	223,566
Pool #G05253 5.000% 2/01/39	7,289	7,743
Pool #G00729 8.000% 6/01/27	12,043	13,493
Federal Home Loan Mortgage Corp. TBA (d)
Pool # 3376 3.500% 2/29/48	250,000	246,055
Federal National Mortgage Association
Pool #BC9003 3.000% 11/01/46	88,186	84,480
Pool #MA2806 3.000% 11/01/46	437,173	418,799
Pool #BM3564 3.000% 7/01/47	285,670	273,663

	Principal Amount	Value
Pool #AV2325 3.500% 12/01/28	$19,192	$19,346
Pool #AS1304 3.500% 12/01/28	41,010	41,338
Pool #BF0196 3.500% 2/01/41	44,835	44,522
Pool #MA1356 3.500% 2/01/43	301,347	298,487
Pool #BM3994 3.500% 1/01/44	46,944	46,499
Pool #CA1073 3.500% 1/01/48	238,282	234,680
Pool #MA3287 3.500% 2/01/48	241,449	235,837
Pool #888586 1 year CMT + 2.198% 3.976% FRN 10/01/34	14,600	15,142
Pool #CA0181 4.000% 8/01/47	66,850	67,589
Pool #BH9011 4.000% 9/01/47	21,143	21,377
Pool #CA0620 4.000% 10/01/47	69,946	70,719
Pool #BJ0686 4.000% 4/01/48	107,082	108,174
Pool #CA1951 4.000% 7/01/48	123,524	124,783
Pool #CA2039 4.000% 7/01/48	198,153	200,343
Pool #BF0105 4.000% 6/01/56	116,889	118,364
Pool #725692 1 year CMT + 2.138% 4.019% FRN 10/01/33	8,630	9,048
Pool #AH6787 4.500% 3/01/41	30,592	31,903
Pool #CA1952 4.500% 6/01/48	49,477	51,086
Pool #AD6437 5.000% 6/01/40	15,288	16,261
Pool #AD6996 5.000% 7/01/40	106,698	113,120
Pool #AL8173 5.000% 2/01/44	37,860	40,127
Pool #564594 7.000% 1/01/31	6,609	7,351
Pool #253795 7.000% 5/01/31	4,180	4,680
Pool #507061 7.500% 10/01/29	640	718
Pool #527761 7.500% 2/01/30	1,035	1,104
Pool #531196 7.500% 2/01/30	757	849
Pool #253183 7.500% 4/01/30	1,819	2,045
Pool #253265 7.500% 5/01/30	990	1,101
Pool #535248 8.000% 4/01/30	99	113
Pool #539460 8.000% 5/01/30	1,080	1,236
Pool #190317 8.000% 8/01/31	1,275	1,452
Federal National Mortgage Association TBA
Pool #9768 3.000% 4/29/47 (d)	160,000	153,087
Pool #17115 3.500% 1/29/48 (d)	30,000	29,522
Pool #18388 4.000% 3/29/48 (d)	310,000	313,003
Pool #21133 4.500% 4/29/48 (d)	310,000	319,784
Government National Mortgage Association
Pool #783896 3.500% 5/15/44	185,004	184,852
Pool #BF1053 3.500% 12/15/47	24,479	24,329
Pool #AV1854 3.500% 1/15/48	42,853	42,590
Pool #BF1120 3.500% 1/15/48	49,389	49,086
Pool #BF1214 3.500% 2/15/48	49,457	49,154
Pool #BF1245 3.500% 2/15/48	49,449	49,146
Pool #352049 7.000% 10/15/23	600	640
Government National Mortgage Association II
Pool #82462 1 year CMT + 1.500% 3.375% FRN 1/20/40	14,945	15,476
Pool #82488 1 year CMT + 1.500% 3.375% FRN 3/20/40	15,549	16,097

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #784314 3.500% 5/20/43	$38,498	$38,439
Pool #784026 3.500% 12/20/44	50,006	49,867
Pool #BC4641 3.500% 9/20/47	73,607	73,127
Pool #BC4885 3.500% 11/20/47	96,870	96,405
Pool #BD6940 3.500% 12/20/47	48,606	48,289
Pool #BE4328 3.500% 12/20/47	72,530	72,159
Pool #BD3899 3.500% 1/20/48	121,436	120,814
Pool #BE6487 3.500% 1/20/48	24,804	24,642
Pool #BD6461 3.500% 1/20/48	49,382	49,060
Pool #BF1119 3.500% 1/20/48	72,845	72,370
Pool #BF1269 3.500% 2/20/48	39,160	38,905
Pool #AC2985 4.000% 10/20/47	22,768	23,199
Pool #BF1270 4.000% 2/20/48	24,256	24,693
Government National Mortgage Association II TBA
Pool #1635 3.500% 11/29/47 (d)	175,000	173,961
Pool #1367 4.000% 3/29/48 (d)	375,000	381,270

		7,499,005

Whole Loans — 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C05, Class 2M1 1 mo. USD LIBOR + 1.350% 3.566% 1/25/29	17,510	17,557

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $8,061,044)		7,872,311

U.S. TREASURY OBLIGATIONS — 1.4%
U.S. Treasury Bonds & Notes — 1.4%
U.S. Treasury Bond 2.500% 5/15/46	525,000	457,800
U.S. Treasury Note 1.625% 10/31/23	610,000	571,927
1.875% 11/30/21	620,000	601,056

		1,630,783

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,648,470)		1,630,783

TOTAL BONDS & NOTES (Cost $30,217,442)		29,865,336

TOTAL PURCHASED OPTIONS (#) — 0.2% (Cost $245,589)		246,367

	Principal Amount	Value
MUTUAL FUNDS — 9.2%
Diversified Financial Services — 9.2%
iShares China Large-Cap ETF	$2,800	$119,896
iShares MSCI Australia ETF	7,000	154,840
iShares MSCI EAFE ETF	43,430	2,952,806
iShares MSCI France ETF	8,500	266,815
iShares MSCI Germany ETF	7,200	214,128
iShares MSCI India ETF	13,000	422,110
iShares MSCI Italy ETF	2,900	80,214
iShares MSCI Japan ETF	10,300	620,369
iShares MSCI Singapore ETF	1,150	27,910
iShares MSCI South Korea ETF	1,800	122,886
iShares MSCI Spain ETF	3,400	100,674
iShares MSCI Sweden ETF	2,100	68,922
iShares MSCI Switzerland Capped ETF	6,400	222,016
iShares MSCI Turkey Investable Market ETF	1,700	40,477
iShares MSCI United Kingdom ETF	10,500	358,260
Vanguard FTSE Developed Markets ETF	74,840	3,238,327
Vanguard FTSE Emerging Markets ETF	35,200	1,443,200

TOTAL MUTUAL FUNDS (Cost $9,275,224)		10,453,850

TOTAL LONG-TERM INVESTMENTS (Cost $101,163,770)		113,815,922

SHORT-TERM INVESTMENTS — 2.2%
Commercial Paper — 2.2%
Avangrid, Inc. 2.232% 10/02/18 (b)	750,000	749,801
Fedex Corp. 2.438% 10/26/18 (b)	1,000,000	998,095
Reckitt Benckiser Treasury Services PLC 2.436% 10/12/18 (b)	700,000	699,402

		2,447,298

TOTAL SHORT-TERM INVESTMENTS (Cost $2,447,774)		2,447,298

TOTAL INVESTMENTS — 101.8% (Cost $103,611,544) (h)		116,263,220

Other Assets/(Liabilities) — (1.8)%		(2,024,984)

NET ASSETS — 100.0%		$114,238,236

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $11,700,486 or 10.24% of net assets.
(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2018.

(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Investment was valued using significant unobservable inputs.
(f)

Restricted security. Certain securities are restricted as to resale. At September 30, 2018, these securities amounted to a value of $85,433 or 0.07% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(g)	Security is perpetual and has no stated maturity date.
(h)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Swaptions contracts at September 30, 2018:

OTC Counterparty	Units	Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	790,000	USD 790,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.44%	$39,494	$27,106	$(12,388)

Credit Suisse International*	870,000	USD 870,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 2.61%	41,760	33,355	(8,405)

						81,254	60,461	(20,793)

Put
Barclays Bank PLC*	1,620,000	USD 1,620,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.94%	$80,989	$94,167	$13,178

Credit Suisse International*	1,740,000	USD 1,740,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 3.11%	83,346	91,739	8,393

						164,335	185,906	21,571

						$245,589	$246,367	$778

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

Futures contracts at September 30, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	12/19/18	10	$1,601,889	$(59,076)
Mini MSCI EAFE Index	12/21/18	17	1,669,548	9,627
S&P 500 E-Mini Index	12/21/18	13	1,882,606	14,744
U.S. Treasury Note 2 Year	12/31/18	11	2,325,082	(7,004)
U.S. Treasury Note 5 Year	12/31/18	22	2,496,208	(21,724)

				$(63,433)

Short
U.S. Treasury Long Bond	12/19/18	3	$(429,896)	$8,396
U.S. Treasury Note 10 Year	12/19/18	1	(120,396)	1,615
U.S. Treasury Note Ultra 10 Year	12/19/18	2	(253,571)	1,571

				$11,582

Swap agreements at September 30, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps
Goldman Sachs International*	USD	140,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	$(16,597)	$86	$(16,511)
Goldman Sachs International*	USD	20,000	5/11/63	Monthly	3.000%	CMBX.NA.BBB-.6 (Rating: BBB-)†	(756)	(1,602)	(2,358)

							$(17,353)	$(1,516)	$(18,869)

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 100.9%

COMMON STOCK — 100.9%
Basic Materials — 5.0%
Chemicals — 3.6%
Air Products & Chemicals, Inc.	2,300	$384,215
Albemarle Corp.	10	998
Ashland Global Holdings, Inc.	700	58,702
Cabot Corp.	200	12,544
Celanese Corp. Series A	5,110	582,540
CF Industries Holdings, Inc.	2,900	157,876
DowDuPont, Inc.	18,810	1,209,671
Eastman Chemical Co.	3,060	292,903
FMC Corp.	500	43,590
Huntsman Corp.	13,600	370,328
LyondellBasell Industries NV Class A	6,200	635,562
The Mosaic Co.	14,900	483,952
Olin Corp.	12,800	328,704
Praxair, Inc.	5,030	808,472
Westlake Chemical Corp.	4,360	362,360

		5,732,417

Forest Products & Paper — 0.5%
Domtar Corp.	10,237	534,064
International Paper Co.	5,800	285,070

		819,134

Iron & Steel — 0.5%
Nucor Corp.	2,300	145,935
Reliance Steel & Aluminum Co.	4,000	341,160
Steel Dynamics, Inc.	4,200	189,798
United States Steel Corp.	4,390	133,807

		810,700

Mining — 0.4%
Freeport-McMoRan, Inc.	25,731	358,176
Newmont Mining Corp.	7,800	235,560

		593,736

		7,955,987

Communications — 9.6%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	5,200	118,924
Omnicom Group, Inc.	2,300	156,446

		275,370

Internet — 0.1%
eBay, Inc. (a)	7,300	241,046
FireEye, Inc. (a)	700	11,900

		252,946

Media — 2.9%
Charter Communications, Inc. Class A (a)	570	185,751

	Number of Shares	Value
Comcast Corp. Class A	55,200	$1,954,632
Discovery, Inc. Class A (a)	1,500	48,000
Discovery, Inc. Class C (a)	1,328	39,282
DISH Network Corp. Class A (a)	12,800	457,728
John Wiley & Sons, Inc. Class A	3,100	187,860
Liberty Media Corp-Liberty SiriusXM Class A (a)	4,000	173,760
Liberty Media Corp-Liberty SiriusXM Class C (a)	2,100	91,245
News Corp. Class A	2,800	36,932
Tribune Media Co. Class A	11,000	422,730
Twenty-First Century Fox, Inc. Class A	10,900	504,997
Twenty-First Century Fox, Inc. Class B	4,300	197,026
Viacom, Inc. Class A	1,500	54,825
Viacom, Inc. Class B	1,500	50,640
The Walt Disney Co.	1,120	130,973

		4,536,381

Telecommunications — 6.4%
AT&T, Inc.	79,036	2,654,029
CenturyLink, Inc.	14,307	303,308
Cisco Systems, Inc.	77,700	3,780,105
EchoStar Corp. Class A (a)	700	32,459
Juniper Networks, Inc.	3,600	107,892
LogMeIn, Inc.	20	1,782
Motorola Solutions, Inc.	320	41,645
T-Mobile US, Inc. (a)	50	3,509
Telephone & Data Systems, Inc.	5,618	170,956
Verizon Communications, Inc.	58,100	3,101,959

		10,197,644

		15,262,341

Consumer, Cyclical — 8.5%
Airlines — 1.2%
Alaska Air Group, Inc.	1,400	96,404
American Airlines Group, Inc.	10,000	413,300
Copa Holdings SA Class A	380	30,339
Delta Air Lines, Inc.	8,000	462,640
JetBlue Airways Corp. (a)	8,800	170,368
United Continental Holdings, Inc. (a)	8,200	730,292

		1,903,343

Apparel — 0.2%
Columbia Sportswear Co.	100	9,307
Michael Kors Holdings Ltd. (a)	2,400	164,544
PVH Corp.	400	57,760
Ralph Lauren Corp.	980	134,799
VF Corp.	100	9,345

		375,755

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.9%
Ford Motor Co.	49,200	$455,100
General Motors Co.	19,200	646,464
PACCAR, Inc.	4,900	334,131

		1,435,695

Auto Parts & Equipment — 0.6%
Adient PLC	62	2,437
BorgWarner, Inc.	7,700	329,406
The Goodyear Tire & Rubber Co.	3,400	79,526
Lear Corp.	3,200	464,000
Visteon Corp. (a)	30	2,787

		878,156

Distribution & Wholesale — 0.2%
HD Supply Holdings, Inc. (a)	5,100	218,229
WESCO International, Inc. (a)	1,200	73,740

		291,969

Entertainment — 0.1%
Cinemark Holdings, Inc.	3,500	140,700
Dolby Laboratories, Inc. Class A	800	55,976

		196,676

Food Services — 0.0%
Aramark	400	17,208

Home Builders — 0.4%
D.R. Horton, Inc.	2,000	84,360
Lennar Corp. Class A	70	3,268
Lennar Corp. Class B	49	1,887
PulteGroup, Inc.	22,400	554,848
Toll Brothers, Inc.	1,200	39,636

		683,999

Home Furnishing — 0.1%
Whirlpool Corp.	970	115,188

Leisure Time — 0.2%
Brunswick Corp.	500	33,510
Carnival Corp.	1,900	121,163
Harley-Davidson, Inc.	900	40,770
Norwegian Cruise Line Holdings Ltd. (a)	1,700	97,631

		293,074

Lodging — 0.3%
Extended Stay America, Inc.	300	6,069
Hyatt Hotels Corp. Class A	800	63,672
Las Vegas Sands Corp.	3,400	201,722
MGM Resorts International	5,600	156,296

		427,759

Retail — 4.3%
AutoNation, Inc. (a)	7,100	295,005
AutoZone, Inc. (a)	190	147,383
Best Buy Co., Inc.	6,200	492,032
Dick’s Sporting Goods, Inc.	8,800	312,224

	Number of Shares	Value
Foot Locker, Inc.	10,100	$514,898
The Gap, Inc.	400	11,540
Kohl’s Corp.	5,000	372,750
Macy’s, Inc.	14,644	508,586
McDonald’s Corp.	1,000	167,290
The Michaels Cos., Inc. (a)	3,000	48,690
Nu Skin Enterprises, Inc. Class A	7,200	593,424
Penske Automotive Group, Inc.	7,200	341,208
Qurate Retail, Inc. (a)	4,800	106,608
Target Corp.	6,700	591,007
Tiffany & Co.	500	64,485
Walgreens Boots Alliance, Inc.	6,439	469,403
Walmart, Inc.	13,400	1,258,394
Williams-Sonoma, Inc.	4,100	269,452
Yum China Holdings, Inc.	8,300	291,413

		6,855,792

		13,474,614

Consumer, Non-cyclical — 17.4%
Agriculture — 0.0%
Bunge Ltd.	300	20,613
Philip Morris International, Inc.	60	4,892

		25,505

Beverages — 0.2%
The Coca-Cola Co.	1,400	64,666
Molson Coors Brewing Co. Class B	3,160	194,340
PepsiCo, Inc.	240	26,832

		285,838

Biotechnology — 1.5%
Amgen, Inc.	2,630	545,173
Bio-Rad Laboratories, Inc. Class A (a)	10	3,130
Biogen, Inc. (a)	1,270	448,704
Gilead Sciences, Inc.	10,800	833,868
United Therapeutics Corp. (a)	4,590	586,969

		2,417,844

Commercial Services — 1.2%
Booz Allen Hamilton Holding Corp.	900	44,667
CoreLogic, Inc. (a)	400	19,764
Graham Holdings Co. Class B	1,016	588,569
H&R Block, Inc.	19,900	512,425
ManpowerGroup, Inc.	930	79,943
Sabre Corp.	2,000	52,160
The Western Union Co.	32,200	613,732

		1,911,260

Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co.	2,400	160,680
The Procter & Gamble Co.	15,710	1,307,543

		1,468,223

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods — 1.3%
Conagra Brands, Inc.	8,600	$292,142
General Mills, Inc.	9,100	390,572
Ingredion, Inc.	160	16,793
The J.M. Smucker Co.	1,780	182,646
The Kraft Heinz Co.	400	22,044
The Kroger Co.	10,100	294,011
Lamb Weston Holdings, Inc.	33	2,198
Mondelez International, Inc. Class A	3,150	135,324
Pilgrim’s Pride Corp. (a)	7,200	130,248
Pinnacle Foods, Inc.	100	6,481
Post Holdings, Inc. (a)	300	29,412
Seaboard Corp.	30	111,301
Tyson Foods, Inc. Class A	4,700	279,791
US Foods Holding Corp. (a)	5,400	166,428

		2,059,391

Health Care – Products — 1.5%
Abbott Laboratories	8,000	586,880
Baxter International, Inc.	4,600	354,614
Danaher Corp.	2,780	302,075
Hologic, Inc. (a)	100	4,098
Medtronic PLC	9,369	921,629
QIAGEN NV (a)	3,000	113,640
STERIS PLC	400	45,760
Zimmer Biomet Holdings, Inc.	390	51,273

		2,379,969

Health Care – Services — 2.2%
Aetna, Inc.	1,921	389,675
Anthem, Inc.	2,670	731,713
Centene Corp. (a)	1,660	240,335
Cigna Corp.	2,290	476,893
HCA Healthcare, Inc.	1,210	168,335
Humana, Inc.	860	291,127
IQVIA Holdings, Inc. (a)	3,430	445,008
Molina Healthcare, Inc. (a)	870	129,369
Quest Diagnostics, Inc.	10	1,079
WellCare Health Plans, Inc. (a)	1,950	624,956

		3,498,490

Household Products & Wares — 0.1%
Kimberly-Clark Corp.	770	87,503

Pharmaceuticals — 8.5%
Allergan PLC	3,490	664,775
Bristol-Myers Squibb Co.	7,800	484,224
Cardinal Health, Inc.	3,300	178,200
CVS Health Corp.	13,180	1,037,530
Eli Lilly & Co.	5,300	568,743
Express Scripts Holding Co. (a)	8,600	817,086
Herbalife Nutrition Ltd. (a)	11,500	627,325
Johnson & Johnson	26,580	3,672,559
McKesson Corp.	1,430	189,689
Merck & Co., Inc.	15,528	1,101,556
Mylan NV (a)	11,300	413,580

	Number of Shares	Value
Perrigo Co. PLC	1,300	$92,040
Pfizer, Inc.	80,915	3,565,924

		13,413,231

		27,547,254

Diversified — 0.3%
Holding Company – Diversified — 0.3%
Spectrum Brands Holdings, Inc.	7,300	545,456

Energy — 9.7%
Energy – Alternate Sources — 0.3%
First Solar, Inc. (a)	11,000	532,620

Oil & Gas — 9.1%
Anadarko Petroleum Corp.	6,300	424,683
Andeavor	1,560	239,460
Apache Corp.	28	1,335
Chevron Corp.	18,975	2,320,263
CNX Resources Corp. (a)	27,400	392,094
ConocoPhillips	18,248	1,412,395
Devon Energy Corp.	50	1,997
Diamondback Energy, Inc.	60	8,111
EOG Resources, Inc.	1,590	202,836
Extraction Oil & Gas, Inc. (a)	35,200	397,408
Exxon Mobil Corp.	33,590	2,855,822
Hess Corp.	2,300	164,634
HollyFrontier Corp.	5,600	391,440
Marathon Oil Corp.	25,200	586,656
Marathon Petroleum Corp.	9,240	738,923
Murphy Oil Corp.	1,700	56,678
Newfield Exploration Co. (a)	15,500	446,865
Noble Energy, Inc.	80	2,495
Occidental Petroleum Corp.	7,130	585,872
PBF Energy, Inc. Class A	5,200	259,532
Phillips 66	8,760	987,427
Pioneer Natural Resources Co.	840	146,320
QEP Resources, Inc. (a)	5,000	56,600
SM Energy Co.	20,900	658,977
Transocean Ltd. (a)	15,200	212,040
Valero Energy Corp.	6,934	788,743
Whiting Petroleum Corp. (a)	750	39,780
WPX Energy, Inc. (a)	66	1,328

		14,380,714

Oil & Gas Services — 0.2%
Apergy Corp. (a)	2,150	93,654
Baker Hughes a GE Co.	3	101
National Oilwell Varco, Inc.	6,500	280,020
Schlumberger Ltd.	40	2,437

		376,212

Pipelines — 0.1%
Kinder Morgan, Inc.	4,000	70,920
The Williams Cos., Inc.	1,100	29,909

		100,829

		15,390,375

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 28.9%
Banks — 15.5%
Associated Banc-Corp.	4,050	$105,300
Bank of America Corp.	120,073	3,537,351
Bank of Hawaii Corp.	820	64,706
The Bank of New York Mellon Corp.	6,350	323,786
BankUnited, Inc.	6,600	233,640
BB&T Corp.	6,319	306,724
BOK Financial Corp.	1,600	155,648
Capital One Financial Corp.	8,750	830,637
CIT Group, Inc.	7,100	366,431
Citigroup, Inc.	35,871	2,573,386
Citizens Financial Group, Inc.	11,600	447,412
Comerica, Inc.	2,600	234,520
Commerce Bancshares, Inc.	1,066	70,377
Cullen/Frost Bankers, Inc.	1,470	153,527
East West Bancorp, Inc.	2,900	175,073
F.N.B. Corp.	4,000	50,880
Fifth Third Bancorp	20,160	562,867
First Horizon National Corp.	716	12,358
The Goldman Sachs Group, Inc.	6,380	1,430,651
Huntington Bancshares, Inc.	12,871	192,035
JP Morgan Chase & Co.	38,677	4,364,313
KeyCorp	17,096	340,039
M&T Bank Corp.	2,355	387,492
Morgan Stanley	20,000	931,400
Northern Trust Corp.	3,530	360,519
PacWest Bancorp	2,400	114,360
The PNC Financial Services Group, Inc.	5,426	738,967
Popular, Inc.	12,800	656,000
Prosperity Bancshares, Inc.	900	62,415
Regions Financial Corp.	32,460	595,641
State Street Corp.	3,000	251,340
SunTrust Banks, Inc.	10,100	674,579
SVB Financial Group (a)	900	279,747
Synovus Financial Corp.	2,871	131,463
TCF Financial Corp.	5,000	119,050
US Bancorp	4,290	226,555
Webster Financial Corp.	1,200	70,752
Wells Fargo & Co.	41,953	2,205,050
Western Alliance Bancorp (a)	200	11,378
Wintrust Financial Corp.	1,400	118,916
Zions Bancorporation	950	47,643

		24,514,928

Diversified Financial Services — 2.1%
Air Lease Corp.	1,600	73,408
Ally Financial, Inc.	18,800	497,260
American Express Co.	470	50,050
Ameriprise Financial, Inc.	3,000	442,980
CME Group, Inc.	1,670	284,251
Credit Acceptance Corp. (a)	120	52,568

	Number of Shares	Value
Discover Financial Services	2,700	$206,415
E*TRADE Financial Corp. (a)	2,500	130,975
Franklin Resources, Inc.	2,600	79,066
Intercontinental Exchange, Inc.	35	2,621
Invesco Ltd.	3,900	89,232
Lazard Ltd. Class A	1,100	52,943
Legg Mason, Inc.	4,600	143,658
Navient Corp.	23,500	316,780
OneMain Holdings, Inc. (a)	2,200	73,942
Raymond James Financial, Inc.	600	55,230
Santander Consumer USA Holdings, Inc.	18,700	374,748
SLM Corp. (a)	6,600	73,590
Synchrony Financial	10,800	335,664
T. Rowe Price Group, Inc.	610	66,600

		3,401,981

Insurance — 6.6%
Aflac, Inc.	9,300	437,751
Alleghany Corp.	165	107,668
The Allstate Corp.	5,900	582,330
American Financial Group, Inc.	250	27,743
American International Group, Inc.	2	107
American National Insurance Co.	1,720	222,379
Arch Capital Group Ltd. (a)	1,200	35,772
Assurant, Inc.	820	88,519
Assured Guaranty Ltd.	1,200	50,676
Athene Holding Ltd. Class A (a)	8,100	418,446
Axis Capital Holdings Ltd.	4,700	271,237
Berkshire Hathaway, Inc. Class B (a)	18,420	3,943,906
Brighthouse Financial, Inc. (a)	30	1,327
Chubb Ltd.	231	30,871
Cincinnati Financial Corp.	320	24,579
CNA Financial Corp.	400	18,260
Everest Re Group Ltd.	120	27,416
Fidelity National Financial, Inc.	2,557	100,618
First American Financial Corp.	2,700	139,293
The Hanover Insurance Group, Inc.	1,260	155,446
The Hartford Financial Services Group, Inc.	6,090	304,256
Lincoln National Corp.	3,398	229,909
Loews Corp.	4,220	211,971
Markel Corp. (a)	5	5,943
Mercury General Corp.	90	4,514
MetLife, Inc.	19,540	912,909
Old Republic International Corp.	4,300	96,234
Principal Financial Group, Inc.	4,300	251,937
Prudential Financial, Inc.	5,960	603,867
Reinsurance Group of America, Inc.	770	111,311
RenaissanceRe Holdings Ltd.	1,230	164,303
Torchmark Corp.	890	77,154
The Travelers Cos., Inc.	809	104,935
Unum Group	2,600	101,582

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Voya Financial, Inc.	8,800	$437,096
W.R. Berkley Corp.	900	71,937
White Mountains Insurance Group Ltd.	3	2,808

		10,377,010

Real Estate — 0.3%
CBRE Group, Inc. Class A (a)	4,200	185,220
Jones Lang LaSalle, Inc.	2,380	343,482

		528,702

Real Estate Investment Trusts (REITS) — 4.2%
AGNC Investment Corp.	26,900	501,147
Alexandria Real Estate Equities, Inc.	20	2,516
American Campus Communities, Inc.	100	4,116
Annaly Capital Management, Inc.	44,960	459,941
Apartment Investment & Management Co. Class A	100	4,413
Apple Hospitality REIT, Inc.	2,500	43,725
AvalonBay Communities, Inc.	324	58,693
Boston Properties, Inc.	50	6,155
Brixmor Property Group, Inc.	3,300	57,783
Camden Property Trust	100	9,357
Chimera Investment Corp.	19,420	352,085
Columbia Property Trust, Inc.	19,700	465,708
Digital Realty Trust, Inc.	30	3,374
Duke Realty Corp.	900	25,533
EPR Properties	900	61,569
Equity Commonwealth (a)	67	2,150
Equity Residential	800	53,008
Essex Property Trust, Inc.	113	27,878
Gaming and Leisure Properties, Inc.	1,000	35,250
HCP, Inc.	600	15,792
Highwoods Properties, Inc.	800	37,808
Hospitality Properties Trust	540	15,574
Host Hotels & Resorts, Inc.	3	63
Hudson Pacific Properties, Inc.	1,300	42,536
JBG SMITH Properties	19	700
Kilroy Realty Corp.	100	7,169
Kimco Realty Corp.	200	3,348
Liberty Property Trust	2,170	91,682
Life Storage, Inc.	3,500	333,060
The Macerich Co.	1,882	104,056
Medical Properties Trust, Inc.	19,100	284,781
MFA Financial, Inc.	6,300	46,305
Mid-America Apartment Communities, Inc.	183	18,333
National Retail Properties, Inc.	300	13,446
New Residential Investment Corp.	34,500	614,790
Omega Healthcare Investors, Inc.	400	13,108
Park Hotels & Resorts, Inc.	18,600	610,452
Prologis, Inc.	693	46,978
Rayonier, Inc.	5,100	172,431
Realty Income Corp.	600	34,134

	Number of Shares	Value
Senior Housing Properties Trust	3,600	$63,216
SL Green Realty Corp.	1,180	115,085
Spirit Realty Capital, Inc.	5,200	41,912
Starwood Property Trust, Inc.	8,300	178,616
Two Harbors Investment Corp.	49,750	742,767
UDR, Inc.	3,100	125,333
Uniti Group, Inc. (a)	72	1,451
Ventas, Inc.	900	48,942
Vornado Realty Trust	38	2,774
Weingarten Realty Investors	900	26,784
Welltower, Inc.	600	38,592
Weyerhaeuser Co.	14,700	474,369
WP Carey, Inc.	800	51,448

		6,592,236

Savings & Loans — 0.2%
New York Community Bancorp, Inc.	90	933
People’s United Financial, Inc.	4,200	71,904
Sterling Bancorp	8,500	187,000

		259,837

		45,674,694

Industrial — 7.5%
Aerospace & Defense — 0.7%
Curtiss-Wright Corp.	1,080	148,413
Lockheed Martin Corp.	160	55,354
United Technologies Corp.	6,990	977,272

		1,181,039

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.	200	10,472
Johnson Controls International PLC	13,029	456,015
Owens Corning	2,300	124,821
USG Corp. (a)	1,000	43,310

		634,618

Electrical Components & Equipment — 0.6%
AMETEK, Inc.	3,400	269,008
Emerson Electric Co.	3,200	245,056
Energizer Holdings, Inc.	7,500	439,875

		953,939

Electronics — 1.1%
Agilent Technologies, Inc.	1,100	77,594
Arrow Electronics, Inc. (a)	500	36,860
Corning, Inc.	9,000	317,700
FLIR Systems, Inc.	2,400	147,528
Garmin Ltd.	800	56,040
Gentex Corp.	1,400	30,044
Honeywell International, Inc.	4,120	685,568
Jabil, Inc.	2,300	62,284
Keysight Technologies, Inc. (a)	2,400	159,072
nVent Electric PLC	1,519	41,256
PerkinElmer, Inc.	810	78,789

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trimble, Inc. (a)	600	$26,076

		1,718,811

Engineering & Construction — 0.7%
AECOM (a)	19,811	647,027
Fluor Corp.	4,600	267,260
Jacobs Engineering Group, Inc.	2,000	153,000

		1,067,287

Environmental Controls — 0.3%
Pentair PLC	10,419	451,664
Republic Services, Inc.	290	21,071
Waste Management, Inc.	340	30,722

		503,457

Hand & Machine Tools — 0.4%
Regal Beloit Corp.	2,500	206,125
Snap-on, Inc.	1,910	350,676
Stanley Black & Decker, Inc.	5	732

		557,533

Machinery - Construction & Mining — 0.3%
Caterpillar, Inc.	360	54,896
Oshkosh Corp.	300	21,372
Terex Corp.	9,300	371,163

		447,431

Machinery – Diversified — 0.7%
AGCO Corp.	1,066	64,802
Cummins, Inc.	1,040	151,913
Dover Corp.	900	79,677
Gates Industrial Corp. PLC (a)	8,900	173,550
GrafTech International Ltd.	15,900	310,209
IDEX Corp.	810	122,035
Roper Technologies, Inc.	530	156,991
Xylem, Inc.	1,100	87,857

		1,147,034

Miscellaneous - Manufacturing — 1.0%
AptarGroup, Inc.	600	64,644
Carlisle Cos., Inc.	760	92,568
Crane Co.	820	80,647
Eaton Corp. PLC	6,772	587,336
General Electric Co.	90	1,016
Ingersoll-Rand PLC	1,500	153,450
ITT, Inc.	1,000	61,260
Parker-Hannifin Corp.	1,200	220,716
Textron, Inc.	3,400	242,998
Trinity Industries, Inc.	3,900	142,896

		1,647,531

Packaging & Containers — 0.5%
Ardagh Group SA	200	3,338
Ball Corp.	100	4,399
Bemis Co., Inc.	60	2,916
Owens-Illinois, Inc. (a)	5,500	103,345
Sealed Air Corp.	700	28,105

	Number of Shares	Value
Sonoco Products Co.	2,100	$116,550
WestRock Co.	9,040	483,098

		741,751

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	460	117,797

Transportation — 0.7%
CSX Corp.	6,600	488,730
Norfolk Southern Corp.	3,360	606,480
Ryder System, Inc.	90	6,576
Union Pacific Corp.	320	52,106

		1,153,892

		11,872,120

Technology — 9.2%
Computers — 2.7%
Amdocs Ltd.	3,000	197,940
Conduent, Inc. (a)	27,651	622,701
Dell Technologies ,Inc. Class V (a)	3,400	330,208
DXC Technology Co.	8,300	776,216
Hewlett Packard Enterprise Co.	41,200	671,972
HP, Inc.	27,800	716,406
International Business Machines Corp.	4,320	653,227
Leidos Holdings, Inc.	1,650	114,114
Teradata Corp. (a)	600	22,626
Western Digital Corp.	3,336	195,289

		4,300,699

Office & Business Equipment — 0.0%
Xerox Corp.	714	19,264

Semiconductors — 4.4%
Analog Devices, Inc.	1,700	157,182
Broadcom, Inc.	1,170	288,674
Cypress Semiconductor Corp.	4,400	63,756
Intel Corp.	74,100	3,504,189
Micron Technology, Inc. (a)	6,600	298,518
NXP Semiconductor NV	1,960	167,580
QUALCOMM, Inc.	28,200	2,031,246
Teradyne, Inc.	10,100	373,498

		6,884,643

Software — 2.1%
Akamai Technologies, Inc. (a)	3,300	241,395
CA, Inc.	3,990	176,158
The Dun & Bradstreet Corp.	2,930	417,554
Fidelity National Information Services, Inc.	570	62,170
Microsoft Corp.	4,840	553,551
Oracle Corp.	34,600	1,783,976
SS&C Technologies Holdings, Inc	100	5,683
Synopsys, Inc. (a)	523	51,573

		3,292,060

		14,496,666

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 4.8%
Electric — 4.7%
AES Corp.	29,500	$413,000
Alliant Energy Corp.	600	25,542
Ameren Corp.	2,360	149,199
American Electric Power Co., Inc.	2,830	200,591
CenterPoint Energy, Inc.	7,900	218,435
CMS Energy Corp.	2,300	112,700
Consolidated Edison, Inc.	2,260	172,189
Dominion Energy, Inc.	2,500	175,700
DTE Energy Co.	460	50,200
Duke Energy Corp.	8,914	713,298
Edison International	680	46,022
Entergy Corp.	3,300	267,729
Evergy, Inc.	4,260	233,959
Eversource Energy	4,881	299,889
Exelon Corp.	2,875	125,523
FirstEnergy Corp.	2,727	101,363
Hawaiian Electric Industries, Inc.	9,100	323,869
NextEra Energy, Inc.	932	156,203
NRG Energy, Inc.	11,800	441,320
OGE Energy Corp.	3,600	130,752
PG&E Corp.	13,230	608,712
Pinnacle West Capital Corp.	160	12,669
PPL Corp.	14,000	409,640
Public Service Enterprise Group, Inc.	4,800	253,392
SCANA Corp.	2,520	98,003
Sempra Energy	840	95,550
The Southern Co.	19,050	830,580
Vistra Energy Corp. (a)	23,900	594,632
WEC Energy Group, Inc.	920	61,419
Xcel Energy, Inc.	1,520	71,759

		7,393,839

Gas — 0.1%
Atmos Energy Corp.	250	23,477
National Fuel Gas Co.	1,150	64,469
NiSource, Inc.	490	12,211
UGI Corp.	435	24,134
Vectren Corp.	150	10,724

		135,015

	Number of Shares	Value
Water — 0.0%
Aqua America, Inc.	25	$922

		7,529,776

TOTAL COMMON STOCK (Cost $145,134,097)		159,749,283

TOTAL EQUITIES (Cost $145,134,097)		159,749,283

TOTAL LONG-TERM INVESTMENTS (Cost $145,134,097)		159,749,283

TOTAL INVESTMENTS — 100.9% (Cost $145,134,097) (b)		159,749,283

Other Assets/(Liabilities) — (0.9)%		(1,456,864)

NET ASSETS — 100.0%		$158,292,419

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 0.7%
Chemicals — 0.7%
PPG Industries, Inc.	8,924	$973,877

Communications — 11.5%
Internet — 6.0%
Amazon.com, Inc. (a)	2,573	5,153,719
Facebook, Inc. Class A (a)	20,946	3,444,779

		8,598,498

Media — 1.4%
Comcast Corp. Class A	57,722	2,043,936

Telecommunications — 4.1%
Motorola Solutions, Inc.	29,490	3,837,829
Verizon Communications, Inc.	38,350	2,047,506

		5,885,335

		16,527,769

Consumer, Cyclical — 9.0%
Airlines — 0.3%
Alaska Air Group, Inc.	7,070	486,840

Auto Parts & Equipment — 0.6%
Aptiv PLC	9,234	774,733

Distribution & Wholesale — 1.0%
Fastenal Co.	25,190	1,461,524

Home Builders — 0.2%
NVR, Inc. (a)	120	296,496

Retail — 6.9%
Best Buy Co., Inc.	36,210	2,873,625
Lowe’s Cos., Inc.	27,990	3,213,812
McDonald’s Corp.	7,337	1,227,407
O’Reilly Automotive, Inc. (a)	4,960	1,722,707
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,960	835,075

		9,872,626

		12,892,219

Consumer, Non-cyclical — 22.9%
Agriculture — 1.3%
Philip Morris International, Inc.	22,939	1,870,446

Beverages — 1.6%
PepsiCo, Inc.	20,229	2,261,602

Biotechnology — 2.3%
Celgene Corp. (a)	7,092	634,663
Exact Sciences Corp. (a)	12,570	992,025
Gilead Sciences, Inc.	22,220	1,715,606

		3,342,294

Commercial Services — 3.3%
Ecolab, Inc.	10,370	1,625,809

	Number of Shares	Value
Nielsen Holdings PLC	28,150	$778,629
S&P Global, Inc.	11,780	2,301,694

		4,706,132

Foods — 1.1%
The Kraft Heinz Co.	29,870	1,646,136

Health Care – Products — 1.9%
Boston Scientific Corp. (a)	40,863	1,573,226
Zimmer Biomet Holdings, Inc.	8,320	1,093,830

		2,667,056

Health Care – Services — 6.4%
DaVita, Inc. (a)	37,030	2,652,459
Laboratory Corp. of America Holdings (a)	8,250	1,432,860
UnitedHealth Group, Inc.	19,369	5,152,928

		9,238,247

Household Products & Wares — 2.0%
Church & Dwight Co., Inc.	47,980	2,848,572

Pharmaceuticals — 3.0%
Merck & Co., Inc.	59,801	4,242,283

		32,822,768

Energy — 5.3%
Oil & Gas — 3.4%
Exxon Mobil Corp.	17,300	1,470,846
Suncor Energy, Inc.	87,298	3,377,560

		4,848,406

Pipelines — 1.9%
Magellan Midstream Partners LP (b)	40,974	2,774,759

		7,623,165

Financial — 20.0%
Banks — 6.9%
The Bank of New York Mellon Corp.	45,537	2,321,932
JP Morgan Chase & Co.	46,580	5,256,087
SunTrust Banks, Inc.	24,888	1,662,270
Wells Fargo & Co.	12,190	640,706

		9,880,995

Diversified Financial Services — 5.4%
CME Group, Inc.	12,215	2,079,115
Discover Financial Services	12,318	941,711
Intercontinental Exchange, Inc.	40,570	3,038,287
Visa, Inc. Class A	11,390	1,709,525

		7,768,638

Insurance — 5.3%
AXA Equitable Holdings, Inc.	89,305	1,915,592
Berkshire Hathaway, Inc. Class B (a)	8,880	1,901,297
Marsh & McLennan Cos., Inc.	24,213	2,002,899
The Progressive Corp.	25,190	1,789,498

		7,609,286

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 2.4%
Mid-America Apartment Communities, Inc.	8,761	$877,677
Prologis, Inc.	39,125	2,652,284

		3,529,961

		28,788,880

Industrial — 7.7%
Aerospace & Defense — 2.5%
Lockheed Martin Corp.	10,333	3,574,805

Electronics — 1.7%
Agilent Technologies, Inc.	33,604	2,370,426

Environmental Controls — 1.0%
Republic Services, Inc.	19,534	1,419,341

Miscellaneous – Manufacturing — 1.1%
Illinois Tool Works, Inc.	11,670	1,646,870

Transportation — 1.4%
Union Pacific Corp.	12,730	2,072,826

		11,084,268

Technology — 18.5%
Computers — 7.9%
Amdocs Ltd.	35,059	2,313,193
Apple, Inc.	22,312	5,036,711
DXC Technology Co.	22,130	2,069,597
NetApp, Inc.	12,730	1,093,380
Western Digital Corp.	14,698	860,421

		11,373,302

Semiconductors — 1.5%
Applied Materials, Inc.	34,203	1,321,946
Microchip Technology, Inc. (c)	10,730	846,704

		2,168,650

Software — 9.1%
Activision Blizzard, Inc.	20,480	1,703,731
Cerner Corp. (a)	15,505	998,677
First Data Corp. Class A (a)	49,508	1,211,461
Microsoft Corp.	70,980	8,117,983
ServiceNow, Inc. (a)	4,860	950,762

		12,982,614

		26,524,566

Utilities — 2.0%
Electric — 1.0%
Duke Energy Corp.	17,560	1,405,151

Gas — 1.0%
National Grid PLC	146,767	1,513,371

		2,918,522

TOTAL COMMON STOCK (Cost $119,165,059)		140,156,034

TOTAL EQUITIES (Cost $119,165,059)		140,156,034

	Number of Shares	Value

MUTUAL FUNDS — 0.6%
Diversified Financial Services — 0.6%
State Street Navigator Securities Lending Prime Portfolio (d)	854,991	$854,991

		854,991

TOTAL MUTUAL FUNDS (Cost $854,991)		854,991

TOTAL LONG-TERM INVESTMENTS (Cost $120,020,050)		141,011,025

	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (e)	$3,782,378	3,782,378

TOTAL SHORT-TERM INVESTMENTS (Cost $3,782,378)		3,782,378

TOTAL INVESTMENTS — 100.9% (Cost $123,802,428) (f)		144,793,403

Other Assets/(Liabilities) — (0.9)%		(1,240,534)

NET ASSETS — 100.0%		$143,552,869

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $838,103 or 0.58% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)	Represents investment of security lending collateral. (Note 2).
(e)

Maturity value of $3,782,725. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/42, and an aggregate market value, including accrued interest, of $3,862,360.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Basic Materials — 2.2%
Chemicals — 1.7%
Celanese Corp. Series A	8,960	$1,021,440
The Chemours Co.	8,200	323,408
FMC Corp.	1,700	148,206
LyondellBasell Industries NV Class A	12,170	1,247,547
Platform Specialty Products Corp. (a)	1,300	16,211
Praxair, Inc.	6,930	1,113,859
The Sherwin-Williams Co.	1,780	810,274
Versum Materials, Inc.	20	720
Westlake Chemical Corp.	13,620	1,131,958

		5,813,623

Forest Products & Paper — 0.2%
International Paper Co.	12,700	624,205

Iron & Steel — 0.2%
Steel Dynamics, Inc.	17,300	781,787

Mining — 0.1%
Royal Gold, Inc.	300	23,118
Southern Copper Corp.	2,102	90,680

		113,798

		7,333,413

Communications — 19.7%
Advertising — 0.0%
The Interpublic Group of Cos., Inc.	100	2,287
Omnicom Group, Inc.	2,300	156,446

		158,733

Internet — 18.4%
Alphabet, Inc. Class A (a)	8,909	10,753,876
Alphabet, Inc. Class C (a)	9,069	10,823,579
Amazon.com, Inc. (a)	9,811	19,651,433
Booking Holdings, Inc. (a)	1,005	1,993,920
CDW Corp.	4,500	400,140
eBay, Inc. (a)	22,800	752,856
Expedia Group, Inc.	2,052	267,745
F5 Networks, Inc. (a)	6,850	1,366,027
Facebook, Inc. Class A (a)	45,610	7,501,020
GoDaddy, Inc. Class A (a)	13,000	1,084,070
IAC/InterActiveCorp (a)	3,470	752,018
Match Group, Inc. (a)	3,400	196,894
Netflix, Inc. (a)	9,797	3,665,352
Okta, Inc. (a)	5,400	379,944
Palo Alto Networks, Inc. (a)	1,910	430,247
Twilio, Inc. Class A (a)	2,900	250,212
Twitter, Inc. (a)	22,200	631,812
VeriSign, Inc. (a)	2,650	424,318

	Number of Shares	Value
Zendesk, Inc. (a)	7,600	$539,600

		61,865,063

Media — 0.7%
AMC Networks, Inc. Class A (a)	17,900	1,187,486
CBS Corp. Class B	400	22,980
Charter Communications, Inc. Class A (a)	2,640	860,323
Sirius XM Holdings, Inc.	20,300	128,296
The Walt Disney Co.	1,810	211,662

		2,410,747

Telecommunications — 0.6%
Arista Networks, Inc. (a)	1,590	422,717
LogMeIn, Inc.	40	3,564
Motorola Solutions, Inc.	400	52,056
T-Mobile US, Inc. (a)	9,500	666,710
Ubiquiti Networks, Inc.	10,000	988,600

		2,133,647

		66,568,190

Consumer, Cyclical — 10.5%
Airlines — 0.5%
Delta Air Lines, Inc.	21,300	1,231,779
Southwest Airlines Co.	8,000	499,600

		1,731,379

Apparel — 0.9%
Carter’s, Inc.	100	9,860
Columbia Sportswear Co.	100	9,307
Hanesbrands, Inc.	8,900	164,027
Michael Kors Holdings Ltd. (a)	5,400	370,224
NIKE, Inc. Class B	26,580	2,251,858
Skechers U.S.A., Inc. Class A (a)	10	279
VF Corp.	800	74,760

		2,880,315

Auto Parts & Equipment — 0.8%
Allison Transmission Holdings, Inc.	24,600	1,279,446
Aptiv PLC	7,700	646,030
Lear Corp.	5,810	842,450
Visteon Corp. (a)	100	9,290

		2,777,216

Distribution & Wholesale — 0.4%
HD Supply Holdings, Inc. (a)	18,600	795,894
KAR Auction Services, Inc.	4,200	250,698
W.W. Grainger, Inc.	1,140	407,447

		1,454,039

Entertainment — 0.5%
Lions Gate Entertainment Corp. Class A	35,900	875,601
Lions Gate Entertainment Corp. Class B	29,500	687,350

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Live Nation Entertainment, Inc. (a)	3,700	$201,539
The Madison Square Garden Co. Class A (a)	43	13,559

		1,778,049

Home Builders — 0.6%
D.R. Horton, Inc.	10,400	438,672
NVR, Inc. (a)	10	24,708
PulteGroup, Inc.	46,200	1,144,374
Thor Industries, Inc.	920	77,004
Toll Brothers, Inc.	10,000	330,300

		2,015,058

Home Furnishing — 0.0%
Tempur Sealy International, Inc. (a)	1,200	63,480

Housewares — 0.0%
The Toro Co.	60	3,598

Leisure Time — 0.2%
Brunswick Corp.	10,900	730,518

Lodging — 0.5%
Choice Hotels International, Inc.	700	58,310
Extended Stay America, Inc.	2,300	46,529
Hilton Worldwide Holdings, Inc.	5,700	460,446
Las Vegas Sands Corp.	10,200	605,166
Marriott International, Inc. Class A	977	128,993
Wyndham Destinations, Inc.	3,850	166,936
Wyndham Hotels & Resorts, Inc.	50	2,779
Wynn Resorts Ltd.	60	7,624

		1,476,783

Retail — 6.1%
Advance Auto Parts, Inc.	5,290	890,466
AutoZone, Inc. (a)	1,718	1,332,653
Best Buy Co., Inc.	18,500	1,468,160
Burlington Stores, Inc. (a)	3,000	488,760
Chipotle Mexican Grill, Inc. (a)	3	1,364
Copart, Inc. (a)	7,700	396,781
Costco Wholesale Corp.	10,020	2,353,498
Darden Restaurants, Inc.	1,290	143,435
Dollar General Corp.	8,440	922,492
Dollar Tree, Inc. (a)	27	2,202
Domino’s Pizza, Inc.	20	5,896
Dunkin’ Brands Group, Inc.	4,200	309,624
The Gap, Inc.	400	11,540
The Home Depot, Inc.	16,060	3,326,829
L Brands, Inc.	800	24,240
Lowe’s Cos., Inc.	5,790	664,808
Lululemon Athletica, Inc. (a)	4,510	732,830
McDonald’s Corp.	780	130,486
The Michaels Cos., Inc. (a)	400	6,492
Nordstrom, Inc.	13,300	795,473
Nu Skin Enterprises, Inc. Class A	13,930	1,148,111
O’Reilly Automotive, Inc. (a)	2,270	788,416

	Number of Shares	Value
Ross Stores, Inc.	9,660	$957,306
Starbucks Corp.	5,600	318,304
Tapestry, Inc.	9	452
The TJX Cos., Inc.	3,920	439,118
Tractor Supply Co.	3,600	327,168
Urban Outfitters, Inc. (a)	33,200	1,357,880
Williams-Sonoma, Inc.	17,100	1,123,812
Yum China Holdings, Inc.	800	28,088
Yum! Brands, Inc.	40	3,636

		20,500,320

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	270	28,382

		35,439,137

Consumer, Non-cyclical — 19.6%
Agriculture — 0.7%
Altria Group, Inc.	39,670	2,392,498

Beverages — 0.7%
Brown-Forman Corp. Class B	17	859
The Coca-Cola Co.	14,660	677,146
Constellation Brands, Inc. Class A	1,280	275,994
Keurig Dr Pepper, Inc.	1,400	32,438
Monster Beverage Corp. (a)	750	43,710
PepsiCo, Inc.	10,929	1,221,862

		2,252,009

Biotechnology — 4.5%
Alexion Pharmaceuticals, Inc. (a)	3,040	422,590
Amgen, Inc.	24,260	5,028,855
Biogen, Inc. (a)	7,550	2,667,491
Celgene Corp. (a)	13,900	1,243,911
Gilead Sciences, Inc.	38,820	2,997,292
Illumina, Inc. (a)	3,430	1,259,016
Regeneron Pharmaceuticals, Inc. (a)	1,670	674,747
Vertex Pharmaceuticals, Inc. (a)	5,730	1,104,400

		15,398,302

Commercial Services — 3.4%
Automatic Data Processing, Inc.	11,770	1,773,268
Booz Allen Hamilton Holding Corp.	6,100	302,743
Cintas Corp.	20	3,956
CoreLogic, Inc. (a)	5,800	286,578
CoStar Group, Inc. (a)	180	75,751
Ecolab, Inc.	728	114,136
Euronet Worldwide, Inc. (a)	7,740	775,703
FleetCor Technologies, Inc. (a)	3,140	715,418
Grand Canyon Education, Inc. (a)	860	97,008
H&R Block, Inc.	56,500	1,454,875
Moody’s Corp.	750	125,400
Quanta Services, Inc. (a)	25,200	841,176
Robert Half International, Inc.	11,100	781,218
Rollins, Inc.	1,000	60,690
S&P Global, Inc.	880	171,943
Sabre Corp.	24,000	625,920

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Service Corp. International	800	$35,360
ServiceMaster Global Holdings, Inc. (a)	6,700	415,601
Square, Inc. Class A (a)	1,600	158,416
Total System Services, Inc.	7,200	710,928
TransUnion	500	36,790
United Rentals, Inc. (a)	3,110	508,796
Verisk Analytics, Inc. (a)	200	24,110
The Western Union Co.	63,720	1,214,503
WEX, Inc. (a)	220	44,167
Worldpay, Inc. Class A (a)	600	60,762

		11,415,216

Cosmetics & Personal Care — 0.2%
Colgate-Palmolive Co.	380	25,441
The Estee Lauder Cos., Inc. Class A	3,860	560,935

		586,376

Foods — 0.6%
Campbell Soup Co.	2,600	95,238
General Mills, Inc.	2,560	109,875
The Hershey Co.	900	91,800
Kellogg Co.	2,840	198,857
Post Holdings, Inc. (a)	5,900	578,436
Sysco Corp.	12,100	886,325
US Foods Holding Corp. (a)	400	12,328

		1,972,859

Health Care – Products — 1.4%
ABIOMED, Inc. (a)	400	179,900
Align Technology, Inc. (a)	1,480	579,006
Baxter International, Inc.	2,620	201,976
Becton, Dickinson & Co.	13	3,393
Boston Scientific Corp. (a)	2,700	103,950
Edwards Lifesciences Corp. (a)	1,380	240,258
Henry Schein, Inc. (a)	80	6,802
Hill-Rom Holdings, Inc.	1,900	179,360
ICU Medical, Inc. (a)	3,160	893,490
IDEXX Laboratories, Inc. (a)	470	117,340
Intuitive Surgical, Inc. (a)	2,888	1,657,712
ResMed, Inc.	1,450	167,243
Stryker Corp.	860	152,805
Teleflex, Inc.	190	50,557
Thermo Fisher Scientific, Inc.	580	141,566
Varian Medical Systems, Inc. (a)	350	39,176

		4,714,534

Health Care – Services — 3.4%
Aetna, Inc.	550	111,568
Centene Corp. (a)	1,951	282,466
Charles River Laboratories International, Inc. (a)	800	107,632
Cigna Corp.	4,980	1,037,085
HCA Healthcare, Inc.	5,420	754,030
Humana, Inc.	4,570	1,547,036

	Number of Shares	Value
Molina Healthcare, Inc. (a)	4,990	$742,013
UnitedHealth Group, Inc.	21,680	5,767,747
WellCare Health Plans, Inc. (a)	3,840	1,230,682

		11,580,259

Household Products & Wares — 0.2%
Avery Dennison Corp.	2,600	281,710
Church & Dwight Co., Inc.	2,820	167,423
The Clorox Co.	370	55,652
Kimberly-Clark Corp.	1,580	179,551

		684,336

Pharmaceuticals — 4.5%
AbbVie, Inc.	52,583	4,973,300
AmerisourceBergen Corp.	7,660	706,405
Bristol-Myers Squibb Co.	22,100	1,371,968
Eli Lilly & Co.	19,300	2,071,083
Express Scripts Holding Co. (a)	12,580	1,195,226
Herbalife Nutrition Ltd. (a)	26,860	1,465,213
Jazz Pharmaceuticals PLC (a)	5,610	943,209
Johnson & Johnson	11,500	1,588,955
McKesson Corp.	570	75,611
Merck & Co., Inc.	3,000	212,820
Zoetis, Inc.	5,000	457,800

		15,061,590

		66,057,979

Diversified — 0.3%
Holding Company – Diversified — 0.3%
Spectrum Brands Holdings, Inc.	15,600	1,165,632

Energy — 0.6%
Oil & Gas — 0.6%
Anadarko Petroleum Corp.	7,800	525,798
Cimarex Energy Co.	1,200	111,528
Continental Resources, Inc. (a)	3,340	228,055
EOG Resources, Inc.	90	11,481
Newfield Exploration Co. (a)	24,200	697,686
Pioneer Natural Resources Co.	2,610	454,636

		2,029,184

Oil & Gas Services — 0.0%
Halliburton Co.	1,100	44,583

Pipelines — 0.0%
ONEOK, Inc.	1,300	88,127

		2,161,894

Financial — 8.9%
Banks — 1.0%
Capital One Financial Corp.	6,600	626,538
Comerica, Inc.	6,000	541,200
East West Bancorp, Inc.	500	30,185
Northern Trust Corp.	10,050	1,026,407
Pinnacle Financial Partners, Inc.	7,800	469,170
State Street Corp.	500	41,890

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SVB Financial Group (a)	1,000	$310,830
Synovus Financial Corp.	6,800	311,372
Western Alliance Bancorp (a)	1,600	91,024

		3,448,616

Diversified Financial Services — 5.5%
Air Lease Corp.	100	4,588
Alliance Data Systems Corp.	5,940	1,402,790
American Express Co.	2,300	244,927
Ameriprise Financial, Inc.	7,960	1,175,374
The Charles Schwab Corp.	27,600	1,356,540
CME Group, Inc.	1,470	250,209
Credit Acceptance Corp. (a)	240	105,137
Discover Financial Services	4,700	359,315
E*TRADE Financial Corp. (a)	3,400	178,126
Eaton Vance Corp.	900	47,304
Evercore, Inc. Class A	2,100	211,155
Interactive Brokers Group, Inc. Class A	4,100	226,771
Intercontinental Exchange, Inc.	1,250	93,612
Lazard Ltd. Class A	3,200	154,016
LPL Financial Holdings, Inc.	10,000	645,100
Mastercard, Inc. Class A	20,940	4,661,453
OneMain Holdings, Inc. (a)	200	6,722
Raymond James Financial, Inc.	1,100	101,255
Santander Consumer USA Holdings, Inc.	49,300	987,972
SEI Investments Co.	3,800	232,180
Synchrony Financial	4,300	133,644
T. Rowe Price Group, Inc.	6,820	744,608
TD Ameritrade Holding Corp.	11,900	628,677
Virtu Financial, Inc. Class A	800	16,360
Visa, Inc. Class A	31,170	4,678,305

		18,646,140

Insurance — 0.7%
Alleghany Corp.	50	32,627
American International Group, Inc.	200	10,648
Aon PLC	200	30,756
Axis Capital Holdings Ltd.	400	23,084
Berkshire Hathaway, Inc. Class B (a)	2,900	620,919
Erie Indemnity Co. Class A	70	8,927
Marsh & McLennan Cos., Inc.	200	16,544
The Progressive Corp.	15,900	1,129,536
RenaissanceRe Holdings Ltd.	4,330	578,401
Voya Financial, Inc.	300	14,901

		2,466,343

Real Estate — 0.4%
CBRE Group, Inc. Class A (a)	25,600	1,128,960

Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp.	1,945	282,609
Crown Castle International Corp.	1,270	141,389
Equinix, Inc.	447	193,502

	Number of Shares	Value
Equity LifeStyle Properties, Inc.	100	$9,645
Extra Space Storage, Inc.	100	8,664
Gaming and Leisure Properties, Inc.	7,400	260,850
Lamar Advertising Co. Class A	300	23,340
Life Storage, Inc.	100	9,516
Omega Healthcare Investors, Inc.	28,700	940,499
Public Storage	3,950	796,438
Simon Property Group, Inc.	8,689	1,535,781

		4,202,233

		29,892,292

Industrial — 10.1%
Aerospace & Defense — 3.4%
The Boeing Co.	18,050	6,712,795
Curtiss-Wright Corp.	2,380	327,060
General Dynamics Corp.	470	96,218
HEICO Corp.	312	28,894
HEICO Corp. Class A	468	35,334
Lockheed Martin Corp.	1,730	598,511
Northrop Grumman Corp.	2,030	644,261
Raytheon Co.	7,050	1,456,953
Rockwell Collins, Inc.	10	1,405
Spirit AeroSystems Holdings, Inc. Class A	9,000	825,030
TransDigm Group, Inc. (a)	1,680	625,464

		11,351,925

Building Materials — 0.0%
Eagle Materials, Inc.	10	852
Fortune Brands Home & Security, Inc.	200	10,472
Lennox International, Inc.	60	13,104

		24,428

Electrical Components & Equipment — 0.7%
AMETEK, Inc.	1,175	92,966
Emerson Electric Co.	14,710	1,126,492
Energizer Holdings, Inc.	17,500	1,026,375
Universal Display Corp.	1,040	122,616

		2,368,449

Electronics — 1.3%
Amphenol Corp. Class A	6,300	592,326
FLIR Systems, Inc.	4,000	245,880
Fortive Corp.	960	80,832
Gentex Corp.	4,720	101,291
Honeywell International, Inc.	13,920	2,316,288
Mettler-Toledo International, Inc. (a)	130	79,168
National Instruments Corp.	3,300	159,489
Sensata Technologies Holding PLC (a)	5,500	272,525
Waters Corp. (a)	2,550	496,434

		4,344,233

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 0.3%
Waste Management, Inc.	9,800	$885,528

Hand & Machine Tools — 0.0%
Lincoln Electric Holdings, Inc.	500	46,720

Machinery – Construction & Mining — 0.7%
BWX Technologies, Inc.	400	25,016
Caterpillar, Inc.	15,190	2,316,323

		2,341,339

Machinery – Diversified — 0.5%
Cummins, Inc.	1,980	289,219
Gardner Denver Holdings, Inc. (a)	1,100	31,174
Graco, Inc.	3,390	157,093
IDEX Corp.	2,190	329,945
Nordson Corp.	10	1,389
Rockwell Automation, Inc.	4,000	750,080
Roper Technologies, Inc.	130	38,507
Xylem, Inc.	500	39,935

		1,637,342

Miscellaneous – Manufacturing — 0.2%
Donaldson Co., Inc.	100	5,826
Illinois Tool Works, Inc.	930	131,241
Ingersoll-Rand PLC	4,900	501,270
Parker-Hannifin Corp.	520	95,644

		733,981

Packaging & Containers — 0.2%
Berry Plastics Group, Inc. (a)	3,800	183,882
Crown Holdings, Inc. (a)	2,600	124,800
Packaging Corp. of America	2,630	288,485
Sealed Air Corp.	1,400	56,210
Silgan Holdings, Inc.	2,200	61,160

		714,537

Shipbuilding — 0.4%
Huntington Ingalls Industries, Inc.	4,690	1,201,015

Transportation — 2.4%
C.H. Robinson Worldwide, Inc.	7,600	744,192
CSX Corp.	18,900	1,399,545
Expeditors International of Washington, Inc.	4,900	360,297
Landstar System, Inc.	1,360	165,920
Old Dominion Freight Line, Inc.	2,180	351,547
Schneider National, Inc. Class B	24,700	617,006
Union Pacific Corp.	17,570	2,860,923
United Parcel Service, Inc. Class B	14,990	1,750,082

		8,249,512

		33,899,009

Technology — 27.4%
Computers — 12.4%
Accenture PLC Class A	16,480	2,804,896
Apple, Inc.	137,203	30,972,205

	Number of Shares	Value
Cognizant Technology Solutions Corp. Class A	11,800	$910,370
Dell Technologies ,Inc. Class V (a)	1,300	126,256
DXC Technology Co.	12,400	1,159,648
Fortinet, Inc. (a)	14,900	1,374,823
Genpact Ltd.	1,700	52,037
International Business Machines Corp.	20,090	3,037,809
NCR Corp. (a)	5,600	159,096
NetApp, Inc.	13,300	1,142,337
Teradata Corp. (a)	2,400	90,504

		41,829,981

Office & Business Equipment — 0.1%
Zebra Technologies Corp. Class A (a)	2,470	436,770

Semiconductors — 3.4%
Analog Devices, Inc.	4,565	422,080
Broadcom, Inc.	5,990	1,477,913
IPG Photonics Corp. (a)	660	103,006
KLA-Tencor Corp.	6,670	678,406
Lam Research Corp.	3,290	499,093
Maxim Integrated Products, Inc.	19,800	1,116,522
Micron Technology, Inc. (a)	24,500	1,108,135
MKS Instruments, Inc.	200	16,030
NVIDIA Corp.	3,170	890,833
NXP Semiconductor NV	5,480	468,540
ON Semiconductor Corp. (a)	33,500	617,405
Skyworks Solutions, Inc.	1,920	174,163
Teradyne, Inc.	22,700	839,446
Texas Instruments, Inc.	26,940	2,890,392
Xilinx, Inc.	1,410	113,040

		11,415,004

Software — 11.5%
Activision Blizzard, Inc.	2,100	174,699
Adobe Systems, Inc. (a)	13,260	3,579,537
Akamai Technologies, Inc. (a)	9,100	665,665
ANSYS, Inc. (a)	450	84,006
Aspen Technology, Inc. (a)	3,700	421,467
Atlassian Corp. PLC Class A (a)	5,700	547,998
Autodesk, Inc. (a)	280	43,711
Broadridge Financial Solutions, Inc.	4,310	568,705
Cadence Design Systems, Inc. (a)	9,500	430,540
CDK Global, Inc.	3,500	218,960
Citrix Systems, Inc. (a)	13,580	1,509,553
The Dun & Bradstreet Corp.	4,650	662,671
Electronic Arts, Inc. (a)	710	85,548
Fair Isaac Corp. (a)	1,190	271,975
Fidelity National Information Services, Inc.	190	20,723
First Data Corp. Class A (a)	19,600	479,612
Fiserv, Inc. (a)	2,280	187,826
Guidewire Software, Inc. (a)	1,910	192,929
Intuit, Inc.	2,710	616,254

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Jack Henry & Associates, Inc.	2,840	$454,627
Manhattan Associates, Inc. (a)	20,000	1,092,000
Microsoft Corp.	204,190	23,353,210
MSCI, Inc.	400	70,964
Oracle Corp.	7,600	391,856
Paychex, Inc.	3,200	235,680
PTC, Inc. (a)	6,300	668,997
salesforce.com, Inc. (a)	320	50,890
ServiceNow, Inc. (a)	2,260	442,124
Synopsys, Inc. (a)	300	29,583
Tableau Software, Inc. Class A (a)	1,400	156,436
Take-Two Interactive Software, Inc. (a)	230	31,738
Veeva Systems, Inc. Class A (a)	600	65,322
VMware, Inc. Class A (a)	5,950	928,557

		38,734,363

		92,416,118

TOTAL COMMON STOCK (Cost $274,081,496)		334,933,664

TOTAL EQUITIES (Cost $274,081,496)		334,933,664

TOTAL LONG-TERM INVESTMENTS (Cost $274,081,496)		334,933,664

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (b)	$3,191,062	3,191,062

TOTAL SHORT-TERM INVESTMENTS (Cost $3,191,062)		3,191,062

TOTAL INVESTMENTS — 100.3% (Cost $277,272,558) (c)		338,124,726

Other Assets/(Liabilities) — (0.3)%		(968,636)

NET ASSETS — 100.0%		$337,156,090

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $3,191,354. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/42, and an aggregate market value, including accrued interest, of $3,257,694.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 3.5%
Iron & Steel — 1.2%
Allegheny Technologies, Inc. (a)	99,299	$2,934,286

Mining — 2.3%
Compass Minerals International, Inc. (b)	37,200	2,499,840
Kaiser Aluminum Corp.	31,574	3,443,460

		5,943,300

		8,877,586

Communications — 4.7%
Internet — 4.0%
Etsy, Inc. (a)	68,180	3,503,088
Q2 Holdings, Inc. (a)	40,970	2,480,734
Yelp, Inc. (a)	84,130	4,139,196

		10,123,018

Media — 0.7%
Houghton Mifflin Harcourt Co. (a)	270,403	1,892,821

		12,015,839

Consumer, Cyclical — 14.3%
Airlines — 1.1%
Spirit Airlines, Inc. (a)	59,350	2,787,670

Auto Manufacturers — 0.8%
Navistar International Corp. (a)	54,110	2,083,235

Auto Parts & Equipment — 2.9%
Dorman Products, Inc. (a)	45,950	3,534,474
Visteon Corp. (a)	39,240	3,645,396

		7,179,870

Retail — 9.5%
The Children’s Place, Inc.	30,720	3,926,016
Group 1 Automotive, Inc.	63,520	4,122,448
Jack in the Box, Inc.	31,520	2,642,322
The Michaels Cos., Inc. (a)	78,320	1,271,134
Nu Skin Enterprises, Inc. Class A	33,730	2,780,026
Suburban Propane Partners LP (c)	153,760	3,617,973
Texas Roadhouse, Inc.	47,960	3,323,148
The Wendy’s Co.	144,600	2,478,444

		24,161,511

		36,212,286

Consumer, Non-cyclical — 21.3%
Agriculture — 0.9%
Universal Corp.	32,970	2,143,050

Biotechnology — 2.6%
Emergent BioSolutions, Inc. (a)	40,000	2,633,200
Ligand Pharmaceuticals, Inc. (a)	10,930	3,000,175

	Number of Shares	Value
Sage Therapeutics, Inc. (a)	5,884	$831,115

		6,464,490

Commercial Services — 5.3%
ASGN, Inc. (a)	60,897	4,806,600
Korn/Ferry International	96,611	4,757,126
Monro, Inc.	23,250	1,618,200
Paylocity Holding Corp. (a)	29,100	2,337,312

		13,519,238

Health Care – Products — 4.3%
Inogen, Inc. (a)	8,070	1,970,048
Inspire Medical Systems, Inc. (a)	30,394	1,278,980
Intersect ENT, Inc. (a)	47,180	1,356,425
Quidel Corp. (a)	32,150	2,095,215
Repligen Corp. (a)	42,080	2,333,757
Wright Medical Group NV (a) (b)	67,340	1,954,207

		10,988,632

Health Care – Services — 4.7%
Addus HomeCare Corp. (a)	24,726	1,734,529
Amedisys, Inc. (a)	31,210	3,900,002
American Renal Associates Holdings, Inc. (a)	48,220	1,043,963
Molina Healthcare, Inc. (a)	12,780	1,900,386
Teladoc Health, Inc. (a) (b)	37,590	3,245,896

		11,824,776

Household Products & Wares — 1.2%
Acco Brands Corp.	276,740	3,127,162

Pharmaceuticals — 2.3%
Diplomat Pharmacy, Inc. (a)	90,230	1,751,364
Senseonics Holdings, Inc. (a) (b)	233,957	1,115,975
TherapeuticsMD, Inc. (a) (b)	229,650	1,506,504
uniQure NV (a)	22,020	801,308
Zogenix, Inc. (a)	15,290	758,384

		5,933,535

		54,000,883

Energy — 3.8%
Energy – Alternate Sources — 1.3%
Renewable Energy Group, Inc. (a)	117,544	3,385,267

Oil & Gas — 1.7%
Matador Resources Co. (a)	133,285	4,405,070

Pipelines — 0.8%
Noble Midstream Partners LP (c)	53,020	1,877,438

		9,667,775

Financial — 20.7%
Banks — 6.2%
The Bank of NT Butterfield & Son Ltd.	30,540	1,583,804
BankUnited, Inc.	70,018	2,478,637
Chemical Financial Corp.	48,223	2,575,108

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Columbia Banking System, Inc.	44,400	$1,721,388
Customers Bancorp, Inc. (a)	52,890	1,244,502
FCB Financial Holdings, Inc. Class A (a)	47,436	2,248,467
Heritage Financial Corp.	36,220	1,273,133
IBERIABANK Corp.	33,060	2,689,431

		15,814,470

Diversified Financial Services — 1.6%
Focus Financial Partners, Inc. Class A (a) (b)	30,300	1,438,038
Stifel Financial Corp.	52,090	2,670,134

		4,108,172

Insurance — 1.5%
James River Group Holdings Ltd.	32,832	1,399,300
ProAssurance Corp.	54,470	2,557,366

		3,956,666

Real Estate Investment Trusts (REITS) — 6.3%
Brandywine Realty Trust	199,150	3,130,638
DiamondRock Hospitality Co.	326,850	3,814,339
EPR Properties	24,280	1,660,995
Four Corners Property Trust, Inc.	153,340	3,939,305
National Storage Affiliates Trust	132,310	3,365,966

		15,911,243

Savings & Loans — 5.1%
Beneficial Bancorp, Inc.	101,220	1,710,618
Berkshire Hills Bancorp, Inc.	53,970	2,196,579
OceanFirst Financial Corp.	76,502	2,082,384
Pacific Premier Bancorp, Inc. (a)	33,420	1,243,224
Sterling Bancorp	109,640	2,412,080
WSFS Financial Corp.	67,790	3,196,299

		12,841,184

		52,631,735

Industrial — 14.5%
Building Materials — 2.0%
Masonite International Corp. (a)	42,628	2,732,454
Summit Materials, Inc. Class A (a)	126,110	2,292,680

		5,025,134

Electrical Components & Equipment — 2.7%
Energizer Holdings, Inc.	50,560	2,965,344
Generac Holdings, Inc. (a)	68,680	3,874,239

		6,839,583

Engineering & Construction — 2.8%
Dycom Industries, Inc. (a)	29,400	2,487,240
KBR, Inc.	144,948	3,062,751
TopBuild Corp. (a)	28,070	1,594,938

		7,144,929

Environmental Controls — 1.9%
Advanced Disposal Services, Inc. (a)	100,513	2,721,892

	Number of Shares	Value
Evoqua Water Technologies Corp. (a)	112,650	$2,002,917

		4,724,809

Machinery – Diversified — 0.5%
The Manitowoc Co., Inc. (a)	56,263	1,349,749

Metal Fabricate & Hardware — 1.2%
Rexnord Corp. (a)	102,230	3,148,684

Miscellaneous – Manufacturing — 0.8%
EnPro Industries, Inc.	28,190	2,055,897

Transportation — 1.4%
CryoPort, Inc. (a) (b)	48,850	625,768
Genesee & Wyoming, Inc. Class A (a)	31,010	2,821,600

		3,447,368

Trucking & Leasing — 1.2%
The Greenbrier Cos., Inc.	49,530	2,976,753

		36,712,906

Technology — 13.1%
Computers — 4.0%
CACI International, Inc. Class A (a)	27,956	5,148,097
Perspecta, Inc.	100,290	2,579,459
Teradata Corp. (a)	65,650	2,475,662

		10,203,218

Semiconductors — 2.0%
Brooks Automation, Inc.	67,170	2,352,965
MKS Instruments, Inc.	32,980	2,643,347

		4,996,312

Software — 7.1%
Blackline, Inc. (a)	47,590	2,687,407
Envestnet, Inc. (a)	27,400	1,670,030
j2 Global, Inc.	45,386	3,760,230
Pegasystems, Inc.	47,842	2,994,909
SendGrid, Inc. (a)	72,692	2,674,339
Zynga, Inc. Class A (a)	1,057,901	4,242,183

		18,029,098

		33,228,628

Utilities — 2.7%
Electric — 2.7%
Black Hills Corp.	63,580	3,693,362
NorthWestern Corp.	53,980	3,166,467

		6,859,829

TOTAL COMMON STOCK (Cost $210,485,190)		250,207,467

TOTAL EQUITIES (Cost $210,485,190)		250,207,467

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 3.1%
Diversified Financial Services — 3.1%
State Street Navigator Securities Lending Prime Portfolio (e)	7,889,549	$7,889,549

TOTAL MUTUAL FUNDS (Cost $7,889,549)		7,889,549

TOTAL LONG-TERM INVESTMENTS (Cost $218,374,739)		258,097,016

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (f)	$5,803,834	5,803,834

TOTAL SHORT-TERM INVESTMENTS (Cost $5,803,834)		5,803,834

TOTAL INVESTMENTS — 104.0% (Cost $224,178,573) (g)		263,900,850

Other Assets/(Liabilities) — (4.0)%		(10,246,930)

NET ASSETS — 100.0%		$253,653,920

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $7,695,925 or 3.03% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Security is a Master Limited Partnership.
(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $5,804,366. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/42, and an aggregate market value, including accrued interest, of $5,920,098.

(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 97.0%
Cayman Islands — 2.1%
Baidu, Inc. Sponsored ADR (a)	11,410	$2,609,238
Farfetch Ltd. Class A (a)	5,360	145,953
JD.com, Inc. ADR (a)	139,511	3,639,842

		6,395,033

Denmark — 0.6%
FLSmidth & Co. A/S	31,427	1,953,808

France — 6.1%
Kering SA	11,140	5,956,794
LVMH Moet Hennessy Louis Vuitton SE	28,330	10,002,332
Societe Generale SA	69,270	2,970,511

		18,929,637

Germany — 7.4%
Allianz SE Registered	24,866	5,539,340
Bayer AG Registered	31,041	2,757,477
Linde AG	13,542	3,202,575
Puma SE	1,110	547,726
SAP SE	60,579	7,455,539
Siemens AG Registered	26,662	3,413,908

		22,916,565

India — 2.5%
DLF Ltd.	1,978,910	4,410,225
ICICI Bank Ltd. Sponsored ADR	401,530	3,408,990

		7,819,215

Italy — 0.3%
Brunello Cucinelli SpA	21,107	821,882

Japan — 13.7%
Capcom Co. Ltd.	77,900	1,973,160
Dai-ichi Life Holdings, Inc.	118,800	2,473,191
FANUC Corp.	16,300	3,073,849
Keyence Corp.	8,400	4,873,198
MinebeaMitsumi, Inc.	102,000	1,849,984
Murata Manufacturing Co. Ltd.	37,510	5,752,112
Nidec Corp.	52,100	7,497,056
Nintendo Co. Ltd.	7,800	2,846,941
Omron Corp.	54,100	2,285,399
Renesas Electronics Corp. (a)	235,100	1,469,439
Suzuki Motor Corp.	58,600	3,357,271
TDK Corp.	45,300	4,941,936

		42,393,536

Netherlands — 3.8%
Airbus SE	88,040	11,038,046
uniQure NV (a)	21,310	775,471

		11,813,517

	Number of Shares	Value
Spain — 2.8%
Banco Bilbao Vizcaya Argentaria SA	208,031	$1,315,298
Industria de Diseno Textil SA	151,625	4,584,813
International Consolidated Airlines Group SA	311,620	2,678,062

		8,578,173

Sweden — 1.1%
Assa Abloy AB Class B	174,770	3,513,046

Switzerland — 2.5%
Credit Suisse Group AG Registered	211,984	3,181,270
UBS Group AG Registered	277,315	4,373,541

		7,554,811

United Kingdom — 5.9%
Circassia Pharmaceuticals PLC (a) (b)	473,847	458,328
Earthport PLC (a)	1,793,362	193,769
International Game Technology PLC	92,902	1,834,814
Prudential PLC	233,312	5,350,102
Shire Ltd.	25,510	1,539,079
TechnipFMC PLC	90,110	2,829,743
Unilever PLC	110,836	6,087,226

		18,293,061

United States — 48.2%
3M Co.	21,530	4,536,586
ACADIA Pharmaceuticals, Inc. (a) (b)	53,540	1,111,490
Adobe Systems, Inc. (a)	33,470	9,035,226
Agilent Technologies, Inc.	50,690	3,575,673
Alphabet, Inc. Class A (a)	16,790	20,266,873
Amazon.com, Inc. (a)	530	1,061,590
AnaptysBio, Inc. (a)	15,810	1,577,364
Anthem, Inc.	28,390	7,780,280
Biogen, Inc. (a)	8,730	3,084,396
Bluebird Bio, Inc. (a)	11,420	1,667,320
Blueprint Medicines Corp. (a)	24,080	1,879,685
Centene Corp. (a)	20,120	2,912,974
Citigroup, Inc.	102,000	7,317,480
Colgate-Palmolive Co.	96,740	6,476,743
Equifax, Inc.	16,870	2,202,716
Facebook, Inc. Class A (a)	44,620	7,338,205
Fidelity National Financial, Inc.	60,300	2,372,805
Gilead Sciences, Inc.	32,520	2,510,869
GlycoMimetics, Inc. (a)	63,690	917,136
The Goldman Sachs Group, Inc.	19,890	4,460,134
Incyte Corp. (a)	25,740	1,778,119
Intuit, Inc.	37,810	8,597,994
Ionis Pharmaceuticals, Inc. (a)	30,070	1,551,011
Loxo Oncology, Inc. (a)	13,580	2,319,871

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MacroGenics, Inc. (a)	58,980	$1,264,531
Maxim Integrated Products, Inc.	115,220	6,497,256
Mirati Therapeutics, Inc. (a) (b)	7,579	356,971
Newell Brands, Inc.	129,740	2,633,722
PayPal Holdings, Inc. (a)	60,958	5,354,551
S&P Global, Inc.	41,490	8,106,731
Sage Therapeutics, Inc. (a)	20,060	2,833,475
Tiffany & Co.	35,890	4,628,733
United Parcel Service, Inc. Class B	31,660	3,696,305
The Walt Disney Co.	39,520	4,621,469
Zimmer Biomet Holdings, Inc.	18,420	2,421,677

		148,747,961

TOTAL COMMON STOCK (Cost $182,113,809)		299,730,245

PREFERRED STOCK — 1.5%
Germany — 1.5%
Bayerische Motoren Werke AG 5.860%	58,407	4,584,352

India — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	573,050	61,898

TOTAL PREFERRED STOCK (Cost $3,208,473)		4,646,250

TOTAL EQUITIES (Cost $185,322,282)		304,376,495

MUTUAL FUNDS — 2.0%
United States — 2.0%
Oppenheimer Institutional Government Money Market Fund Class E (c)	4,096,417	4,096,417
State Street Navigator Securities Lending Prime Portfolio (d)	1,906,985	1,906,985

		6,003,402

TOTAL MUTUAL FUNDS (Cost $6,003,402)		6,003,402

TOTAL LONG-TERM INVESTMENTS (Cost $191,325,684)		310,379,897

TOTAL INVESTMENTS — 100.5% (Cost $191,325,684) (e)		310,379,897

Other Assets/(Liabilities) — (0.5)%		(1,454,039)

NET ASSETS — 100.0%		$308,925,858

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $1,839,608 or 0.60% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	22.6%
Industrial	18.5%
Financial	15.3%
Consumer, Cyclical	14.4%
Technology	12.9%
Communications	12.9%
Mutual Funds	2.0%
Basic Materials	1.0%
Energy	0.9%

Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 96.2%

COMMON STOCK — 96.2%
Australia — 1.4%
CSL Ltd.	51,729	$7,479,660

Austria — 1.1%
ams AG (a)	103,259	5,771,597

Canada — 4.0%
Alimentation Couche-Tard, Inc. Class B	112,825	5,643,652
CCL Industries, Inc. Class B	142,165	6,407,963
Dollarama, Inc.	138,425	4,360,712
Saputo, Inc.	162,490	4,833,249

		21,245,576

Cayman Islands — 3.4%
Alibaba Group Holding Ltd. Sponsored ADR (b)	20,346	3,352,207
Baidu, Inc. Sponsored ADR (b)	28,020	6,407,614
JD.com, Inc. ADR (b)	124,262	3,241,996
WH Group Ltd. (c)	6,940,000	4,887,565

		17,889,382

Denmark — 3.3%
Novo Nordisk A/S Class B	159,537	7,510,045
Novozymes A/S Class B	87,921	4,816,149
William Demant Holding A/S (b)	138,537	5,202,449

		17,528,643

Finland — 1.5%
Nokia OYJ	1,396,433	7,744,709

France — 12.7%
Atos SE	66,820	7,941,262
Dassault Systemes SE	32,381	4,832,703
Edenred	182,351	6,942,106
Essilor International Cie Generale d’Optique SA	32,178	4,758,154
Hermes International	12,676	8,388,361
Legrand SA	82,130	5,980,423
LVMH Moet Hennessy Louis Vuitton SE	26,080	9,207,936
Pernod Ricard SA	39,035	6,403,603
SEB SA	2,120	360,650
SEB SA (b) (d)	35,867	6,104,922
Technicolor SA Registered (a) (b)	801	959
Valeo SA	135,134	5,867,569

		66,788,648

Germany — 12.0%
Bayer AG Registered	61,359	5,450,728
Bayerische Motoren Werke AG	54,606	4,918,631
Brenntag AG	86,671	5,349,459
Continental AG	37,148	6,466,563

	Number of Shares	Value
Infineon Technologies AG	538,470	$12,234,263
SAP SE	105,446	12,977,382
Scout24 AG (c)	142,483	6,643,667
Siemens Healthineers AG (b) (c)	106,628	4,688,943
United Internet AG Registered	93,906	4,442,956

		63,172,592

India — 2.8%
Hero MotoCorp Ltd.	161,712	6,489,494
ICICI Bank Ltd. Sponsored ADR	983,188	8,347,266

		14,836,760

Ireland — 0.5%
James Hardie Industries PLC	193,600	2,923,154

Japan — 11.9%
Hitachi Ltd.	211,800	7,197,301
Hoya Corp.	102,300	6,073,131
Keyence Corp.	14,300	8,296,039
Koito Manufacturing Co. Ltd.	111,200	7,293,180
Kubota Corp.	348,300	5,893,630
Nidec Corp.	47,900	6,892,687
Nippon Telegraph & Telephone Corp.	205,200	9,269,450
Nitori Holdings Co. Ltd.	39,300	5,636,133
Subaru Corp.	193,800	5,936,860

		62,488,411

Luxembourg — 1.5%
SES SA	364,970	8,005,557

Netherlands — 7.7%
Aalberts Industries NV	132,046	5,622,317
Airbus SE	58,100	7,284,308
ASML Holding NV	44,832	8,371,575
Boskalis Westminster (a)	213,500	6,719,430
Heineken NV	54,632	5,115,538
STMicroelectronics NV	415,620	7,560,847

		40,674,015

New Zealand — 0.8%
Xero Ltd. (b)	112,553	3,983,087

Panama — 1.5%
Carnival Corp.	126,190	8,047,136

South Africa — 0.5%
The SPAR Group Ltd.	212,697	2,766,740

Spain — 4.5%
Amadeus IT Group SA	80,819	7,499,631
Grifols SA	269,775	7,590,295
Prosegur Cash SA (c)	1,424,196	3,118,846
Prosegur Cia de Seguridad SA	848,154	5,268,115

		23,476,887

Sweden — 2.5%
Atlas Copco AB Class A	166,303	4,787,513

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Epiroc AB Class A (b)	322,199	$3,599,641
Swedish Match AB	98,215	5,025,060

		13,412,214

Switzerland — 10.2%
Barry Callebaut AG Registered	2,669	5,052,468
Cie Financiere Richemont SA Registered	54,143	4,407,935
Lonza Group AG Registered	25,989	8,862,379
Roche Holding AG	21,363	5,169,404
Sika AG Registered	40,863	5,942,192
Sonova Holding AG Registered	30,171	6,002,925
Temenos Group AG Registered	79,337	12,849,225
VAT Group AG (c)	47,342	5,305,857

		53,592,385

Thailand — 0.9%
CP ALL PCL	2,154,100	4,595,946

United Kingdom — 10.8%
Bunzl PLC	266,681	8,382,457
Domino’s Pizza Group PLC	1,028,520	3,742,980
Essentra PLC (a)	163,900	864,284
Ferguson PLC	46,746	3,965,475
Intertek Group PLC	56,710	3,687,192
Legal & General Group PLC	889,970	3,037,791
Melrose Industries PLC	1,138,724	2,962,426
Prudential PLC	295,443	6,774,834
Reckitt Benckiser Group PLC	86,891	7,937,866
TechnipFMC PLC	191,134	6,002,220
The Weir Group PLC	150,836	3,465,771
Whitbread PLC	95,435	5,864,056

		56,687,352

United States — 0.7%
EPAM Systems, Inc. (b)	26,120	3,596,724

TOTAL COMMON STOCK (Cost $428,710,935)		506,707,175

PREFERRED STOCK — 0.0%
India — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	653,347	70,571

TOTAL PREFERRED STOCK (Cost $19,495)		70,571

TOTAL EQUITIES (Cost $428,730,430)		506,777,746

MUTUAL FUNDS — 5.8%
United States — 5.8%
Oppenheimer Institutional Government Money Market Fund Class E (e)	17,496,757	17,496,757

	Number of Shares	Value
State Street Navigator Securities Lending Prime Portfolio (f)	12,953,709	$12,953,709

		30,450,466

TOTAL MUTUAL FUNDS (Cost $30,450,466)		30,450,466

TOTAL LONG-TERM INVESTMENTS (Cost $459,180,896)		537,228,212

TOTAL INVESTMENTS — 102.0% (Cost $459,180,896) (g)		537,228,212

Other Assets/(Liabilities) — (2.0)%		(10,605,017)

NET ASSETS — 100.0%		$526,623,195

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $12,314,819 or 2.34% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(b)	Non-income producing security.
(c)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $24,644,878 or 4.68% of net assets.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $6,104,922 or 1.16% of net assets.

(e)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(f)	Represents investment of security lending collateral. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	24.8%
Consumer, Cyclical	20.8%
Industrial	17.5%
Technology	16.6%
Communications	9.3%
Mutual Funds	5.8%
Financial	4.0%
Basic Materials	2.1%
Energy	1.1%

Total Long-Term Investments	102.0%
Short-Term Investments and Other Assets and Liabilities	(2.0)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

September 30, 2018

	Number of Shares	Value
EQUITIES — 96.6%

COMMON STOCK — 95.5%
Bermuda — 2.6%
Credicorp Ltd.	12,720	$2,837,577
Jardine Strategic Holdings Ltd.	81,314	2,951,480

		5,789,057

Brazil — 4.1%
Atacadao Distribuicao Comercio e Industria Ltda	590,500	2,165,457
B3 SA - Brasil Bolsa Balcao	591,288	3,426,016
Itau Unibanco Holding SA Sponsored ADR	99,610	1,093,718
Vale SA Sponsored ADR	168,650	2,502,766

		9,187,957

Cayman Islands — 18.0%
3SBio, Inc. (a)	138,500	232,965
AAC Technologies Holdings, Inc.	67,500	693,007
Alibaba Group Holding Ltd. Sponsored ADR (b)	79,356	13,074,695
BEST, Inc. ADR (b) (c)	43,480	257,402
Huazhu Group Ltd. ADR	140,739	4,545,870
Hutchison China MediTech Ltd. ADR (b)	15,250	490,898
Meituan Dianping Class B (b)	309,800	2,718,741
New Oriental Education & Technology Group, Inc. Sponsored ADR	29,420	2,177,374
Pinduoduo, Inc. ADR (b) (c)	70,260	1,847,135
Ping An Healthcare and Technology Co. Ltd. (a) (b)	17,620	117,803
Sunny Optical Technology Group Co. Ltd.	63,800	736,511
Tencent Holdings Ltd.	253,793	10,487,288
Wuxi Biologics Cayman, Inc. (a) (b)	73,500	736,114
ZTO Express Cayman, Inc. ADR	134,020	2,220,711

		40,336,514

Chile — 0.2%
Banco de Chile	2,467,365	377,699

China — 4.3%
China International Capital Corp. Ltd. Class H (a)	518,000	957,360
Dong-E-E-Jiao Co. Ltd.	157,700	1,088,688
Jiangsu Hengrui Medicine Co. Ltd. Class A	299,453	2,765,806
Sinopharm Group Co. Ltd. Class H	995,200	4,877,564

		9,689,418

Colombia — 0.7%
Grupo Aval Acciones y Valores SA ADR	164,070	1,273,183

	Number of Shares	Value
Grupo de Inversiones Suramericana SA	26,687	$313,096

		1,586,279

Egypt — 0.5%
Commercial International Bank Egypt SAE	222,127	1,041,193

France — 6.4%
Kering SA	15,243	8,150,754
LVMH Moet Hennessy Louis Vuitton SE	17,488	6,174,401

		14,325,155

Hong Kong — 3.9%
AIA Group Ltd.	701,000	6,263,244
Hong Kong Exchanges & Clearing Ltd.	89,766	2,550,690

		8,813,934

India — 9.5%
Apollo Hospitals Enterprise Ltd.	42,389	617,958
Biocon Ltd.	156,593	1,490,926
Cholamandalam Investment & Finance Co. Ltd.	41,921	676,300
Dalmia Bharat Ltd.	8,761	278,392
Housing Development Finance Corp. Ltd.	254,062	6,131,690
Kotak Mahindra Bank Ltd.	345,545	5,416,417
Tata Consultancy Services Ltd.	88,579	2,666,736
UltraTech Cement Ltd.	27,921	1,567,485
Zee Entertainment Enterprises Ltd.	395,354	2,400,739

		21,246,643

Indonesia — 0.9%
Bank Central Asia Tbk PT	680,100	1,101,419
Indocement Tunggal Prakarsa Tbk PT	758,500	940,771

		2,042,190

Italy — 1.4%
PRADA SpA	659,000	3,157,768

Malaysia — 0.4%
Genting Bhd	406,400	766,838

Mexico — 5.3%
Fomento Economico Mexicano SAB de CV	382,098	3,780,145
Fomento Economico Mexicano SAB de CV Sponsored ADR	18,730	1,853,708
Grupo Aeroportuario del Sureste SAB de CV Class B	73,149	1,494,719
Grupo Financiero Inbursa SAB de CV Class O	1,291,866	2,030,923
Grupo Mexico SAB de CV Series B	899,216	2,587,997

		11,747,492

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Netherlands — 1.4%
Steinhoff International Holdings NV (b) (c)	701,228	$114,011
Yandex NV Class A (b)	93,440	3,073,242

		3,187,253

Philippines — 3.6%
Ayala Corp.	45,540	782,731
Ayala Land, Inc.	1,888,400	1,400,133
BDO Unibank, Inc.	97,230	215,603
Jollibee Foods Corp.	259,850	1,236,127
SM Investments Corp.	161,385	2,700,185
SM Prime Holdings, Inc.	2,518,600	1,690,005

		8,024,784

Republic of Korea — 8.6%
Amorepacific Corp.	6,341	1,492,149
AMOREPACIFIC Group	3,536	297,288
Kakao Corp.	7,725	828,848
LG Household & Health Care Ltd.	3,425	3,938,037
NAVER Corp.	7,544	4,860,185
Netmarble Corp. (a)	5,475	567,310
Samsung Biologics Co. Ltd. (a) (b)	6,828	3,285,485
Samsung Electronics Co. Ltd.	93,365	3,910,337

		19,179,639

Russia — 6.8%
LUKOIL PJSC Sponsored ADR	6,880	525,907
LUKOIL PJSC Sponsored ADR	21,414	1,640,196
Magnit PJSC	8,222	480,112
Novatek PJSC Sponsored GDR Registered	56,432	10,366,656
Polyus PJSC GDR (a) (d)	14,800	464,720
Sberbank of Russia PJSC	590,630	1,828,307

		15,305,898

South Africa — 2.5%
FirstRand Ltd.	827,946	3,966,838
Shoprite Holdings Ltd.	126,755	1,716,324

		5,683,162

Taiwan — 5.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,547,000	13,208,983

Thailand — 0.5%
Siam Commercial Bank PCL	262,300	1,208,494

Turkey — 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS	232,115	810,394
BIM Birlesik Magazalar AS	40,084	540,202

		1,350,596

United Arab Emirates — 1.6%
DP World Ltd.	132,734	2,531,123

	Number of Shares	Value
Emaar Properties PJSC	764,851	$1,031,265

		3,562,388

United Kingdom — 4.5%
Glencore PLC	2,106,395	9,080,049
Mediclinic International PLC	154,610	863,525

		9,943,574

United States — 1.3%
MercadoLibre, Inc.	3,180	1,082,694
Snap, Inc. Class A (b) (c)	91,093	772,469
Yum China Holdings, Inc.	29,910	1,050,140

		2,905,303

TOTAL COMMON STOCK (Cost $184,354,666)		213,668,211

PREFERRED STOCK — 1.1%
Brazil — 1.1%
Lojas Americanas SA 0.410%	594,720	2,337,029

India — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	612,906	66,203

TOTAL PREFERRED STOCK (Cost $3,023,214)		2,403,232

TOTAL EQUITIES (Cost $187,377,880)		216,071,443

MUTUAL FUNDS — 1.5%
United States — 1.5%
State Street Navigator Securities Lending Prime Portfolio (e)	3,289,620	3,289,620

TOTAL MUTUAL FUNDS (Cost $3,289,620)		3,289,620

TOTAL LONG-TERM INVESTMENTS (Cost $190,667,500)		219,361,063

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.4%

Repurchase Agreement — 3.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/28/18, 1.100%, due 10/01/18 (f)	$7,709,303	$7,709,303

TOTAL SHORT-TERM INVESTMENTS (Cost $7,709,303)		7,709,303

TOTAL INVESTMENTS — 101.5% (Cost $198,376,803) (g)		227,070,366

Other Assets/(Liabilities) — (1.5)%		(3,386,551)

NET ASSETS — 100.0%		$223,683,815

Abbreviation Legend

ADR American Depositary Receipt

GDR Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $6,361,757 or 2.84% of net assets.

(b)	Non-income producing security.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2018, was $3,170,938 or 1.42% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2018, these securities amounted to a value of $464,720 or 0.21% of net assets.

(e)	Represents investment of security lending collateral. (Note 2).
(f)

Maturity value of $7,710,010. Collateralized by U.S. Government Agency obligations with a rate of 2.275%, maturity date of 8/15/42, and an aggregate market value, including accrued interest, of $7,864,237.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	21.3%
Communications	18.4%
Consumer, Non-cyclical	16.1%
Consumer, Cyclical	14.5%
Technology	9.2%
Basic Materials	6.5%
Energy	5.6%
Industrial	3.7%
Mutual Funds	1.5%
Diversified	1.3%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$466,950,709
Repurchase agreements, at value (Note 2) (b)	45,000,000	-
Other short-term investments, at value (Note 2) (c)	304,169,015	25,739,364

Total investments	349,169,015	492,690,073

Cash	10,216	4,267,145
Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	-	-
Investments sold on a when-issued basis (Note 2)	-	-
Collateral pledged for reverse repurchase agreements (Note 2)	-	-
Open forward contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	3,827,974	34,621
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	308,546	2,997,166
Interest tax reclaim receivable	-	304
Open swap agreements, at value (Note 2)	-	-
Prepaid expenses	10,762	35,642

Total assets	353,326,513	500,024,951

Liabilities:
Payables for:
Investments purchased	-	6,171,997
Collateral held for open purchased options (Note 2)	-	5,359,000
Dividends (Note 2)	30	-
Reverse repurchase agreements (Note 2)	-	-
Open forward contracts (Note 2)	-	-
Investments purchased on a when-issued basis (Note 2)	-	-
Fund shares repurchased	13,396,729	7,092,066
Open swap agreements, at value (Note 2)	-	356,152
Trustees’ fees and expenses (Note 3)	109,859	115,472
Variation margin on open derivative instruments (Note 2)	-	27,032
Affiliates (Note 3):
Investment advisory fees	110,797	166,047
Administration fees	91,831	86,671
Service fees	-	49,848
Shareholder service fees	-	14,034
Distribution fees	-	4,946
Due to custodian	-	-
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	66,299	96,878

Total liabilities	13,775,545	19,540,143

Net assets	$339,550,968	$480,484,808

Net assets consist of:
Paid-in capital	$339,654,063	$487,653,929
Accumulated undistributed (distributions in excess of) net investment income	(104,879)	13,817,391
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,784	(16,591,155)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	(4,395,357)

Net assets	$339,550,968	$480,484,808

(a) Cost of investments:	$-	$471,700,355
(b) Cost of repurchase agreements:	$45,000,000	$-
(c) Cost of other short-term investments:	$304,169,015	$25,743,403
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$350,123,075	$1,272,962,233	$199,506,916	$557,022,420	$113,815,922
198,522	-	-	-	-
16,234,767	99,879,608	17,330,650	29,490,275	2,447,298

366,556,364	1,372,841,841	216,837,566	586,512,695	116,263,220

-	638,038	398,868	57,751,630	128,216
-	2	3,128	-	-

-	1,058,098	539,100	3,755	142,855
-	2,768,594	601,453	-	85,922
1,610,000	-	-	-	-
-	-	168,646	-	-
1	1	-	-	13,240
305,498	2,650,269	102,900	226,180	19,455
-	-	56,258	-	154,293
804,127	8,285,947	1,502,520	10,882,294	292,371
-	3,179	3,985	4,228	-
225,309	-	-	-	-
34,918	42,382	36,192	41,001	35,213

369,536,217	1,388,288,351	220,250,616	655,421,783	117,134,785

1,459,461	13,734,516	3,594,287	26,814,469	138,576
1,630,000	9,779,000	2,500,000	-	270,000
-	-	-	-	-
72,821,855	-	-	-	-
-	-	232,479	-	-
-	79,018,144	5,668,755	15,976,750	2,206,345
2,646,593	5,051,620	5,579	1,659,898	17,799
178,077	781,884	114,394	-	18,869
59,942	308,284	39,050	57,375	34,082
11,190	41,354	-	-	1,284

88,260	360,768	63,708	193,266	44,974
56,869	129,755	59,878	75,481	56,344
20,736	76,062	26,978	67,441	26,681
6,462	26,051	8,120	9,090	5,051
3,203	512	2,823	28,017	5,092
8,601	-	-	-	-
-	-	-	-	-
86,609	140,558	83,613	106,716	71,452

79,077,858	109,448,508	12,399,664	44,988,503	2,896,549

$290,458,359	$1,278,839,843	$207,850,952	$610,433,280	$114,238,236

$297,039,837	$1,306,965,990	$209,491,778	$600,874,614	$93,648,200
7,520,348	30,094,743	5,283,381	21,882,233	1,419,307
(10,692,697)	(38,609,339)	(3,429,786)	(5,309,841)	6,588,257
(3,409,129)	(19,611,551)	(3,494,421)	(7,013,726)	12,582,472

$290,458,359	$1,278,839,843	$207,850,952	$610,433,280	$114,238,236

$353,666,617	$1,289,634,932	$202,396,683	$564,030,387	$101,163,770
$198,522	$-	$-	$-	$-
$16,238,072	$99,898,868	$17,335,833	$29,496,034	$2,447,774
$-	$2	$3,265	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Class I shares:
Net assets	$-	$163,465,151

Shares outstanding (a)	-	15,871,615

Net asset value, offering price and redemption price per share	$-	$10.30

Class R5 shares:
Net assets	$339,550,968	$135,410,711

Shares outstanding (a)	339,793,948	13,112,390

Net asset value, offering price and redemption price per share	$1.00	$10.33

Service Class shares:
Net assets	$-	$72,407,699

Shares outstanding (a)	-	7,064,548

Net asset value, offering price and redemption price per share	$-	$10.25

Administrative Class shares:
Net assets	$-	$34,341,765

Shares outstanding (a)	-	3,363,104

Net asset value, offering price and redemption price per share	$-	$10.21

Class A shares:
Net assets	$-	$53,188,389

Shares outstanding (a)	-	5,247,159

Net asset value, and redemption price per share	$-	$10.14

Offering price per share (100/[100-maximum sales charge] of net asset value)	$-	$10.40

Class R4 shares:
Net assets	$-	$13,690,716

Shares outstanding (a)	-	1,334,277

Net asset value, offering price and redemption price per share	$-	$10.26

Class R3 shares:
Net assets	$-	$7,980,377

Shares outstanding (a)	-	782,660

Net asset value, offering price and redemption price per share	$-	$10.20

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$133,152,813	$695,500,829	$21,746,405	$382,926,656	$11,637,006

13,006,071	65,221,378	2,054,366	41,325,723	905,229

$10.24	$10.66	$10.59	$9.27	$12.86

$60,120,989	$294,369,880	$98,402,410	$43,612,883	$45,211,458

5,871,125	27,528,802	10,056,935	4,684,170	3,518,141

$10.24	$10.69	$9.78	$9.31	$12.85

$50,449,036	$101,502,153	$18,946,349	$45,295,813	$7,243,050

4,944,500	9,552,416	1,912,314	4,865,875	536,613

$10.20	$10.63	$9.91	$9.31	$13.50

$14,744,292	$69,477,687	$27,039,355	$31,250,003	$8,129,027

1,430,801	6,586,497	2,736,026	3,412,652	630,883

$10.30	$10.55	$9.88	$9.16	$12.89

$20,582,263	$106,562,411	$32,455,785	$27,392,962	$30,517,067

2,048,546	10,197,976	3,293,575	2,999,656	2,439,080

$10.05	$10.45	$9.85	$9.13	$12.51

$10.50	$10.91	$10.29	$9.66	$13.24

$6,840,415	$10,624,290	$4,730,297	$35,011,089	$3,498,895

684,329	1,022,441	483,748	3,873,437	281,650

$10.00	$10.39	$9.78	$9.04	$12.42

$4,568,551	$802,593	$4,530,351	$44,943,874	$8,001,733

457,276	75,223	465,983	4,870,967	647,347

$9.99	$10.67	$9.72	$9.23	$12.36

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$159,749,283	$141,011,025
Investments, at value — affiliated issuers (Note 2 & 7) (b)	-	-
Repurchase agreements, at value (Note 2) (c)	-	3,782,378

Total investments (e)	159,749,283	144,793,403

Cash	-	-
Foreign currency, at value (f)	-	-
Receivables from:
Investments sold	-	451,955
Investment adviser (Note 3)	-	-
Fund shares sold	31,921	97,322
Interest and dividends	191,227	136,665
Foreign taxes withheld	-	-
Prepaid expenses	36,669	28,270

Total assets	160,009,100	145,507,615

Liabilities:
Payables for:
Investments purchased	-	252,909
Fund shares repurchased	1,386,398	621,293
Securities on loan (Note 2)	-	854,991
Trustees’ fees and expenses (Note 3)	55,903	32,929
Affiliates (Note 3):
Investment advisory fees	77,616	64,996
Administration fees	55,480	55,841
Service fees	12,835	14,245
Shareholder service fees	4,381	5,306
Distribution fees	2,634	1,135
Due to custodian	74,127	-
Commitment and Contingent Liabilities (Note 10)	-	-
Accrued expense and other liabilities	47,307	51,101

Total liabilities	1,716,681	1,954,746

Net assets	$158,292,419	$143,552,869

Net assets consist of:
Paid-in capital	$123,450,067	$108,321,212
Accumulated undistributed (distributions in excess of) net investment income	2,503,043	764,017
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,724,123	13,476,665
Net unrealized appreciation (depreciation) on investments and foreign currency translations	14,615,186	20,990,975

Net assets	$158,292,419	$143,552,869

(a) Cost of investments:	$145,134,097	$120,020,050
(b) Cost of investments — affiliated issuers:	$-	$-
(c) Cost of repurchase agreements:	$-	$3,782,378
(d) Cost of other short-term investments:	$-	$-
(e) Securities on loan with market value of:	$-	$838,103
(f) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$334,933,664	$258,097,016	$306,283,480	$519,731,455	$219,361,063
-	-	4,096,417	17,496,757	-
3,191,062	5,803,834	-	-	7,709,303

338,124,726	263,900,850	310,379,897	537,228,212	227,070,366

-	-	171,692	5	52,928
-	-	-	908,832	297,375

-	-	-	3,782,258	647,795
-	-	-	-	95,588
55,290	181,299	552,644	576,508	71,099
139,576	155,690	236,580	656,160	338,458
-	-	295,641	924,225	12,955
36,518	42,044	28,178	36,355	44,927

338,356,110	264,279,883	311,664,632	544,112,555	228,631,491

-	-	-	1,077,079	-
791,466	2,361,633	281,005	2,319,973	677,960
-	7,889,549	1,906,985	12,953,709	3,289,620
65,529	48,837	74,450	129,959	31,418

143,394	123,443	192,277	331,856	193,087
77,789	64,666	77,600	80,047	47,555
47,526	58,998	32,105	33,946	1,584
12,943	12,813	15,862	6,293	162
4,399	6,650	7,108	5,736	488
-	-	-	-	-
-	-	-	-	-
56,974	59,374	151,382	550,762	705,802

1,200,020	10,625,963	2,738,774	17,489,360	4,947,676

$337,156,090	$253,653,920	$308,925,858	$526,623,195	$223,683,815

$210,307,019	$196,356,604	$138,583,739	$435,247,707	$204,059,528
2,130,813	112,405	170,090	4,117,064	(471,716)
63,866,090	17,462,634	51,119,823	9,450,351	(8,313,812)
60,852,168	39,722,277	119,052,206	77,808,073	28,409,815

$337,156,090	$253,653,920	$308,925,858	$526,623,195	$223,683,815

$274,081,496	$218,374,739	$187,229,267	$441,684,139	$190,667,500
$-	$-	$4,096,417	$17,496,757	$-
$3,191,062	$5,803,834	$-	$-	$7,709,303
$-	$-	$-	$-	$-
$-	$7,695,925	$1,839,608	$12,314,819	$3,170,938
$-	$-	$-	$909,818	$297,464

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2018

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Class I shares:
Net assets	$19,545,787	$24,122,818

Shares outstanding (a)	1,145,533	2,002,895

Net asset value, offering price and redemption price per share	$17.06	$12.04

Class R5 shares:
Net assets	$59,987,394	$67,694,739

Shares outstanding (a)	3,510,316	5,625,270

Net asset value, offering price and redemption price per share	$17.09	$12.03

Service Class shares:
Net assets	$50,102,009	$737,675

Shares outstanding (a)	2,955,451	59,306

Net asset value, offering price and redemption price per share	$16.95	$12.44

Administrative Class shares:
Net assets	$9,147,152	$28,295,061

Shares outstanding (a)	529,532	2,355,453

Net asset value, offering price and redemption price per share	$17.27	$12.01

Class A shares:
Net assets	$8,885,811	$14,494,854

Shares outstanding (a)	529,477	1,224,871

Net asset value, and redemption price per share	$16.78	$11.83

Offering price per share (100/[100-maximum sales charge] of net asset value)	$17.76	$12.52

Class R4 shares:
Net assets	$6,428,437	$6,394,243

Shares outstanding (a)	385,659	544,073

Net asset value, offering price and redemption price per share	$16.67	$11.75

Class R3 shares:
Net assets	$4,195,829	$1,813,479

Shares outstanding (a)	248,211	152,999

Net asset value, offering price and redemption price per share	$16.90	$11.85

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$30,278,934	$40,439,377	$50,502,638	$293,575,459	$216,084,661

2,107,162	2,455,387	3,140,033	22,606,961	16,951,443

$14.37	$16.47	$16.08	$12.99	$12.75

$112,177,515	$77,025,068	$101,536,289	$147,653,921	$4,047,402

7,807,573	4,686,021	6,311,630	11,372,603	313,239

$14.37	$16.44	$16.09	$12.98	$12.92

$74,294,190	$18,192,347	$16,103,831	$23,068,822	$230,325

5,158,338	1,109,774	1,010,263	1,783,163	18,096

$14.40	$16.39	$15.94	$12.94	$12.73

$42,622,068	$26,503,428	$90,239,255	$11,908,433	$879,365

2,930,296	1,627,296	5,618,515	925,105	68,799

$14.55	$16.29	$16.06	$12.87	$12.78

$39,398,997	$69,157,059	$31,724,781	$30,719,256	$385,961

2,785,176	4,345,310	1,998,412	2,459,440	30,325

$14.15	$15.92	$15.87	$12.49	$12.73

$14.97	$16.85	$16.79	$13.22	$13.47

$31,265,209	$11,773,098	$7,790,008	$10,673,445	$1,294,925

2,224,899	744,748	495,942	862,221	102,546

$14.05	$15.81	$15.71	$12.38	$12.63

$7,119,177	$10,563,543	$11,029,056	$9,023,859	$761,176

507,847	672,397	698,240	731,230	60,418

$14.02	$15.71	$15.80	$12.34	$12.60

MassMutual Premier Funds – Financial Statements

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Investment income (Note 2):
Dividends	$-	$-
Interest (a)	5,977,313	19,100,997

Total investment income	5,977,313	19,100,997

Expenses (Note 3):
Investment advisory fees	1,355,022	2,133,349
Custody fees	35,128	68,495
Interest expense	-	-
Audit fees	33,053	38,975
Legal fees	5,971	7,785
Proxy fees	997	997
Accounting & Administration fees	64,282	57,229
Shareholder reporting fees	17,633	33,996
Trustees’ fees	21,455	36,832
Registration and filing fees	23,003	89,579
Transfer agent fees	3,000	3,000

	1,559,544	2,470,237
Administration fees:
Class R5	387,149	147,747
Service Class	-	112,560
Administrative Class	-	46,485
Class A	-	83,245
Class R4	-	27,496
Class R3	-	14,362
Distribution fees:
Class R3	-	17,952
Distribution and Service fees:
Class A	-	138,741
Class R4	-	34,370
Class R3	-	17,952
Shareholder service fees:
Service Class	-	37,520
Administrative Class	-	46,485
Class A	-	83,245

Total expenses	1,946,693	3,278,397
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	-	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses:	1,946,693	3,278,397

Net investment income (loss)	4,030,620	15,822,600

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$-	$165,750	$12,750	$-	$1,721,660
13,703,637	41,766,824	7,943,061	32,981,807	1,003,480

13,703,637	41,932,574	7,955,811	32,981,807	2,725,140

1,029,223	4,424,524	772,442	2,252,611	551,068
64,592	109,767	56,336	78,144	48,384
3,398,935	-	-	-	-
38,999	40,343	39,845	37,914	39,794
3,085	14,448	2,584	6,241	1,410
997	997	997	997	997
42,904	76,864	44,856	50,461	49,747
21,854	47,292	19,678	36,503	16,569
15,659	69,332	12,169	28,089	6,714
87,849	89,014	87,453	87,372	87,723
3,000	3,000	3,000	3,000	3,000

4,707,097	4,875,581	1,039,360	2,581,332	805,406

62,887	323,978	92,378	50,380	46,466
77,407	147,725	24,258	69,568	10,859
21,584	103,212	38,870	48,152	12,729
32,204	164,639	50,967	41,779	47,473
12,289	28,800	9,653	65,328	6,451
9,851	1,452	8,358	83,377	15,605

12,314	1,815	10,447	104,221	19,507

53,673	274,398	84,944	69,632	79,122
15,361	36,000	12,066	81,660	8,063
12,314	1,815	10,447	104,221	19,507

25,802	49,242	8,086	23,189	3,620
21,584	103,212	38,870	48,152	12,729
32,204	164,639	50,967	41,779	47,473

5,096,571	6,276,508	1,479,671	3,412,770	1,135,010

-	-	-	-	(10,125)
-	-	-	-	(47,149)
-	-	-	-	(7,352)
-	-	-	-	(8,641)
-	-	-	-	(32,093)
-	-	-	-	(3,289)
-	-	-	-	(7,921)
(32,839)	-	-	-	-
(18,871)	-	-	-	-
(15,474)	-	-	-	-
(4,313)	-	-	-	-
(6,437)	-	-	-	-
(1,844)	-	-	-	-
(1,477)	-	-	-	-

5,015,316	6,276,508	1,479,671	3,412,770	1,018,440

8,688,321	35,656,066	6,476,140	29,569,037	1,706,700

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Premier U.S. Government Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$2,060	$(1,668,386)
Futures contracts	-	2,814,785
Swap agreements	-	44,237
Foreign currency transactions	-	-
Forward contracts	-	-

Net realized gain (loss)	2,060	1,190,636

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	(7,723,921)
Futures contracts	-	(8,052)
Swap agreements	-	140,152
Translation of assets and liabilities in foreign currencies	-	-
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	-	(7,591,821)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,060	(6,401,185)

Net increase (decrease) in net assets resulting from operations	$4,032,680	$9,421,415

(a) Net of foreign withholding tax of:	$-	$152

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier Balanced Fund

$(1,554,919)	$(4,349,525)	$(812,486)	$(1,816,793)	$8,353,559
116,187	(5,601,291)	(724,535)	-	(77,788)
312,933	(74,079)	2,717	-	(595)
-	-	2,861	-	-
-	-	(63,630)	-	-

(1,125,799)	(10,024,895)	(1,595,073)	(1,816,793)	8,275,176

(6,216,042)	(31,303,746)	(6,074,767)	(15,726,783)	869,800
47,597	(1,091,750)	(252,566)	-	(19,590)
236,956	503,125	52,888	-	11,614
-	2	(7,661)	-	-
-	-	(53,770)	-	-

(5,931,489)	(31,892,369)	(6,335,876)	(15,726,783)	861,824

(7,057,288)	(41,917,264)	(7,930,949)	(17,543,576)	9,137,000

$1,631,033	$(6,261,198)	$(1,454,809)	$12,025,461	$10,843,700

$97	$-	$347	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$4,871,683	$2,519,302
Dividends — affiliated issuers (Note 7)	-	-
Interest (b)	10,182	16,039
Securities lending net income	-	4,552
Non cash income	-	-

Total investment income	4,881,865	2,539,893

Expenses (Note 3):
Investment advisory fees	949,586	752,891
Custody fees	17,540	18,419
Audit fees	38,424	35,761
Legal fees	2,160	1,757
Proxy fees	997	997
Accounting & Administration fees	42,818	46,563
Shareholder reporting fees	43,552	15,974
Trustees’ fees	12,224	8,094
Registration and filing fees	86,908	89,193
Transfer agent fees	3,000	3,000

	1,197,209	972,649
Administration fees:
Class R5	53,293	72,033
Service Class	75,602	1,334
Administrative Class	11,176	45,334
Class A	13,519	20,520
Class R4	17,096	11,737
Class R3	8,006	2,998
Distribution fees:
Class R3	10,007	3,747
Distribution and Service fees:
Class A	22,531	34,200
Class R4	21,370	14,671
Class R3	10,007	3,747
Shareholder service fees:
Service Class	25,201	445
Administrative Class	11,176	45,334
Class A	13,519	20,520

Total expenses	1,489,712	1,249,269
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	-	-
Service Class fees reimbursed by adviser	-	-
Administrative Class fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class R4 fees reimbursed by adviser	-	-
Class R3 fees reimbursed by adviser	-	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses:	1,489,712	1,249,269

Net investment income (loss)	3,392,153	1,290,624

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$5,213,961	$2,929,627	$5,209,251	$8,478,298	$4,213,502
-	-	70,353	182,672	-
18,090	30,395	-	3	70,611
-	215,614	52,043	145,677	58,967
-	-	-	1,405,239	40,646

5,232,051	3,175,636	5,331,647	10,211,889	4,383,726

1,801,647	1,310,902	2,463,387	4,504,067	2,620,539
27,773	29,005	135,972	339,454	460,189
38,527	36,793	45,761	44,599	62,129
4,714	2,685	4,134	6,971	3,408
997	997	997	997	997
47,123	43,012	53,252	61,906	50,664
49,100	21,567	23,753	28,315	20,743
23,261	12,954	19,355	31,642	15,475
86,984	87,832	89,501	89,150	87,318
3,000	3,000	3,000	3,000	3,000

2,083,126	1,548,747	2,839,112	5,110,101	3,324,462

101,720	67,986	112,593	177,540	4,187
108,801	25,517	30,288	34,806	604
61,110	36,975	153,894	22,376	2,237
55,749	104,069	48,058	55,849	416
57,692	21,428	11,845	24,198	2,490
11,471	19,083	22,660	18,005	1,659

14,338	23,854	28,324	22,506	2,074

92,916	173,449	80,096	93,081	694
72,115	26,785	14,807	30,247	3,112
14,338	23,854	28,324	22,506	2,074

36,267	8,506	10,096	11,602	201
61,110	36,975	153,894	22,376	2,237
55,749	104,069	48,058	55,849	416

2,826,502	2,221,297	3,582,049	5,701,042	3,346,863

-	-	-	-	(554,472)
-	-	-	-	(9,179)
-	-	-	-	(872)
-	-	-	-	(3,213)
-	-	-	-	(612)
-	-	-	-	(2,732)
-	-	-	-	(1,816)
-	-	-	(51,640)	-
-	-	-	(35,478)	-
-	-	-	(4,649)	-
-	-	-	(2,973)	-
-	-	-	(7,441)	-
-	-	-	(2,421)	-
-	-	-	(1,801)	-

2,826,502	2,221,297	3,582,049	5,594,639	2,773,967

2,405,549	954,339	1,749,598	4,617,250	1,609,759

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2018

	MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions unaffiliated issuers	$21,635,298	$14,630,299
Futures contracts	70,226	-
Foreign currency transactions	-	(7,154)

Net realized gain (loss)	21,705,524	14,623,145

Net change in unrealized appreciation (depreciation) on:
Investment transactions unaffiliated issuers	(5,052,593)	(4,089,515)
Translation of assets and liabilities in foreign currencies	-	2

Net change in unrealized appreciation (depreciation)	(5,052,593)	(4,089,513)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	16,652,931	10,533,632

Net increase (decrease) in net assets resulting from operations	$20,045,084	$11,824,256

(a) Net of foreign withholding tax of:	$1,652	$16,676
(b) Net of foreign withholding tax of:	$-	$-
* Net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Strategic Emerging Markets Fund

$71,761,027	$21,010,831	$55,239,298	$19,320,089	$16,783,918
-	-	-	-	-
-	(4,586)	(43,100)	(245,904)	(130,206)

71,761,027	21,006,245	55,196,198	19,074,185	16,653,712

10,477,180	7,502,778	(24,692,290)*	(33,514,244)*	(17,674,031)*
-	-	(2,058)	(10,531)	(4,822)

10,477,180	7,502,778	(24,694,348)	(33,524,775)	(17,678,853)

82,238,207	28,509,023	30,501,850	(14,450,590)	(1,025,141)

$84,643,756	$29,463,362	$32,251,448	$(9,833,340)	$584,618

$2,108	$-	$466,213	$1,089,897	$509,471
$-	$-	$-	$-	$3
$-	$-	$7,994	$82,779	$(263,290)

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier U.S. Government Money Market Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,030,620	$788,680
Net realized gain (loss)	2,060	15,375
Net change in unrealized appreciation (depreciation)	-	-

Net increase (decrease) in net assets resulting from operations	4,032,680	804,055

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	(4,036,266)	(789,917)
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	(4,036,266)	(789,917)

From net realized gains:
Class R5	(15,250)	-

Total distributions from net realized gains	(15,250)	-

Net fund share transactions (Note 5):
Class I	-	-
Class R5	(12,746,760)	17,582,182
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Increase (decrease) in net assets from fund share transactions	(12,746,760)	17,582,182

Total increase (decrease) in net assets	(12,765,596)	17,596,320
Net assets
Beginning of year	352,316,564	334,720,244

End of year	$339,550,968	$352,316,564

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(104,879)	$(98,779)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$15,822,600	$12,184,024	$8,688,321	$5,913,766
1,190,636	1,632,795	(1,125,799)	659,302
(7,591,821)	103,559	(5,931,489)	(8,610,480)

9,421,415	13,920,378	1,631,033	(2,037,412)

(7,691,067)	(5,251,944)	(2,927,040)	(3,303,684)
(3,581,314)	(4,576,584)	(1,630,948)	(1,716,053)
(1,800,199)	(1,118,894)	(1,365,911)	(1,685,214)
(675,313)	(646,507)	(362,670)	(380,046)
(1,139,950)	(1,566,898)	(495,760)	(479,336)
(295,883)	(192,528)	(157,975)	(140,571)
(127,705)	(74,927)	(112,214)	(71,044)

(15,311,431)	(13,428,282)	(7,052,518)	(7,775,948)

-	-	-	-

-	-	-	-

(133,404,809)	132,199,050	37,219,643	(20,398,922)
(18,465,362)	(43,682,185)	1,064,004	(3,014,284)
(2,398,278)	20,200,806	(6,220,838)	(11,059,868)
5,826,575	(4,144,691)	529,779	588,103
2,813,673	(36,253,064)	(1,140,259)	(587,313)
126,583	4,170,379	755,178	1,040,525
1,346,594	2,990,995	(12,607)	1,986,688

(144,155,024)	75,481,290	32,194,900	(31,445,071)

(150,045,040)	75,973,386	26,773,415	(41,258,431)

630,529,848	554,556,462	263,684,944	304,943,375

$480,484,808	$630,529,848	$290,458,359	$263,684,944

$13,817,391	$11,398,802	$7,520,348	$5,034,643

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$35,656,066	$30,471,112
Net realized gain (loss)	(10,024,895)	(1,704,963)
Net change in unrealized appreciation (depreciation)	(31,892,369)	(13,053,035)

Net increase (decrease) in net assets resulting from operations	(6,261,198)	15,713,114

Distributions to shareholders (Note 2):
From net investment income:
Class I	(16,298,876)	(14,601,868)
Class R5	(10,042,498)	(12,612,757)
Service Class	(2,847,221)	(2,383,497)
Administrative Class	(1,969,162)	(2,568,484)
Class A	(2,716,702)	(3,580,048)
Class R4	(452,049)	(472,193)
Class R3	(12,415)	(21,128)

Total distributions from net investment income	(34,338,923)	(36,239,975)

Net fund share transactions (Note 5):
Class I	166,983,933	51,023,270
Class R5	(52,188,665)	(41,235,128)
Service Class	4,056,318	9,993,431
Administrative Class	433,553	(12,086,916)
Class A	(3,930,113)	(32,957,250)
Class R4	(3,486,576)	259,884
Class R3	(5,723)	60,373

Increase (decrease) in net assets from fund share transactions	111,862,727	(24,942,336)

Total increase (decrease) in net assets	71,262,606	(45,469,197)
Net assets
Beginning of year	1,207,577,237	1,253,046,434

End of year	$1,278,839,843	$1,207,577,237

Accumulated undistributed (distributions in excess of) net investment income at end of year	$30,094,743	$26,265,149

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$6,476,140	$5,178,829	$29,569,037	$28,539,734
(1,595,073)	119,163	(1,816,793)	12,393,363
(6,335,876)	(1,375,365)	(15,726,783)	1,369,001

(1,454,809)	3,922,627	12,025,461	42,302,098

(843,981)	(510,116)	(15,260,676)	(11,671,304)
(2,762,770)	(1,924,560)	(3,402,827)	(2,992,693)
(455,302)	(405,459)	(2,834,872)	(3,214,659)
(738,553)	(765,843)	(1,983,745)	(1,772,049)
(874,975)	(742,829)	(1,668,415)	(1,587,444)
(142,412)	(113,297)	(1,876,196)	(1,369,341)
(101,773)	(60,325)	(2,304,959)	(873,103)

(5,919,766)	(4,522,429)	(29,331,690)	(23,480,593)

(4,798,803)	7,268,356	148,669,885	11,089,432
12,969,568	11,132,841	(9,672,854)	7,594,632
3,407,027	(804,633)	(2,569,351)	(11,805,108)
1,403,086	(7,847,618)	(371,889)	2,756,858
(427,770)	(2,915,667)	(878,585)	(779,251)
(114,082)	1,309,395	5,484,715	11,190,268
811,774	1,269,728	9,740,791	21,695,534

13,250,800	9,412,402	150,402,712	41,742,365

5,876,225	8,812,600	133,096,483	60,563,870

201,974,727	193,162,127	477,336,797	416,772,927

$207,850,952	$201,974,727	$610,433,280	$477,336,797

$5,283,381	$4,542,277	$21,882,233	$21,695,746

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Balanced Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,706,700	$1,751,134
Net realized gain (loss)	8,275,176	5,051,820
Net change in unrealized appreciation (depreciation)	861,824	7,829,385

Net increase (decrease) in net assets resulting from operations	10,843,700	14,632,339

Distributions to shareholders (Note 2):
From net investment income:
Class I	(150,517)	(38,945)
Class R5	(825,274)	(941,540)
Service Class	(112,228)	(159,963)
Administrative Class	(142,305)	(223,479)
Class A	(418,692)	(491,694)
Class R4	(46,983)	(39,384)
Class R3	(95,231)	(88,704)

Total distributions from net investment income	(1,791,230)	(1,983,709)

From net realized gains:
Class I	(419,886)	(10,064)
Class R5	(2,441,906)	(256,998)
Service Class	(363,420)	(48,115)
Administrative Class	(489,679)	(65,382)
Class A	(1,685,763)	(171,366)
Class R4	(165,644)	(12,808)
Class R3	(408,357)	(31,686)

Total distributions from net realized gains	(5,974,655)	(596,419)

Net fund share transactions (Note 5):
Class I	2,964,193	6,906,875
Class R5	(5,395,557)	(9,420,450)
Service Class	54,703	(8,076,631)
Administrative Class	(1,477,601)	(1,577,286)
Class A	(2,896,428)	(1,584,590)
Class R4	594,136	186,346
Class R3	564,095	1,536,213

Increase (decrease) in net assets from fund share transactions	(5,592,459)	(12,029,523)

Total increase (decrease) in net assets	(2,514,644)	22,688
Net assets
Beginning of year	116,752,880	116,730,192

End of year	$114,238,236	$116,752,880

Accumulated undistributed (distributions in excess of) net investment income at end of year	$1,419,307	$1,376,633

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund		MassMutual Premier Main Street Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$3,392,153	$3,520,568	$1,290,624	$1,674,847
21,705,524	19,144,450	14,623,145	8,374,518
(5,052,593)	9,683,417	(4,089,513)	13,443,348

20,045,084	32,348,435	11,824,256	23,492,713

(1,604,136)	(2,353,643)	(121,371)	(17,545)
(858,883)	(1,696,950)	(792,770)	(985,628)
(884,855)	(1,494,180)	(10,364)	(10,280)
(104,018)	(168,634)	(274,091)	(330,203)
(119,815)	(282,683)	(86,861)	(110,288)
(157,778)	(176,562)	(36,158)	(45,456)
(58,916)	(22,222)	(4,833)	(12,257)

(3,788,401)	(6,194,874)	(1,326,448)	(1,511,657)

(8,075,905)	(2,496,839)	(698,041)	(35,014)
(4,566,582)	(1,850,616)	(5,009,325)	(2,116,947)
(4,962,387)	(1,718,634)	(72,606)	(27,618)
(612,898)	(198,868)	(2,130,007)	(845,330)
(891,635)	(351,909)	(909,629)	(348,342)
(982,879)	(202,498)	(339,371)	(100,602)
(391,570)	(32,613)	(74,044)	(33,223)

(20,483,856)	(6,851,977)	(9,233,023)	(3,507,076)

(58,258,893)	(726,741)	15,084,689	7,019,354
13,626,961	(5,341,282)	(11,236,498)	(5,501,152)
2,124,271	(19,780,583)	(360,590)	(990,407)
3,202,911	(418,640)	(2,799,613)	(2,708,436)
(13,134)	(2,258,550)	1,231,559	(511,751)
(3,240,465)	5,343,898	1,001,065	1,198,900
502,778	2,984,902	634,542	183,668

(42,055,571)	(20,196,996)	3,555,154	(1,309,824)

(46,282,744)	(895,412)	4,819,939	17,164,156

204,575,163	205,470,575	138,732,930	121,568,774

$158,292,419	$204,575,163	$143,552,869	$138,732,930

$2,503,043	$2,778,592	$764,017	$914,647

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Disciplined Growth Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,405,549	$3,305,024
Net realized gain (loss)	71,761,027	38,424,086
Net change in unrealized appreciation (depreciation)	10,477,180	31,210,877

Net increase (decrease) in net assets resulting from operations	84,643,756	72,939,987

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,067,533)	(1,520,687)
Class R5	(749,015)	(1,102,028)
Service Class	(553,563)	(813,275)
Administrative Class	(250,708)	(419,940)
Class A	(132,436)	(338,412)
Class R4	(154,197)	(176,073)
Class R3	(15,204)	(21,868)

Total distributions from net investment income	(2,922,656)	(4,392,283)

From net realized gains:
Class I	(12,964,775)	(7,245,299)
Class R5	(10,132,474)	(5,658,271)
Service Class	(8,469,423)	(4,637,195)
Administrative Class	(4,565,652)	(2,532,802)
Class A	(4,168,816)	(2,628,927)
Class R4	(3,156,438)	(1,097,568)
Class R3	(526,943)	(226,206)

Total distributions from net realized gains	(43,984,521)	(24,026,268)

Net fund share transactions (Note 5):
Class I	(93,351,991)	(7,147,349)
Class R5	14,764,969	105,106
Service Class	(5,939,826)	(15,272,706)
Administrative Class	(2,914,451)	(1,693,636)
Class A	(663,139)	(6,702,224)
Class R4	1,753,320	10,011,003
Class R3	2,177,229	674,295

Increase (decrease) in net assets from fund share transactions	(84,173,889)	(20,025,511)

Total increase (decrease) in net assets	(46,437,310)	24,495,925
Net assets
Beginning of year	383,593,400	359,097,475

End of year	$337,156,090	$383,593,400

Accumulated undistributed (distributions in excess of) net investment income at end of year	$2,130,813	$2,296,234

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund		MassMutual Premier Global Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$954,339	$795,492	$1,749,598	$1,350,303
21,006,245	23,120,189	55,196,198	37,011,190
7,502,778	15,507,454	(24,694,348)	36,431,704

29,463,362	39,423,135	32,251,448	74,793,197

(80,448)	(51,423)	(371,046)	(225,061)
(217,215)	(722,512)	(973,977)	(1,469,473)
(37,295)	(151,647)	(148,279)	(261,598)
(36,981)	(203,773)	(697,807)	(980,579)
-	(521,329)	(127,246)	(216,133)
(4,317)	(61,557)	(34,562)	(48,672)
-	(47,585)	(38,175)	(62,240)

(376,256)	(1,759,826)	(2,391,092)	(3,263,756)

(2,130,989)	(99,887)	(4,234,464)	(467,366)
(7,472,114)	(1,518,131)	(12,439,902)	(3,331,064)
(1,770,371)	(342,433)	(2,169,952)	(667,597)
(2,825,371)	(496,326)	(11,456,262)	(2,666,566)
(8,525,904)	(1,730,203)	(3,406,608)	(843,373)
(1,168,317)	(155,824)	(660,525)	(137,972)
(1,100,523)	(148,261)	(1,219,812)	(238,876)

(24,993,589)	(4,491,065)	(35,587,525)	(8,352,814)

23,997,096	10,238,249	16,911,349	11,216,037
10,569,424	(7,400,125)	(17,243,489)	(27,637,117)
2,989,994	(1,103,797)	(2,649,614)	(13,942,751)
2,296,458	2,571,457	(11,029,054)	(16,093,724)
(4,373,792)	(8,136,910)	1,512,000	(7,679,208)
1,742,077	3,905,603	2,389,927	244,024
1,463,944	2,235,598	622,053	100,516

38,685,201	2,310,075	(9,486,828)	(53,792,223)

42,778,718	35,482,319	(15,213,997)	9,384,404

210,875,202	175,392,883	324,139,855	314,755,451

$253,653,920	$210,875,202	$308,925,858	$324,139,855

$112,405	$(45,126)	$170,090	$(115,699)

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Equity Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,617,250	$6,783,674
Net realized gain (loss)	19,074,185	(5,358,092)
Net change in unrealized appreciation (depreciation)	(33,524,775)	72,296,900

Net increase (decrease) in net assets resulting from operations	(9,833,340)	73,722,482

Distributions to shareholders (Note 2):
From net investment income:
Class I	(3,222,891)	(2,520,657)
Class R5	(2,165,164)	(2,377,345)
Service Class	(228,348)	(235,477)
Administrative Class	(161,875)	(179,212)
Class A	(277,389)	(279,085)
Class R4	(124,071)	(55,387)
Class R3	(57,228)	(32,828)

Total distributions from net investment income	(6,236,966)	(5,679,991)

From net realized gains:
Class I	-	(2,890,225)
Class R5	-	(2,979,941)
Service Class	-	(319,197)
Administrative Class	-	(268,503)
Class A	-	(588,484)
Class R4	-	(77,734)
Class R3	-	(59,351)

Total distributions from net realized gains	-	(7,183,435)

Net fund share transactions (Note 5):
Class I	55,812,142	23,943,833
Class R5	(43,165,875)	(47,878,604)
Service Class	2,530,771	(3,063,669)
Administrative Class	(5,901,391)	(2,982,208)
Class A	(8,005,463)	(7,701,580)
Class R4	176,900	6,088,990
Class R3	307,655	4,245,079

Increase (decrease) in net assets from fund share transactions	1,754,739	(27,348,159)

Total increase (decrease) in net assets	(14,315,567)	33,510,897
Net assets
Beginning of year	540,938,762	507,427,865

End of year	$526,623,195	$540,938,762

Accumulated undistributed (distributions in excess of) net investment income at end of year	$4,117,064	$6,115,835

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund
Year Ended September 30, 2018	Year Ended September 30, 2017

$1,609,759	$1,317,482
16,653,712	5,360,842
(17,678,853)	32,275,972

584,618	38,954,296

(3,266,714)	(2,039,263)
(48,833)	(31,977)
(4,633)	(73,865)
(15,720)	(11,682)
(1,765)	(183)
(9,767)	(8,779)
(5,088)	(5,018)

(3,352,520)	(2,170,767)

-	-
-	-
-	-
-	-
-	-
-	-
-	-

-	-

(18,248,392)	(3,386,325)
209,650	106,292
(209,251)	(7,587,580)
(679,287)	607,467
286,103	2,452
310,852	243,951
(53,744)	41,892

(18,384,069)	(9,971,851)

(21,151,971)	26,811,678

244,835,786	218,024,108

$223,683,815	$244,835,786

$(471,716)	$(487,118)

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended September 30, 2018

MassMutual Premier Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$1,631,033
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(237,695,778)
Investments sold	229,220,780
(Increase) Decrease to the principal amount of inflation-linked securities	(6,927,783)
(Purchase) Sale of short-term investments, net	125,991,539
Amortization (Accretion) of discount and premium, net	516,277
(Increase) Decrease in receivable from interest and dividends	(159,249)
(Increase) Decrease in prepaid expenses	(1,241)
(Increase) Decrease in receivable from open swap agreements, at value	10,768
(Increase) Decrease in receivable for variation margin on open derivative instruments	4,404
Increase (Decrease) in payable for variation margin on open derivative instruments	10,937
Increase (Decrease) in payable for Trustees’ fees and expenses	3,273
Increase (Decrease) in payable for investment advisory fees	3,410
Increase (Decrease) in payable for administration fees	18,764
Increase (Decrease) in payable for service fees	40
Increase (Decrease) in payable for distribution fees	341
Increase (Decrease) in payable for shareholder service fees	(512)
Increase (Decrease) in payable for open swap agreements, at value	(281,101)
Increase (Decrease) in collateral held on purchased options	1,180,000
Increase (Decrease) in payable for accrued expenses and other liabilities	26,660
Net change in unrealized (appreciation) depreciation on investments	6,216,042
Net realized (gain) loss from investments	1,554,919

Net cash from (used in) operating activities	121,323,523

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	8,601
Proceeds from shares sold	123,130,011
Payment on shares redeemed	(102,200,650)
Cash distributions paid	(152)
Net Increase (Decrease) in reverse repurchase agreements	(140,227,454)
(Increase) Decrease in collateral pledged for reverse repurchase agreements	(2,033,879)

Net cash from (used in) financing activities	(121,323,523)

Net increase (decrease) in cash	-
Cash at beginning of period	-

Cash at end of period	$-

Non cash financing activities not included herein consist of:
Reinvestment of distributions	$7,052,366
Cash paid out for interest on reverse repurchase agreements	$3,429,322

The accompanying notes are an integral part of the financial statements.

MassMutual Premier U.S. Government Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class R5
9/30/18	$1.00	$0.01		$0.00	[d]	$0.01		$(0.01)	$(0.00)[d]	$(0.01)	$1.00	1.08%		$339,551	0.50%	N/A	1.04%
9/30/17	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.23%		352,317	0.52%	0.51%	0.22%
9/30/16	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	334,720	0.51%	0.36%	0.00%	[e]
9/30/15	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.01%		400,017	0.50%	0.14%	0.00%	[e]
9/30/14	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	474,520	0.48%	0.12%	0.00%	[e]

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$10.40	$0.27	$(0.10)	$0.17	$(0.27)	$-	$(0.27)	$10.30	1.65%	$163,465	0.39%	N/A	2.64%
9/30/17	10.39	0.23	0.03	0.26	(0.25)	-	(0.25)	10.40	2.57%	299,768	0.40%	N/A	2.20%
9/30/16	10.46	0.20	0.00 [d]	0.20	(0.27)	-	(0.27)	10.39	1.98%	166,281	0.40%	N/A	1.97%
9/30/15	10.50	0.19	0.01	0.20	(0.24)	(0.00)[d]	(0.24)	10.46	2.00%	154,219	0.40%	N/A	1.83%
9/30/14	10.57	0.17	(0.01)	0.16	(0.23)	-	(0.23)	10.50	1.46%	193,155	0.44%	0.37%	1.62%
Class R5
9/30/18	$10.42	$0.26	$(0.09)	$0.17	$(0.26)	$-	$(0.26)	$10.33	1.63%	$135,411	0.49%	N/A	2.55%
9/30/17	10.42	0.22	0.02	0.24	(0.24)	-	(0.24)	10.42	2.36%	155,172	0.50%	N/A	2.09%
9/30/16	10.49	0.19	0.00 [d]	0.19	(0.26)	-	(0.26)	10.42	1.88%	199,354	0.50%	N/A	1.87%
9/30/15	10.52	0.18	0.02	0.20	(0.23)	(0.00)[d]	(0.23)	10.49	1.95%	159,429	0.50%	N/A	1.73%
9/30/14	10.59	0.15	(0.01)	0.14	(0.21)	-	(0.21)	10.52	1.36%	179,221	0.59%	0.52%	1.47%
Service Class
9/30/18	$10.35	$0.25	$(0.10)	$0.15	$(0.25)	$-	$(0.25)	$10.25	1.50%	$72,408	0.59%	N/A	2.45%
9/30/17	10.35	0.21	0.02	0.23	(0.23)	-	(0.23)	10.35	2.24%	75,544	0.60%	N/A	2.00%
9/30/16	10.42	0.18	0.00 [d]	0.18	(0.25)	-	(0.25)	10.35	1.78%	55,309	0.60%	N/A	1.75%
9/30/15	10.45	0.17	0.02	0.19	(0.22)	(0.00)[d]	(0.22)	10.42	1.87%	86,058	0.60%	N/A	1.64%
9/30/14	10.53	0.15	(0.02)	0.13	(0.21)	-	(0.21)	10.45	1.25%	75,423	0.66%	0.59%	1.40%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	68%	72%	87%	59%	90%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$10.31	$0.24	$(0.10)	$0.14	$(0.24)	$-	$(0.24)	$10.21	1.35%		$34,342	0.69%		N/A	2.37%
9/30/17	10.30	0.19	0.04	0.23	(0.22)	-	(0.22)	10.31	2.24%		28,771	0.70%		N/A	1.89%
9/30/16	10.37	0.17	0.00 [d]	0.17	(0.24)	-	(0.24)	10.30	1.69%		32,906	0.70%		N/A	1.66%
9/30/15	10.41	0.16	0.01	0.17	(0.21)	(0.00)[d]	(0.21)	10.37	1.69%		36,789	0.70%		N/A	1.53%
9/30/14	10.49	0.14	(0.02)	0.12	(0.20)	-	(0.20)	10.41	1.19%		42,999	0.75%		0.68%	1.31%
Class A
9/30/18	$10.24	$0.21	$(0.10)	$0.11	$(0.21)	$-	$(0.21)	$10.14	1.10%		$53,188	0.94%		N/A	2.11%
9/30/17	10.23	0.16	0.04	0.20	(0.19)	-	(0.19)	10.24	2.00%		50,893	0.95%		N/A	1.62%
9/30/16	10.30	0.14	0.00 [d]	0.14	(0.21)	-	(0.21)	10.23	1.49%		87,598	0.95%		N/A	1.42%
9/30/15	10.34	0.13	0.02	0.15	(0.19)	(0.00)[d]	(0.19)	10.30	1.44%		75,507	0.95%		N/A	1.28%
9/30/14	10.41	0.11	(0.01)	0.10	(0.17)	-	(0.17)	10.34	0.88%		77,196	1.00%		0.93%	1.06%
Class R4
9/30/18	$10.36	$0.23	$(0.11)	$0.12	$(0.22)	$-	$(0.22)	$10.26	1.21%		$13,691	0.84%		N/A	2.21%
9/30/17	10.36	0.18	0.03	0.21	(0.21)	-	(0.21)	10.36	2.05%		13,693	0.85%		N/A	1.75%
9/30/16	10.45	0.16	0.00 [d]	0.16	(0.25)	-	(0.25)	10.36	1.59%		9,446	0.85%		N/A	1.53%
9/30/15	10.50	0.14	0.02	0.16	(0.21)	(0.00)[d]	(0.21)	10.45	1.57%		5,881	0.85%		N/A	1.39%
9/30/14gg	10.45	0.06	(0.01)	0.05	-	-	-	10.50	0.48%	[b]	100	0.84%	[a]	N/A	1.22%	[a]
Class R3
9/30/18	$10.30	$0.20	$(0.10)	$0.10	$(0.20)	$-	$(0.20)	$10.20	0.97%		$7,980	1.09%		N/A	1.97%
9/30/17	10.31	0.15	0.03	0.18	(0.19)	-	(0.19)	10.30	1.79%		6,689	1.10%		N/A	1.50%
9/30/16	10.42	0.13	0.00 [d]	0.13	(0.24)	-	(0.24)	10.31	1.27%		3,661	1.10%		N/A	1.29%
9/30/15	10.46	0.12	0.01	0.13	(0.17)	(0.00)[d]	(0.17)	10.42	1.27%		1,561	1.10%		N/A	1.15%
9/30/14	10.44	0.09	(0.02)	0.07	(0.05)	-	(0.05)	10.46	0.72%		618	1.23%		1.16%	0.82%

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Class I
9/30/18	$10.46	$0.34	$(0.26)	$0.08	$(0.30)	$-	$(0.30)	$10.24	0.74%		$133,153	1.74%	1.71%	0.45%	3.33%
9/30/17	10.79	0.23	(0.27)	(0.04)	(0.29)	-	(0.29)	10.46	(0.32%	)	98,194	1.26%	1.23%	0.45%	2.24%
9/30/16	10.19	0.13	0.59	0.72	(0.12)	-	(0.12)	10.79	7.16%		122,515	0.91%	0.90%	0.46%	1.23%
9/30/15	10.56	0.06	(0.17)	(0.11)	(0.26)	-	(0.26)	10.19	(1.12%	)	153,421	0.67%	N/A	0.47%	0.56%
9/30/14	11.00	0.26	(0.08)	0.18	(0.26)	(0.36)	(0.62)	10.56	1.79%		160,396	0.64%	0.58%	0.45%	2.42%
Class R5
9/30/18	$10.46	$0.34	$(0.27)	$0.07	$(0.29)	$-	$(0.29)	$10.24	0.63%		$60,121	1.84%	1.81%	0.55%	3.29%
9/30/17	10.80	0.22	(0.28)	(0.06)	(0.28)	-	(0.28)	10.46	(0.51%	)	60,155	1.36%	1.33%	0.55%	2.07%
9/30/16	10.19	0.13	0.59	0.72	(0.11)	-	(0.11)	10.80	7.14%		65,361	1.01%	1.00%	0.56%	1.22%
9/30/15	10.56	0.05	(0.18)	(0.13)	(0.24)	-	(0.24)	10.19	(1.22%	)	60,285	0.77%	N/A	0.57%	0.48%
9/30/14	10.99	0.24	(0.07)	0.17	(0.24)	(0.36)	(0.60)	10.56	1.62%		57,910	0.75%	0.69%	0.56%	2.30%
Service Class
9/30/18	$10.42	$0.32	$(0.27)	$0.05	$(0.27)	$-	$(0.27)	$10.20	0.51%		$50,449	1.94%	1.91%	0.65%	3.16%
9/30/17	10.76	0.21	(0.29)	(0.08)	(0.26)	-	(0.26)	10.42	(0.63%	)	57,719	1.46%	1.43%	0.65%	2.00%
9/30/16	10.16	0.10	0.60	0.70	(0.10)	-	(0.10)	10.76	6.96%		71,040	1.11%	1.10%	0.66%	0.95%
9/30/15	10.52	0.04	(0.17)	(0.13)	(0.23)	-	(0.23)	10.16	(1.23%	)	77,147	0.87%	N/A	0.67%	0.37%
9/30/14	10.96	0.23	(0.08)	0.15	(0.23)	(0.36)	(0.59)	10.52	1.54%		77,120	0.85%	0.79%	0.66%	2.16%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	62%	25%	46%	59%	65%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)[p]
Administrative Class
9/30/18	$10.53	$0.31	$(0.28)	$0.03	$(0.26)	$-	$(0.26)	$10.30	0.31%		$14,744	2.04%		2.01%	0.75%		3.02%
9/30/17	10.86	0.20	(0.27)	(0.07)	(0.26)	-	(0.26)	10.53	(0.58%	)	14,519	1.56%		1.53%	0.75%		1.94%
9/30/16	10.26	0.10	0.59	0.69	(0.09)	-	(0.09)	10.86	6.80%		14,408	1.21%		1.20%	0.76%		0.96%
9/30/15	10.62	0.04	(0.17)	(0.13)	(0.23)	-	(0.23)	10.26	(1.30%	)	11,859	0.97%		N/A	0.77%		0.36%
9/30/14	11.06	0.23	(0.09)	0.14	(0.22)	(0.36)	(0.58)	10.62	1.42%		10,584	0.92%		0.86%	0.73%		2.15%
Class A
9/30/18	$10.27	$0.28	$(0.26)	$0.02	$(0.24)	$-	$(0.24)	$10.05	0.16%		$20,582	2.29%		2.26%	1.00%		2.80%
9/30/17	10.60	0.17	(0.27)	(0.10)	(0.23)	-	(0.23)	10.27	(0.92%	)	22,180	1.81%		1.78%	1.00%		1.67%
9/30/16	10.00	0.08	0.58	0.66	(0.06)	-	(0.06)	10.60	6.65%		23,476	1.46%		1.45%	1.01%		0.76%
9/30/15	10.36	(0.00)[d]	(0.16)	(0.16)	(0.20)	-	(0.20)	10.00	(1.58%	)	22,320	1.22%		N/A	1.02%		(0.02%	)
9/30/14	10.80	0.19	(0.08)	0.11	(0.19)	(0.36)	(0.55)	10.36	1.16%		26,054	1.18%		1.11%	0.98%		1.79%
Class R4
9/30/18	$10.22	$0.29	$(0.26)	$0.03	$(0.25)	$-	$(0.25)	$10.00	0.31%		$6,840	2.19%		2.16%	0.90%		2.87%
9/30/17	10.57	0.18	(0.28)	(0.10)	(0.25)	-	(0.25)	10.22	(0.84%	)	6,231	1.71%		1.68%	0.90%		1.78%
9/30/16	10.00	0.12	0.55	0.67	(0.10)	-	(0.10)	10.57	6.77%		5,352	1.36%		1.35%	0.91%		1.21%
9/30/15	10.37	0.14	(0.29)	(0.15)	(0.22)	-	(0.22)	10.00	(1.47%	)	996	1.12%		N/A	0.92%		1.42%
9/30/14gg	10.22	0.16	(0.01)	0.15	-	-	-	10.37	1.47%	[b]	101	1.03%	[a]	N/A	0.90%	[a]	3.03%	[a]
Class R3
9/30/18	$10.22	$0.27	$(0.27)	$0.00 [d]	$(0.23)	$-	$(0.23)	$9.99	0.03%		$4,569	2.44%		2.41%	1.15%		2.69%
9/30/17	10.57	0.16	(0.27)	(0.11)	(0.24)	-	(0.24)	10.22	(1.00%	)	4,686	1.97%		1.94%	1.16%		1.54%
9/30/16	10.01	0.15	0.48	0.63	(0.07)	-	(0.07)	10.57	6.37%		2,792	1.61%		1.60%	1.16%		1.46%
9/30/15	10.37	(0.03)	(0.15)	(0.18)	(0.18)	-	(0.18)	10.01	(1.76%	)	386	1.37%		N/A	1.17%		(0.30%	)
9/30/14	10.82	0.17	(0.09)	0.08	(0.17)	(0.36)	(0.53)	10.37	0.93%		1,593	1.40%		1.33%	1.20%		1.66%

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$11.04	$0.34	$(0.39)	$(0.05)	$(0.33)	$-	$(0.33)	$10.66	(0.46%	)	$695,501	0.42%	N/A	3.19%
9/30/17	11.26	0.29	(0.15)	0.14	(0.36)	-	(0.36)	11.04	1.41%		546,975	0.42%	N/A	2.70%
9/30/16	11.27	0.29	0.19	0.48	(0.34)	(0.15)	(0.49)	11.26	4.54%		501,737	0.42%	N/A	2.59%
9/30/15	11.43	0.30	(0.11)	0.19	(0.30)	(0.05)	(0.35)	11.27	1.67%		677,427	0.42%	N/A	2.61%
9/30/14	11.27	0.29	0.25	0.54	(0.38)	-	(0.38)	11.43	4.92%		620,248	0.49%	0.40%	2.59%
Class R5
9/30/18	$11.07	$0.33	$(0.39)	$(0.06)	$(0.32)	$-	$(0.32)	$10.69	(0.57%	)	$294,370	0.52%	N/A	3.07%
9/30/17	11.29	0.28	(0.15)	0.13	(0.35)	-	(0.35)	11.07	1.30%		358,319	0.52%	N/A	2.58%
9/30/16	11.30	0.28	0.19	0.47	(0.33)	(0.15)	(0.48)	11.29	4.40%		408,472	0.52%	N/A	2.49%
9/30/15	11.45	0.29	(0.11)	0.18	(0.28)	(0.05)	(0.33)	11.30	1.63%		489,222	0.52%	N/A	2.51%
9/30/14	11.27	0.27	0.26	0.53	(0.35)	-	(0.35)	11.45	4.72%		511,202	0.64%	0.55%	2.43%
Service Class
9/30/18	$11.01	$0.32	$(0.39)	$(0.07)	$(0.31)	$-	$(0.31)	$10.63	(0.66%	)	$101,502	0.62%	N/A	2.98%
9/30/17	11.22	0.27	(0.15)	0.12	(0.33)	-	(0.33)	11.01	1.24%		100,903	0.62%	N/A	2.51%
9/30/16	11.23	0.26	0.20	0.46	(0.32)	(0.15)	(0.47)	11.22	4.34%		91,885	0.62%	N/A	2.40%
9/30/15	11.38	0.27	(0.10)	0.17	(0.27)	(0.05)	(0.32)	11.23	1.49%		130,923	0.62%	N/A	2.40%
9/30/14	11.22	0.27	0.24	0.51	(0.35)	-	(0.35)	11.38	4.65%		166,094	0.71%	0.63%	2.36%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	140%	213%	330%	361%	361%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$10.92	$0.31	$(0.38)	$(0.07)	$(0.30)	$-	$(0.30)	$10.55	(0.70%	)	$69,478	0.72%		N/A	2.88%
9/30/17	11.14	0.26	(0.15)	0.11	(0.33)	-	(0.33)	10.92	1.11%		71,425	0.72%		N/A	2.38%
9/30/16	11.16	0.25	0.19	0.44	(0.31)	(0.15)	(0.46)	11.14	4.19%		85,249	0.72%		N/A	2.29%
9/30/15	11.32	0.26	(0.10)	0.16	(0.27)	(0.05)	(0.32)	11.16	1.38%		84,709	0.72%		N/A	2.31%
9/30/14	11.16	0.25	0.25	0.50	(0.34)	-	(0.34)	11.32	4.60%		70,975	0.81%		0.71%	2.27%
Class A
9/30/18	$10.82	$0.28	$(0.38)	$(0.10)	$(0.27)	$-	$(0.27)	$10.45	(1.00%	)	$106,562	0.97%		N/A	2.63%
9/30/17	11.03	0.23	(0.15)	0.08	(0.29)	-	(0.29)	10.82	0.87%		114,317	0.97%		N/A	2.13%
9/30/16	11.04	0.22	0.20	0.42	(0.28)	(0.15)	(0.43)	11.03	4.01%		150,014	0.97%		N/A	2.04%
9/30/15	11.20	0.23	(0.10)	0.13	(0.24)	(0.05)	(0.29)	11.04	1.12%		166,649	0.97%		N/A	2.06%
9/30/14	11.04	0.22	0.25	0.47	(0.31)	-	(0.31)	11.20	4.25%		174,618	1.05%		0.96%	2.02%
Class R4
9/30/18	$10.78	$0.29	$(0.39)	$(0.10)	$(0.29)	$-	$(0.29)	$10.39	(0.97%	)	$10,624	0.87%		N/A	2.72%
9/30/17	11.00	0.24	(0.14)	0.10	(0.32)	-	(0.32)	10.78	1.03%		14,811	0.87%		N/A	2.23%
9/30/16	11.03	0.23	0.19	0.42	(0.30)	(0.15)	(0.45)	11.00	4.09%		14,906	0.87%		N/A	2.14%
9/30/15	11.20	0.25	(0.11)	0.14	(0.26)	(0.05)	(0.31)	11.03	1.28%		8,960	0.87%		N/A	2.21%
9/30/14gg	10.95	0.12	0.13	0.25	-	-	-	11.20	2.28%	[b]	102	0.86%	[a]	N/A	2.08%	[a]
Class R3
9/30/18	$11.02	$0.27	$(0.39)	$(0.12)	$(0.23)	$-	$(0.23)	$10.67	(1.13%	)	$803	1.12%		N/A	2.49%
9/30/17	11.25	0.22	(0.16)	0.06	(0.29)	-	(0.29)	11.02	0.64%		828	1.12%		N/A	1.99%
9/30/16	11.25	0.21	0.20	0.41	(0.26)	(0.15)	(0.41)	11.25	3.89%		783	1.12%		N/A	1.89%
9/30/15	11.40	0.22	(0.10)	0.12	(0.22)	(0.05)	(0.27)	11.25	1.02%		625	1.12%		N/A	1.90%
9/30/14	11.20	0.20	0.24	0.44	(0.24)	-	(0.24)	11.40	4.02%		1,231	1.29%		1.20%	1.78%

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$10.97	$0.35	$(0.41)	$(0.06)	$(0.32)	$-	$(0.32)	$10.59	(0.55%	)	$21,746	0.50%	0.50%	[n]	3.33%
9/30/17	11.01	0.31	(0.09)	0.22	(0.26)	-	(0.26)	10.97	2.16%		27,548	0.51%	0.51%	[n]	2.87%
9/30/16	10.73	0.28	0.31	0.59	(0.26)	(0.05)	(0.31)	11.01	5.71%		20,147	0.53%	0.52%		2.60%
9/30/15	10.88	0.28	(0.19)	0.09	(0.23)	(0.01)	(0.24)	10.73	0.81%		15,756	0.56%	0.52%		2.54%
9/30/14	10.61	0.29	0.30	0.59	(0.31)	(0.01)	(0.32)	10.88	5.75%		5,659	0.59%	0.51%		2.68%
Class R5
9/30/18	$10.16	$0.32	$(0.39)	$(0.07)	$(0.31)	$-	$(0.31)	$9.78	(0.69%	)	$98,402	0.60%	0.60%	[n]	3.24%
9/30/17	10.22	0.28	(0.09)	0.19	(0.25)	-	(0.25)	10.16	2.02%		88,740	0.61%	0.61%	[n]	2.76%
9/30/16	9.98	0.25	0.29	0.54	(0.25)	(0.05)	(0.30)	10.22	5.63%		77,693	0.63%	0.62%		2.50%
9/30/15	10.14	0.24	(0.17)	0.07	(0.22)	(0.01)	(0.23)	9.98	0.66%		65,209	0.66%	0.62%		2.41%
9/30/14	9.90	0.26	0.28	0.54	(0.29)	(0.01)	(0.30)	10.14	5.49%		68,204	0.69%	0.59%		2.59%
Service Class
9/30/18	$10.28	$0.31	$(0.38)	$(0.07)	$(0.30)	$-	$(0.30)	$9.91	(0.69%	)	$18,946	0.70%	0.70%	[n]	3.14%
9/30/17	10.34	0.27	(0.09)	0.18	(0.24)	-	(0.24)	10.28	1.89%		16,047	0.71%	0.71%	[n]	2.65%
9/30/16	10.09	0.24	0.30	0.54	(0.24)	(0.05)	(0.29)	10.34	5.53%		16,990	0.73%	0.72%		2.39%
9/30/15	10.24	0.24	(0.17)	0.07	(0.21)	(0.01)	(0.22)	10.09	0.59%		20,226	0.76%	0.72%		2.32%
9/30/14	10.00	0.25	0.28	0.53	(0.28)	(0.01)	(0.29)	10.24	5.37%		15,644	0.79%	0.69%		2.51%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	142%	207%	314%	362%	382%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$10.25	$0.30	$(0.38)	$(0.08)	$(0.29)	$-	$(0.29)	$9.88	(0.83%	)	$27,039	0.80%		0.80%	[n]	3.03%
9/30/17	10.31	0.26	(0.09)	0.17	(0.23)	-	(0.23)	10.25	1.78%		26,601	0.81%		0.81%	[n]	2.54%
9/30/16	10.07	0.23	0.29	0.52	(0.23)	(0.05)	(0.28)	10.31	5.38%		34,731	0.83%		0.82%		2.29%
9/30/15	10.22	0.23	(0.17)	0.06	(0.20)	(0.01)	(0.21)	10.07	0.54%		35,581	0.86%		0.82%		2.22%
9/30/14	9.99	0.24	0.28	0.52	(0.28)	(0.01)	(0.29)	10.22	5.26%		22,159	0.89%		0.79%		2.41%
Class A
9/30/18	$10.23	$0.28	$(0.40)	$(0.12)	$(0.26)	$-	$(0.26)	$9.85	(1.17%	)	$32,456	1.05%		1.05%	[n]	2.78%
9/30/17	10.28	0.23	(0.07)	0.16	(0.21)	-	(0.21)	10.23	1.63%		34,137	1.06%		1.06%	[n]	2.30%
9/30/16	10.04	0.20	0.29	0.49	(0.20)	(0.05)	(0.25)	10.28	5.06%		37,243	1.08%		1.07%		2.04%
9/30/15	10.17	0.20	(0.16)	0.04	(0.16)	(0.01)	(0.17)	10.04	0.21%		36,941	1.11%		1.07%		1.96%
9/30/14	9.94	0.22	0.27	0.49	(0.25)	(0.01)	(0.26)	10.17	5.04%		34,703	1.16%		1.06%		2.15%
Class R4
9/30/18	$10.16	$0.28	$(0.38)	$(0.10)	$(0.28)	$-	$(0.28)	$9.78	(1.01%	)	$4,730	0.95%		0.95%	[n]	2.87%
9/30/17	10.22	0.24	(0.07)	0.17	(0.23)	-	(0.23)	10.16	1.77%		5,032	0.96%		0.96%	[n]	2.41%
9/30/16	10.01	0.21	0.29	0.50	(0.24)	(0.05)	(0.29)	10.22	5.18%		3,765	0.98%		0.97%		2.15%
9/30/15	10.18	0.22	(0.18)	0.04	(0.20)	(0.01)	(0.21)	10.01	0.34%		2,959	1.01%		0.97%		2.17%
9/30/14gg	9.93	0.11	0.14	0.25	-	-	-	10.18	2.52%	[b]	102	1.00%	[a]	0.97%	[a]	2.12%	[a]
Class R3
9/30/18	$10.10	$0.26	$(0.38)	$(0.12)	$(0.26)	$-	$(0.26)	$9.72	(1.24%	)	$4,530	1.20%		1.20%	[n]	2.64%
9/30/17	10.19	0.22	(0.09)	0.13	(0.22)	-	(0.22)	10.10	1.41%		3,869	1.21%		1.21%	[n]	2.18%
9/30/16	9.99	0.19	0.29	0.48	(0.23)	(0.05)	(0.28)	10.19	4.94%		2,592	1.23%		1.22%		1.95%
9/30/15	10.16	0.19	(0.17)	0.02	(0.18)	(0.01)	(0.19)	9.99	0.15%		412	1.26%		1.22%		1.84%
9/30/14gg	9.93	0.09	0.14	0.23	-	-	-	10.16	2.32%	[b]	102	1.25%	[a]	1.22%	[a]	1.87%	[a]

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$9.62	$0.58	$(0.33)	$0.25	$(0.60)	$-	$(0.60)	$9.27	2.78%		$382,927	0.54%	0.54%	[n]	6.32%
9/30/17	9.29	0.62	0.28	0.90	(0.57)	-	(0.57)	9.62	10.22%		242,645	0.54%	0.54%[n]		6.63%
9/30/16	8.98	0.62	0.28	0.90	(0.59)	-	(0.59)	9.29	10.86%		220,759	0.57%	0.55%		7.05%
9/30/15	10.16	0.61	(0.86)	(0.25)	(0.69)	(0.24)	(0.93)	8.98	(2.27%	)	106,575	0.58%	0.55%		6.47%
9/30/14	10.07	0.68	0.25	0.93	(0.67)	(0.17)	(0.84)	10.16	9.79%		105,460	0.57%	0.52%		6.68%
Class R5
9/30/18	$9.66	$0.57	$(0.33)	$0.24	$(0.59)	$-	$(0.59)	$9.31	2.65%		$43,613	0.64%	0.64%	[n]	6.20%
9/30/17	9.33	0.61	0.28	0.89	(0.56)	-	(0.56)	9.66	10.08%		55,628	0.64%	0.64%[n]		6.54%
9/30/16	9.02	0.61	0.28	0.89	(0.58)	-	(0.58)	9.33	10.68%		45,867	0.67%	0.65%		6.93%
9/30/15	10.19	0.60	(0.85)	(0.25)	(0.68)	(0.24)	(0.92)	9.02	(2.28%	)	41,616	0.68%	0.65%		6.38%
9/30/14	10.09	0.66	0.26	0.92	(0.65)	(0.17)	(0.82)	10.19	9.63%		39,737	0.72%	0.67%		6.52%
Service Class
9/30/18	$9.66	$0.56	$(0.33)	$0.23	$(0.58)	$-	$(0.58)	$9.31	2.55%		$45,296	0.74%	0.74%	[n]	6.11%
9/30/17	9.33	0.60	0.28	0.88	(0.55)	-	(0.55)	9.66	9.93%		49,581	0.74%	0.74%[n]		6.45%
9/30/16	9.01	0.60	0.29	0.89	(0.57)	-	(0.57)	9.33	10.70%		59,787	0.77%	0.75%		6.83%
9/30/15	10.18	0.59	(0.86)	(0.27)	(0.66)	(0.24)	(0.90)	9.01	(2.40%	)	62,734	0.78%	0.75%		6.27%
9/30/14	10.09	0.65	0.26	0.91	(0.65)	(0.17)	(0.82)	10.18	9.46%		61,150	0.80%	0.75%		6.45%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	38%	70%	50%	76%	80%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$9.51	$0.55	$(0.33)	$0.22	$(0.57)	$-	$(0.57)	$9.16	2.49%		$31,250	0.84%		0.84%	[n]	6.01%
9/30/17	9.20	0.58	0.28	0.86	(0.55)	-	(0.55)	9.51	9.79%		32,889	0.84%		0.84%[n]		6.34%
9/30/16	8.89	0.58	0.29	0.87	(0.56)	-	(0.56)	9.20	10.63%		28,948	0.87%		0.85%		6.74%
9/30/15	10.07	0.57	(0.85)	(0.28)	(0.66)	(0.24)	(0.90)	8.89	(2.58%	)	24,221	0.88%		0.85%		6.18%
9/30/14	9.99	0.64	0.25	0.89	(0.64)	(0.17)	(0.81)	10.07	9.37%		22,802	0.92%		0.87%		6.33%
Class A
9/30/18	$9.49	$0.52	$(0.33)	$0.19	$(0.55)	$-	$(0.55)	$9.13	2.10%		$27,393	1.09%		1.09%	[n]	5.76%
9/30/17	9.17	0.56	0.28	0.84	(0.52)	-	(0.52)	9.49	9.63%		29,357	1.09%		1.09%[n]		6.09%
9/30/16	8.86	0.56	0.29	0.85	(0.54)	-	(0.54)	9.17	10.31%		29,055	1.12%		1.10%		6.49%
9/30/15	10.02	0.55	(0.85)	(0.30)	(0.62)	(0.24)	(0.86)	8.86	(2.78%	)	28,572	1.13%		1.10%		5.93%
9/30/14	9.94	0.61	0.25	0.86	(0.61)	(0.17)	(0.78)	10.02	9.10%		33,597	1.17%		1.12%		6.08%
Class R4
9/30/18	$9.40	$0.53	$(0.33)	$0.20	$(0.56)	$-	$(0.56)	$9.04	2.30%		$35,011	0.99%		0.99%	[n]	5.87%
9/30/17	9.11	0.56	0.28	0.84	(0.55)	-	(0.55)	9.40	9.66%		30,611	0.99%		0.99%[n]		6.18%
9/30/16	8.84	0.57	0.28	0.85	(0.58)	-	(0.58)	9.11	10.44%		18,428	1.02%		1.00%		6.66%
9/30/15	10.02	0.54	(0.83)	(0.29)	(0.65)	(0.24)	(0.89)	8.84	(2.67%	)	2,672	1.03%		1.00%		5.97%
9/30/14gg	9.89	0.31	(0.18)	0.13	-	-	-	10.02	1.31%	[b]	101	1.01%	[a]	1.00%	[a]	6.05%	[a]
Class R3
9/30/18	$9.60	$0.51	$(0.33)	$0.18	$(0.55)	$-	$(0.55)	$9.23	2.04%		$44,944	1.24%		1.24%	[n]	5.62%
9/30/17	9.29	0.55	0.29	0.84	(0.53)	-	(0.53)	9.60	9.43%		36,626	1.24%		1.24%[n]		5.93%
9/30/16	9.01	0.56	0.28	0.84	(0.56)	-	(0.56)	9.29	10.12%		13,928	1.27%		1.25%		6.38%
9/30/15	10.17	0.54	(0.85)	(0.31)	(0.61)	(0.24)	(0.85)	9.01	(2.91%	)	3,423	1.28%		1.25%		5.74%
9/30/14	10.07	0.59	0.27	0.86	(0.59)	(0.17)	(0.76)	10.17	8.92%		726	1.39%		1.34%		5.84%

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/18	$12.53	$0.22	$1.02	$1.24	$(0.24)	$(0.67)	$(0.91)	$12.86	10.21%		$11,637	0.70%		0.60%		1.79%
9/30/17	11.32	0.21	1.28	1.49	(0.22)	(0.06)	(0.28)	12.53	13.39%		8,270	0.68%		0.60%		1.76%
9/30/16	11.48	0.22	0.84	1.06	(0.29)	(0.93)	(1.22)	11.32	9.96%		967	0.68%		0.60%		1.98%
9/30/15	13.01	0.22	(0.44)	(0.22)	(0.24)	(1.07)	(1.31)	11.48	(1.96%	)	376	0.65%		0.60%		1.77%
9/30/14gg	12.51	0.12	0.38	0.50	-	-	-	13.01	4.00%	[b]	36,306	0.61%	[a]	0.60%	[a]	1.82%	[a]
Class R5
9/30/18	$12.53	$0.21	$1.01	$1.22	$(0.23)	$(0.67)	$(0.90)	$12.85	10.01%		$45,211	0.80%		0.70%		1.67%
9/30/17	11.32	0.20	1.28	1.48	(0.21)	(0.06)	(0.27)	12.53	13.27%		49,381	0.78%		0.70%		1.66%
9/30/16	11.48	0.21	0.84	1.05	(0.28)	(0.93)	(1.21)	11.32	9.82%		53,727	0.78%		0.70%		1.87%
9/30/15	13.00	0.21	(0.44)	(0.23)	(0.22)	(1.07)	(1.29)	11.48	(2.03%	)	62,971	0.75%		0.70%		1.70%
9/30/14	12.38	0.21	1.25	1.46	(0.21)	(0.63)	(0.84)	13.00	12.33%		74,267	0.67%		0.67%	[k]	1.69%
Service Class
9/30/18	$13.11	$0.21	$1.06	$1.27	$(0.21)	$(0.67)	$(0.88)	$13.50	9.94%		$7,243	0.90%		0.80%		1.58%
9/30/17	11.83	0.19	1.34	1.53	(0.19)	(0.06)	(0.25)	13.11	13.11%		6,978	0.88%		0.80%		1.54%
9/30/16	11.94	0.20	0.89	1.09	(0.27)	(0.93)	(1.20)	11.83	9.76%		14,130	0.88%		0.80%		1.87%
9/30/15	13.48	0.20	(0.46)	(0.26)	(0.21)	(1.07)	(1.28)	11.94	(2.18%	)	12,545	0.85%		0.80%		1.60%
9/30/14	12.80	0.21	1.29	1.50	(0.19)	(0.63)	(0.82)	13.48	12.23%		11,914	0.80%		0.80%	[k]	1.57%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	77%	108%	176%	204%	192%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$12.55	$0.18	$1.02	$1.20	$(0.19)	$(0.67)	$(0.86)	$12.89	9.88%		$8,129	1.00%		0.90%		1.47%
9/30/17	11.35	0.17	1.28	1.45	(0.19)	(0.06)	(0.25)	12.55	13.01%		9,413	0.98%		0.90%		1.46%
9/30/16	11.51	0.19	0.84	1.03	(0.26)	(0.93)	(1.19)	11.35	9.59%		9,751	0.98%		0.90%		1.68%
9/30/15	13.04	0.19	(0.44)	(0.25)	(0.21)	(1.07)	(1.28)	11.51	(2.23%	)	8,691	0.95%		0.90%		1.51%
9/30/14	12.41	0.19	1.25	1.44	(0.18)	(0.63)	(0.81)	13.04	12.09%		7,089	0.92%		0.92%	[k]	1.46%
Class A
9/30/18	$12.22	$0.15	$0.98	$1.13	$(0.17)	$(0.67)	$(0.84)	$12.51	9.48%		$30,517	1.25%		1.15%		1.22%
9/30/17	11.05	0.14	1.25	1.39	(0.16)	(0.06)	(0.22)	12.22	12.78%		32,637	1.23%		1.15%		1.21%
9/30/16	11.22	0.15	0.83	0.98	(0.22)	(0.93)	(1.15)	11.05	9.38%		30,781	1.23%		1.15%		1.42%
9/30/15	12.73	0.15	(0.43)	(0.28)	(0.16)	(1.07)	(1.23)	11.22	(2.49%	)	31,375	1.20%		1.15%		1.26%
9/30/14	12.14	0.15	1.22	1.37	(0.15)	(0.63)	(0.78)	12.73	11.80%		34,260	1.18%		1.17%		1.18%
Class R4
9/30/18	$12.15	$0.16	$0.97	$1.13	$(0.19)	$(0.67)	$(0.86)	$12.42	9.58%		$3,499	1.15%		1.05%		1.34%
9/30/17	10.99	0.15	1.24	1.39	(0.17)	(0.06)	(0.23)	12.15	12.88%		2,822	1.13%		1.05%		1.32%
9/30/16	11.20	0.16	0.83	0.99	(0.27)	(0.93)	(1.20)	10.99	9.51%		2,373	1.13%		1.05%		1.54%
9/30/15	12.74	0.17	(0.44)	(0.27)	(0.20)	(1.07)	(1.27)	11.20	(2.46%	)	2,010	1.10%		1.05%		1.49%
9/30/14gg	12.28	0.09	0.37	0.46	-	-	-	12.74	3.75%	[b]	104	1.06%	[a]	1.05%	[a]	1.38%	[a]
Class R3
9/30/18	$12.09	$0.13	$0.97	$1.10	$(0.16)	$(0.67)	$(0.83)	$12.36	9.32%		$8,002	1.40%		1.30%		1.08%
9/30/17	10.95	0.12	1.24	1.36	(0.16)	(0.06)	(0.22)	12.09	12.58%		7,251	1.38%		1.30%		1.08%
9/30/16	11.18	0.14	0.82	0.96	(0.26)	(0.93)	(1.19)	10.95	9.29%		5,002	1.38%		1.30%		1.31%
9/30/15	12.72	0.14	(0.44)	(0.30)	(0.17)	(1.07)	(1.24)	11.18	(2.66%	)	1,734	1.35%		1.30%		1.16%
9/30/14gg	12.28	0.07	0.37	0.44	-	-	-	12.72	3.58%	[b]	104	1.31%[a]		1.30%	[a]	1.13%	[a]

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/18	$17.67	$0.29	$1.28	$1.57	$(0.36)	$(1.82)	$(2.18)	$17.06	9.34%		$19,546	0.57%		1.74%
9/30/17	16.05	0.31	2.40	2.71	(0.53)	(0.56)	(1.09)	17.67	17.36%		79,531	0.57%		1.87%
9/30/16	14.75	0.35	1.56	1.91	(0.32)	(0.29)	(0.61)	16.05	13.26%		73,202	0.53%		2.29%
9/30/15	15.75	0.29	(1.00)	(0.71)	(0.29)	-	(0.29)	14.75	(4.64%	)	163,640	0.53%		1.84%
9/30/14gg	15.15	0.14	0.46	0.60	-	-	-	15.75	3.96%	[b]	182,826	0.50%	[a]	1.73%	[a]
Class R5
9/30/18	$17.69	$0.28	$1.28	$1.56	$(0.34)	$(1.82)	$(2.16)	$17.09	9.27%		$59,987	0.67%		1.65%
9/30/17	16.06	0.30	2.40	2.70	(0.51)	(0.56)	(1.07)	17.69	17.31%		46,583	0.67%		1.78%
9/30/16	14.76	0.34	1.55	1.89	(0.30)	(0.29)	(0.59)	16.06	13.11%		46,644	0.63%		2.22%
9/30/15	15.76	0.28	(1.01)	(0.73)	(0.27)	-	(0.27)	14.76	(4.74%	)	46,754	0.63%		1.73%
9/30/14	13.55	0.27	2.20	2.47	(0.26)	-	(0.26)	15.76	18.30%		71,929	0.57%		1.81%
Service Class
9/30/18	$17.57	$0.26	$1.26	$1.52	$(0.32)	$(1.82)	$(2.14)	$16.95	9.10%		$50,102	0.77%		1.55%
9/30/17	15.95	0.28	2.39	2.67	(0.49)	(0.56)	(1.05)	17.57	17.19%		49,413	0.77%		1.65%
9/30/16	14.66	0.32	1.55	1.87	(0.29)	(0.29)	(0.58)	15.95	13.03%		64,634	0.73%		2.12%
9/30/15	15.66	0.26	(1.00)	(0.74)	(0.26)	-	(0.26)	14.66	(4.84%	)	65,799	0.73%		1.65%
9/30/14	13.48	0.25	2.17	2.42	(0.24)	-	(0.24)	15.66	18.15%		68,003	0.68%		1.66%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	80%	102%	109%	113%	92%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$17.86	$0.25	$1.29	$1.54	$(0.31)	$(1.82)	$(2.13)	$17.27	9.02%		$9,147	0.87%		1.46%
9/30/17	16.21	0.27	2.41	2.68	(0.47)	(0.56)	(1.03)	17.86	17.01%		5,970	0.87%		1.57%
9/30/16	14.88	0.31	1.58	1.89	(0.27)	(0.29)	(0.56)	16.21	12.97%		5,801	0.83%		2.00%
9/30/15	15.90	0.25	(1.02)	(0.77)	(0.25)	-	(0.25)	14.88	(4.97%	)	7,460	0.83%		1.55%
9/30/14	13.68	0.23	2.23	2.46	(0.24)	-	(0.24)	15.90	18.02%		7,047	0.80%		1.54%
Class A
9/30/18	$17.39	$0.20	$1.25	$1.45	$(0.24)	$(1.82)	$(2.06)	$16.78	8.74%		$8,886	1.12%		1.20%
9/30/17	15.82	0.22	2.36	2.58	(0.45)	(0.56)	(1.01)	17.39	16.74%		9,120	1.12%		1.32%
9/30/16	14.53	0.27	1.53	1.80	(0.22)	(0.29)	(0.51)	15.82	12.65%		10,415	1.08%		1.78%
9/30/15	15.51	0.20	(0.98)	(0.78)	(0.20)	-	(0.20)	14.53	(5.13%	)	8,081	1.08%		1.30%
9/30/14	13.36	0.19	2.15	2.34	(0.19)	-	(0.19)	15.51	17.67%		10,718	1.05%		1.29%
Class R4
9/30/18	$17.32	$0.22	$1.24	$1.46	$(0.29)	$(1.82)	$(2.11)	$16.67	8.84%		$6,428	1.02%		1.30%
9/30/17	15.77	0.24	2.36	2.60	(0.49)	(0.56)	(1.05)	17.32	16.94%		10,139	1.02%		1.43%
9/30/16	14.51	0.28	1.53	1.81	(0.26)	(0.29)	(0.55)	15.77	12.75%		4,127	0.98%		1.90%
9/30/15	15.52	0.21	(0.98)	(0.77)	(0.24)	-	(0.24)	14.51	(5.10%	)	2,524	0.98%		1.34%
9/30/14gg	14.96	0.10	0.46	0.56	-	-	-	15.52	3.74%	[b]	104	0.95%	[a]	1.32%	[a]
Class R3
9/30/18	$17.56	$0.18	$1.25	$1.43	$(0.27)	$(1.82)	$(2.09)	$16.90	8.53%		$4,196	1.27%		1.05%
9/30/17	15.92	0.20	2.38	2.58	(0.38)	(0.56)	(0.94)	17.56	16.62%		3,820	1.27%		1.18%
9/30/16	14.62	0.25	1.54	1.79	(0.20)	(0.29)	(0.49)	15.92	12.49%		648	1.23%		1.66%
9/30/15	15.61	0.19	(1.00)	(0.81)	(0.18)	-	(0.18)	14.62	(5.29%	)	185	1.23%		1.19%
9/30/14	13.43	0.16	2.17	2.33	(0.15)	-	(0.15)	15.61	17.48%		174	1.27%		1.06%

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$11.94	$0.14	$0.89	$1.03	$(0.14)	$(0.79)	$(0.93)	$12.04	9.11%		$24,123	0.71%		N/A	1.17%
9/30/17	10.42	0.16	1.81	1.97	(0.15)	(0.30)	(0.45)	11.94	19.50%		8,516	0.71%		N/A	1.40%
9/30/16	13.75	0.18	1.43	1.61	(0.22)	(4.72)	(4.94)	10.42	14.34%		739	0.72%		N/A	1.68%
9/30/15	14.23	0.14	(0.19)	(0.05)	(0.13)	(0.30)	(0.43)	13.75	(0.36%	)	37	0.65%		N/A	0.99%
9/30/14gg	13.41	0.08	0.74	0.82	-	-	-	14.23	6.11%	[b]	47,537	0.62%	[a]	N/A	1.07%	[a]
Class R5
9/30/18	$11.93	$0.12	$0.90	$1.02	$(0.13)	$(0.79)	$(0.92)	$12.03	9.00%		$67,695	0.81%		N/A	1.04%
9/30/17	10.41	0.15	1.81	1.96	(0.14)	(0.30)	(0.44)	11.93	19.40%		78,580	0.81%		N/A	1.36%
9/30/16	13.73	0.13	1.48	1.61	(0.21)	(4.72)	(4.93)	10.41	14.28%		73,380	0.82%		N/A	1.27%
9/30/15	14.22	0.14	(0.21)	(0.07)	(0.12)	(0.30)	(0.42)	13.73	(0.50%	)	69,529	0.76%		N/A	0.95%
9/30/14	12.10	0.12	2.11	2.23	(0.11)	-	(0.11)	14.22	18.54%		97,358	0.76%		0.72%	0.89%
Service Class
9/30/18	$12.30	$0.11	$0.93	$1.04	$(0.11)	$(0.79)	$(0.90)	$12.44	8.94%		$738	0.91%		N/A	0.95%
9/30/17	10.71	0.15	1.85	2.00	(0.11)	(0.30)	(0.41)	12.30	19.21%		1,133	0.91%		N/A	1.28%
9/30/16	13.91	0.12	1.51	1.63	(0.11)	(4.72)	(4.83)	10.71	14.21%		1,979	0.92%		N/A	0.98%
9/30/15	14.40	0.13	(0.21)	(0.08)	(0.11)	(0.30)	(0.41)	13.91	(0.57%	)	6,517	0.86%		N/A	0.88%
9/30/14	12.26	0.11	2.14	2.25	(0.11)	-	(0.11)	14.40	18.40%		6,742	0.84%		0.79%	0.82%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	64%	35%	38%	54%	53%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$11.91	$0.10	$0.89	$0.99	$(0.10)	$(0.79)	$(0.89)	$12.01	8.79%		$28,295	1.01%		N/A	0.84%
9/30/17	10.40	0.13	1.80	1.93	(0.12)	(0.30)	(0.42)	11.91	19.07%		30,996	1.01%		N/A	1.17%
9/30/16	13.71	0.11	1.48	1.59	(0.18)	(4.72)	(4.90)	10.40	14.11%		29,371	1.02%		N/A	1.05%
9/30/15	14.19	0.11	(0.20)	(0.09)	(0.09)	(0.30)	(0.39)	13.71	(0.63%	)	31,644	0.96%		N/A	0.77%
9/30/14	12.08	0.09	2.11	2.20	(0.09)	-	(0.09)	14.19	18.26%		35,299	0.96%		0.92%	0.69%
Class A
9/30/18	$11.75	$0.07	$0.88	$0.95	$(0.08)	$(0.79)	$(0.87)	$11.83	8.49%		$14,495	1.26%		N/A	0.60%
9/30/17	10.26	0.10	1.79	1.89	(0.10)	(0.30)	(0.40)	11.75	18.88%		13,096	1.26%		N/A	0.90%
9/30/16	13.58	0.09	1.45	1.54	(0.14)	(4.72)	(4.86)	10.26	13.78%		11,877	1.27%		N/A	0.82%
9/30/15	14.07	0.07	(0.20)	(0.13)	(0.06)	(0.30)	(0.36)	13.58	(0.96%	)	12,906	1.21%		N/A	0.52%
9/30/14	11.98	0.06	2.09	2.15	(0.06)	-	(0.06)	14.07	17.99%		13,580	1.21%		1.17%	0.44%
Class R4
9/30/18	$11.67	$0.08	$0.87	$0.95	$(0.08)	$(0.79)	$(0.87)	$11.75	8.63%		$6,394	1.16%		N/A	0.70%
9/30/17	10.22	0.11	1.78	1.89	(0.14)	(0.30)	(0.44)	11.67	19.02%		5,268	1.16%		N/A	0.99%
9/30/16	13.57	0.15	1.40	1.55	(0.18)	(4.72)	(4.90)	10.22	13.88%		3,421	1.17%		N/A	1.45%
9/30/15	14.07	0.09	(0.21)	(0.12)	(0.08)	(0.30)	(0.38)	13.57	(0.85%	)	105	1.11%		N/A	0.63%
9/30/14gg	13.29	0.04	0.74	0.78	-	-	-	14.07	5.87%	[b]	106	1.07%	[a]	N/A	0.60%	[a]
Class R3
9/30/18	$11.76	$0.05	$0.88	$0.93	$(0.05)	$(0.79)	$(0.84)	$11.85	8.34%		$1,813	1.41%		N/A	0.45%
9/30/17	10.30	0.08	1.79	1.87	(0.11)	(0.30)	(0.41)	11.76	18.69%		1,144	1.41%		N/A	0.74%
9/30/16	13.66	0.07	1.46	1.53	(0.17)	(4.72)	(4.89)	10.30	13.60%		802	1.42%		N/A	0.70%
9/30/15	14.15	0.05	(0.20)	(0.15)	(0.04)	(0.30)	(0.34)	13.66	(1.07%	)	140	1.36%		N/A	0.38%
9/30/14	12.03	0.03	2.11	2.14	(0.02)	-	(0.02)	14.15	17.78%		119	1.41%		1.38%	0.24%

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.13	$0.10	$2.81	$2.91	$(0.12)	$(1.55)	$(1.67)	$14.37	23.95%		$30,279	0.52%		0.78%
9/30/17	11.69	0.13	2.30	2.43	(0.17)	(0.82)	(0.99)	13.13	22.32%		113,313	0.53%		1.09%
9/30/16	11.37	0.14	1.17	1.31	(0.14)	(0.85)	(0.99)	11.69	11.94%		107,336	0.51%		1.22%
9/30/15	12.87	0.15	0.04	0.19	(0.14)	(1.55)	(1.69)	11.37	1.30%		184,981	0.50%		1.21%
9/30/14gg	12.13	0.07	0.67	0.74	-	-	-	12.87	6.18%	[b]	182,512	0.50%	[a]	1.14%	[a]
Class R5
9/30/18	$13.14	$0.09	$2.80	$2.89	$(0.11)	$(1.55)	$(1.66)	$14.37	23.72%		$112,178	0.62%		0.69%
9/30/17	11.69	0.12	2.31	2.43	(0.16)	(0.82)	(0.98)	13.14	22.27%		87,103	0.63%		1.00%
9/30/16	11.38	0.13	1.16	1.29	(0.13)	(0.85)	(0.98)	11.69	11.70%		76,893	0.61%		1.12%
9/30/15	12.88	0.14	0.04	0.18	(0.13)	(1.55)	(1.68)	11.38	1.29%		85,630	0.60%		1.12%
9/30/14	13.26	0.15	2.17	2.32	(0.16)	(2.54)	(2.70)	12.88	19.60%		110,762	0.57%		1.16%
Service Class
9/30/18	$13.17	$0.08	$2.80	$2.88	$(0.10)	$(1.55)	$(1.65)	$14.40	23.54%		$74,294	0.72%		0.59%
9/30/17	11.71	0.11	2.31	2.42	(0.14)	(0.82)	(0.96)	13.17	22.15%		73,755	0.73%		0.89%
9/30/16	11.40	0.12	1.16	1.28	(0.12)	(0.85)	(0.97)	11.71	11.58%		80,551	0.71%		1.02%
9/30/15	12.90	0.12	0.05	0.17	(0.12)	(1.55)	(1.67)	11.40	1.19%		87,882	0.70%		1.02%
9/30/14	13.28	0.13	2.18	2.31	(0.15)	(2.54)	(2.69)	12.90	19.45%		86,743	0.67%		1.02%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	73%	105%	124%	138%	142%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$13.28	$0.07	$2.83	$2.90	$(0.08)	$(1.55)	$(1.63)	$14.55	23.51%		$42,622	0.82%		0.49%
9/30/17	11.81	0.09	2.34	2.43	(0.14)	(0.82)	(0.96)	13.28	21.95%		41,678	0.83%		0.78%
9/30/16	11.48	0.10	1.19	1.29	(0.11)	(0.85)	(0.96)	11.81	11.57%		38,399	0.81%		0.91%
9/30/15	12.98	0.11	0.04	0.15	(0.10)	(1.55)	(1.65)	11.48	1.08%		33,634	0.80%		0.91%
9/30/14	13.35	0.12	2.19	2.31	(0.14)	(2.54)	(2.68)	12.98	19.33%		24,252	0.79%		0.92%
Class A
9/30/18	$12.95	$0.03	$2.77	$2.80	$(0.05)	$(1.55)	$(1.60)	$14.15	23.22%		$39,399	1.07%		0.24%
9/30/17	11.53	0.07	2.28	2.35	(0.11)	(0.82)	(0.93)	12.95	21.73%		36,625	1.08%		0.55%
9/30/16	11.23	0.07	1.15	1.22	(0.07)	(0.85)	(0.92)	11.53	11.23%		38,743	1.06%		0.67%
9/30/15	12.74	0.08	0.04	0.12	(0.08)	(1.55)	(1.63)	11.23	0.78%		38,035	1.05%		0.66%
9/30/14	13.15	0.08	2.16	2.24	(0.11)	(2.54)	(2.65)	12.74	19.02%		35,193	1.04%		0.66%
Class R4
9/30/18	$12.89	$0.04	$2.74	$2.78	$(0.07)	$(1.55)	$(1.62)	$14.05	23.26%		$31,265	0.97%		0.34%
9/30/17	11.50	0.07	2.27	2.34	(0.13)	(0.82)	(0.95)	12.89	21.80%		26,809	0.98%		0.61%
9/30/16	11.23	0.08	1.16	1.24	(0.12)	(0.85)	(0.97)	11.50	11.38%		14,016	0.96%		0.75%
9/30/15	12.74	0.09	0.05	0.14	(0.10)	(1.55)	(1.65)	11.23	0.94%		6,003	0.95%		0.78%
9/30/14gg	12.03	0.04	0.67	0.71	-	-	-	12.74	5.90%	[b]	106	0.95%	[a]	0.68%	[a]
Class R3
9/30/18	$12.86	$0.01	$2.74	$2.75	$(0.04)	$(1.55)	$(1.59)	$14.02	23.01%		$7,119	1.22%		0.10%
9/30/17	11.45	0.04	2.27	2.31	(0.08)	(0.82)	(0.90)	12.86	21.52%		4,310	1.23%		0.38%
9/30/16	11.21	0.06	1.14	1.20	(0.11)	(0.85)	(0.96)	11.45	11.01%		3,159	1.21%		0.55%
9/30/15	12.73	0.06	0.04	0.10	(0.07)	(1.55)	(1.62)	11.21	0.66%		3,637	1.20%		0.51%
9/30/14gg	12.03	0.03	0.67	0.70	-	-	-	12.73	5.82%	[b]	106	1.20%	[a]	0.43%	[a]

MassMutual Premier Small Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/18	$16.41	$0.11	$1.96	$2.07	$(0.07)	$(1.94)	$(2.01)	$16.47	13.93%		$40,439		0.69%		0.73%
9/30/17	13.81	0.11	3.01	3.12	(0.18)	(0.34)	(0.52)	16.41	23.05%		15,105		0.70%		0.75%
9/30/16	13.84	0.17	1.31	1.48	(0.12)	(1.39)	(1.51)	13.81	11.60%		3,642		0.71%		1.33%
9/30/15	15.78	0.13	0.44	0.57	(0.17)	(2.34)	(2.51)	13.84	2.63%		0	[f]	0.68%		0.84%
9/30/14gg	16.45	0.39	(1.06)	(0.67)	-	-	-	15.78	(4.07%	)[b]	4,801		0.66%	[a]	4.79%	[a]
Class R5
9/30/18	$16.38	$0.10	$1.96	$2.06	$(0.06)	$(1.94)	$(2.00)	$16.44	13.82%		$77,025		0.79%		0.62%
9/30/17	13.78	0.10	3.00	3.10	(0.16)	(0.34)	(0.50)	16.38	22.99%		64,889		0.80%		0.63%
9/30/16	13.82	0.15	1.30	1.45	(0.10)	(1.39)	(1.49)	13.78	11.40%		61,310		0.81%		1.16%
9/30/15	15.77	0.13	0.41	0.54	(0.15)	(2.34)	(2.49)	13.82	2.44%		58,840		0.79%		0.82%
9/30/14	14.92	0.17	0.83	1.00	(0.15)	-	(0.15)	15.77	6.75%		73,288		0.74%		1.04%
Service Class
9/30/18	$16.34	$0.08	$1.95	$2.03	$(0.04)	$(1.94)	$(1.98)	$16.39	13.68%		$18,192		0.89%		0.52%
9/30/17	13.75	0.08	3.00	3.08	(0.15)	(0.34)	(0.49)	16.34	22.87%		14,726		0.90%		0.54%
9/30/16	13.81	0.14	1.29	1.43	(0.10)	(1.39)	(1.49)	13.75	11.23%		13,313		0.91%		1.08%
9/30/15	15.76	0.11	0.43	0.54	(0.15)	(2.34)	(2.49)	13.81	2.41%		6,927		0.89%		0.73%
9/30/14	14.92	0.16	0.82	0.98	(0.14)	-	(0.14)	15.76	6.60%		6,865		0.84%		0.98%

	Year ended September 30
	2108	2017	2016	2015	2014
Portfolio turnover rate	57%	62%	57%	52%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$16.25	$0.07		$1.94	$2.01	$(0.03)	$(1.94)	$(1.97)	$16.29	13.59%		$26,503	0.99%		0.42%
9/30/17	13.68	0.07		2.98	3.05	(0.14)	(0.34)	(0.48)	16.25	22.75%		23,967	1.00%		0.44%
9/30/16	13.72	0.12		1.29	1.41	(0.06)	(1.39)	(1.45)	13.68	11.17%		17,641	1.01%		0.94%
9/30/15	15.68	0.10		0.41	0.51	(0.13)	(2.34)	(2.47)	13.72	2.25%		18,171	0.99%		0.64%
9/30/14	14.84	0.14		0.83	0.97	(0.13)	-	(0.13)	15.68	6.55%		17,595	0.95%		0.86%
Class A
9/30/18	$15.93	$0.03		$1.90	$1.93	$-	$(1.94)	$(1.94)	$15.92	13.34%		$69,157	1.24%		0.17%
9/30/17	13.42	0.03		2.92	2.95	(0.10)	(0.34)	(0.44)	15.93	22.42%		73,462	1.25%		0.19%
9/30/16	13.49	0.09		1.26	1.35	(0.03)	(1.39)	(1.42)	13.42	10.88%		69,495	1.26%		0.70%
9/30/15	15.43	0.06		0.42	0.48	(0.08)	(2.34)	(2.42)	13.49	2.04%		66,359	1.24%		0.38%
9/30/14	14.62	0.09		0.81	0.90	(0.09)	-	(0.09)	15.43	6.19%		70,281	1.19%		0.60%
Class R4
9/30/18	$15.83	$0.04		$1.89	$1.93	$(0.01)	$(1.94)	$(1.95)	$15.81	13.42%		$11,773	1.14%		0.26%
9/30/17	13.36	0.04		2.91	2.95	(0.14)	(0.34)	(0.48)	15.83	22.50%		9,717	1.15%		0.29%
9/30/16	13.48	0.10		1.27	1.37	(0.10)	(1.39)	(1.49)	13.36	11.06%		4,467	1.16%		0.75%
9/30/15	15.44	0.12		0.38	0.50	(0.12)	(2.34)	(2.46)	13.48	2.17%		571	1.14%		0.84%
9/30/14gg	16.14	0.04		(0.74)	(0.70)	-	-	-	15.44	(4.34%	)[b]	96	1.11%	[a]	0.46%	[a]
Class R3
9/30/18	$15.77	$0.00	[d]	$1.88	$1.88	$-	$(1.94)	$(1.94)	$15.71	13.14%		$10,564	1.39%		0.02%
9/30/17	13.32	0.01		2.89	2.90	(0.11)	(0.34)	(0.45)	15.77	22.19%		9,008	1.40%		0.04%
9/30/16	13.46	0.07		1.25	1.32	(0.07)	(1.39)	(1.46)	13.32	10.72%		5,524	1.41%		0.51%
9/30/15	15.42	0.07		0.40	0.47	(0.09)	(2.34)	(2.43)	13.46	1.97%		1,245	1.39%		0.45%
9/30/14gg	16.14	0.02		(0.74)	(0.72)	-	-	-	15.42	(4.46%	)[b]	96	1.36%	[a]	0.21%	[a]

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$16.46	$0.13	$1.52	$1.65	$(0.16)	$(1.87)	$(2.03)	$16.08	10.39%		$50,503	0.86%		N/A	0.79%
9/30/17	13.47	0.12	3.43	3.55	(0.18)	(0.38)	(0.56)	16.46	27.53%		34,308	0.86%		N/A	0.78%
9/30/16	13.94	0.11	0.66	0.77	(0.14)	(1.10)	(1.24)	13.47	5.50%		16,576	0.85%		N/A	0.85%
9/30/15	15.11	0.18	(0.46)	(0.28)	(0.19)	(0.70)	(0.89)	13.94	(1.92%	)	1,044	0.84%		N/A	1.16%
9/30/14gg	14.85	0.13	0.13	0.26	-	-	-	15.11	1.75%	[b]	102	0.84%	[a]	N/A	1.75%	[a]
Class R5
9/30/18	$16.47	$0.11	$1.53	$1.64	$(0.15)	$(1.87)	$(2.02)	$16.09	10.28%		$101,536	0.96%		N/A	0.65%
9/30/17	13.46	0.08	3.48	3.56	(0.17)	(0.38)	(0.55)	16.47	27.55%		120,521	0.96%		N/A	0.54%
9/30/16	13.93	0.12	0.63	0.75	(0.12)	(1.10)	(1.22)	13.46	5.37%		125,171	0.95%		N/A	0.89%
9/30/15	15.11	0.15	(0.46)	(0.31)	(0.17)	(0.70)	(0.87)	13.93	(2.07%	)	166,316	0.94%		N/A	0.99%
9/30/14	13.99	0.15	1.25	1.40	(0.16)	(0.12)	(0.28)	15.11	10.18%		206,074	0.99%		0.91%	0.99%
Service Class
9/30/18	$16.33	$0.10	$1.51	$1.61	$(0.13)	$(1.87)	$(2.00)	$15.94	10.17%		$16,104	1.06%		N/A	0.60%
9/30/17	13.35	0.07	3.44	3.51	(0.15)	(0.38)	(0.53)	16.33	27.37%		19,086	1.06%		N/A	0.46%
9/30/16	13.83	0.11	0.62	0.73	(0.11)	(1.10)	(1.21)	13.35	5.28%		28,699	1.05%		N/A	0.87%
9/30/15	15.01	0.14	(0.46)	(0.32)	(0.16)	(0.70)	(0.86)	13.83	(2.15%	)	30,582	1.04%		N/A	0.95%
9/30/14	13.90	0.15	1.22	1.37	(0.14)	(0.12)	(0.26)	15.01	9.96%		14,038	1.05%		1.03%	0.99%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	42%	30%	25%	32%	27%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$16.44	$0.07		$1.53	$1.60	$(0.11)	$(1.87)	$(1.98)	$16.06	10.07%		$90,239	1.16%		N/A	0.46%
9/30/17	13.44	0.05		3.47	3.52	(0.14)	(0.38)	(0.52)	16.44	27.24%		103,200	1.16%		N/A	0.36%
9/30/16	13.91	0.09		0.63	0.72	(0.09)	(1.10)	(1.19)	13.44	5.15%		99,085	1.15%		N/A	0.68%
9/30/15	15.08	0.12		(0.45)	(0.33)	(0.14)	(0.70)	(0.84)	13.91	(2.23%	)	120,753	1.14%		N/A	0.79%
9/30/14	13.96	0.11		1.25	1.36	(0.12)	(0.12)	(0.24)	15.08	9.87%		136,272	1.18%		1.14%	0.77%
Class A
9/30/18	$16.27	$0.03		$1.51	$1.54	$(0.07)	$(1.87)	$(1.94)	$15.87	9.74%		$31,725	1.41%		N/A	0.21%
9/30/17	13.29	0.02		3.44	3.46	(0.10)	(0.38)	(0.48)	16.27	26.99%		30,769	1.41%		N/A	0.12%
9/30/16	13.77	0.06		0.61	0.67	(0.05)	(1.10)	(1.15)	13.29	4.85%		32,200	1.40%		N/A	0.44%
9/30/15	14.92	0.08		(0.44)	(0.36)	(0.09)	(0.70)	(0.79)	13.77	(2.44%	)	40,690	1.39%		N/A	0.54%
9/30/14	13.82	0.07		1.24	1.31	(0.09)	(0.12)	(0.21)	14.92	9.54%		46,399	1.43%		1.41%	0.48%
Class R4
9/30/18	$16.13	$0.04		$1.51	$1.55	$(0.10)	$(1.87)	$(1.97)	$15.71	9.90%		$7,790	1.31%		N/A	0.27%
9/30/17	13.21	0.03		3.41	3.44	(0.14)	(0.38)	(0.52)	16.13	27.05%		5,560	1.31%		N/A	0.20%
9/30/16	13.74	0.09		0.61	0.70	(0.13)	(1.10)	(1.23)	13.21	5.05%		4,322	1.30%		N/A	0.73%
9/30/15	14.93	0.12		(0.48)	(0.36)	(0.13)	(0.70)	(0.83)	13.74	(2.44%	)	729	1.29%		N/A	0.79%
9/30/14gg	14.70	0.10		0.13	0.23	-	-	-	14.93	1.56%	[b]	102	1.29%	[a]	N/A	1.30%	[a]
Class R3
9/30/18	$16.21	$0.01		$1.51	$1.52	$(0.06)	$(1.87)	$(1.93)	$15.80	9.64%		$11,029	1.56%		N/A	0.06%
9/30/17	13.27	(0.00	)d	3.42	3.42	(0.10)	(0.38)	(0.48)	16.21	26.73%		10,696	1.56%		N/A	(0.03%	)
9/30/16	13.79	0.05		0.61	0.66	(0.08)	(1.10)	(1.18)	13.27	4.78%		8,702	1.55%		N/A	0.42%
9/30/15	14.97	0.05		(0.43)	(0.38)	(0.10)	(0.70)	(0.80)	13.79	(2.63%	)	2,905	1.54%		N/A	0.36%
9/30/14	13.86	0.07		1.24	1.31	(0.08)	(0.12)	(0.20)	14.97	9.49%		1,523	1.64%		1.53%	0.48%

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$13.44	$0.14	$(0.42)	$(0.28)	$(0.17)	$-	$(0.17)	$12.99	(2.14%	)	$293,575	0.96%		0.94%	1.01%
9/30/17	11.97	0.18	1.61	1.79	(0.15)	(0.17)	(0.32)	13.44	15.60%		246,510	0.96%		0.94%	1.46%
9/30/16	11.55	0.15	0.85	1.00	(0.14)	(0.44)	(0.58)	11.97	8.86%		195,019	0.95%		0.94%	1.30%
9/30/15	14.39	0.18	(0.60)	(0.42)	(0.18)	(2.24)	(2.42)	11.55	(3.02%	)	169,842	0.96%		N/A	1.42%
9/30/14gg	15.47	0.14	(1.22)	(1.08)	-	-	-	14.39	(6.98%	)[b]	64,208	0.96%	[a]	N/A	1.83%	[a]
Class R5
9/30/18	$13.44	$0.12	$(0.42)	$(0.30)	$(0.16)	$-	$(0.16)	$12.98	(2.32%	)	$147,654	1.06%		1.04%	0.85%
9/30/17	11.97	0.17	1.61	1.78	(0.14)	(0.17)	(0.31)	13.44	15.47%		195,316	1.06%		1.04%	1.38%
9/30/16	11.54	0.14	0.85	0.99	(0.12)	(0.44)	(0.56)	11.97	8.83%		221,320	1.05%		1.04%	1.18%
9/30/15	14.38	0.13	(0.57)	(0.44)	(0.16)	(2.24)	(2.40)	11.54	(3.17%	)	251,687	1.06%		N/A	1.05%
9/30/14	15.92	0.15	(0.16)	(0.01)	(0.19)	(1.34)	(1.53)	14.38	(0.32%	)	351,818	1.06%		N/A	0.97%
Service Class
9/30/18	$13.39	$0.11	$(0.41)	$(0.30)	$(0.15)	$-	$(0.15)	$12.94	(2.33%	)	$23,069	1.16%		1.14%	0.79%
9/30/17	11.93	0.15	1.61	1.76	(0.13)	(0.17)	(0.30)	13.39	15.33%		21,422	1.16%		1.14%	1.25%
9/30/16	11.51	0.13	0.84	0.97	(0.11)	(0.44)	(0.55)	11.93	8.66%		22,510	1.15%		1.14%	1.09%
9/30/15	14.34	0.13	(0.57)	(0.44)	(0.15)	(2.24)	(2.39)	11.51	(3.20%	)	21,741	1.16%		N/A	1.03%
9/30/14	15.90	0.14	(0.17)	(0.03)	(0.19)	(1.34)	(1.53)	14.34	(0.46%	)	23,473	1.12%		N/A	0.88%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	70%	44%	36%	45%	76%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$13.32	$0.08	$(0.40)	$(0.32)	$(0.13)	$-	$(0.13)	$12.87	(2.49%	)	$11,908	1.26%		1.24%	0.58%
9/30/17	11.87	0.15	1.58	1.73	(0.11)	(0.17)	(0.28)	13.32	15.19%		17,968	1.26%		1.24%	1.22%
9/30/16	11.45	0.11	0.85	0.96	(0.10)	(0.44)	(0.54)	11.87	8.59%		18,407	1.25%		1.24%	0.97%
9/30/15	14.27	0.12	(0.56)	(0.44)	(0.14)	(2.24)	(2.38)	11.45	(3.28%	)	19,307	1.26%		N/A	0.96%
9/30/14	15.82	0.13	(0.18)	(0.05)	(0.16)	(1.34)	(1.50)	14.27	(0.57%	)	18,339	1.25%		N/A	0.86%
Class A
9/30/18	$12.93	$0.05	$(0.39)	$(0.34)	$(0.10)	$-	$(0.10)	$12.49	(2.70%	)	$30,719	1.51%		1.49%	0.41%
9/30/17	11.52	0.10	1.56	1.66	(0.08)	(0.17)	(0.25)	12.93	14.95%		39,746	1.51%		1.49%	0.90%
9/30/16	11.12	0.08	0.83	0.91	(0.07)	(0.44)	(0.51)	11.52	8.34%		42,907	1.50%		1.49%	0.72%
9/30/15	13.94	0.08	(0.56)	(0.48)	(0.10)	(2.24)	(2.34)	11.12	(3.54%	)	47,166	1.51%		N/A	0.65%
9/30/14	15.48	0.09	(0.17)	(0.08)	(0.12)	(1.34)	(1.46)	13.94	(0.77%	)	53,155	1.50%		N/A	0.58%
Class R4
9/30/18	$12.84	$0.07	$(0.40)	$(0.33)	$(0.13)	$-	$(0.13)	$12.38	(2.63%	)	$10,673	1.41%		1.39%	0.54%
9/30/17	11.47	0.13	1.53	1.66	(0.12)	(0.17)	(0.29)	12.84	15.10%		10,932	1.41%		1.39%	1.10%
9/30/16	11.11	0.14	0.77	0.91	(0.11)	(0.44)	(0.55)	11.47	8.42%		3,648	1.40%		1.39%	1.28%
9/30/15	13.94	0.09	(0.55)	(0.46)	(0.13)	(2.24)	(2.37)	11.11	(3.46%	)	349	1.41%		N/A	0.73%
9/30/14gg	15.03	0.11	(1.20)	(1.09)	-	-	-	13.94	(7.25%	)[b]	93	1.41%	[a]	N/A	1.47%	[a]
Class R3
9/30/18	$12.79	$0.03	$(0.39)	$(0.36)	$(0.09)	$-	$(0.09)	$12.34	(2.88%	)	$9,024	1.66%		1.64%	0.25%
9/30/17	11.43	0.09	1.54	1.63	(0.10)	(0.17)	(0.27)	12.79	14.77%		9,045	1.66%		1.64%	0.77%
9/30/16	11.09	0.09	0.80	0.89	(0.11)	(0.44)	(0.55)	11.43	8.24%		3,618	1.65%		1.64%	0.82%
9/30/15	13.93	0.05	(0.54)	(0.49)	(0.11)	(2.24)	(2.35)	11.09	(3.76%	)	524	1.66%		N/A	0.41%
9/30/14gg	15.03	0.09	(1.19)	(1.10)	-	-	-	13.93	(7.32%	)[b]	93	1.66%	[a]	N/A	1.22%	[a]

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/18	$12.88	$0.08	$(0.04)	$0.04	$(0.17)	$(0.17)	$12.75	0.31%		$216,085	1.27%	1.05%	0.62%
9/30/17	10.79	0.07	2.14	2.21	(0.12)	(0.12)	12.88	20.85%		236,991	1.28%	1.05%	0.65%
9/30/16	9.19	0.07	1.61	1.68	(0.08)	(0.08)	10.79	18.36%		204,626	1.31%	1.05%	0.69%
9/30/15	12.11	0.09	(2.87)	(2.78)	(0.14)	(0.14)	9.19	(23.13%	)	127,823	1.37%	1.05%	0.77%
9/30/14	11.68	0.08	0.50	0.58	(0.15)	(0.15)	12.11	5.01%		140,584	1.34%	1.02%	0.68%
Class R5
9/30/18	$13.05	$0.07	$(0.04)	$0.03	$(0.16)	$(0.16)	$12.92	0.21%		$4,047	1.37%	1.15%	0.53%
9/30/17	10.94	0.06	2.16	2.22	(0.11)	(0.11)	13.05	20.59%		3,887	1.38%	1.15%	0.54%
9/30/16	9.30	0.04	1.65	1.69	(0.05)	(0.05)	10.94	18.22%		3,148	1.41%	1.15%	0.38%
9/30/15	12.24	0.08	(2.89)	(2.81)	(0.13)	(0.13)	9.30	(23.20%	)	7,389	1.47%	1.15%	0.67%
9/30/14	11.81	0.07	0.49	0.56	(0.13)	(0.13)	12.24	4.88%		8,869	1.47%	1.15%	0.55%
Service Class
9/30/18	$12.85	$0.05	$(0.03)	$0.02	$(0.14)	$(0.14)	$12.73	0.10%		$230	1.47%	1.25%	0.41%
9/30/17	10.78	(0.02)	2.19	2.17	(0.10)	(0.10)	12.85	20.41%		434	1.48%	1.25%	(0.20%	)
9/30/16	9.17	0.04	1.63	1.67	(0.06)	(0.06)	10.78	18.27%		8,238	1.51%	1.25%	0.43%
9/30/15	12.09	0.07	(2.87)	(2.80)	(0.12)	(0.12)	9.17	(23.23%	)	7,015	1.57%	1.25%	0.63%
9/30/14	11.66	0.06	0.49	0.55	(0.12)	(0.12)	12.09	4.75%		256	1.57%	1.25%	0.46%

	Year ended September 30
	2018	2017	2016	2015	2014
Portfolio turnover rate	38%	51%	33%	40%	108%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/18	$12.91	$0.04	$(0.03)	$0.01	$(0.14)	$(0.14)	$12.78	0.02%		$879	1.57%		1.35%		0.33%
9/30/17	10.84	0.05	2.13	2.18	(0.11)	(0.11)	12.91	20.35%		1,565	1.58%		1.35%		0.41%
9/30/16	9.23	0.04	1.62	1.66	(0.05)	(0.05)	10.84	18.02%		677	1.61%		1.35%		0.42%
9/30/15	12.15	0.06	(2.88)	(2.82)	(0.10)	(0.10)	9.23	(23.32%	)	431	1.67%		1.35%		0.54%
9/30/14	11.72	0.07	0.47	0.54	(0.11)	(0.11)	12.15	4.61%		409	1.68%		1.37%		0.59%
Class A
9/30/18	$12.88	$0.04	$(0.07)	$(0.03)	$(0.12)	$(0.12)	$12.73	(0.23%	)	$386	1.82%		1.60%		0.30%
9/30/17	10.74	0.02	2.14	2.16	(0.02)	(0.02)	12.88	20.18%		118	1.83%		1.60%		0.14%
9/30/16	9.13	0.01	1.60	1.61	(0.00)[d]	(0.00)[d]	10.74	17.68%		95	1.86%		1.60%		0.11%
9/30/15	12.04	0.00 [d]	(2.81)	(2.81)	(0.10)	(0.10)	9.13	(23.47%	)	190	1.92%		1.60%		0.02%
9/30/14	11.61	(0.01)	0.51	0.50	(0.07)	(0.07)	12.04	4.36%		470	1.94%		1.62%		(0.05%	)
Class R4
9/30/18	$12.76	$0.03	$(0.04)	$(0.01)	$(0.12)	$(0.12)	$12.63	(0.10%	)	$1,295	1.72%		1.50%		0.22%
9/30/17	10.72	0.03	2.11	2.14	(0.10)	(0.10)	12.76	20.23%		1,019	1.73%		1.50%		0.24%
9/30/16	9.14	0.02	1.61	1.63	(0.05)	(0.05)	10.72	17.87%		599	1.76%		1.50%		0.23%
9/30/15	12.05	0.03	(2.84)	(2.81)	(0.10)	(0.10)	9.14	(23.45%	)	112	1.82%		1.50%		0.27%
9/30/14gg	11.64	0.05	0.36	0.41	-	-	12.05	3.52%	[b]	103	1.82%	[a]	1.50%	[a]	0.76%	[a]
Class R3
9/30/18	$12.73	$(0.01)	$(0.04)	$(0.05)	$(0.08)	$(0.08)	$12.60	(0.39%	)	$761	1.97%		1.75%		(0.09%	)
9/30/17	10.70	(0.01)	2.12	2.11	(0.08)	(0.08)	12.73	19.88%		821	1.98%		1.75%		(0.07%	)
9/30/16	9.12	0.00 [d]	1.61	1.61	(0.03)	(0.03)	10.70	17.66%		642	2.01%		1.75%		0.04%
9/30/15	12.03	0.03	(2.86)	(2.83)	(0.08)	(0.08)	9.12	(23.57%	)	184	2.07%		1.75%		0.24%
9/30/14gg	11.64	0.03	0.36	0.39	-	-	12.03	3.35%	[b]	103	2.07%	[a]	1.75%	[a]	0.51%	[a]

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 14 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market,

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Notes to Financial Statements (Continued)

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of September 30, 2018. The Disciplined Value Fund characterized all investments at Level 1, as of September 30, 2018.    The Disciplined Growth Fund and Small Cap Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2018. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2018, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3		Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$219,573,417	$-		$219,573,417
Municipal Obligations	-	120,794	-		120,794
Non-U.S. Government Agency Obligations	-	218,953,980	7,417,534	**	226,371,514
U.S. Government Agency Obligations and Instrumentalities	-	5,808,319	-		5,808,319
U.S. Treasury Obligations	-	9,865,251	-		9,865,251

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Short-Duration Bond Fund (Continued)
Asset Investments (Continued)
Purchased Options	$-	$5,211,414	$-		$5,211,414
Short-Term Investments	-	25,739,364	-		25,739,364

Total Investments	$-	$485,272,539	$7,417,534		$492,690,073

Asset Derivatives
Futures Contracts	$1,870,582	$-	$-		$1,870,582

Liability Derivatives
Futures Contracts	$(1,284,218)	$-	$-		$(1,284,218)
Swap Agreements	-	(356,152)	-		(356,152)

Total	$(1,284,218)	$(356,152)	$-		$(1,640,370)

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$7,465,342	$-		$7,465,342
Municipal Obligations	-	82,139	-		82,139
Non-U.S. Government Agency Obligations	-	100,950,140	956,591	**	101,906,731
U.S. Government Agency Obligations and Instrumentalities	-	1,746,717	-		1,746,717
U.S. Treasury Obligations	-	237,306,169	-		237,306,169
Purchased Options	-	1,615,977	-		1,615,977
Short-Term Investments	-	16,433,289	-		16,433,289

Total Investments	$-	$365,599,773	$956,591		$366,556,364

Asset Derivatives
Futures Contracts	$47,009	$-	$-		$47,009
Swap Agreements		225,309	-		225,309

Total	$47,009	$225,309	$-		$272,318

Liability Derivatives
Futures Contracts	$(2,773)	$-	$-		$(2,773)
Swap Agreements	-	(215,236)	-		(215,236)

Total	$(2,773)	$(215,236)	$-		$(218,009)

Core Bond Fund
Asset Investments
Preferred Stock	$3,250,000	$-	$-		$3,250,000
Corporate Debt	-	445,227,737	-		445,227,737
Municipal Obligations	-	6,701,973	-		6,701,973
Non-U.S. Government Agency Obligations	-	354,410,849	14,736,805	**	369,147,654
Sovereign Debt Obligations	-	8,645,504	-		8,645,504
U.S. Government Agency Obligations and Instrumentalities	-	331,480,159	-		331,480,159
U.S. Treasury Obligations	-	98,830,093	-		98,830,093
Purchased Options	-	9,679,113	-		9,679,113
Short-Term Investments	-	99,879,608	-		99,879,608

Total Investments	$3,250,000	$1,354,855,036	$14,736,805		$1,372,841,841

Asset Derivatives
Futures Contracts	$538,857	$-	$-		$538,857

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Core Bond Fund (Continued)
Liability Derivatives
Futures Contracts	$(2,982,789)	$-	$-		$(2,982,789)
Swap Agreements	-	(781,884)	-		(781,884)

Total	$(2,982,789)	$(781,884)	$-		$(3,764,673)

Diversified Bond Fund
Asset Investments
Common Stock	$-	$-	$807	**	$807
Preferred Stock	250,000	-	-		250,000
Corporate Debt	-	85,337,207	-		85,337,207
Municipal Obligations	-	624,320	-		624,320
Non-U.S. Government Agency Obligations	-	56,801,881	2,600,992	**	59,402,873
Sovereign Debt Obligations	-	1,577,173	-		1,577,173
U.S. Government Agency Obligations and Instrumentalities	-	45,018,028	-		45,018,028
U.S. Treasury Obligations	-	4,781,532	-		4,781,532
Purchased Options	-	2,511,011	-		2,511,011
Warrants	-	-	3,965	**	3,965
Short-Term Investments	-	17,330,650	-		17,330,650

Total Investments	$250,000	$213,981,802	$2,605,764		$216,837,566

Asset Derivatives
Forward Contracts	$-	$168,646	$-		$168,646
Futures Contracts	168,733	-	-		168,733

Total	$168,733	$168,646	$-		$337,379

Liability Derivatives
Forward Contracts	$-	$(232,479)	$-		$(232,479)
Futures Contracts	(626,435)	-	-		(626,435)
Swap Agreements	-	(114,394)	-		(114,394)

Total	$(626,435)	$(346,873)	$-		$(973,308)

High Yield Fund
Asset Investments
Common Stock	$-	$2,837,029	$9,899	**	$2,846,928
Preferred Stock	-	1,246,971	-		1,246,971
Bank Loans	-	19,367,383	-		19,367,383
Corporate Debt	-	533,504,691	-		533,504,691
Warrants	-	-	56,447	**	56,447
Short-Term Investments	-	29,490,275	-		29,490,275

Total Investments	$-	$586,446,349	$66,346		$586,512,695

Balanced Fund
Asset Investments
Common Stock	$73,125,369	$-	$-		$73,125,369
Preferred Stock	125,000	-	-		125,000
Corporate Debt	-	11,072,401	-		11,072,401
Municipal Obligations	-	239,196	-		239,196
Non-U.S. Government Agency Obligations	-	8,734,435	85,433	**	8,819,868
Sovereign Debt Obligations	-	230,777	-		230,777
U.S. Government Agency Obligations and Instrumentalities	-	7,872,311	-		7,872,311

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Balanced Fund (Continued)
Asset Investments (Continued)
U.S. Treasury Obligations	$-	$1,630,783	$-	$1,630,783
Purchased Options	-	246,367	-	246,367
Mutual Funds	10,453,850	-	-	10,453,850
Short-Term Investments	-	2,447,298	-	2,447,298

Total Investments	$83,704,219	$32,473,568	$85,433	$116,263,220

Asset Derivatives
Futures Contracts	$35,953	$-	$-	$35,953

Liability Derivatives
Futures Contracts	$(87,804)	$-	$-	$(87,804)
Swap Agreements	-	(18,869)	-	(18,869)

Total	$(87,804)	$(18,869)	$-	$(106,673)

Main Street Fund
Asset Investments
Common Stock	$138,642,663	$1,513,371 *	$-	$140,156,034
Mutual Funds	854,991	-	-	854,991
Short-Term Investments	-	3,782,378	-	3,782,378

Total Investments	$139,497,654	$5,295,749	$-	$144,793,403

Global Fund
Asset Investments
Common Stock*
Cayman Islands	$6,395,033	$-	$-	$6,395,033
Denmark	-	1,953,808	-	1,953,808
France	-	18,929,637	-	18,929,637
Germany	-	22,916,565	-	22,916,565
India	3,408,990	4,410,225	-	7,819,215
Italy	-	821,882	-	821,882
Japan	-	42,393,536	-	42,393,536
Netherlands	775,471	11,038,046	-	11,813,517
Spain	-	8,578,173	-	8,578,173
Sweden	-	3,513,046	-	3,513,046
Switzerland	-	7,554,811	-	7,554,811
United Kingdom	1,834,814	16,458,247	-	18,293,061
United States	148,747,961	-	-	148,747,961
Preferred Stock*
Germany	-	4,584,352	-	4,584,352
India	61,898	-	-	61,898
Mutual Funds	6,003,402	-	-	6,003,402

Total Investments	$167,227,569	$143,152,328	$-	$310,379,897

International Equity Fund
Asset Investments
Common Stock*
Australia	$-	$7,479,660	$-	$7,479,660
Austria	-	5,771,597	-	5,771,597
Canada	21,245,576	-	-	21,245,576

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
International Equity Fund (Continued)
Asset Investments (Continued)
Cayman Islands	$13,001,817	$4,887,565	$-	$17,889,382
Denmark	-	17,528,643	-	17,528,643
Finland	-	7,744,709	-	7,744,709
France	-	66,788,648	-	66,788,648
Germany	-	63,172,592	-	63,172,592
India	8,347,266	6,489,494	-	14,836,760
Ireland	-	2,923,154	-	2,923,154
Japan	-	62,488,411	-	62,488,411
Luxembourg	-	8,005,557	-	8,005,557
Netherlands	-	40,674,015	-	40,674,015
New Zealand	-	3,983,087	-	3,983,087
Panama	8,047,136	-	-	8,047,136
South Africa	-	2,766,740	-	2,766,740
Spain	-	23,476,887	-	23,476,887
Sweden	-	13,412,214	-	13,412,214
Switzerland	-	53,592,385	-	53,592,385
Thailand	4,595,946	-	-	4,595,946
United Kingdom	-	56,687,352	-	56,687,352
United States	3,596,724	-	-	3,596,724
Preferred Stock
India	70,571	-	-	70,571
Mutual Funds	30,450,466	-	-	30,450,466

Total Investments	$89,355,502	$447,872,710	$-	$537,228,212

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$2,837,577	$2,951,480	$-	$5,789,057
Brazil	9,187,957	-	-	9,187,957
Cayman Islands	27,332,826	13,003,688	-	40,336,514
Chile	377,699	-	-	377,699
China	-	9,689,418	-	9,689,418
Colombia	1,586,279	-	-	1,586,279
Egypt	-	1,041,193	-	1,041,193
France	-	14,325,155	-	14,325,155
Hong Kong	-	8,813,934	-	8,813,934
India	-	21,246,643	-	21,246,643
Indonesia	-	2,042,190	-	2,042,190
Italy	-	3,157,768	-	3,157,768
Malaysia	-	766,838	-	766,838
Mexico	11,747,492	-	-	11,747,492
Netherlands	3,073,242	114,011	-	3,187,253
Philippines	-	8,024,784	-	8,024,784
Republic of Korea	-	19,179,639	-	19,179,639
Russia	-	15,305,898	-	15,305,898
South Africa	-	5,683,162	-	5,683,162
Taiwan	-	13,208,983	-	13,208,983
Thailand	1,208,494	-	-	1,208,494
Turkey	-	1,350,596	-	1,350,596

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Strategic Emerging Markets Fund (Continued)
Asset Investments (Continued)
United Arab Emirates	$-	$3,562,388	$-	$3,562,388
United Kingdom	-	9,943,574	-	9,943,574
United States	2,905,303	-	-	2,905,303
Preferred Stock
Brazil	2,337,029	-	-	2,337,029
India	66,203	-	-	66,203
Mutual Funds	3,289,620	-	-	3,289,620
Short-Term Investments	-	7,709,303	-	7,709,303

Total Investments	$65,949,721	$161,120,645	$-	$227,070,366

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2018 is not presented.

The following tables show Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2018.

Statements of Assets and Liabilities location	Short- Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond	High Yield Fund	Balanced Fund

Receivables from:
Investments sold on a when-issued basis			X	X		X
Collateral pledged for reverse repurchase agreements		X

Payables for:
Reverse repurchase agreements		X
Investments purchased on a when-issued basis			X	X	X	X
Collateral held for open purchased options	X	X	X	X		X
Due to custodian		X

Statements of Assets and Liabilities location:	Disciplined Value Fund	Main Street Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Strategic Emerging Markets Fund
Payables for:
Securities on loan		X	X	X	X	X
Due to custodian	X

The Funds, with the exception of the Strategic Emerging Markets Fund, had no transfers between Levels of the fair value hierarchy during the year ended September 30, 2018. The Funds recognize transfers between the Levels as of the beginning of the year.

Notes to Financial Statements (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs
Strategic Emerging Markets Fund	$269,060	$6,378,708	$(6,378,708)	$(269,060)

*	Transfers occurred between Level 1 and Level 2 as inputs were more/less observable.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2018, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund	Disciplined Value Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management				A
Directional Exposures to Currencies				M
Intention to Create Investment Leverage in Portfolio				M
Futures Contracts**
Hedging/Risk Management	A	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A	M
Substitution for Direct Investment	A	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M	M
Interest Rate Swaps***
Hedging/Risk Management		A
Duration Management		A
Asset/Liability Management		A
Substitution for Direct Investment		A
Intention to Create Investment Leverage in Portfolio		M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		A
Substitution for Direct Investment		A
Intention to Create Investment Leverage in Portfolio		M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund	Disciplined Value Fund
Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Income	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Options (Purchased)
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Directional Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At September 30, 2018, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$5,211,414	$5,211,414
Futures Contracts^^	-	-	-	1,870,582	1,870,582

Total Value	$-	$-	$-	$7,081,996	$7,081,996

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(1,284,218)	$(1,284,218)
Swap Agreements^	(356,152)	-	-	-	(356,152)

Total Value	$(356,152)	$-	$-	$(1,284,218)	$(1,640,370)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(116,891)	$(116,891)
Futures Contracts	-	-	-	2,814,785	2,814,785
Swap Agreements	44,237	-	-	-	44,237

Total Realized Gain (Loss)	$44,237	$-	$-	$2,697,894	$2,742,131

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$42,870	$42,870
Futures Contracts	-	-	-	(8,052)	(8,052)
Swap Agreements	140,152	-	-	-	140,152

Total Change in Appreciation (Depreciation)	$140,152	$-	$-	$34,818	$174,970

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$1,615,977	$1,615,977
Futures Contracts^^	-	-	-	47,009	47,009
Swap Agreements*	-	-	-	225,309	225,309

Total Value	$-	$-	$-	$1,888,295	$1,888,295

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(2,773)	$(2,773)
Swap Agreements^	(178,077)	-	-	-	(178,077)
Swap Agreements^^,^^^	-	-	-	(37,159)	(37,159)

Total Value	$(178,077)	$-	$-	$(39,932)	$(218,009)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(50,690)	$(50,690)
Futures Contracts	-	-	-	116,187	116,187
Swap Agreements	(99,607)	-	-	412,540	312,933

Total Realized Gain (Loss)	$(99,607)	$-	$-	$478,037	$378,430

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$18,535	$18,535
Futures Contracts	-	-	-	47,597	47,597
Swap Agreements	239,655	-	-	(2,699)	236,956

Total Change in Appreciation (Depreciation)	$239,655	$-	$-	$63,433	$303,088

Core Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$9,679,113	$9,679,113
Futures Contracts^^	-	-	-	538,857	538,857

Total Value	$-	$-	$-	$10,217,970	$10,217,970

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(2,982,789)	$(2,982,789)
Swap Agreements^	(781,884)	-	-	-	(781,884)

Total Value	$(781,884)	$-	$-	$(2,982,789)	$(3,764,673)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(233,575)	$(233,575)
Futures Contracts	-	-	-	(5,601,291)	(5,601,291)
Swap Agreements	(74,079)	-	-	-	(74,079)

Total Realized Gain (Loss)	$(74,079)	$-	$-	$(5,834,866)	$(5,908,945)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$84,368	$84,368
Futures Contracts	-	-	-	(1,091,750)	(1,091,750)
Swap Agreements	503,125	-	-	-	503,125

Total Change in Appreciation (Depreciation)	$503,125	$-	$-	$(1,007,382)	$(504,257)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total

Diversified Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$2,511,011	$2,511,011
Forward Contracts*	-	-	168,646	-	168,646
Futures Contracts^^	-	-	-	168,733	168,733

Total Value	$-	$-	$168,646	$2,679,744	$2,848,390

Liability Derivatives
Forward Contracts^	$-	$-	$(232,479)	$-	$(232,479)
Futures Contracts^^	-	-	-	(626,435)	(626,435)
Swap Agreements^	(114,394)	-	-	-	(114,394)

Total Value	$(114,394)	$-	$(232,479)	$(626,435)	$(973,308)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(77,860)	$(77,860)
Forward Contracts	-	-	(63,630)	-	(63,630)
Futures Contracts	-	-	-	(724,535)	(724,535)
Swap Agreements	2,717	-	-	-	2,717

Total Realized Gain (Loss)	$2,717	$-	$(63,630)	$(802,395)	$(863,308)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$26,131	$26,131
Forward Contracts	-	-	(53,770)	-	(53,770)
Futures Contracts	-	-	-	(252,566)	(252,566)
Swap Agreements	52,888	-	-	-	52,888

Total Change in Appreciation (Depreciation)	$52,888	$-	$(53,770)	$(226,435)	$(227,317)

Balanced Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$246,367	$246,367
Futures Contracts^^	-	24,371	-	11,582	35,953

Total Value	$-	$24,371	$-	$257,949	$282,320

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(87,804)	$(87,804)
Swap Agreements^	(18,869)	-	-	-	(18,869)

Total Value	$(18,869)	$-	$-	$(87,804)	$(106,673)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$(5,670)	$(5,670)
Futures Contracts	-	111,777	-	(189,565)	(77,788)
Swap Agreements	(595)	-	-	-	(595)

Total Realized Gain (Loss)	$(595)	$111,777	$-	$(195,235)	$(84,053)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$2,171	$2,171
Futures Contracts	-	13,961	-	(33,551)	(19,590)
Swap Agreements	11,614	-	-	-	11,614

Total Change in Appreciation (Depreciation)	$11,614	$13,961	$-	$(31,380)	$(5,805)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total

Disciplined Value Fund
Realized Gain (Loss)#
Futures Contracts	$-	$70,226	$-	$-	$70,226

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, or open swap agreements, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or forward contracts, as applicable.
##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or forward contracts, as applicable.

For the year ended September 30, 2018, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Swaptions
Short-Duration Bond Fund	3,232	$-	$4,096,667	$86,578,333
Inflation-Protected and Income Fund	60	-	43,546,667	27,430,000
Core Bond Fund	1,619	-	10,328,333	161,288,333
Diversified Bond Fund	290	7,233,154	1,536,667	42,213,333
Balanced Fund	70	-	268,333	4,095,833
Disciplined Value Fund	37	-	-	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2018.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2018.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Short-Duration Bond Fund
Barclays Bank PLC	$2,543,319	$-	$(2,543,319)	$-
Credit Suisse International	2,668,095	-	(2,668,095)	-

	$5,211,414	$-	$(5,211,414)	$-

Inflation-Protected and Income Fund
Bank of America N.A.	$125,230	$-	$-	$125,230
Barclays Bank PLC	1,063,982	-	(1,030,000)	33,982
Credit Suisse International	551,995	-	(551,995)	-
JP Morgan Chase Bank N.A.	100,079	(61,324)	-	38,755

	$1,841,286	$(61,324)	$(1,581,995)	$197,967

Notes to Financial Statements (Continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Core Bond Fund
Barclays Bank PLC	$4,842,244	$-	$(4,842,244)	$-
Credit Suisse International	4,836,869	-	(4,836,869)	-

	$9,679,113	$-	$(9,679,113)	$-

Diversified Bond Fund
Bank of America N.A.	$26,819	$(26,819)	$-	$-
Barclays Bank PLC	1,253,437	(7,501)	(1,200,000)	45,936
Citibank N.A.	38,741	(31,150)	-	7,591
Credit Suisse International	1,278,498	-	(1,278,498)	-
Goldman Sachs International	10,934	(10,934)	-	-
JP Morgan Chase Bank N.A.	71,228	(71,228)	-	-

	$2,679,657	$(147,632)	$(2,478,498)	$53,527

Balanced Fund
Barclays Bank PLC	$121,273	$-	$(120,000)	$1,273
Credit Suisse International	125,094	-	(125,094)	-

	$246,367	$-	$(245,094)	$1,273

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2018.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Short-Duration Bond Fund
Goldman Sachs International	$(356,152)	$-	$287,061	$(69,091)

Inflation-Protected and Income Fund
Goldman Sachs International	$(116,753)	$-	$116,753	$-
JP Morgan Chase Bank N.A.	(61,324)	61,324	-	-

	$(178,077)	$61,324	$116,753	$-

Core Bond Fund
Goldman Sachs International	$(781,884)	$-	$763,546	$(18,338)

Diversified Bond Fund
Bank of America N.A.	$(93,456)	$26,819	$-	$(66,637)
Barclays Bank PLC	(7,501)	7,501	-	-
BNP Paribas SA	(353)	-	-	(353)
Citibank N.A.	(31,150)	31,150	-	-
Goldman Sachs International	(125,282)	10,934	-	(114,348)
JP Morgan Chase Bank N.A.	(89,131)	71,228	-	(17,903)

	$(346,873)	$147,632	$-	$(199,241)

Balanced Fund
Goldman Sachs International	$(18,869)	$-	$-	$(18,869)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.

Notes to Financial Statements (Continued)

***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2018, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad

Notes to Financial Statements (Continued)

market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the

Notes to Financial Statements (Continued)

reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Notes to Financial Statements (Continued)

Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Notes to Financial Statements (Continued)

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan,

Notes to Financial Statements (Continued)

the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2018, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or

Notes to Financial Statements (Continued)

receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at September 30, 2018:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
BNP Paribas SA	$(28,273,750)	$28,273,750	$-	$-
Daiwa Securities	(35,448,750)	35,382,118	66,632	-
HSBC Bank USA	(8,775,000)	8,775,000	-	-

	$(72,497,500)	$72,430,868	$66,632	$-

*

Collateral with a value of $72,980,532 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Reverse repurchase transactions outstanding at September 30, 2018, if any, are listed in each applicable Fund’s Portfolio of Investments.

At September 30, 2018, the average balance outstanding for open reverse repurchase agreements for the Inflation-Protected Bond and Income Fund was $190,664,393. The maximum balance outstanding for the Inflation-Protected Bond and Income Fund was $212,694,567 during the year ended September 30, 2018. The weighted average maturity was 50 days, at a weighted average interest rate of 1.783%.

Average balance outstanding was calculated based on daily balances outstanding during the period that the Inflation-Protected Bond and Income Fund had entered into reverse repurchase transactions.

The type of underlying collateral and the remaining maturity of open reverse repurchase transactions in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Inflation-Protected and Income Fund
U.S. Treasury Obligations	$-	$44,223,750	$28,273,750	$-	$72,497,500

Total Borrowings	$-	$44,223,750	$28,273,750	$-	$72,497,500

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the

Notes to Financial Statements (Continued)

interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral

Notes to Financial Statements (Continued)

received for the loaned securities. At September 30, 2018, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2018.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended September 30, 2018, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Main Street Fund	$5,580	$1,028	$4,552
Small Cap Opportunities Fund	257,728	42,114	215,614
Global Fund	61,590	9,547	52,043
International Equity Fund	171,859	26,182	145,677
Strategic Emerging Markets Fund	69,784	10,817	58,967

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net

Notes to Financial Statements (Continued)

assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the U.S. Government Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on any excess over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on any excess over $350 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and
0.30% on any excess over $150 million
High Yield Fund	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $300 million; and
0.43% on any excess over $300 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and
0.53% on any excess over $300 million
Global Fund	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund	0.85% on the first $500 million;
0.80% on the next $500 million; and
0.75% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on any excess over $350 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% of the first $50 million;
0.21% of the next $50 million; and
0.20% of any excess over $100 million
Disciplined Value Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million
Disciplined Growth Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million

*

Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open

Notes to Financial Statements (Continued)

for trading, and (ii) the average daily net assets of certain other funds or accounts of MML Advisers or its affiliates, including other funds registered under the 1940 Act, for which Barings provides investment advisory services, as agreed upon from time to time by MML Advisers and Barings, determined at the close of the NYSE on each day that the NYSE is open for trading.

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Global Fund. This agreement provides that OFI manage the investment and reinvestment of the assets of the Global Fund. OFI receives a subadvisory fee from MML Advisers, based upon the Global Fund’s average daily net assets, at the following annual rate:

Global Fund	0.40% of the first $100 million;
0.35% of the next $250 million; and
0.30% of any excess over $350 million

MML Advisers has entered into investment subadvisory agreements with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Global Institutional manage the investment and reinvestment of the assets of these Funds. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Main Street Fund	0.30%
Small Cap Opportunities Fund	0.40% of the first $1 billion; and
0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $50 million;
0.45% of the next $150 million;
0.40% of the next $250 million; and
0.35% of any excess over $450 million
Strategic Emerging Markets Fund	0.70%

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Inflation-Protected and Income Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
High Yield Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Balanced Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Main Street Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Global Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
International Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers contractually agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019 based upon the average daily net assets of the applicable class of shares for the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Diversified Bond Fund	0.52%	0.62%	0.72%	0.82%	1.07%	0.97%	1.22%
High Yield Fund	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
Balanced Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Strategic Emerging Markets Fund	1.05%	1.15%	1.25%	1.35%	1.60%	1.50%	1.75%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

For the Inflation-Protected and Income Fund, MML Advisers has agreed to voluntarily waive .03% of its management fees through January 31, 2019. MML Advisers may amend or discontinue this waiver at any time without advance notice.

For the International Equity Fund, MML Advisers has agreed to voluntarily waive .02% of its management fees through January 31, 2019. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2018:

Total % Ownership by Related Party
U.S. Government Money Market Fund	94.2%
Short-Duration Bond Fund	92.3%
Inflation-Protected and Income Fund	91.9%
Core Bond Fund	92.2%
Diversified Bond Fund	77.3%
High Yield Fund	79.9%
Balanced Fund	98.2%
Disciplined Value Fund	99.1%
Main Street Fund	87.7%
Disciplined Growth Fund	99.1%
Small Cap Opportunities Fund	78.8%
Global Fund	91.5%
International Equity Fund	98.2%
Strategic Emerging Markets Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$32,213,361	$342,549,511	$37,550,172	$351,035,618
Inflation-Protected and Income Fund	104,427,735	130,332,374	116,918,071	109,963,083
Core Bond Fund	1,315,762,976	436,209,857	1,260,334,964	375,366,377
Diversified Bond Fund	224,748,509	72,571,483	224,785,953	60,830,557
High Yield Fund	-	292,127,272	-	179,886,168
Balanced Fund	37,123,773	49,973,768	37,302,883	61,505,860
Disciplined Value Fund	-	164,464,741	-	225,288,791
Main Street Fund	-	85,619,507	-	92,144,085
Disciplined Growth Fund	-	286,464,599	-	419,351,854
Small Cap Opportunities Fund	-	142,442,051	-	126,424,825
Global Fund	-	137,495,666	-	183,998,573
International Equity Fund	-	374,197,988	-	373,693,731
Strategic Emerging Markets Fund	-	95,916,192	-	116,770,383

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

Fund	Purchases	Sales
Main Street Fund	$159,723	$274,157
Small Cap Opportunities Fund	2,567,923	114,398
Global Fund	255,699	311,689
International Equity Fund	492,186	398,593
Strategic Emerging Markets Fund	-	219,235

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount

U.S. Government Money Market Fund Class R5
Sold	1,634,442,005	$1,634,442,005	1,667,017,896	$1,667,017,896
Issued as reinvestment of dividends	4,051,053	4,051,053	789,917	789,917
Redeemed	(1,651,239,818)	(1,651,239,818)	(1,650,225,631)	(1,650,225,631)

Net increase (decrease)	(12,746,760)	$(12,746,760)	17,582,182	$17,582,182

Short-Duration Bond Fund Class I
Sold	10,106,165	$103,558,175	24,677,044	$254,122,849
Issued as reinvestment of dividends	743,720	7,548,756	505,892	5,124,688
Redeemed	(23,810,795)	(244,511,740)	(12,349,609)	(127,048,487)

Net increase (decrease)	(12,960,910)	$(133,404,809)	12,833,327	$132,199,050

Short-Duration Bond Fund Class R5
Sold	4,974,732	$51,046,998	4,494,152	$46,232,992
Issued as reinvestment of dividends	351,454	3,581,314	450,451	4,576,584
Redeemed	(7,101,253)	(73,093,674)	(9,191,175)	(94,491,761)

Net increase (decrease)	(1,775,067)	$(18,465,362)	(4,246,572)	$(43,682,185)

Short-Duration Bond Fund Service Class
Sold	2,762,265	$28,231,157	5,101,752	$52,345,346
Issued as reinvestment of dividends	177,885	1,800,199	110,782	1,118,894
Redeemed	(3,172,568)	(32,429,634)	(3,260,281)	(33,263,434)

Net increase (decrease)	(232,418)	$(2,398,278)	1,952,253	$20,200,806

Short-Duration Bond Fund Administrative Class
Sold	1,202,823	$12,242,262	1,009,028	$10,319,430
Issued as reinvestment of dividends	66,929	675,313	64,201	646,507
Redeemed	(697,315)	(7,091,000)	(1,475,833)	(15,110,628)

Net increase (decrease)	572,437	$5,826,575	(402,604)	$(4,144,691)

Short-Duration Bond Fund Class A
Sold	2,381,969	$24,087,817	1,569,035	$15,960,892
Issued as reinvestment of dividends	113,653	1,139,950	156,533	1,566,893
Redeemed	(2,220,862)	(22,414,094)	(5,314,558)	(53,780,849)

Net increase (decrease)	274,760	$2,813,673	(3,588,990)	$(36,253,064)

Short-Duration Bond Fund Class R4
Sold	359,847	$3,672,330	607,838	$6,207,024
Issued as reinvestment of dividends	29,151	295,883	19,006	192,528
Redeemed	(376,372)	(3,841,630)	(216,955)	(2,229,173)

Net increase (decrease)	12,626	$126,583	409,889	$4,170,379

Short-Duration Bond Fund Class R3
Sold	290,039	$2,940,092	475,044	$4,848,762
Issued as reinvestment of dividends	12,632	127,705	7,426	74,927
Redeemed	(169,578)	(1,721,203)	(187,965)	(1,932,694)

Net increase (decrease)	133,093	$1,346,594	294,505	$2,990,995

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount

Inflation-Protected and Income Fund Class I
Sold	7,869,782	$80,850,575	4,174,785	$43,720,647
Issued as reinvestment of dividends	285,844	2,927,040	327,422	3,303,684
Redeemed	(4,536,837)	(46,557,972)	(6,464,706)	(67,423,253)

Net increase (decrease)	3,618,789	$37,219,643	(1,962,499)	$(20,398,922)

Inflation-Protected and Income Fund Class R5
Sold	2,066,590	$21,140,242	1,859,926	$19,503,721
Issued as reinvestment of dividends	158,962	1,630,948	169,906	1,716,053
Redeemed	(2,104,030)	(21,707,186)	(2,334,640)	(24,234,058)

Net increase (decrease)	121,522	$1,064,004	(304,808)	$(3,014,284)

Inflation-Protected and Income Fund Service Class
Sold	825,796	$8,452,422	1,091,632	$11,393,848
Issued as reinvestment of dividends	133,520	1,365,911	167,350	1,685,214
Redeemed	(1,552,037)	(16,039,171)	(2,326,226)	(24,138,930)

Net increase (decrease)	(592,721)	$(6,220,838)	(1,067,244)	$(11,059,868)

Inflation-Protected and Income Fund Administrative Class
Sold	369,129	$3,816,046	615,865	$6,479,434
Issued as reinvestment of dividends	35,074	362,670	37,333	380,046
Redeemed	(352,788)	(3,648,937)	(600,076)	(6,271,377)

Net increase (decrease)	51,415	$529,779	53,122	$588,103

Inflation-Protected and Income Fund Class A
Sold	400,937	$4,049,416	350,072	$3,601,819
Issued as reinvestment of dividends	49,070	495,608	48,160	479,192
Redeemed	(561,452)	(5,685,283)	(453,751)	(4,668,324)

Net increase (decrease)	(111,445)	$(1,140,259)	(55,519)	$(587,313)

Inflation-Protected and Income Fund Class R4
Sold	285,772	$2,886,526	417,215	$4,259,457
Issued as reinvestment of dividends	15,735	157,975	14,213	140,571
Redeemed	(226,782)	(2,289,323)	(328,355)	(3,359,503)

Net increase (decrease)	74,725	$755,178	103,073	$1,040,525

Inflation-Protected and Income Fund Class R3
Sold	203,780	$2,042,245	268,065	$2,745,586
Issued as reinvestment of dividends	11,166	112,214	7,169	71,044
Redeemed	(216,085)	(2,167,066)	(80,830)	(829,942)

Net increase (decrease)	(1,139)	$(12,607)	194,404	$1,986,688

Core Bond Fund Class I
Sold	22,783,365	$243,037,250	17,235,560	$185,829,287
Issued as reinvestment of dividends	1,514,765	16,298,876	1,386,692	14,601,868
Redeemed	(8,603,406)	(92,352,193)	(13,640,947)	(149,407,885)

Net increase (decrease)	15,694,724	$166,983,933	4,981,305	$51,023,270

Core Bond Fund Class R5
Sold	2,778,298	$29,909,932	4,806,352	$52,575,651
Issued as reinvestment of dividends	929,861	10,042,498	1,194,390	12,612,757
Redeemed	(8,540,433)	(92,141,095)	(9,818,043)	(106,423,536)

Net increase (decrease)	(4,832,274)	$(52,188,665)	(3,817,301)	$(41,235,128)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Core Bond Fund Service Class
Sold	1,696,831	$18,067,651	3,488,190	$37,533,577
Issued as reinvestment of dividends	265,104	2,847,221	226,784	2,383,497
Redeemed	(1,577,235)	(16,858,554)	(2,737,161)	(29,923,643)

Net increase (decrease)	384,700	$4,056,318	977,813	$9,993,431

Core Bond Fund Administrative Class
Sold	1,642,019	$17,332,769	1,569,916	$16,977,562
Issued as reinvestment of dividends	184,551	1,969,162	246,023	2,568,484
Redeemed	(1,778,250)	(18,868,378)	(2,927,929)	(31,632,962)

Net increase (decrease)	48,320	$433,553	(1,111,990)	$(12,086,916)

Core Bond Fund Class A
Sold	1,491,298	$15,702,424	1,385,830	$14,736,023
Issued as reinvestment of dividends	256,523	2,716,576	345,543	3,579,825
Redeemed	(2,115,044)	(22,349,113)	(4,765,211)	(51,273,098)

Net increase (decrease)	(367,223)	$(3,930,113)	(3,033,838)	$(32,957,250)

Core Bond Fund Class R4
Sold	599,474	$6,346,602	530,280	$5,663,731
Issued as reinvestment of dividends	42,930	452,049	45,799	472,193
Redeemed	(994,402)	(10,285,227)	(556,380)	(5,876,040)

Net increase (decrease)	(351,998)	$(3,486,576)	19,699	$259,884

Core Bond Fund Class R3
Sold	32,471	$347,294	28,304	$308,926
Issued as reinvestment of dividends	1,146	12,415	1,999	21,128
Redeemed	(33,483)	(365,432)	(24,845)	(269,681)

Net increase (decrease)	134	$(5,723)	5,458	$60,373

Diversified Bond Fund Class I
Sold	1,324,721	$14,093,601	1,030,426	$11,005,092
Issued as reinvestment of dividends	78,951	843,981	49,002	510,116
Redeemed	(1,861,259)	(19,736,385)	(397,627)	(4,246,852)

Net increase (decrease)	(457,587)	$(4,798,803)	681,801	$7,268,356

Diversified Bond Fund Class R5
Sold	1,987,736	$19,520,566	2,122,705	$21,119,131
Issued as reinvestment of dividends	279,350	2,762,770	199,436	1,924,560
Redeemed	(945,032)	(9,313,768)	(1,190,612)	(11,910,850)

Net increase (decrease)	1,322,054	$12,969,568	1,131,529	$11,132,841

Diversified Bond Fund Service Class
Sold	804,805	$7,956,675	352,965	$3,545,581
Issued as reinvestment of dividends	45,439	455,302	41,458	405,459
Redeemed	(498,529)	(5,004,950)	(477,247)	(4,755,673)

Net increase (decrease)	351,715	$3,407,027	(82,824)	$(804,633)

Diversified Bond Fund Administrative Class
Sold	629,189	$6,241,735	756,534	$7,540,949
Issued as reinvestment of dividends	73,855	738,553	78,468	765,843
Redeemed	(561,494)	(5,577,202)	(1,609,795)	(16,154,410)

Net increase (decrease)	141,550	$1,403,086	(774,793)	$(7,847,618)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Diversified Bond Fund Class A
Sold	787,151	$7,791,616	582,548	$5,826,937
Issued as reinvestment of dividends	87,585	874,975	76,188	742,829
Redeemed	(919,681)	(9,094,361)	(942,736)	(9,485,433)

Net increase (decrease)	(44,945)	$(427,770)	(284,000)	$(2,915,667)

Diversified Bond Fund Class R4
Sold	96,755	$951,473	338,989	$3,397,385
Issued as reinvestment of dividends	14,371	142,412	11,704	113,297
Redeemed	(122,877)	(1,207,967)	(223,446)	(2,201,287)

Net increase (decrease)	(11,751)	$(114,082)	127,247	$1,309,395

Diversified Bond Fund Class R3
Sold	130,676	$1,279,675	211,720	$2,101,371
Issued as reinvestment of dividends	10,311	101,773	6,258	60,325
Redeemed	(58,055)	(569,674)	(89,326)	(891,968)

Net increase (decrease)	82,932	$811,774	128,652	$1,269,728

High Yield Fund Class I
Sold	21,534,203	$198,712,130	14,888,726	$136,599,532
Issued as reinvestment of dividends	1,686,568	15,212,849	1,314,336	11,671,304
Redeemed	(7,118,844)	(65,255,094)	(14,739,865)	(137,181,404)

Net increase (decrease)	16,101,927	$148,669,885	1,463,197	$11,089,432

High Yield Fund Class R5
Sold	1,210,212	$11,122,712	1,811,008	$16,788,321
Issued as reinvestment of dividends	375,174	3,402,827	335,127	2,992,693
Redeemed	(2,657,925)	(24,198,393)	(1,305,015)	(12,186,382)

Net increase (decrease)	(1,072,539)	$(9,672,854)	841,120	$7,594,632

High Yield Fund Service Class
Sold	514,400	$4,727,461	1,184,290	$11,156,689
Issued as reinvestment of dividends	312,555	2,834,872	359,582	3,214,659
Redeemed	(1,092,778)	(10,131,684)	(2,823,019)	(26,176,456)

Net increase (decrease)	(265,823)	$(2,569,351)	(1,279,147)	$(11,805,108)

High Yield Fund Administrative Class
Sold	577,696	$5,236,660	1,023,534	$9,408,366
Issued as reinvestment of dividends	222,144	1,983,745	201,141	1,772,049
Redeemed	(843,838)	(7,592,294)	(916,006)	(8,423,557)

Net increase (decrease)	(43,998)	$(371,889)	308,669	$2,756,858

High Yield Fund Class A
Sold	670,122	$6,076,237	665,667	$6,096,763
Issued as reinvestment of dividends	186,531	1,665,727	180,100	1,584,880
Redeemed	(951,520)	(8,620,549)	(920,200)	(8,460,894)

Net increase (decrease)	(94,867)	$(878,585)	(74,433)	$(779,251)

High Yield Fund Class R4
Sold	1,456,931	$13,030,381	1,717,667	$15,666,668
Issued as reinvestment of dividends	212,480	1,876,196	157,215	1,369,341
Redeemed	(1,051,678)	(9,421,862)	(642,812)	(5,845,741)

Net increase (decrease)	617,733	$5,484,715	1,232,070	$11,190,268

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
High Yield Fund Class R3
Sold	1,632,126	$15,020,841	2,589,978	$24,303,425
Issued as reinvestment of dividends	255,256	2,304,959	97,991	873,103
Redeemed	(831,635)	(7,585,009)	(372,153)	(3,480,994)

Net increase (decrease)	1,055,747	$9,740,791	2,315,816	$21,695,534

Balanced Fund Class I
Sold	474,665	$5,849,630	715,336	$8,574,640
Issued as reinvestment of dividends	46,487	570,403	4,322	49,009
Redeemed	(275,684)	(3,455,840)	(145,327)	(1,716,774)

Net increase (decrease)	245,468	$2,964,193	574,331	$6,906,875

Balanced Fund Class R5
Sold	291,984	$3,681,896	203,456	$2,375,393
Issued as reinvestment of dividends	266,274	3,267,180	105,598	1,198,538
Redeemed	(980,947)	(12,344,633)	(1,112,626)	(12,994,381)

Net increase (decrease)	(422,689)	$(5,395,557)	(803,572)	$(9,420,450)

Balanced Fund Service Class
Sold	40,015	$528,265	49,915	$608,776
Issued as reinvestment of dividends	36,872	475,648	17,515	208,078
Redeemed	(72,452)	(949,210)	(729,307)	(8,893,485)

Net increase (decrease)	4,435	$54,703	(661,877)	$(8,076,631)

Balanced Fund Administrative Class
Sold	140,237	$1,751,607	399,431	$4,531,011
Issued as reinvestment of dividends	51,256	631,984	25,361	288,861
Redeemed	(310,393)	(3,861,192)	(533,821)	(6,397,158)

Net increase (decrease)	(118,900)	$(1,477,601)	(109,029)	$(1,577,286)

Balanced Fund Class A
Sold	162,501	$1,985,151	467,692	$5,212,321
Issued as reinvestment of dividends	175,481	2,104,021	59,723	662,927
Redeemed	(570,242)	(6,985,600)	(641,004)	(7,459,838)

Net increase (decrease)	(232,260)	$(2,896,428)	(113,589)	$(1,584,590)

Balanced Fund Class R4
Sold	54,087	$660,514	30,654	$351,273
Issued as reinvestment of dividends	17,868	212,627	4,732	52,192
Redeemed	(22,635)	(279,005)	(18,933)	(217,119)

Net increase (decrease)	49,320	$594,136	16,453	$186,346

Balanced Fund Class R3
Sold	91,437	$1,097,904	245,154	$2,715,591
Issued as reinvestment of dividends	42,461	503,588	10,944	120,390
Redeemed	(86,465)	(1,037,397)	(113,035)	(1,299,768)

Net increase (decrease)	47,433	$564,095	143,063	$1,536,213

Disciplined Value Fund Class I
Sold	732,864	$12,390,961	2,154,943	$35,739,090
Issued as reinvestment of dividends	587,738	9,680,040	295,221	4,850,482
Redeemed	(4,674,834)	(80,329,894)	(2,512,339)	(41,316,313)

Net increase (decrease)	(3,354,232)	$(58,258,893)	(62,175)	$(726,741)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Disciplined Value Fund Class R5
Sold	1,002,794	$15,968,735	1,861,134	$30,682,843
Issued as reinvestment of dividends	328,617	5,425,465	215,526	3,547,566
Redeemed	(453,908)	(7,767,239)	(2,347,548)	(39,571,691)

Net increase (decrease)	877,503	$13,626,961	(270,888)	$(5,341,282)

Disciplined Value Fund Service Class
Sold	301,299	$4,960,574	275,439	$4,594,208
Issued as reinvestment of dividends	356,756	5,847,242	196,502	3,212,814
Redeemed	(515,208)	(8,683,545)	(1,712,103)	(27,587,605)

Net increase (decrease)	142,847	$2,124,271	(1,240,162)	$(19,780,583)

Disciplined Value Fund Administrative Class
Sold	208,182	$3,430,161	102,645	$1,744,764
Issued as reinvestment of dividends	42,903	716,916	22,085	367,502
Redeemed	(55,714)	(944,166)	(148,487)	(2,530,906)

Net increase (decrease)	195,371	$3,202,911	(23,757)	$(418,640)

Disciplined Value Fund Class A
Sold	84,628	$1,363,885	86,132	$1,439,786
Issued as reinvestment of dividends	62,167	1,011,450	39,100	634,592
Redeemed	(141,706)	(2,388,469)	(259,323)	(4,332,928)

Net increase (decrease)	5,089	$(13,134)	(134,091)	$(2,258,550)

Disciplined Value Fund Class R4
Sold	95,743	$1,606,499	373,277	$6,174,346
Issued as reinvestment of dividends	70,629	1,140,657	23,471	379,060
Redeemed	(366,195)	(5,987,621)	(72,900)	(1,209,508)

Net increase (decrease)	(199,823)	$(3,240,465)	323,848	$5,343,898

Disciplined Value Fund Class R3
Sold	38,819	$645,381	221,791	$3,745,789
Issued as reinvestment of dividends	27,451	450,486	3,344	54,835
Redeemed	(35,644)	(593,089)	(48,291)	(815,722)

Net increase (decrease)	30,626	$502,778	176,844	$2,984,902

Main Street Fund Class I
Sold	1,455,961	$17,025,915	757,372	$8,323,648
Issued as reinvestment of dividends	72,068	819,412	5,006	52,559
Redeemed	(238,679)	(2,760,638)	(119,776)	(1,356,853)

Net increase (decrease)	1,289,350	$15,084,689	642,602	$7,019,354

Main Street Fund Class R5
Sold	308,862	$3,546,126	727,751	$7,774,104
Issued as reinvestment of dividends	510,299	5,802,095	295,483	3,102,575
Redeemed	(1,781,903)	(20,584,719)	(1,481,980)	(16,377,831)

Net increase (decrease)	(962,742)	$(11,236,498)	(458,746)	$(5,501,152)

Main Street Fund Service Class
Sold	18,878	$218,315	30,034	$331,268
Issued as reinvestment of dividends	7,049	82,970	3,496	37,898
Redeemed	(58,708)	(661,875)	(126,281)	(1,359,573)

Net increase (decrease)	(32,781)	$(360,590)	(92,751)	$(990,407)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Main Street Fund Administrative Class
Sold	272,926	$3,205,249	698,392	$7,690,204
Issued as reinvestment of dividends	211,442	2,404,098	111,956	1,175,533
Redeemed	(731,927)	(8,408,960)	(1,032,777)	(11,574,173)

Net increase (decrease)	(247,559)	$(2,799,613)	(222,429)	$(2,708,436)

Main Street Fund Class A
Sold	209,870	$2,365,366	147,563	$1,571,363
Issued as reinvestment of dividends	88,812	996,464	44,183	458,618
Redeemed	(188,836)	(2,130,271)	(234,045)	(2,541,732)

Net increase (decrease)	109,846	$1,231,559	(42,299)	$(511,751)

Main Street Fund Class R4
Sold	134,127	$1,479,906	189,535	$2,014,675
Issued as reinvestment of dividends	33,710	375,529	13,853	142,686
Redeemed	(75,265)	(854,370)	(86,426)	(958,461)

Net increase (decrease)	92,572	$1,001,065	116,962	$1,198,900

Main Street Fund Class R3
Sold	75,280	$857,949	60,731	$641,845
Issued as reinvestment of dividends	7,011	78,877	4,373	45,480
Redeemed	(26,603)	(302,284)	(45,646)	(503,657)

Net increase (decrease)	55,688	$634,542	19,458	$183,668

Disciplined Growth Fund Class I
Sold	1,248,695	$16,549,619	4,066,894	$48,088,326
Issued as reinvestment of dividends	1,111,030	14,032,308	788,308	8,765,987
Redeemed	(8,880,927)	(123,933,918)	(5,411,052)	(64,001,662)

Net increase (decrease)	(6,521,202)	$(93,351,991)	(555,850)	$(7,147,349)

Disciplined Growth Fund Class R5
Sold	1,802,066	$23,637,837	1,855,353	$22,015,055
Issued as reinvestment of dividends	860,197	10,881,489	606,849	6,760,298
Redeemed	(1,484,931)	(19,754,357)	(2,409,425)	(28,670,247)

Net increase (decrease)	1,177,332	$14,764,969	52,777	$105,106

Disciplined Growth Fund Service Class
Sold	358,311	$4,838,194	558,809	$6,716,424
Issued as reinvestment of dividends	711,031	9,022,986	487,956	5,450,470
Redeemed	(1,513,105)	(19,801,006)	(2,323,747)	(27,439,600)

Net increase (decrease)	(443,763)	$(5,939,826)	(1,276,982)	$(15,272,706)

Disciplined Growth Fund Administrative Class
Sold	318,113	$4,338,774	1,042,038	$12,553,291
Issued as reinvestment of dividends	375,691	4,816,360	261,768	2,952,743
Redeemed	(902,194)	(12,069,585)	(1,417,743)	(17,199,670)

Net increase (decrease)	(208,390)	$(2,914,451)	(113,937)	$(1,693,636)

Disciplined Growth Fund Class A
Sold	381,606	$5,117,644	576,257	$6,887,465
Issued as reinvestment of dividends	344,100	4,301,251	269,268	2,967,338
Redeemed	(768,585)	(10,082,034)	(1,376,390)	(16,557,027)

Net increase (decrease)	(42,879)	$(663,139)	(530,865)	$(6,702,224)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Disciplined Growth Fund Class R4
Sold	258,063	$3,395,895	1,088,434	$12,787,698
Issued as reinvestment of dividends	266,987	3,310,635	116,208	1,273,641
Redeemed	(380,251)	(4,953,210)	(343,601)	(4,050,336)

Net increase (decrease)	144,799	$1,753,320	861,041	$10,011,003

Disciplined Growth Fund Class R3
Sold	185,821	$2,379,315	75,235	$881,963
Issued as reinvestment of dividends	43,722	542,147	22,655	248,074
Redeemed	(56,844)	(744,233)	(38,629)	(455,742)

Net increase (decrease)	172,699	$2,177,229	59,261	$674,295

Small Cap Opportunities Fund Class I
Sold	1,720,561	$26,928,334	759,805	$11,808,262
Issued as reinvestment of dividends	148,718	2,211,437	10,336	151,310
Redeemed	(334,416)	(5,142,675)	(113,369)	(1,721,323)

Net increase (decrease)	1,534,863	$23,997,096	656,772	$10,238,249

Small Cap Opportunities Fund Class R5
Sold	1,329,365	$20,333,335	850,759	$12,845,922
Issued as reinvestment of dividends	517,451	7,689,329	153,259	2,240,643
Redeemed	(1,122,352)	(17,453,240)	(1,490,602)	(22,486,690)

Net increase (decrease)	724,464	$10,569,424	(486,584)	$(7,400,125)

Small Cap Opportunities Fund Service Class
Sold	396,002	$6,062,374	152,497	$2,259,272
Issued as reinvestment of dividends	121,893	1,807,666	33,841	494,080
Redeemed	(309,361)	(4,880,046)	(252,981)	(3,857,149)

Net increase (decrease)	208,534	$2,989,994	(66,643)	$(1,103,797)

Small Cap Opportunities Fund Administrative Class
Sold	230,055	$3,664,711	429,226	$6,203,116
Issued as reinvestment of dividends	194,189	2,862,351	48,183	700,099
Redeemed	(272,031)	(4,230,604)	(291,707)	(4,331,758)

Net increase (decrease)	152,213	$2,296,458	185,702	$2,571,457

Small Cap Opportunities Fund Class A
Sold	379,961	$5,797,136	603,634	$8,731,191
Issued as reinvestment of dividends	590,410	8,525,518	157,772	2,251,414
Redeemed	(1,236,254)	(18,696,446)	(1,327,422)	(19,119,515)

Net increase (decrease)	(265,883)	$(4,373,792)	(566,016)	$(8,136,910)

Small Cap Opportunities Fund Class R4
Sold	267,011	$3,882,617	431,601	$6,143,412
Issued as reinvestment of dividends	81,831	1,172,634	15,341	217,381
Redeemed	(217,946)	(3,313,174)	(167,580)	(2,455,190)

Net increase (decrease)	130,896	$1,742,077	279,362	$3,905,603

Small Cap Opportunities Fund Class R3
Sold	226,966	$3,461,865	263,892	$3,807,799
Issued as reinvestment of dividends	77,121	1,100,523	13,841	195,846
Redeemed	(202,840)	(3,098,444)	(121,356)	(1,768,047)

Net increase (decrease)	101,247	$1,463,944	156,377	$2,235,598

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Global Fund Class I
Sold	2,179,660	$34,819,222	1,832,403	$25,204,364
Issued as reinvestment of dividends	293,906	4,605,510	53,182	692,427
Redeemed	(1,417,505)	(22,513,383)	(1,032,531)	(14,680,754)

Net increase (decrease)	1,056,061	$16,911,349	853,054	$11,216,037

Global Fund Class R5
Sold	394,219	$6,447,523	832,995	$12,003,450
Issued as reinvestment of dividends	855,477	13,413,879	368,422	4,800,537
Redeemed	(2,257,649)	(37,104,891)	(3,180,180)	(44,441,104)

Net increase (decrease)	(1,007,953)	$(17,243,489)	(1,978,763)	$(27,637,117)

Global Fund Service Class
Sold	198,777	$3,228,615	274,224	$3,975,721
Issued as reinvestment of dividends	149,082	2,318,231	71,863	929,195
Redeemed	(506,365)	(8,196,460)	(1,327,391)	(18,847,667)

Net increase (decrease)	(158,506)	$(2,649,614)	(981,304)	$(13,942,751)

Global Fund Administrative Class
Sold	439,272	$7,156,796	502,928	$7,454,986
Issued as reinvestment of dividends	775,132	12,154,069	279,904	3,647,145
Redeemed	(1,872,560)	(30,339,919)	(1,877,751)	(27,195,855)

Net increase (decrease)	(658,156)	$(11,029,054)	(1,094,919)	$(16,093,724)

Global Fund Class A
Sold	308,652	$4,960,489	238,601	$3,424,388
Issued as reinvestment of dividends	227,491	3,532,931	81,985	1,059,247
Redeemed	(429,102)	(6,981,420)	(851,258)	(12,162,843)

Net increase (decrease)	107,041	$1,512,000	(530,672)	$(7,679,208)

Global Fund Class R4
Sold	252,719	$4,011,669	101,640	$1,427,466
Issued as reinvestment of dividends	45,283	695,087	14,582	186,644
Redeemed	(146,839)	(2,316,829)	(98,679)	(1,370,086)

Net increase (decrease)	151,163	$2,389,927	17,543	$244,024

Global Fund Class R3
Sold	184,058	$2,936,668	168,348	$2,466,355
Issued as reinvestment of dividends	81,318	1,257,987	23,360	301,116
Redeemed	(227,096)	(3,572,602)	(187,674)	(2,666,955)

Net increase (decrease)	38,280	$622,053	4,034	$100,516

International Equity Fund Class I
Sold	8,323,476	$111,155,945	6,782,552	$80,313,443
Issued as reinvestment of dividends	235,936	3,222,891	497,781	5,410,882
Redeemed	(4,293,607)	(58,566,694)	(5,226,255)	(61,780,492)

Net increase (decrease)	4,265,805	$55,812,142	2,054,078	$23,943,833

International Equity Fund Class R5
Sold	489,688	$6,750,033	942,955	$11,538,780
Issued as reinvestment of dividends	158,503	2,165,164	492,851	5,357,286
Redeemed	(3,809,968)	(52,081,072)	(5,390,129)	(64,774,670)

Net increase (decrease)	(3,161,777)	$(43,165,875)	(3,954,323)	$(47,878,604)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
International Equity Fund Service Class
Sold	580,432	$8,077,239	363,069	$4,547,245
Issued as reinvestment of dividends	16,753	228,348	51,122	554,674
Redeemed	(413,441)	(5,774,816)	(701,112)	(8,165,588)

Net increase (decrease)	183,744	$2,530,771	(286,921)	$(3,063,669)

International Equity Fund Administrative Class
Sold	245,948	$3,294,013	620,329	$7,310,744
Issued as reinvestment of dividends	11,930	161,875	41,455	447,715
Redeemed	(681,611)	(9,357,279)	(863,832)	(10,740,667)

Net increase (decrease)	(423,733)	$(5,901,391)	(202,048)	$(2,982,208)

International Equity Fund Class A
Sold	266,005	$3,541,329	315,344	$3,643,957
Issued as reinvestment of dividends	21,028	277,357	82,618	867,485
Redeemed	(900,925)	(11,824,149)	(1,048,089)	(12,213,022)

Net increase (decrease)	(613,892)	$(8,005,463)	(650,127)	$(7,701,580)

International Equity Fund Class R4
Sold	235,686	$3,093,177	747,613	$8,607,719
Issued as reinvestment of dividends	9,500	124,071	12,775	133,121
Redeemed	(234,483)	(3,040,348)	(226,836)	(2,651,850)

Net increase (decrease)	10,703	$176,900	533,552	$6,088,990

International Equity Fund Class R3
Sold	162,404	$2,114,450	572,298	$6,343,478
Issued as reinvestment of dividends	4,385	57,228	8,872	92,179
Redeemed	(142,843)	(1,864,023)	(190,477)	(2,190,578)

Net increase (decrease)	23,946	$307,655	390,693	$4,245,079

Strategic Emerging Markets Fund Class I
Sold	2,864,792	$38,498,964	6,810,089	$76,547,678
Issued as reinvestment of dividends	250,132	3,266,714	204,745	2,039,263
Redeemed	(4,566,502)	(60,014,070)	(7,567,834)	(81,973,266)

Net increase (decrease)	(1,451,578)	$(18,248,392)	(553,000)	$(3,386,325)

Strategic Emerging Markets Fund Class R5
Sold	14,639	$201,300	7,134	$77,714
Issued as reinvestment of dividends	3,685	48,833	3,166	31,977
Redeemed	(2,930)	(40,483)	(322)	(3,399)

Net increase (decrease)	15,394	$209,650	9,978	$106,292

Strategic Emerging Markets Fund Service Class
Sold	7,875	$106,427	19,761	$215,897
Issued as reinvestment of dividends	355	4,633	7,417	73,865
Redeemed	(23,879)	(320,311)	(757,936)	(7,877,342)

Net increase (decrease)	(15,649)	$(209,251)	(730,758)	$(7,587,580)

Strategic Emerging Markets Fund Administrative Class
Sold	21,635	$293,035	75,021	$798,642
Issued as reinvestment of dividends	1,197	15,720	1,167	11,682
Redeemed	(75,265)	(988,042)	(17,378)	(202,857)

Net increase (decrease)	(52,433)	$(679,287)	58,810	$607,467

Notes to Financial Statements (Continued)

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Strategic Emerging Markets Fund Class A
Sold	41,318	$554,398	4,758	$51,823
Issued as reinvestment of dividends	135	1,765	18	183
Redeemed	(20,323)	(270,060)	(4,386)	(49,554)

Net increase (decrease)	21,130	$286,103	390	$2,452

Strategic Emerging Markets Fund Class R4
Sold	32,580	$441,272	46,969	$500,627
Issued as reinvestment of dividends	752	9,767	799	7,912
Redeemed	(10,626)	(140,187)	(23,845)	(264,588)

Net increase (decrease)	22,706	$310,852	23,923	$243,951

Strategic Emerging Markets Fund Class R3
Sold	14,865	$196,350	30,237	$333,180
Issued as reinvestment of dividends	392	5,088	441	4,366
Redeemed	(19,366)	(255,182)	(26,153)	(295,654)

Net increase (decrease)	(4,109)	$(53,744)	4,525	$41,892

Purchases of Class A shares are subject to a front-end sales charge of up to 5.50% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $110 for the Main Street Fund during the year ended September 30, 2018.

Redemptions of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2018, were waived for any redemptions subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$349,169,015	$-	$-	$-
Short-Duration Bond Fund	499,771,608	6,537,920	(13,261,127)	(6,723,207)
Inflation-Protected and Income Fund	373,756,966	3,262,050	(10,513,084)	(7,251,034)
Core Bond Fund	1,388,698,534	11,753,348	(30,529,633)	(18,776,285)
Diversified Bond Fund	220,029,092	2,047,068	(5,238,594)	(3,191,526)
High Yield Fund	593,467,976	10,965,788	(17,921,069)	(6,955,281)
Balanced Fund	103,761,290	14,672,316	(2,239,590)	12,432,726
Disciplined Value Fund	145,552,695	18,091,907	(3,895,319)	14,196,588
Main Street Fund	123,826,719	23,705,366	(2,738,682)	20,966,684
Disciplined Growth Fund	278,011,320	64,405,823	(4,292,417)	60,113,406
Small Cap Opportunities Fund	223,224,736	45,937,099	(5,260,985)	40,676,114
Global Fund	194,039,486	124,333,250	(7,992,839)	116,340,411
International Equity Fund	461,952,950	100,382,736	(25,107,476)	75,275,260
Strategic Emerging Markets Fund	202,510,734	37,066,519	(12,506,887)	24,559,632

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at September 30, 2018, is the same for financial reporting and federal income tax purposes.

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2018, for federal income tax purposes, there were no unused capital losses.

At September 30, 2018, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Short-Duration Bond Fund	$32,454	$14,006,690
Inflation-Protected and Income Fund	701,554	2,855,936
Core Bond Fund	11,109,013	27,869,212
Diversified Bond Fund	-	1,602,870
High Yield Fund	1,294,420	4,073,866
Strategic Emerging Markets Fund	5,990,877	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2018, post-October capital losses:

	Post-October Loss	Post October Currency Loss
Inflation-Protected and Income Fund	$3,389,285	$-
Diversified Bond Fund	1,989,371	-

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
U.S. Government Money Market Fund	$4,051,516	$-	$-
Short-Duration Bond Fund	15,311,431	-	-
Inflation-Protected and Income Fund	7,052,518	-	-
Core Bond Fund	34,338,923	-	-
Diversified Bond Fund	5,919,766	-	-
High Yield Fund	29,331,690	-	-
Balanced Fund	2,873,428	4,892,457	-
Disciplined Value Fund	11,270,704	13,001,553	-
Main Street Fund	2,132,665	8,426,806	-
Disciplined Growth Fund	23,976,151	22,931,026	-
Small Cap Opportunities Fund	5,166,910	20,202,935	-
Global Fund	3,313,284	34,665,333	-
International Equity Fund	6,236,966	-	-
Strategic Emerging Markets Fund	3,352,520	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
U.S. Government Money Market Fund	$789,917	$-	$-
Short-Duration Bond Fund	13,428,282	-	-
Inflation-Protected and Income Fund	7,775,948	-	-
Core Bond Fund	36,239,975	-	-
Diversified Bond Fund	4,522,429	-	-
High Yield Fund	23,480,593	-	-
Balanced Fund	2,442,043	138,085	-
Disciplined Value Fund	6,103,273	6,943,578	-
Main Street Fund	1,643,081	3,375,652	-
Disciplined Growth Fund	9,734,083	18,684,468	-
Small Cap Opportunities Fund	1,759,826	4,491,065	-
Global Fund	3,263,756	8,352,814	-
International Equity Fund	5,913,749	6,949,677	-
Strategic Emerging Markets Fund	2,170,767	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2018:

Amount
Global Fund	$372,318
International Equity Fund	829,119
Strategic Emerging Markets Fund	401,099

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2018, temporary book and tax accounting differences were

Notes to Financial Statements (Continued)

primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, partnership basis adjustments, non-taxable dividends basis adjustments, the deferral of wash sale losses, corporate action basis adjustments and deferred Trustee compensation.

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$4,433	$-	$(107,528)	$-
Short-Duration Bond Fund	13,704,775	(14,039,144)	(111,545)	(6,723,207)
Inflation-Protected and Income Fund	7,486,373	(3,557,490)	(3,447,477)	(7,062,884)
Core Bond Fund	29,929,414	(38,978,225)	(301,051)	(18,776,285)
Diversified Bond Fund	5,261,623	(1,602,870)	(2,027,076)	(3,272,503)
High Yield Fund	21,936,613	(5,368,286)	(54,380)	(6,955,281)
Balanced Fund	2,733,702	5,456,978	(33,370)	12,432,726
Disciplined Value Fund	7,215,216	13,485,081	(54,533)	14,196,588
Main Street Fund	1,715,196	12,581,850	(32,073)	20,966,684
Disciplined Growth Fund	21,758,377	45,040,233	(62,945)	60,113,406
Small Cap Opportunities Fund	3,412,676	13,255,814	(47,288)	40,676,114
Global Fund	1,949,947	52,126,170	(72,402)	116,338,404
International Equity Fund	4,243,842	12,222,407	(126,780)	75,036,019
Strategic Emerging Markets Fund	1,369,055	(5,990,877)	(29,775)	24,275,884

During the year ended September 30, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
U.S. Government Money Market Fund	$726	$(272)	$(454)
Short-Duration Bond Fund	725	(1,908,145)	1,907,420
Inflation-Protected and Income Fund	387	(850,289)	849,902
Core Bond Fund	2,025	(2,514,476)	2,512,451
Diversified Bond Fund	245	(184,975)	184,730
High Yield Fund	334	50,526	(50,860)
Balanced Fund	226	(127,430)	127,204
Disciplined Value Fund	(33,263)	(87,436)	120,699
Main Street Fund	(116)	114,922	(114,806)
Disciplined Growth Fund	404	(352,090)	351,686
Small Cap Opportunities Fund	(2,835)	423,387	(420,552)
Global Fund	479	(927,762)	927,283
International Equity Fund	846	378,209	(379,055)
Strategic Emerging Markets Fund	181	(1,758,344)	1,758,163

The Funds did not have any unrecognized tax benefits at September 30, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed

Notes to Financial Statements (Continued)

for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2018, was as follows:

	Beginning Value as of 9/30/17	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/18	Number of Shares Held as of 9/30/18	Dividend Income	Realized Gains Distributions
Global Fund
Oppenheimer Institutional Government Money Market Fund Class E*	$5,490,037	$78,161,431	$(79,555,051)	$-	$-	$4,096,417	4,096,417	$70,353	$-

International Equity Fund
Oppenheimer Institutional Government Money Market Fund Class E*	$14,724,140	$190,282,496	$(187,509,879)	$-	$-	$17,496,757	17,496,757	$182,672	$-

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments modify fair value measurement disclosures and are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

Notes to Financial Statements (Continued)

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, and $414,800, respectively.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

11.	Subsequent Events

In preparation of these financials statements, management has evaluated the events and transactions subsequent to September 30, 2018, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments or disclosures in the Funds’ financial statements other than those disclosed below.

Effective November 1, 2018, MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund through January 31, 2020 as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Premier Inflation-Protected and Income Fund	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2018, the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee Chairman	Since 2003 2006- 2012	Chief Executive Officer, AEE International LLC (since 2018); Founder and sole member of PR Academy of Executive Education, LLC (2016-2018); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2004	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Age: 71	Chairperson Trustee	Since 2016 Since 2012	Retired.	111	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2004	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111

Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 73	Trustee	Since 2012	Retired.	113^	Director (since 2013), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 2004- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	111

Renee Hitchcock Age: 47	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).	111

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).	111

Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	111

Eric H. Wietsma Age: 52	President Vice President	Since 2008 2006- 2008	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	111

Tina Wilson Age: 47	Vice President	Since 2016	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2018, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Core Bond Fund	0.47%
Diversified Bond Fund	0.21%
Balanced Fund	48.53%
Disciplined Value Fund	40.02%
Main Street Fund	93.82%
Disciplined Growth Fund	24.47%
Small Cap Opportunities Fund	26.76%
Global Fund	46.12%
Strategic Emerging Markets Fund	0.37%

For the year ended September 30, 2018, the following Fund(s) earned the following foreign sources of income:

Amount
Global Fund	$4,120,665
International Equity Fund	11,011,255
Strategic Emerging Markets Fund	4,764,197

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2018:

Qualified Dividend Income
Core Bond Fund	$165,750
Diversified Bond Fund	12,750
Balanced Fund	1,383,738
Disciplined Value Fund	4,347,125
Main Street Fund	2,231,954
Disciplined Growth Fund	5,052,037
Small Cap Opportunities Fund	1,467,877
Global Fund	4,761,389
International Equity Fund	7,986,989
Strategic Emerging Markets Fund	2,900,742

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2018, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its

Other Information (Unaudited) (Continued)

oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2017. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of seven of the Funds, total net expense information showed the Funds to be in the first or second comparative quartile of their peer groups (least expensive), and performance information showed the Funds to have had first or second comparative quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Diversified Bond Fund, Balanced Fund, Inflation-Protected and Income Fund, Global Fund, Short-Duration Bond Fund, Disciplined Growth Fund, and Premier High Yield Fund. The Committee also considered that the Core Bond Fund and Small Cap Opportunities Fund each had total net expenses in the first comparative quartile, and had performance that improved from the three-year period to the one-year period from the third comparative quartile to the second comparative quartile. The Committee determined that further inquiry as to expense or performance was not warranted at the time. With respect to the aforementioned Funds, the Committee considered the Funds’ net advisory fees in light of the Funds’ performance and total expenses and determined that they were acceptable.

As to the U.S. Government Money Market Fund, the Committee considered MML Advisers’ statement that the Fund had underperformed its performance category median by nine basis points for the one-year period and four basis points over the three-year period, and that the underperformance was the result in part of the portfolio management team’s shortening of the Fund’s weighted-average maturity amid Federal Reserve interest rate hikes. The Committee considered that the Fund had total net expenses and net advisory fees in the third comparative quartile (60th and 70th percentiles, respectively). The Committee considered MML Advisers’ statement that money market pricing is currently changing both in response to the increasing interest rate environment and the migration of many funds to a U.S. Government strategy, and that MML Advisers will wait until there is greater clarity as to expense levels in the market generally to recommend appropriate action as to the pricing of the Fund.

The Committee considered the remaining Funds which had total net expenses in the first or second comparative quartile, but experienced one- and three-year performance in the third or fourth comparative quartile (with the exception of the Main Street Fund, which had second comparative quartile performance for the three-year period).

•

Disciplined Value Fund – The Committee considered that the Fund had total net expenses in the first comparative quartile (12th percentile) and net advisory fees in the first comparative quartile (23rd percentile). The Committee considered that the Fund had experienced one- and three-year comparative performance in the third comparative quartile (73rd and 55th percentiles, respectively). The Committee considered MML Advisers’ statement that, although it has underperformed in recent years, the Fund’s subadviser has a long record of outperformance and MML Advisers has strong confidence in the subadviser’s ability to deliver favorable long-term performance.

•

International Equity Fund – The Committee considered that the Fund’s total net expenses are in the second comparative quartile (44th percentile) and it net advisory fee is in the third comparative quartile (63rd percentile), six basis points above the peer group median. The Committee considered that the Fund had experienced performance in the third comparative quartile for the three-year period and fourth comparative quartile for the one-year period (71st and 89th percentiles, respectively). The Committee considered MML Advisers’ statements that recent underperformance was principally the result of the Fund’s underexposure to emerging markets, and that the Fund’s manager is one of the longest tenured managers in this space with a strong long-term performance record. The Committee considered MML Advisers’ statement that it has a high degree of confidence in the subadviser and its investment strategy.

•

Main Street Fund – The Committee considered that the Fund’s total net expenses and net advisory fees were in the first comparative quartile (6th and 17th percentiles, respectively). The Committee considered that, although the Fund experienced performance in the fourth comparative quartile for the one-year period (84th percentile), the Fund has achieved second quartile comparative performance for the three-year period (39th percentile). The Committee considered MML Advisers’ statement that the Fund’s one-year underperformance was the result of stock selection relating to a relatively small number of portfolio positions, and that MML Advisers has a high degree of confidence in the long-term performance of the Fund’s portfolio management team.

Other Information (Unaudited) (Continued)

•

Strategic Emerging Markets Fund – The Committee noted that the Fund had total net expenses and net advisory fees below the peer group medians (24th and 31st percentiles, respectively). The Committee considered that the Fund experienced third comparative quartile performance for the one- and three-year periods (62nd and 74th percentiles, respectively). The Committee considered MML Advisers’ statements that, although the current portfolio management team has underperformed since it began managing the Fund approximately four years ago, at least part of that underperformance is attributable to the high quality of the portfolio (during a period when high quality has underperformed) and the relatively low beta nature of the portfolio, which are factors that will typically cause a portfolio of this nature to underperform in strongly rising markets. The Committee considered that MML Advisers has conviction in the manager’s ability to deliver strong investment results over the long term.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Submission of Matters to a Vote of Security Holders

Pursuant to a written consent dated August 7, 2018, MassMutual, as the owner of a majority of the issued and outstanding shares of the MassMutual Premier Core Bond Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Disciplined Value Fund, and MassMutual Premier Small Cap Opportunities Fund (each, a “Fund”), approved the ability for MML Advisers to appoint subadvisers for each Fund without shareholder approval, as described in the Information Statement dated July 18, 2018.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2018:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
U.S. Government Money Market Fund
Class R5	$1,000	0.51%	$1,006.90	$2.59	$1,022.80	$2.61
Short-Duration Bond Fund
Class I	1,000	0.39%	1,014.80	1.99	1,023.40	2.00
Class R5	1,000	0.49%	1,014.70	2.50	1,022.90	2.51
Service Class	1,000	0.60%	1,013.80	3.06	1,022.30	3.08
Administrative Class	1,000	0.70%	1,012.90	3.57	1,021.80	3.59
Class A	1,000	0.94%	1,012.00	4.79	1,020.60	4.81
Class R4	1,000	0.84%	1,011.80	4.28	1,021.10	4.30
Class R3	1,000	1.09%	1,010.90	5.55	1,019.80	5.58

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.45%	$1,002.00	$2.28	$1,023.10	$2.31
Class R5	1,000	0.55%	1,001.00	2.79	1,022.60	2.82
Service Class	1,000	0.65%	1,000.00	3.29	1,022.00	3.33
Administrative Class	1,000	0.75%	999.00	3.80	1,021.50	3.84
Class A	1,000	1.00%	999.00	5.07	1,020.30	5.12
Class R4	1,000	0.90%	1,000.00	4.56	1,020.80	4.61
Class R3	1,000	1.15%	998.00	5.82	1,019.50	5.89
Core Bond Fund
Class I	1,000	0.42%	1,001.90	2.13	1,023.20	2.15
Class R5	1,000	0.52%	1,001.90	2.64	1,022.70	2.67
Service Class	1,000	0.62%	1,001.90	3.15	1,022.20	3.18
Administrative Class	1,000	0.72%	1,000.90	3.65	1,021.70	3.69
Class A	1,000	0.97%	1,000.00	4.92	1,020.40	4.97
Class R4	1,000	0.87%	1,000.00	4.41	1,020.90	4.46
Class R3	1,000	1.12%	999.10	5.67	1,019.70	5.73
Diversified Bond Fund
Class I	1,000	0.50%	1,002.80	2.54	1,022.80	2.56
Class R5	1,000	0.60%	1,002.00	3.04	1,022.30	3.08
Service Class	1,000	0.70%	1,002.00	3.55	1,021.80	3.59
Administrative Class	1,000	0.80%	1,002.00	4.06	1,021.30	4.10
Class A	1,000	1.05%	1,000.00	5.32	1,020.00	5.38
Class R4	1,000	0.95%	1,001.00	4.82	1,020.50	4.86
Class R3	1,000	1.20%	1,000.00	6.08	1,019.30	6.14
High Yield Fund
Class I	1,000	0.54%	1,035.80	2.79	1,022.60	2.77
Class R5	1,000	0.64%	1,034.40	3.30	1,022.10	3.28
Service Class	1,000	0.74%	1,034.40	3.82	1,021.60	3.79
Administrative Class	1,000	0.84%	1,033.90	4.33	1,021.10	4.30
Class A	1,000	1.09%	1,031.60	5.61	1,019.80	5.58
Class R4	1,000	0.99%	1,033.10	5.10	1,020.30	5.07
Class R3	1,000	1.24%	1,031.30	6.38	1,019.10	6.34
Balanced Fund
Class I	1,000	0.60%	1,061.10	3.13	1,022.30	3.08
Class R5	1,000	0.70%	1,060.20	3.65	1,021.80	3.59
Service Class	1,000	0.80%	1,059.70	4.18	1,021.30	4.10
Administrative Class	1,000	0.90%	1,059.20	4.70	1,020.80	4.61
Class A	1,000	1.15%	1,057.50	6.00	1,019.50	5.89
Class R4	1,000	1.05%	1,057.90	5.48	1,020.00	5.38
Class R3	1,000	1.30%	1,057.30	6.78	1,018.80	6.65
Disciplined Value Fund
Class I	1,000	0.56%	1,060.30	2.92	1,022.50	2.87
Class R5	1,000	0.67%	1,059.50	3.50	1,021.90	3.43
Service Class	1,000	0.77%	1,058.70	4.02	1,021.40	3.94
Administrative Class	1,000	0.87%	1,058.20	4.54	1,020.90	4.46
Class A	1,000	1.12%	1,057.30	5.84	1,019.70	5.73
Class R4	1,000	1.02%	1,057.70	5.32	1,020.20	5.22
Class R3	1,000	1.27%	1,056.30	6.62	1,018.90	6.50

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Main Street Fund
Class I	$1,000	0.72%	$1,103.60	$3.84	$1,021.70	$3.69
Class R5	1,000	0.82%	1,102.70	4.37	1,021.20	4.20
Service Class	1,000	0.93%	1,102.80	4.96	1,020.60	4.76
Administrative Class	1,000	1.02%	1,101.80	5.43	1,020.20	5.22
Class A	1,000	1.27%	1,100.50	6.76	1,018.90	6.50
Class R4	1,000	1.17%	1,100.20	6.23	1,019.40	5.99
Class R3	1,000	1.42%	1,099.30	7.55	1,018.10	7.26
Disciplined Growth Fund
Class I	1,000	0.52%	1,135.10	2.81	1,022.70	2.67
Class R5	1,000	0.62%	1,133.30	3.35	1,022.20	3.18
Service Class	1,000	0.72%	1,133.00	3.89	1,021.70	3.69
Administrative Class	1,000	0.82%	1,132.30	4.43	1,021.20	4.20
Class A	1,000	1.07%	1,131.10	5.78	1,019.90	5.48
Class R4	1,000	0.97%	1,131.20	5.24	1,020.40	4.97
Class R3	1,000	1.22%	1,129.70	6.58	1,019.20	6.24
Small Cap Opportunities Fund
Class I	1,000	0.69%	1,126.50	3.72	1,021.80	3.54
Class R5	1,000	0.79%	1,126.00	4.26	1,021.30	4.05
Service Class	1,000	0.89%	1,124.90	4.79	1,020.80	4.56
Administrative Class	1,000	0.99%	1,125.00	5.33	1,020.30	5.07
Class A	1,000	1.24%	1,123.50	6.67	1,019.10	6.34
Class R4	1,000	1.14%	1,123.70	6.14	1,019.60	5.83
Class R3	1,000	1.39%	1,122.10	7.48	1,018.30	7.11
Global Fund
Class I	1,000	0.87%	1,030.10	4.48	1,020.90	4.46
Class R5	1,000	0.97%	1,030.10	4.99	1,020.40	4.97
Service Class	1,000	1.07%	1,029.10	5.50	1,019.90	5.48
Administrative Class	1,000	1.17%	1,028.80	6.02	1,019.40	5.99
Class A	1,000	1.42%	1,027.20	7.30	1,018.10	7.26
Class R4	1,000	1.32%	1,028.10	6.78	1,018.70	6.75
Class R3	1,000	1.57%	1,027.30	8.07	1,017.40	8.03
International Equity Fund
Class I	1,000	0.95%	943.40	4.68	1,020.50	4.86
Class R5	1,000	1.05%	941.90	5.17	1,020.00	5.38
Service Class	1,000	1.15%	941.80	5.66	1,019.50	5.89
Administrative Class	1,000	1.25%	940.80	6.15	1,019.00	6.40
Class A	1,000	1.50%	939.80	7.37	1,017.70	7.67
Class R4	1,000	1.40%	940.70	6.89	1,018.20	7.16
Class R3	1,000	1.65%	939.10	8.11	1,017.00	8.43
Strategic Emerging Markets Fund
Class I	1,000	1.05%	927.30	5.13	1,020.00	5.38
Class R5	1,000	1.15%	926.20	5.61	1,019.50	5.89
Service Class	1,000	1.25%	925.80	6.10	1,019.00	6.40
Administrative Class	1,000	1.35%	925.40	6.59	1,018.50	6.91
Class A	1,000	1.59%	924.50	7.75	1,017.30	8.13
Class R4	1,000	1.50%	924.60	7.32	1,017.70	7.67
Class R3	1,000	1.75%	923.80	8.53	1,016.50	8.94

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2018 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45700-00

Item 2. Code of Ethics.

As of September 30, 2018, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2018, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2018 and 2017 were $481,929 and $477,407, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2018 and 2017. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2018 and 2017 were $107,502 and $103,105, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2018 and 2017. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2018 and 2017 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2018 and 2017 were $15,542,262 and $13,292,326, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-

14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/27/2018

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	11/27/2018